Registration No. 33-59474

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

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POST-EFFECTIVE AMENDMENT NO. 76 TO
FORM N-1A
REGISTRATION STATEMENT
under
THE SECURITIES ACT OF 1933
and
REGISTRATION STATEMENT
under
THE INVESTMENT COMPANY ACT OF 1940

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PRINCIPAL FUNDS, INC.
formerly Principal Investors Fund, Inc.
(Exact name of Registrant as specified in Charter)

The Principal Financial Group
Des Moines, Iowa 50392
(Address of principal executive offices)

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Telephone Number (515) 248-3842

Copy to:
MICHAEL D. ROUGHTON	JOHN W. BLOUCH, Esq.
The Principal Financial Group	Dykema Gossett PLLC
Des Moines, Iowa 50392	Franklin Square, Suite 300 West
1300 I Street, N.W.
Washington, DC 20005-3306

(Name and address of agent for service)
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It is proposed that this filing will become effective (check appropriate box)

___ immediately upon filing pursuant to paragraph (b) of Rule 485
_XX__ on March 1, 2010, pursuant to paragraph (b) of Rule 485
____ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
_____ on (date) pursuant to paragraph (a)(1) of Rule 485
_____75 days after filing pursuant to paragraph (a)(2) of Rule 485
______on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:)

_______This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

Explanatory Note: This Post-Effective Amendment to the Registration Statement of Principal Funds, Inc. (the "Fund")
(File No. 33-59474) (the "Registration Statement") consists of the following: (1) Facing Page of the Registration
Statement; (2) Statement of Additional Information (series with a fiscal year end of October 31)
and (3) Part C and (4) signature page.

Due to file size limitations Part A will be filed in subsequent amendments.

The Amendment is not being filed to update or amend the prospectuses or statement of additional information for the
Bond Market Index Fund, International Equity Index Fund, or Diversified Real Asset Fund (series with a fiscal year end of
August 31).

PRINCIPAL FUNDS, INC.

(the "Fund")

Statement of Additional Information

dated March 1, 2010

The ticker symbols for series and share classes are on the next two pages.

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectuses. These prospectuses, which we may amend from time to time, contain the basic information you should know before investing in the Fund. You should read this SAI for the A, B, C, J, Institutional, R-1, R-2, R-3, R-4, and R-5 share classes together with the Fund's prospectuses dated March 1, 2010 for the A, B, C, J, Institutional, R-1, R-2, R-3, R-4, and R-5 share classes.

Incorporation by Reference:   The audited financial statements, schedules of investments and auditor's report included in the Fund's Annual Report to Shareholders, for the fiscal year ended October 31, 2009, are hereby incorporated by reference into and are legally a part of this SAI.

For a free copy of the current prospectus or annual report, call 1-800-222-5852 or write:

For Class J shares:

Principal Funds P.O. Box 55904 Boston, MA 02205 For other share classes: Principal Funds P.O. Box 8024 Boston, MA 02266-8024

The prospectuses for A, B, C, J, Institutional, R-1, R-2, R-3, R-4, and R-5 share classes may be viewed at www.Principal.com.

Information incorporated by reference: to be filed by amendment.

Ticker Symbols for Principal Funds, Inc.
CLASSES
Fund Name	A	B	C	Institutional	J	R-1	R-2	R-3	R-4	R-5
Bond & Mortgage Securities	PRBDX	PROBX	PBMCX	PMSIX	PBMJX	PBOMX	PBMNX	PBMMX	PBMSX	PBMPX
California Municipal	SRCMX	SQCMX	SRCCX
Core Plus Bond I				PCBZX		PCBRX	PCBBX	PCIRX	PCBDX	PCBEX
Disciplined LargeCap Blend	PRMGX	PBABX	PDCCX	PILBX		PDSLX	PDCAX	PDAPX	PDCSX	PDPBX
Diversified International	PRWLX	PRBWX	PDNCX	PIIIX	PIIJX	PDVIX	PINNX	PINRX	PINLX	PINPX
Equity Income	PQIAX	PQUBX	PEUCX	PEIIX		PIEMX	PEINX	PEIOX	PEIPX	PEIQX
Global Diversified Income	PGBAX		PGDCX	PGDIX
Global Real Estate Securities	POSAX		POSCX	POSIX
Government & High Quality Bond	CMPGX	CBUGX	CCUGX	PMRIX	PMRJX	PMGRX	PFMRX	PRCMX	PMRDX	PMREX
High Quality Intermediate-Term Bond				HUIIX	PHIJX	PHSIX	PHINX	PHIRX	PHISX	PHIPX
High Yield	CPHYX	CBHYX	CCHIX	PHYTX
High Yield I				PYHIX
Income	CMPIX	CMIBX	CNMCX	PIOIX	PIOJX	PIOMX	PIONX	PIOOX	PIOPX	PIOQX
Inflation Protection	PITAX		PPOCX	PIPIX	PIPJX	PISPX	PBSAX	PIFPX	PIFSX	PBPPX
International Emerging Markets	PRIAX	PIEBX	PMKCX	PIEIX	PIEJX	PIXEX	PEASX	PEAPX	PESSX	PEPSX
International I				PINIX		PPISX	PSPPX	PRPPX	PUPPX	PTPPX
International Growth	PIRAX		PIRCX	PITIX	PITJX	PISGX	PITNX	PITMX	PITSX	PITPX
International Value I				PINZX
LargeCap Blend I	PBLCX	PBLBX	PPLGX	PLIIX	PPXJX	PAASX	PWPPX	PVPPX	PYPPX	PXPPX
LargeCap Blend II	PLRAX	PLDBX	PLFCX	PLBIX	PLBJX	PLBSX	PPZNX	PPZMX	PPZSX	PPZPX
LargeCap Growth	PRGWX	PRGBX	PLGCX	PGLIX	PGLJX	PLSGX	PCPPX	PLGPX	PEPPX	PDPPX
LargeCap Growth I	PGGAX	PBAGX	PLRCX	PLGIX	PLGJX	PCRSX	PPUNX	PPUMX	PPUSX	PPUPX
LargeCap Growth II	PLNAX		PLGRX	PPIIX	PPLJX	PDASX	PPTNX	PPTMX	PPTSX	PPTPX
LargeCap S&P 500 Index	PLSAX		PLICX	PLFIX	PSPJX	PLPIX	PLFNX	PLFMX	PLFSX	PLFPX
LargeCap Value	PCACX	PCCBX	PLUCX	PVLIX	PVLJX	PLSVX	PLVNX	PLVMX	PLVSX	PLVPX
LargeCap Value I				PVPIX		PVUAX	PABEX	PABDX	PAGBX	PAFBX
LargeCap Value III	PPVAX	PLVBX	PLLCX	PLVIX	PLVJX	PESAX	PPSNX	PPSFX	PPSSX	PPSRX
MidCap Blend	PEMGX	PRMBX	PMBCX	PCBIX	PMBJX	PMSBX	PMBNX	PMBMX	PMBSX	PMBPX
MidCap Growth				PGWIX	PMGJX	PMSGX	PGPPX	PFPPX	PIPPX	PHPPX
MidCap Growth III	PPMGX	PPGFX	POWCX	PPIMX	PPQJX	PHASX	PPQNX	PPQMX	PPQSX	PPQPX
MidCap S&P 400 Index				MPSIX	PMFJX	PMSSX	PMFNX	PMFMX	PMFSX	PMFPX
MidCap Value I	PVEAX	PVEBX	PVECX	PVMIX	PVEJX	PLASX	PABUX	PMPRX	PABWX	PABVX
MidCap Value III				PVUIX	PMCJX	PMSVX	PKPPX	PJPPX	PMPPX	PLPPX
Money Market	PCSXX	PMBXX	PPCXX	PVMXX	PMJXX	PASXX	PMVXX	PMRXX	PMSXX	PMPXX
Preferred Securities	PPSAX		PRFCX	PPSIX	PPSJX	PUSAX	PPRSX	PNARX	PQARX	PPARX
Principal Capital Appreciation	CMNWX	CMNBX	CMNCX	PWCIX		PCAMX	PCANX	PCAOX	PCAPX	PCAQX
Principal LifeTime 2010	PENAX			PTTIX	PTAJX	PVASX	PTANX	PTAMX	PTASX	PTAPX
Principal LifeTime 2015				LTINX		LTSGX	LTASX	LTAPX	LTSLX	LTPFX
Principal LifeTime 2020	PTBAX	PLIBX		PLWIX	PLFJX	PWASX	PTBNX	PTBMX	PTBSX	PTBPX
Principal LifeTime 2025				LTSTX		LTSNX	LTADX	LTVPX	LTEEX	LTPDX
Principal LifeTime 2030	PTCAX	PTCBX		PMTIX	PLTJX	PXASX	PTCNX	PTCMX	PTCSX	PTCPX
Principal LifeTime 2035				LTIUX		LTANX	LTVIX	LTAOX	LTSEX	LTPEX

Ticker Symbols for Principal Funds, Inc.
CLASSES
Fund Name	A	B	C	Institutional	J	R-1	R-2	R-3	R-4	R-5
Principal LifeTime 2040	PTDAX	PTDBX		PTDIX	PTDJX	PYASX	PTDNX	PTDMX	PTDSX	PTDPX
Principal LifeTime 2045				LTRIX		LTRGX	LTRSX	LTRVX	LTRLX	LTRDX
Principal LifeTime 2050	PPEAX	PLTFX		PPLIX	PFLJX	PZASX	PTENX	PTERX	PTESX	PTEFX
Principal LifeTime 2055				LTFIX		LTFGX	LTFSX	LTFDX	LTFLX	LTFPX
Principal LifeTime Strategic Income	PALTX	PLTSX		PLSIX	PLSJX	PLAIX	PLSNX	PLSMX	PLSSX	PLSPX
Real Estate Securities	PRRAX	PRLEX	PRCEX	PIREX	PREJX	PRAEX	PRENX	PRERX	PRETX	PREPX
Short-Term Bond	PLTBX		PBOCX	SMBFX	PHSJX	PSSTX	PHSNX	PHSMX	PHSSX	PHSPX
Short-Term Income	SRHQX		STCCX	PSHIX
SmallCap Blend	PLLAX	PLLBX	PSMCX	PSLIX	PSBJX	PSABX	PSBNX	PSBMX	PSBSX	PSBPX
SmallCap Growth	PMAAX	PSCBX	PSOWX	SCPGX	PSGJX	PSAGX	PSARX	PSLPX	PVARX	PTARX
SmallCap Growth I				PGRTX	PSIJX	PNASX	PPNNX	PPNMX	PPNSX	PPNPX
SmallCap Growth II	PPSMX	PPSBX	PTOCX	PSIIX	PPMIX	PPASX	PPMNX	PPMMX	PPMSX	PPMPX
SmallCap S&P 600 Index				PSSIX	PSSJX	PSAPX	PSSNX	PSSMX	PSSSX	PSSPX
SmallCap Value	PSUAX	PSVBX	PSUCX	PVSIX	PSVJX	PSAVX	PSVNX	PSVMX	PSVSX	PSVPX
SmallCap Value I				PPKIX		PSASX	PPKNX	PPKMX	PPKSX	PPKPX
SmallCap Value II				PPVIX	PSMJX	PCPTX	PKARX	PJARX	PSTWX	PLARX
Strategic Asset Management Balanced
Portfolio	SABPX	SBBPX	SCBPX	PSBIX	PSAJX	PSBGX	PSBVX	PBAPX	PSBLX	PSBFX
Strategic Asset Management
Conservative Balanced Portfolio	SAIPX	SBIPX	SCIPX	PCCIX	PCBJX	PCSSX	PCNSX	PCBPX	PCBLX	PCBFX
Strategic Asset Management
Conservative Growth Portfolio	SAGPX	SBGPX	SCGPX	PCWIX	PCGJX	PCGGX	PCGVX	PCGPX	PCWSX	PCWPX
Strategic Asset Management Flexible
Income Portfolio	SAUPX	SBUPX	SCUPX	PIFIX	PFIJX	PFIGX	PFIVX	PFIPX	PFILX	PFIFX
Strategic Asset Management Strategic
Growth Portfolio	SACAX	SBCAX	SWHCX	PSWIX	PSWJX	PSGGX	PSGVX	PSGPX	PSGLX	PSGFX
Tax-Exempt Bond	PTEAX	PTBBX	PTBCX

Fund History	3
Description of the Funds’ Investments and Risks	7
Management	32
Control Persons and Principal Holders of Securities	40
Investment Advisory and Other Services	74
Multiple Class Structure	94
Intermediary Compensation	XX
Brokerage Allocation and Other Practices	99
Purchase and Redemption of Shares	113
Pricing of Fund Shares	114
Taxation of the Funds	115
Portfolio Holdings Disclosure	117
Proxy Voting Policies and Procedures	118
Financial Statements	119
Independent Registered Public Accounting Firm	119
General Information	119
Disclosure Regarding Portfolio Managers	120
Appendix A - Description of Bond Ratings	202
Appendix B - Proxy Voting Policies	205

FUND HISTORY

Principal Funds, Inc. ("the Registrant" or the "Fund") was organized as Principal Special Markets Fund, Inc. on
January 28, 1993 as a Maryland corporation. The Fund changed its name to Principal Investors Fund, Inc. effective
September 14, 2000. The Fund changed its name to Principal Funds, Inc. effective June 13, 2008.

The Articles of Incorporation have been amended from time to time.
• The Fund amended the articles on September 20, 2006 to add the California Insured Intermediate Municipal Fund,
California Municipal Fund, Equity Income Fund I, High Yield Fund II, Income Fund, MidCap Stock Fund, Mortgage
Securities Fund, Short-Term Income Fund, Strategic Asset Management Balanced Portfolio, Strategic Asset
Management Conservative Balanced Portfolio, Strategic Asset Management Conservative Growth Portfolio,
Strategic Asset Management Flexible Income Portfolio, Strategic Asset Management Strategic Growth Portfolio,
Tax-Exempt Bond Fund I, and West Coast Equity Fund. The California Insured Intermediate Municipal Fund,
California Municipal Fund, Equity Income Fund I, High Yield Fund II, Income Fund, MidCap Stock Fund, Mortgage
Securities Fund, Short-Term Income Fund, Strategic Asset Management Balanced Portfolio, Strategic Asset
Management Conservative Balanced Portfolio, Strategic Asset Management Conservative Growth Portfolio,
Strategic Asset Management Flexible Income Portfolio, Strategic Asset Management Strategic Growth Portfolio,
Tax-Exempt Bond Fund I, and West Coast Equity Fund are each successors to the following series of WM Trust I,
WM Trust II, or WM Strategic Asset Management Portfolios, LLC, as of January 12, 2007.

Successor Fund	Predecessor Fund
California Insured Intermediate Municipal	California Insured Intermediate Municipal (WM Trust II)
California Municipal	California Municipal (WM Trust II)
Equity Income I	Equity Income (WM Trust I)
High Yield II	High Yield (WM Trust I)
Income	Income (WM Trust I)
MidCap Stock	MidCap Stock (WM Trust I)
Mortgage Securities	U.S. Government Securities (WM Trust I)
Short-Term Income	Short Term Income (WM Trust II)
Strategic Asset Management Portfolios	Strategic Asset Management Portfolios
(WM Strategic Asset Management Portfolios, LLC)
Balanced Portfolio	Balanced Portfolio
Conservative Balanced Portfolio	Conservative Balanced Portfolio
Conservative Growth Portfolio	Conservative Growth Portfolio
Flexible Income Portfolio	Flexible Income Portfolio
Strategic Growth Portfolio	Strategic Growth Portfolio
Tax-Exempt Bond I	Tax-Exempt Bond (WM Trust I)
West Coast Equity	West Coast Equity (WM Trust I)

Classes offered by each Fund are shown in the table below.

Share Class
Fund/Portfolio Name	A	B	C	J	R-1	R-2	R-3	R-4	R-5	Institutional
Bond & Mortgage Securities	X	X	X	X	X	X	X	X	X	X
California Municipal	X	X	X
Core Plus Bond I					X	X	X	X	X	X
Disciplined LargeCap Blend	X	X	X		X	X	X	X	X	X
Diversified International	X	X	X	X	X	X	X	X	X	X
Equity Income	X	X	X		X	X	X	X	X	X
Global Diversified Income	X		X							X
Global Real Estate Securities	X		X							X
Government & High Quality Bond	X	X	X	X	X	X	X	X	X	X
High Quality Intermediate-Term Bond				X	X	X	X	X	X	X
High Yield	X	X	X							X
High Yield I										X
Income	X	X	X	X	X	X	X	X	X	X
Inflation Protection	X		X	X	X	X	X	X	X	X
International Emerging Markets	X	X	X	X	X	X	X	X	X	X
International I					X	X	X	X	X	X
International Growth	X		X	X	X	X	X	X	X	X
International Value I										X
LargeCap Blend I	X	X	X	X	X	X	X	X	X	X
LargeCap Blend II	X	X	X	X	X	X	X	X	X	X
LargeCap Growth	X	X	X	X	X	X	X	X	X	X
LargeCap Growth I	X	X	X	X	X	X	X	X	X	X
LargeCap Growth II	X		X	X	X	X	X	X	X	X
LargeCap S&P 500 Index	X		X	X	X	X	X	X	X	X
LargeCap Value	X	X	X	X	X	X	X	X	X	X
LargeCap Value I					X	X	X	X	X	X
LargeCap Value III	X	X	X	X	X	X	X	X	X	X
MidCap Blend	X	X	X	X	X	X	X	X	X	X
MidCap Growth				X	X	X	X	X	X	X
MidCap Growth III	X	X	X	X	X	X	X	X	X	X
MidCap S&P 400 Index				X	X	X	X	X	X	X
MidCap Value I	X	X	X	X	X	X	X	X	X	X
MidCap Value III				X	X	X	X	X	X	X
Money Market	X	X	X	X	X	X	X	X	X	X
Preferred Securities	X		X	X	X	X	X	X	X	X
Principal Capital Appreciation	X	X	X		X	X	X	X	X	X
Principal LifeTime 2010	X			X	X	X	X	X	X	X
Principal LifeTime 2015					X	X	X	X	X	X
Principal LifeTime 2020	X	X		X	X	X	X	X	X	X
Principal LifeTime 2025					X	X	X	X	X	X
Principal LifeTime 2030	X	X		X	X	X	X	X	X	X
Principal LifeTime 2035					X	X	X	X	X	X
Principal LifeTime 2040	X	X		X	X	X	X	X	X	X
Principal LifeTime 2045					X	X	X	X	X	X
Principal LifeTime 2050	X	X		X	X	X	X	X	X	X
Principal LifeTime 2055					X	X	X	X	X	X
Principal LifeTime Strategic Income	X	X		X	X	X	X	X	X	X
Real Estate Securities	X	X	X	X	X	X	X	X	X	X
SAM Balanced	X	X	X	X	X	X	X	X	X	X
SAM Conservative Balanced	X	X	X	X	X	X	X	X	X	X
SAM Conservative Growth	X	X	X	X	X	X	X	X	X	X
SAM Flexible Income	X	X	X	X	X	X	X	X	X	X
SAM Strategic Growth	X	X	X	X	X	X	X	X	X	X
Short-Term Bond	X		X	X	X	X	X	X	X	X
Short-Term Income	X		X							X
SmallCap Blend	X	X	X	X	X	X	X	X	X	X
SmallCap Growth	X	X	X	X	X	X	X	X	X	X
SmallCap Growth I				X	X	X	X	X	X	X
SmallCap Growth II	X	X	X	X	X	X	X	X	X	X
SmallCap S&P 600 Index				X	X	X	X	X	X	X
SmallCap Value	X	X	X	X	X	X	X	X	X	X
SmallCap Value I					X	X	X	X	X	X
SmallCap Value II				X	X	X	X	X	X	X
Tax-Exempt Bond	X	X	X

Each class has different expenses. Because of these different expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase certain classes of shares, call Principal Funds at
1-800-222-5852.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS

The Fund is a registered, open-end management investment company, commonly called a mutual fund. The Fund consists of multiple investment portfolios which are referred to as "Funds." Each portfolio operates for many purposes as if it were an independent mutual fund. Each portfolio has its own investment objective, strategy, and management team. Each of the Funds is diversified except California Municipal Fund, Global Real Estate Securities Fund, Preferred
Securities Fund, Real Estate Securities, and Tax-Exempt Bond Fund which are non-diversified.

Fund Policies
The investment objectives, investment strategies and the principal risks of each Fund are described in the Prospectus.
This Statement of Additional Information contains supplemental information about those strategies and risks and the types of securities the Sub-Advisor can select for each Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The composition of each Fund and the techniques and strategies that the Sub-Advisor may use in selecting securities will vary over time. A Fund is not required to use all of the investment techniques and strategies available to it in seeking its goals.

Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.

The investment objective of each Fund and, except as described below as "Fundamental Restrictions," the investment strategies described in this Statement of Additional Information and the prospectuses are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Fund. The Investment Company Act of
1940, as amended, ("1940 Act") provides that "a vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of 1) more than 50% of the outstanding shares or 2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately. Shares of all classes of a
Fund will vote together as a single class except when otherwise required by law or as determined by the Board of
Directors.

With the exception of the diversification test required by the Internal Revenue Code, the Funds will not consider collateral held in connection with securities lending activities when applying any of the following fundamental restrictions or any other investment restriction set forth in each Fund's prospectus or Statement of Additional
Information.

Bond & Mortgage Securities, California Municipal, Core Plus Bond I, Disciplined LargeCap Blend, Diversified
International, Equity Income, Global Diversified Income, Global Real Estate Securities, Government & High Quality
Bond, High Quality Intermediate-Term Bond, High Yield, High Yield I, Income, Inflation Protection, International
Emerging Markets, International Growth, International Value I, LargeCap Blend I, LargeCap Blend II, LargeCap
Growth, LargeCap Growth I, LargeCap Growth II, LargeCap S&P 500 Index, LargeCap Value, LargeCap Value I,
LargeCap Value III, MidCap Blend, MidCap Growth, MidCap Growth III, MidCap S&P 400 Index, MidCap Value I,
MidCap Value III, Money Market, Preferred Securities, Principal Capital Appreciation, Real Estate Securities, Short-
Term Bond, Short-Term Income, SmallCap Blend, SmallCap Growth, SmallCap Growth I, SmallCap Growth II,
SmallCap S&P 600 Index, SmallCap Value, SmallCap Value I, SmallCap Value II, and Tax-Exempt Bond Funds

Fundamental Restrictions
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

1)	Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

2)	Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps, and securities backed by physical commodities.

3)	Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

4)	Borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5)	Make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objectives and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities lent. This limit does not apply to purchases of debt securities or commercial paper.

6)	Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Fund. This restriction does not apply to the California Municipal, Global Real Estate Securities,
Preferred Securities, or Real Estate Securities Funds.

7)	Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

8)	Concentrate its investments in any particular industry, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. This restriction applies to the LargeCap S&P 500 Index, MidCap S&P 400 Index, and
SmallCap S&P 600 Index Funds except to the extent that the related Index also is so concentrated. This restriction does not apply to the Global Diversified Income Fund, Global Real Estate Securities, Preferred Securities, or Real
Estate Securities Funds.

9)	Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short). This restriction does not apply to the Core Plus
Bond Fund I.

Non-Fundamental Restrictions
Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

1)	Invest more than 15% (10% in the case of the Money Market Fund) of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law.

2)	Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put or call options, futures contracts, options on futures contracts, and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

3)	Invest in companies for the purpose of exercising control or management.

4)	Invest more than 25% (35% for High Yield and Preferred Securities Funds) of its assets in foreign securities, except that the Diversified International, Global Diversified Income, Global Real Estate Securities, International
Emerging Markets, International Growth, International Value I, and Money Market Funds each may invest up to
100% of its assets in foreign securities, the LargeCap S&P 500 Index, MidCap S&P 400 Index, and SmallCap S&P
600 Index Funds each may invest in foreign securities to the extent that the relevant index is so invested, and the
California Municipal, Government & High Quality Bond, and Tax-Exempt Bond Funds may not invest in foreign securities.

5)	Invest more than 5% of its total assets in real estate limited partnership interests (except the Global Diversified
Income, Global Real Estate Securities, and Real Estate Securities Funds).

6)	Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation, or plan of reorganization. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

Each Fund (except the California Municipal, Diversified International, Global Diversified Income, Income, Inflation
Protection, International Emerging Markets, International Growth, International Value I, Principal Capital Appreciation,
Short-Term Income and Tax-Exempt Bond Funds) has also adopted the non-fundamental policy, pursuant to SEC
Rule 35d-1, which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. The
Fund will provide 60-days notice to shareholders prior to implementing a change in this policy for the Fund.

The Tax-Exempt Bond Fund has also adopted a fundamental policy which requires it, under normal circumstances, to invest at least 80% of its net assets in investments, the income from which is exempt from federal income tax or so that at least 80% of the income the Fund distributes will be exempt from federal income tax.

The California Municipal Fund has adopted a fundamental policy that requires it, under normal circumstances, to invest at least 80% of its net assets in investments the income from which is exempt from federal income tax and
California state personal income tax or so that at least 80% of the income the Fund distributes will be exempt from federal income tax and California state personal income tax. The Fund also has adopted a non-fundamental policy that requires it, under normal circumstances, to invest at least 80% of its net assets in municipal obligations.

International Fund I

Fundamental Restrictions
Each of the following numbered restrictions for the above-listed Fund is a matter of fundamental policy and may not be changed without shareholder approval. The Fund may not:

1)	Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

2)	With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

3)	Borrow money, except as permitted under the 1940 Act, as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4)	Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

5)	Concentrate its investments in any particular industry, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

6)	Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

7)	Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps, and securities backed by physical commodities.

8)	Make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objectives and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

Non-Fundamental Restrictions
The Fund has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to the Fund's present policy to:

1)	Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

2)	Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

3)	Purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

4)	Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation, or plan of reorganization. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

Principal LifeTime 2010, Principal LifeTime 2015, Principal LifeTime 2020, Principal LifeTime 2025, Principal LifeTime
2030, Principal LifeTime 2035, Principal LifeTime 2040, Principal LifeTime 2045, Principal LifeTime 2050, Principal
LifeTime 2055, and Principal LifeTime Strategic Income Funds and the Strategic Asset Management Portfolios
(Balanced, Conservative Balanced, Conservative Growth, Flexible Income, and Strategic Growth Portfolios)

Fundamental Restrictions
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

1)	Issue senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

2)	Purchase or sell commodities or commodities contracts except that the Fund may invest in underlying funds that may purchase or write interest rate, currency, and stock and bond index futures contracts and related options thereon.

3)	Purchase or sell real estate or interests therein, although the Fund may purchase underlying funds which purchase securities of issuers that engage in real estate operations and securities secured by real estate or interests therein.

4)	Borrow money, except as permitted under the 1940 Act, as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5)	Make loans, except that the Fund may a) purchase underlying funds which purchase and hold debt obligations and
b) enter into repurchase agreements. This limit does not apply to purchases of debt securities or commercial paper by the Fund or an underlying fund. For the purpose of this restriction, lending of fund securities by the underlying funds are not deemed to be loans.

6)	Act as an underwriter of securities, except to the extent that the Fund or an underlying fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

7)	Invest 25% or more of the value of its total assets in securities of issuers in any one industry except that the Fund will concentrate its investments in the mutual fund industry. This restriction does not apply to the Fund's investments in the mutual fund industry by virtue of its investments in the underlying funds. This restriction also does not apply to obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

8)	Sell securities short.

Non-Fundamental Restrictions
Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

1)	Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options by the underlying funds and collateral arrangements with respect to initial or variation margin for futures by the underlying funds are not deemed to be pledges of assets.

2)	Invest in companies for the purpose of exercising control or management.

Investment Strategies and Risks
Restricted Securities
Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They are sold only in a public offering with an effective registration statement or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security. If adverse market conditions were to develop during such a period, the Fund might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Directors.

Each of the Funds has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities up to 15% of its net assets (or, in the case of the Money Market Fund, 10%). The Directors have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities under Rule 144A.
Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.

Foreign Securities
Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on
U.S. exchanges.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of a Fund's assets is not invested and is earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a
Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a
Fund may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments.
Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility, or exchange rates could result in investment losses for a Fund.
Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to a Fund's investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

Investments in companies of developing (also called “emerging”) countries are subject to higher risks than investments in companies in more developed countries. These risks include:
• increased social, political, and economic instability;
• a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
• lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
• foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;

• relatively new capital market structure or market-oriented economy;
• the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
• restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
• possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Depositary Receipts
Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

The Funds that may invest in foreign securities may invest in:
• American Depositary Receipts ("ADRs") - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.
• European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.

Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities of underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.

Securities of Smaller Companies
The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. Investors should therefore expect the net asset value of the Fund that invests a substantial portion of its assets in small company stocks may be more volatile than the shares of a Fund that invests solely in larger company stocks.

Unseasoned Issuers
The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the companies' growth prospects.
As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Spread Transactions, Options on Securities and Securities Indices, and Futures Contracts and Options on Futures
Contracts
The Funds (except the Principal LifeTime Funds and SAM Portfolios) may each engage in the practices described under this heading.

• Spread Transactions. Each Fund may purchase covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options can be used to protect each Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. The security covering the spread option is maintained in segregated accounts either with the Fund's custodian or on the Fund's records. The Funds do not consider a security covered by a spread option to be
"pledged" as that term is used in the Fund's policy limiting the pledging or mortgaging of assets.

• Options on Securities and Securities Indices. Each Fund may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Fund invests. The Funds may engage in these transactions to hedge against a decline in the value of securities owned or an increase in the price of securities which the Fund plans to purchase, or to generate additional revenue.

• Writing Covered Call and Put Options. When a Fund writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When a Fund writes a put option, it gives the purchaser of the option the right to sell to the Fund a specific security at a specified price at any time before the option expires. In both situations, the Fund receives a premium from the purchaser of the option.

The premium received by a Fund reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Fund if the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, a Fund assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.

The Funds write only covered options and comply with applicable regulatory and exchange cover requirements.
The Funds usually own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Fund deposits and maintains with its custodian or segregates on the Fund's records, cash, or other liquid assets with a value at least equal to the exercise price of the option.

Once a Fund has written an option, it may terminate its obligation before the option is exercised. The Fund executes a closing transaction by purchasing an option of the same series as the option previously written. The
Fund has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

• Purchasing Call and Put Options. When a Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid, and transaction costs.

When a Fund purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Fund is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.

Once a Fund purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Fund has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

• Options on Securities Indices. Each Fund may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Funds engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When a Fund writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

• Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Funds generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If a Fund is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If a Fund is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-
traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.

• Futures Contracts and Options on Futures Contracts. Each Fund may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts, and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission. Through the purchase and sale of futures contracts and related options, a Fund may seek to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. Each Fund may enter into futures contracts and related options transactions both for hedging and non-hedging purposes.

• Futures Contracts. When a Fund sells a futures contract based on a financial instrument, the Fund is obligated to deliver that kind of instrument at a specified future time for a specified price. When a Fund purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The
Fund realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Funds usually liquidate futures contracts on financial instruments, by entering into an offsetting transaction before the settlement date, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.

A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).

When a Fund purchases or sells a futures contract, it pays a commission to the futures commission merchant through which the Fund executes the transaction. When entering into a futures transaction, the Fund does not pay the execution price, as it does when it purchases a security, or a premium, as it does when it purchases an option.
Instead, the Fund deposits an amount of cash or other liquid assets (generally about 5% of the futures contract amount) with its futures commission merchant. This amount is known as "initial margin." In contrast to the use of margin account to purchase securities, the Fund's deposit of initial margin does not constitute the borrowing of money to finance the transaction in the futures contract. The initial margin represents a good faith deposit that helps assure the Fund's performance of the transaction. The futures commission merchant returns the initial margin to the Fund upon termination of the futures contract if the Fund has satisfied all its contractual obligations.

Subsequent payments to and from the futures commission merchant, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as "marking to market."
The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Fund realizes a loss or gain.

In using futures contracts, the Fund may seek to establish more certainly, than would otherwise be possible, the effective price of or rate of return on portfolio securities or securities that the Fund proposes to acquire. A Fund, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the
Fund's debt securities decline in value and thereby keeps the Fund's net asset value from declining as much as it otherwise would. A Fund may also sell futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When a Fund is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, a Fund may purchase futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

• Options on Futures Contracts. The Funds may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.

Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if a Fund anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.

If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Fund is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.

When a Fund writes an option on a futures contract, the premium paid by the purchaser is deposited with the
Fund's custodian. The Fund must maintain with its futures commission merchant all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the futures commission merchant, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Fund if the option is exercised.

• Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. A Fund's successful use of futures contracts is subject to the ability of the Sub-
Advisor to predict correctly the factors affecting the market values of the Fund's portfolio securities. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Fund and the prices of those debt securities instead increases, the Fund loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Fund, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.

Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Fund enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Fund continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit.
The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

• Limitations on the Use of Futures and Options on Futures Contracts. Each Fund that utilizes futures contracts has claimed an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act and is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act,.

Each Fund may enter into futures contracts and related options transactions, for hedging purposes and for other appropriate risk management purposes, and to modify the Fund's exposure to various currency, equity, or fixed-
income markets. Each Fund may engage in speculative futures trading. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Fund determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. In pursuing traditional hedging activities, each Fund may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Fund owns. Each Fund may purchase futures contracts or calls on futures contracts to protect the Fund against an increase in the price of securities the Fund intends to purchase before it is in a position to do so.

When a Fund purchases a futures contract, or purchases a call option on a futures contract, it segregates portfolio assets, which must be liquid and marked to the market daily, in a segregated account. The amount so segregated plus the amount of initial margin held for the account of its futures commission merchant equals the market value of the futures contract.

With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full market value of the futures contract.

High-Yield/High-Risk Bonds
The Bond & Mortgage Securities, Core Plus Bond Fund I, Equity Income, Global Diversified Income, High Yield, High
Yield I, Income, Inflation Protection, Principal Capital Appreciation, Short-Term Bond, Short-Term Income, and Tax-
Exempt Bond Funds each may invest a portion of its assets in bonds that are rated below investment grade (i.e., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc. or if unrated, determined to be of comparable quality (commonly known as "junk bonds")) . Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. The Bond & Mortgage Securities, Core Plus Bond I, Equity Income, High
Quality Intermediate-Term Bond, High Yield, Income, Principal Capital Appreciation, Short-Term Bond, and Short-
Term Income Funds may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. The
Sub-Advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each Fund has with regard to high yield bonds unless the Sub-Advisor deems such securities to be the equivalent of investment grade bonds.

Mortgage- and Asset-Backed Securities
The yield characteristics of the mortgage- and asset-backed securities in which the Funds may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Fund purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.

The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for
U.S. government mortgage-backed securities. A collateralized mortgage obligation may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity, and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a collateralized mortgage obligation to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.

Inflation-Indexed Bonds
The Funds may invest in inflation-indexed bonds or inflation protected debt securities, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S.
Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon. Inflation-indexed securities issued by the U.S. Treasury (Treasury Inflation Protected Securities or TIPS) have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers
(CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Real Estate Investment Trusts (“REITs”)
REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. U.S. REITs are allowed to eliminate corporate level federal tax so long as they meet certain requirements of the Internal Revenue Code. Foreign REITs ("REIT-like") entities may have similar tax treatment in their respective countries. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are not diversified, are dependent upon management skill, are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act. In addition, foreign REIT-like entities will be subject to foreign securities risks. (See "Foreign Securities")

Zero-Coupon Securities
The Funds may invest in zero-coupon securities. Zero-coupon securities have no stated interest rate and pay only the principal portion at a stated date in the future. They usually trade at a substantial discount from their face (par) value.
Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.

Master Limited Partnerships
An MLP is an entity that is generally taxed as a partnership for federal income tax purposes and that derives each year at least 90% of its gross income from “Qualifying Income”. Qualifying Income includes interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from commodities or commodity futures, and income and gain from mineral or natural resources activities that generate Qualifying Income. MLP interests (known as units) are traded on securities exchanges or over-the-counter. An MLP's organization as a partnership and compliance with the Qualifying Income rules generally eliminates federal tax at the entity level.

An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in an MLP, the investor becomes a limited partner.

The business of MLPs is affected by supply and demand for energy commodities because most MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/
or marketed. Pipeline MLPs have indirect commodity exposure to oil and gas price volatility because, although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids.
The MLP industry in general could be hurt by market perception that MLP's performance and valuation are directly tied to commodity prices.

Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.

Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

Propane MLPs are distributors of propane to homeowners for space and water heating. Propane MLPs derive revenue from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by the Federal Energy
Regulatory Commission (“FERC”), which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and
establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

Securities Lending
All Funds may lend their portfolio securities. None of the Funds will lend its portfolio securities if as a result the aggregate of such loans made by the Fund would exceed the limits established by the 1940 Act. Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days' notice and that cash or other liquid assets equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Fund and is maintained each business day. While such securities are on loan, the borrower pays the Fund any income accruing thereon. The Fund may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities that occurs during the term of the loan belongs to the Fund and its shareholders. A Fund pays reasonable administrative, custodial, and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. A Fund does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.

Short Sales
The Core Plus Bond Fund I may engage in “short sales.” A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Fund may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Each Fund, other than the Principal LifeTime Funds and the SAM Portfolios, may engage in “short sales against the box.” This technique involves selling either a security owned by the Fund, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities.
If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

Forward Foreign Currency Exchange Contracts
The Funds may, but are not obligated to, enter into forward foreign currency exchange contracts. Currency transactions include forward currency contracts and exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.

The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which a Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the
U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, a Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

A Fund segregates liquid assets in an amount equal to its daily marked-to-market (net) obligation (i.e., its daily net liability, if any) with respect to forward currency contracts. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.
Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country's economy. Buyers and sellers of currency forward contracts are subject to the same risks that apply to the use of forward contracts generally. Further, settlement of a currency forward contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.

Moreover, a Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default as bankruptcy of a forward counterparty.

Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and Sale-Buybacks
The Funds may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a
Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to each Fund's limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Advisor.

A Fund may use reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-
dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash or appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the reverse repurchase obligation minimizes this effect.

A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction a
Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: 1) be collateralized by the same types of underlying mortgages; 2) be issued by the same agency and be part of the same program; 3) have a similar original stated maturity; 4) have identical net coupon rates; 5) have similar market yields (and therefore price); and 6)
satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

A Fund's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund.

A Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-
buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.

Swap Agreements and Options on Swap Agreements
Each Fund (except Money Market Fund) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Fund may also enter into options on swap agreements ("swap options").

A Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or
"cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Fund's investment objectives and general investment policies, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

A Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the
"seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or
"par value," of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund (except Money Market Fund) may write
(sell) and purchase put and call swap options. Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights)
under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Manager or Sub-Advisor in accordance with procedures established by the Board of Directors, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Each
Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

Whether a Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of the Fund's Manager or Sub-Advisor to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.
Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that present minimal credit risks, as determined by the Fund's Manager or Sub-Advisor. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements.
The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Liquidity. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid.

The liquidity of swap agreements will be determined by the Manager or Sub-Advisor based on various factors, including:
• the frequency of trades and quotations,
• the number of dealers and prospective purchasers in the marketplace,
• dealer undertakings to make a market,
• the nature of the security (including any demand or tender features), and
• the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).

Such determination will govern whether a swap will be deemed to be within each Fund's restriction on investments in illiquid securities.

For purposes of applying the Funds' investment policies and restrictions (as stated in the Prospectuses and this
Statement of Additional Information) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will value the swap at its notional amount. The manner in which the Funds value certain securities or other instruments for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

When-Issued, Delayed Delivery, and Forward Commitment Transactions
Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.
When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board of Directors, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery, or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Money Market Instruments/Temporary Defensive Position
The Money Market Fund invests all of its available assets in money market instruments maturing in 397 days or less.
In addition, all of the Funds may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity, or in adverse market conditions. Following are descriptions of the types of money market instruments that the Funds may purchase:

• U.S. Government Securities - Securities issued or guaranteed by the U.S. government, including treasury bills, notes, and bonds.

• U.S. Government Agency Securities - Obligations issued or guaranteed by agencies or instrumentalities of the U.S.
government.
• U.S. agency obligations include, but are not limited to, the Bank for Cooperatives, Federal Home Loan Banks,
and Federal Intermediate Credit Banks.
• U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank, Federal Home Loan
Mortgage Corporation, and Federal National Mortgage Association.

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage
Association, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.

• Bank Obligations - Certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of the Sub-Advisor, are of comparable quality. However, each such bank with its branches has total assets of at least five billion dollars, and certificates, including time deposits of domestic savings and loan associations having at least one billion dollars in assets that are insured by the Federal Savings and Loan
Insurance Corporation. The Fund may acquire obligations of U.S. banks that are not members of the Federal
Reserve System or of the Federal Deposit Insurance Corporation.

Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose a Fund to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit
Insurance Corporation. A Fund only buys short-term instruments where the risks of adverse governmental action are believed by the Sub-Advisor to be minimal. A Fund considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund. A Fund may invest in certificates of deposit of selected banks having less than one billion dollars of assets providing the certificates do not exceed the level of insurance (currently $100,000) provided by the applicable government agency.

A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, a Fund occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers' acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer, or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

• Commercial Paper - Short-term promissory notes issued by U.S. or foreign corporations.
• Short-term Corporate Debt - Corporate notes, bonds, and debentures that at the time of purchase have 397 days or less remaining to maturity.
• Repurchase Agreements - Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.
• Taxable Municipal Obligations - Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

The ratings of nationally recognized statistical rating organization ("NRSRO"), such as Moody's Investor Services, Inc.
("Moody's") and Standard & Poor's ("S&P"), which are described in Appendix A, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody's and S&P, are the initial criteria for selection of portfolio investments, but the Sub-Advisor further evaluates these securities.

Municipal Obligations
The California Municipal and Tax-Exempt Bond Funds (the "Municipal Funds") can invest in "Municipal Obligations."
Municipal Obligations are obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including municipal utilities, or multi-state agencies or authorities. The interest on Municipal Obligations is exempt from federal income tax in the opinion of bond counsel to the issuer. Three major classifications of Municipal Obligations are: Municipal Bonds,
that generally have a maturity at the time of issue of one year or more; Municipal Notes, that generally have a maturity at the time of issue of six months to three years; and Municipal Commercial Paper, that generally has a maturity at the time of issue of 30 to 270 days.

The term "Municipal Obligations" includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and electric utilities. Other public purposes for which
Municipal Obligations are issued include refunding outstanding obligations, obtaining funds for general operating expenses, and lending such funds to other public institutions and facilities.

AMT-Subject Bonds. Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. They are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer, even though the interest may be subject to the federal alternative minimum tax.

• Municipal Bonds. Municipal Bonds may be either "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source (e.g., the user of the facilities being financed), but not from the general taxing power. Industrial development bonds and pollution control bonds in most cases are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality. The payment of the principal and interest on industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Fund may also invest in "moral obligation" bonds that are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

• Municipal Notes. Municipal Notes usually are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes, or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer's receipt of the anticipated revenues. Other notes include "Construction Loan Notes" issued to provide construction financing for specific projects, and "Bank Notes" issued by local governmental bodies and agencies to commercial banks as evidence of borrowings. Some notes ("Project Notes") are issued by local agencies under a program administered by the U.S. Department of Housing and Urban Development. Project Notes are secured by the full faith and credit of the United States.

• Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

• Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

• Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

• Construction Loan Notes are issued to provide construction financing for specific projects. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment by the Government National Mortgage Association ("GNMA") to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. The Tax-Exempt
Bond and California Municipal Funds will only purchase construction loan notes that are subject to GNMA or bank purchase commitments.

• Bank Notes are notes issued by local governmental bodies and agencies such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working-capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

• Municipal Commercial Paper. Municipal Commercial Paper refers to short-term obligations of municipalities that may be issued at a discount and may be referred to as Short-Term Discount Notes. Municipal Commercial
Paper is likely to be used to meet seasonal working capital needs of a municipality or interim construction financing. Generally they are repaid from general revenues of the municipality or refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

• Variable and Floating Rate Obligations. Certain Municipal Obligations, obligations issued or guaranteed by the
U.S. Government or its agencies or instrumentalities, and debt instruments issued by domestic banks or corporations may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a bank prime rate or tax-
exempt money market index. Variable rate notes are adjusted to current interest rate levels at certain specified times, such as every 30 days. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e. g. , a change in the prime lending rate or specified interest rate indices. Typically such instruments carry demand features permitting the Fund to redeem at par.

The Fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the Fund elects to redeem the instrument and the date redemption proceeds are due which affects the ability of the issuer to pay the instrument at par value. The Sub-Advisor monitors on an ongoing basis the pricing, quality, and liquidity of such instruments and similarly monitors the ability of an issuer of a demand instrument, including those supported by bank letters of credit or guarantees, to pay principal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed one year, the
Fund treats the maturity of each variable rate demand obligation as the longer of a) the notice period required before the Fund is entitled to payment of the principal amount through demand or b) the period remaining until the next interest rate adjustment. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

The Fund may purchase participation interests in variable rate Municipal Obligations (such as industrial development bonds). A participation interest gives the purchaser an undivided interest in the Municipal
Obligation in the proportion that its participation interest bears to the total principal amount of the Municipal
Obligation. The Fund has the right to demand payment on seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal
Obligations over the negotiated yield at which the instruments were purchased by the Fund.

• Stand-By Commitments. The Municipal Funds may acquire stand-by commitments with respect to municipal obligations held in their respective portfolios. Under a stand-by commitment, a broker-dealer, dealer, or bank would agree to purchase, at the relevant Funds' option, a specified municipal security at a specified price. Thus, a stand-by commitment may be viewed as the equivalent of a put option acquired by a Fund with respect to a particular municipal security held in the Fund's portfolio.

The amount payable to a Fund upon its exercise of a stand-by commitment normally would be 1) the acquisition cost of the municipal security (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus, 2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances, the Fund would value the underlying municipal security at amortized cost. As a result, the amount payable by the broker-dealer, dealer or bank during the time a stand-by commitment is exercisable would be substantially the same as the value of the underlying municipal obligation.

A Fund's right to exercise a stand-by commitment would be unconditional and unqualified. Although a Fund could not transfer a stand-by commitment, it could sell the underlying municipal security to a third party at any time. It is expected that stand-by commitments generally will be available to the Funds without the payment of any direct or indirect consideration. The Funds may, however, pay for stand-by commitments if such action is deemed necessary. In any event, the total amount paid for outstanding stand-by commitments held in a Fund's portfolio would not exceed 0.50% of the value of a Fund's total assets calculated immediately after each stand-
by commitment is acquired.

The Funds intend to enter into stand-by commitments only with broker-dealers, dealers, or banks that their Sub-
Advisors believe present minimum credit risks. A Fund's ability to exercise a stand-by commitment will depend upon the ability of the issuing institution to pay for the underlying securities at the time the stand-by commitment is exercised. The credit of each institution issuing a stand-by commitment to a Fund will be evaluated on an ongoing basis by the Sub-Advisor.

A Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its right thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying municipal security. Each stand-by commitment will be valued at zero in determining net asset value. Should a Fund pay directly or indirectly for a stand-by commitment, its costs will be reflected in realized gain or loss when the commitment is exercised or expires. The maturity of a municipal security purchased by a Fund will not be considered shortened by any stand-by commitment to which the obligation is subject. Thus, stand-by commitments will not affect the dollar-weighted average maturity of a
Fund's portfolio.

• Other Municipal Obligations. Other kinds of Municipal Obligations are occasionally available in the marketplace, and the Fund may invest in such other kinds of obligations to the extent consistent with its investment objective and limitations. Such obligations may be issued for different purposes and with different security than those mentioned above.

• Risks. of Municipal Obligations. The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal
Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The Fund's ability to achieve its investment objective also depends on the continuing ability of the issuers of the Municipal
Obligations in which it invests to meet their obligation for the payment of interest and principal when due.

Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act. They are also subject to federal or state laws, if any, which extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations or upon municipalities to levy taxes. The power or ability of issuers to pay, when due, principal of and interest on Municipal Obligations may also be materially affected by the results of litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. It may be expected that similar proposals will be introduced in the future. If such a proposal was enacted, the ability of the Fund to pay "exempt interest" dividends may be adversely affected. The Fund would reevaluate its investment objective and policies and consider changes in its structure.

Special Considerations Relating to California Municipal Obligations
The California Municipal Fund concentrates its investments in California municipal obligations, and therefore may be significantly impacted by political, economic, or regulatory developments that affect issuers in California and their ability to pay principal and interest on their obligations. The ability of issuers to pay interest on, and repay principal of,
California municipal obligations may be affected by 1) amendments to the California Constitution and related statutes that limit the taxing and spending authority of California government entities, 2) voter initiatives, 3) a wide variety of
California laws and regulations, including laws related to the operation of health care institutions and laws related to secured interests in real property, and 4) the general financial condition of the State of California and the California economy.

Insurance
The insured municipal obligations in which the Municipal Funds may invest are insured under insurance policies that relate to the specific municipal obligation in question. This insurance is generally non-cancelable and will continue in force so long as the municipal obligations are outstanding and the insurer remains in business.

The insured municipal obligations are generally insured as to the scheduled payment of all installments of principal and interest as they fall due. The insurance covers only credit risk and therefore does not guarantee the market value of the obligations in a Fund's investment portfolio or a Fund's NAV. The Fund's NAV will continue to fluctuate in response to fluctuations in interest rates. A Fund's investment policy requiring investment in insured municipal obligations will not affect the Fund's ability to hold its assets in cash or to invest in escrow-secured and defeased bonds or in certain short-term tax-exempt obligations, or affect its ability to invest in uninsured taxable obligations for temporary or liquidity purposes or on a defensive basis.

Taxable Investments of the Municipal Funds
Each of the Municipal Funds may invest a portion of its assets, as described in the prospectus, in taxable short-term investments consisting of: Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, domestic bank certificates of deposit and bankers' acceptances, short-term corporate debt securities such as commercial paper, and repurchase agreements ("Taxable Investments"). These investments must have a stated maturity of one year or less at the time of purchase and must meet the following standards: banks must have assets of at least $1 billion; commercial paper must be rated at least "A" by S&P or "Prime" by Moody's or, if not rated, must be issued by companies having an outstanding debt issue rated at least "A" by S&P or Moody's; corporate bonds and debentures must be rated at least "A" by S&P or Moody's. Interest earned from Taxable Investments is taxable to investors. When, in the opinion of the Fund's Manager, it is advisable to maintain a temporary "defensive" posture, each Municipal Fund may invest without limitation in Taxable Investments. At other times, Taxable Investments,
Municipal Obligations that do not meet the quality standards required for the 80% portion of the portfolio and Municipal
Obligations the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax will not exceed 20% of the Fund's total assets.

Other Investment Companies
Each Fund reserves the right to invest up to 10% of its total assets in the securities of all investment companies, but may not acquire more than 3% of the voting securities of, nor invest more than 5% of its total assets in securities of, any other investment company. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, various exchange-traded funds ("ETFs"), and other open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. ETFs are often structured to perform in a similar fashion to a broad-based securities index. Investing in ETFs involves substantially the same risks as investing directly in the underlying instruments. In addition, ETFs involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments.

As a shareholder in an investment company, a Fund would bear its ratable share of that entity's expenses, including its advisory and administrative fees. The Fund would also continue to pay its own advisory fees and other expenses.
Consequently, the Fund and its shareholders, in effect, will be absorbing two levels of fees with respect to investments in other investment companies.

Industry Concentrations
Each of the Principal LifeTime Funds and Strategic Asset Management Portfolios concentrates its investments in shares of other Principal mutual funds.

Each of the other Funds, except the Global Diversified Income, Global Real Estate Securities, Preferred Securities,
and Real Estate Securities Funds, may not concentrate (invest more than 25% of its assets) its investments in any particular industry. The LargeCap S&P 500 Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds may
concentrate their investments in a particular industry only to the extent that the relevant indices are so concentrated.
The International Growth Fund, LargeCap Growth Fund I, LargeCap Growth Fund II, LargeCap Value Fund I,
SmallCap Growth Fund II, SmallCap Value Fund II and each of the funds sub-advised by Edge Asset Management,
Inc. use the industry groups of Global Industry Classification Standard (GICS® ). The other Funds use industry classifications based on the "Directory of Companies Filing Annual Reports with the Securities and Exchange
Commission ("SEC")." The Funds interpret their policy with respect to concentration in a particular industry to apply to direct investments in the securities of issuers in a particular industry. For purposes of this restriction, government securities such as treasury securities or mortgage-backed securities that are issued or guaranteed by the U.S.
government, its agencies or instrumentalities are not subject to the Funds' industry concentration restrictions. In the case of privately issued mortgage-related securities, or any asset-backed securities, and municipal obligations issued by government or political subdivisions of governments, the Funds take the position that such securities do not represent interests in any particular "industry" or group of industries.

Portfolio Turnover
Portfolio turnover is a measure of how frequently a portfolio's securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio's purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.

It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed.
Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.

Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio's holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.

Higher portfolio turnover rates generally increase transaction costs that are expenses of the Account. Active trading may generate short-term gains (losses) for taxable shareholders.

The following Funds had significant variation in portfolio turnover rates over the two most recently completed fiscal years:
• Equity Income Fund (35.3% in 2009 and 75.8% in 2008) The decreased portfolio turnover rate in 2009 was due primarily to the sudden market downturn in 2008. Also, the Fund’s benchmark made significant sector weight changes and the Fund made similar changes in its portfolio.
• Government & High Quality Bond Fund (26.6% in 2009 and 5.3% in 2008) The increased portfolio turnover rate in
2009 was primarily due to reinvestment of cash flows resulting from high levels of principal paydowns on existing portfolio mortgages. Extremely low mortgage rates during much of the period led to the higher than normal paydowns. In addition, a small amount of turnover resulted from realigning the Portfolio after the merger of the
Government & High Quality Bond Fund and the Mortgage Securities Fund in mid-April of 2009.
• Income Fund (30.6% in 2009 and 15.5% in 2008) The increased portfolio turnover rate in 2009 was due primarily to a substantial increase in corporate bond maturities and calls which resulted in the Fund purchasing new bonds to replace the bonds that were either called or matured.
• Inflation Protection Fund (109.5% in 2009 and 32.3% in 2008) The Fund experienced higher portfolio turnover in
2009 than in 2008 due to the changes in sub-advisors. A new sub-advisor began managing the portfolio on
December 31, 2008, and spent the majority of 2009 repositioning the portfolio to include more Treasury Inflation-
Protected Securities (TIPS).
• LargeCap Value Fund I (114.5% in 2009 and 52.1% in 2008) The increased turnover rate for the Fund was due to having Principal Management Corporation providing investment advisory services to a portion of the Fund’s assets and adding an additional sub-advisor.
• MidCap Blend Fund (12.9% in 2009 and 26.8% in 2008) The decreased portfolio turnover rate in 2009 was due in part to the Fund’s acquisition of the assets of another Fund which allowed the MidCap Blend Fund to reposition without turning over its portfolio. Another contributing factor was that the companies’ securities held by the Fund were undervalued by the market and the Fund held those securities.
• Principal Capital Appreciation Fund (23.8% in 2009 and 9.7% in 2008) The increased portfolio turnover rate in
2009 was due primarily to market volatility, cash flows and the transition to a nationally focused fund.
• Principal LifeTime 2010 Fund (28.4% in 2009 and 12.7% in 2008) The increased portfolio turnover rate in 2009 was due to market volatility which caused the underlying funds to be outside of their target weights. Consequently, the
Fund was rebalanced.
• Principal LifeTime 2015 Fund (9.1% in 2009 and 50.1% in 2008) The decreased portfolio turnover rate in 2009 was due to the increase of the Fund’s size. The Fund was launched during 2008 and was frequently rebalanced due to inflows.

• Principal LifeTime 2020 Fund (15.7% in 2009 and 7.1% in 2008) The increased portfolio turnover rate in 2009 was due to market volatility which caused the underlying funds to be outside of their target weights. Consequently, the
Fund was rebalanced.
• Principal LifeTime 2025 Fund (8.5% in 2009 and 21.3% in 2008) The decreased portfolio turnover rate in 2009 was due to the increase of the Fund’s size. The Fund was launched during 2008 and was frequently rebalanced due to inflows.
• Principal LifeTime 2035 Fund (7.0% in 2009 and 16.8% in 2008) The decreased portfolio turnover rate in 2009 was due to the increase of the Fund’s size. The Fund was launched during 2008 and was frequently rebalanced due to inflows.
• Principal LifeTime 2045 Fund (4.8% in 2009 and 16.2% in 2008) The decreased portfolio turnover rate in 2009 was due to the increase of the Fund’s size. The Fund was launched during 2008 and was frequently rebalanced due to inflows.
• Principal LifeTime 2050 Fund (15.2% in 2009 and 6.8% in 2008) The increased portfolio turnover rate in 2009 was due to market volatility which caused the underlying funds to be outside of their target weights. Consequently, the
Fund was rebalanced.
• Principal LifeTime 2055 Fund (34.0% in 2009 and 194.7% in 2008) The decreased portfolio turnover rate in 2009 was due to the increase of the Fund’s size. The Fund was launched during 2008 and was frequently rebalanced due to inflows.
• SAM Balanced Portfolio (5.1% in 2009 and 34.8% in 2008) The decreased portfolio turnover rate in 2009 was due primarily to strategic reallocations including the use of new underlying funds in 2008.
• SAM Conservative Balanced Portfolio (9.2% in 2009 and 27.7% in 2008) The decreased portfolio turnover rate in
2009 was due primarily to strategic reallocations including the use of new underlying funds in 2008.
• SAM Conservative Growth Portfolio (4.2% in 2009 and 32.4% in 2008) The decreased portfolio turnover rate in
2009 was due primarily to strategic reallocations including the use of new underlying funds in 2008.
• SAM Flexible Income Portfolio (11.4% in 2009 and 35.1% in 2008) The decreased portfolio turnover rate in 2009 was due primarily to strategic reallocations including the use of new underlying funds in 2008.
• SAM Strategic Growth Portfolio (3.7% in 2009 and 32.5% in 2008) The decreased portfolio turnover rate in 2009 was due primarily to strategic reallocations including the use of new underlying funds in 2008.
• SmallCap S&P 600 Index Fund (22.8% in 2009 and 58.8% in 2008) The Fund experienced large redemptions during 2008 and into the first quarter of 2009 that required the selling of securities to cover the cash outflows. In addition, an above average number of bankruptcy filings within the financials sector resulted in the deletion and replacement of constituents in the S&P 600 benchmark.

MANAGEMENT

Board of Directors
Under Maryland law, the Board of Directors of the Fund is responsible for overseeing the management of the Fund's business and affairs. The Board meets several times during the year to fulfill this responsibility. Other than serving as
Directors, most of the Board members have no affiliation with the Fund or its service providers. Each Director serves until a successor is duly qualified and elected.

Management Information
The following table presents certain information regarding the Directors of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. In addition, the table includes information concerning other directorships held by each Director in reporting companies under the Securities
Exchange Act of 1934 or registered investment companies under the 1940 Act. Information is listed separately for those Directors who are "interested persons" (as defined in the 1940 Act) of the Fund (the "Interested Directors") and
those Directors who are Independent Directors. All Directors serve as directors for each of the two investment companies (with a total of 106 portfolios) sponsored by Principal Life Insurance Company (“Principal Life”): the Fund
and Principal Variable Contracts Funds, Inc. (collectively, the "Fund Complex").

Each officer of the Fund has the same position with Principal Variable Contracts Funds, Inc.

The following directors are considered to be Independent Directors.

Number
of Portfolios
				in Fund	Other
		Length of		Complex	Directorships
Name, Address, and		Time Served	Principal Occupation(s)	Overseen	Held by
Year of Birth	Position(s) Held with Fund	as Director	During Past 5 Years	by Director	Director
Elizabeth Ballantine	Director	Since 2004	Principal, EBA Associates	106	Durango Herald, Inc.;
711 High Street	Member Nominating and		(consulting and investments		McClatchy
Des Moines, Iowa 50392	Governance Committee				Newspapers, Inc.
1948

Kristianne Blake	Director	Since 2007	President, Kristianne Gates	106	Avista Corporation; Russell
711 High Street	Member Operations Committee		Blake, P.S. (personal financial		Investment Company*
Des Moines, Iowa 50392			and tax planning)		Russell Investment Funds*
1954					(48 portfolios overseen)

Craig Damos	Director	Since 2008	Chairman/CEO/President and	106	None
711 High Street	Member Operations Committee		Vertical Growth Officer, and The
Des Moines, Iowa 50392			Weitz Company (general
1954			construction)

Richard W. Gilbert	Director	Since 2000	President, Gilbert	106	Calamos Asset
711 High Street	Member Executive Committee		Communications, Inc.		Management, Inc.
Des Moines,	Member Nominating and		(business consulting)		(2005)
Iowa 50392	Governance Committee
1940

Mark A. Grimmett	Director	Since 2004	Executive Vice President and	106	None
711 High Street	Member Audit Committee		CFO, Merle Norman Cosmetics,
Des Moines,			Inc. (cosmetics manufacturing)
Iowa 50392
1960

Fritz S. Hirsch	Director	Since 2005	Director, Focus Products Group	106	None
711 High Street	Member Audit Committee		(housewares); formerly
Des Moines,			President, Sassy, Inc.
Iowa 50392			(manufacturer of infant and
1951			juvenile products)

William C. Kimball	Director	Since 2000	Partner, Kimball - Porter	106	None
711 High Street	Member Nominating and		Investments L.L.C.
Des Moines,	Governance Committee
Iowa 50392
1947

Barbara A. Lukavsky	Director	Since 1993	President and CEO, Barbican	106	None
711 High Street	Member Nominating and		Enterprises, Inc.
Des Moines,	Governance Committee		(cosmetics manufacturing)
Iowa 50392
1940

Number
of Portfolios
				in Fund	Other
		Length of		Complex	Directorships
Name, Address, and		Time Served	Principal Occupation(s)	Overseen	Held by
Year of Birth	Position(s) Held with Fund	as Director	During Past 5 Years	by Director	Director
Daniel Pavelich	Director	Since 2007	Retired	106	Catalytic Inc.
711 High Street	Member Audit Committee				(offshore software;
Des Moines,					development); Vaagan Bros.
Iowa 50392					Lumber, Inc.
1944

* The Funds and the Funds of Russell Investment Funds and Russell Investment Company have one or more common sub-advisors.

The following directors are considered to be Interested Directors because they are affiliated persons of Principal Management Corporation (the
“Manager”); Edge Asset Management, Inc.; or Principal Funds Distributor, Inc. (“PFD”), the principal underwriter (the “Distributor”).

			Positions with the Manager and its	Number of Portfolios		Other
Name, Address and			Affiliates; Principal Occupation(s)	in Fund Complex		Directorships
Year of Birth	Position(s) Held with Fund	Length of Time Served	During Past 5 Years	Overseen by Director		Held by Director
Ralph C. Eucher	Chairman	Since 2000	Director, Principal, since 2008; Chairman,		106	None
711 High Street	Director	Since 1999	PFD and Princor, since 2008;
Des Moines,			Senior Vice President, Principal Life,
Iowa 50392			and Principal Financial Group, since
1952			2008; Director, PSS and Currency
Management Committee - London, since
2008; Director, CCI since 2009; Director,
Spectrum since 2005; Director,
PSS since 2008

Nora M. Everett	Chief Executive Officer	Since 2010	President and Director, Principal, since		106	None
711 High Street	President	Since 2008	2008; Senior Vice President, Retirement &
Des Moines,	Director	Since 2008	Investor Services, Principal Life, since
Iowa 50392			2008; Senior Vice President & Deputy
1959			General Counsel, Principal Life, 2004-
2008; Director, PFD, since 2008; CEO,
Princor, since 2009; Director, Princor,
PSS, Edge, Principal Asset Management
Co. (Asia) Limited, since 2008; Chairman,
PFA, since 2010; Director, Principal
International and Principal International
Holding Company, LLC, since 2006

William G. Papesh	Director	Since 2007	Retired December 2007. Prior thereto,		106	None
711 High Street	Member Operations Committee		President and CEO of WM Group of
Des Moines,			Funds; President and Director of Edge
Iowa 50392			Asset Management, Inc.
1943

Officers of the Fund
The following table presents certain information regarding the officers of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. Officers serve at the pleasure of the Board of Directors.

Name, Address and	Position(s) Held with Fund and	Positions with the Manager and its Affiliates;
Year of Birth	Length of Time Served	Principal Occupations During Past 5 Years
Craig L. Bassett	Treasurer	Vice President and Treasurer, Principal Life;
711 High Street	(since 1996)	Treasurer, Principal, PFD, Princor and Spectrum since 2006;
Des Moines, Iowa 50392		Vice President and Treasure, Edge and Principal - REI since 2006;
1952		Treasurer, PSS since 2007; Vice President and Treasurer, Principal
Principal Global Columbus Circle, LLC and PGI since 2007

Michael J. Beer	Executive Vice President	Executive Vice President, Chief Operating Officer and Director, Principal,
711 High Street	(since 1999)	since 2008; Executive Vice President, PFD since 2006;
Des Moines, Iowa 50392		President and Director, Princor since 2006; Vice President/Mutual Funds
1961		and Broker Dealer, Principal Life, since 2001; President and Director,
PSS since 2007

Randy L. Bergstrom	Assistant Tax Counsel	Counsel, Principal Life; Counsel, PGI, since 2006
711 High Street	(since 2005)
Des Moines, Iowa 50392
1955

David J. Brown	Chief Compliance Officer	Vice President/Product and Distribution Compliance, Principal Life;
711 High Street	(since 2004)	Senior Vice President, PFD, Principal and Princor, since 2006;
Des Moines, Iowa 50392		Senior Vice President PSS, since 2007
1960

Jill R. Brown	Senior Vice President	President, PFD since 2010; Senior Vice President/Chief Financial Officer,
1100 Investment Boulevard, Ste 200	(since 2007)	Princor since 2006; Senior Vice President/Chief Financial Officer, PFD and
El Dorado Hills, CA 95762		PSS since 2007; Senior Vice President/Chief Financial Officer, Principal
1967		since 2008

Cary Fuchs	Senior Vice President of Distribution	President, PFD, 2007-2010; Vice President, PSS, since 2008; FVO, WMSS,
1100 Investment Boulevard, Ste 200	(since 2007)	2005-2007; prior thereto, Divisional Vice President, BFDS
El Dorado Hills, CA 95762
1957

Stephen G. Gallaher	Assistant Counsel	Assistant General Counsel, Principal Life and PFD since 2006;
711 High Street	(since 2006)	Assistant General Counsel, PMC, PSS, and Princor since 2007;
Des Moines, Iowa 50392		Prior thereto, self-employed writer
1955

Ernest H. Gillum	Vice President (since 1998)	Chief Compliance Officer, Principal since 2004; Vice President - Product
711 High Street	Assistant Secretary (since 1993)	Development, Principal and Princor, since 2000; Vice President, PSS, since
Des Moines, Iowa 50392		2007
1955

Name, Address and	Position(s) Held with Fund and	Positions with the Manager and its Affiliates;
Year of Birth	Length of Time Served	Principal Occupations During Past 5 Years
Patrick A. Kirchner	Assistant Counsel	Counsel, Principal Life; Assistant General Counsel, Principal, PGI
711 High Street	(since 2002)	and Princor since 2008
Des Moines, Iowa 50392
1960

Carolyn F. Kolks	Assistant Tax Counsel	Counsel, Principal Life since, 2005
711 High Street	(since 2005)
Des Moines, Iowa 50392
1962

Jennifer A. Mills	Assistant Counsel	Attorney, Principal Life since 2008; Counsel, Princor, PSS, Principal, and
711 High Street	(since 2010)	PFD, since 2009; Counsel, Principal, Princor, and PFD since 2009;
Des Moines, IA 50392		Registered Product Analyst, Principal Funds, 2007-2008, Registered Product
1973		Development Consultant, Princor, 2006-2007; and prior thereto, Judicial Law
Clerk, Iowa Supreme Court

Layne A. Rasmussen	Chief Financial Officer (since 2008)	Financial Controller, Principal Financial Group, since 2005
711 High Street	Vice President (since 2005)
Des Moines, Iowa 50392	Controller (since 2000)
1958

Michael D. Roughton	Counsel	Vice President and Associate General Counsel, Principal Life and
711 High Street	(since 1991)	Principal Financial Group since 2001; Counsel, PGI, since 2001; Senior Vice
Des Moines, Iowa 50392		President and Counsel, Principal and Princor, since 2001; Senior Vice
1951		President and Counsel, PFD since 2007

Adam U. Shaikh	Assistant Counsel	Counsel, Principal Life and PFD, since 2006. Prior thereto, practicing
711 High Street	(since 2006)	attorney; Counsel, Principal, since 2007
Des Moines, Iowa 50392
1972

Dan L. Westholm	Assistant Treasurer	Director - Treasury, Principal Life, Principal, and Princor.
711 High Street	(since 2006)
Des Moines, Iowa 50392
1966

Beth C. Wilson	Vice President and Secretary	Vice President, Principal, since 2007. Prior thereto, Segment Business
711 High Street	(since 2007)	Manager for Pella Corp.
Des Moines, Iowa 50392
1956

Board Committees

The Fund Complex's board has the following four committees: Audit Committee, Executive Committee, Nominating and Governance Committee, and Operations Committee. Committee membership is identified on the previous pages.
Each committee must report its activities to the Board on a regular basis.

Audit Committee
The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit
Committee serves as an independent and objective party to monitor the Fund Complex's accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accountants. The Audit
Committee assists Board oversight of 1) the integrity of the Fund Complex's financial statements; 2) the Fund
Complex's compliance with certain legal and regulatory requirements; 3) the independent registered public accountants' qualifications and independence; and 4) the performance of the Fund Complex's independent registered public accountants. The Audit Committee also serves to provide an open avenue of communication among the independent registered public accountants, the Manager's internal auditors, Fund Complex management, and the
Board. The Audit Committee held four meetings during the last fiscal year.

Executive Committee
The Committee's primary purpose is to exercise certain powers of the Board of Directors when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board in the management of the business of the Fund Complex except the power to 1) authorize dividends or distributions on stock; 2) issue stock, except as permitted by law 3) recommend to the stockholders any action which requires stockholder approval; 4)
amend the bylaws; or 5) approve any merger or share exchange which does not require stockholder approval. The
Executive Committee held zero meetings during the last fiscal year.

Nominating and Governance Committee
The Committee's primary purpose is to oversee 1) the structure and efficiency of the Boards of Directors and the committees the Boards establish, and 2) the activities of the Fund Complex's Chief Compliance Officer. The
Committee responsibilities include evaluating board membership and functions, committee membership and functions, insurance coverage, and legal and compliance matters.

The nominating functions of the Nominating and Governance Committee include selecting and nominating all candidates who are not "interested persons" of the Fund Complex (as defined in the 1940 Act) for election to the
Board. Generally, the committee requests director nominee suggestions from the committee members and management. In addition, the committee will consider director candidates recommended by shareholders of the Fund
Complex. Recommendations should be submitted in writing to Principal Funds, Inc. at 680 8th Street, Des Moines,
Iowa 50392. The committee has not established any specific minimum qualifications for nominees. When evaluating a person as a potential nominee to serve as an independent director, the committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is
"independent" and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director. The committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees.The
Nominating and Governance Committee held four meetings during the last fiscal year.

Operations Committee
The Committee's primary purpose is to oversee the provision of administrative and distribution services to the Fund
Complex, communications with the Fund Complex's shareholders, and review and oversight of the Fund Complex's operations. The Operations Committee held four meetings during the last fiscal year.

The following tables set forth the aggregate dollar range of the equity securities of the mutual funds within the Fund
Complex which were beneficially owned by the Directors as of December 31, 2009. The Fund Complex currently includes the separate series of the Fund and of Principal Variable Contracts Funds, Inc.

For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Only the Directors who are "interested persons" are eligible to participate in an employee benefit program which invests in Principal
Funds, Inc. Directors who beneficially owned shares of the series of the Fund did so through variable life insurance and variable annuity contracts. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:

Independent Directors (not Considered to be "Interested Persons")
A	$0
B	$1 up to and including $10,000
C	$10,001 up to and including $50,000
D	$50,001 up to and including $100,000
E	$100,001 or more

	Ballantine	Blake	Damos	Gilbert	Grimmett	Hirsch	Kimball	Lukavsky	Pavelich
Bond & Mortgage Securities	A	A	A	D	C	A	A	A	A
Disciplined LargeCap Blend	A	A	A	B	A	A	A	A	A
Diversified International	C	A	C	C	A	A	D	A	A
Equity Income	A	A	A	C	A	A	E	A	E
Government & High Quality Bond	A	A	C	B	C	A	A	A	A
High Yield	A	A	A	A	A	A	E	A	A
Income	A	A	C	A	C	A	A	A	A
Inflation Protection	A	A	C	A	C	A	A	A	A
International Emerging Markets	C	A	A	A	A	A	D	A	A
LargeCap Blend I	A	A	A	B	C	A	A	A	A
LargeCap Growth	A	A	A	D	A	A	D	A	A
LargeCap Value	A	A	A	C	A	A	A	A	A
LargeCap Value III	C	A	A	A	A	A	A	A	A
MidCap Blend	A	A	C	C	C	A	A	A	A
Money Market	A	C	A	C	E	A	D	C	A
Preferred Securities	A	B	C	A	A	A	E	A	A
Principal Capital Appreciation	A	E	A	A	A	A	E	A	B
Principal LifeTime 2010	A	A	A	A	C	A	A	A	A
Real Estate Securities	C	A	A	A	A	A	D	A	A
SAM Balanced	A	E	A	A	A	A	A	A	A
SAM Conservative Growth	A	A	A	A	A	A	A	A	A
SAM Flexible Income	A	A	C	A	C	E	A	A	A
SAM Strategic Growth	A	D	A	A	A	A	A	A	A
Short-Term Bond	A	A	A	A	C	A	A	A	A
Short-Term Income	A	A	A	A	C	A	E	A	A
SmallCap Blend	A	A	A	A	B	A	A	A	A

Total Fund Complex	D	E	E	E	E	E	E	E	E

Directors Considered to be "Interested Persons"
A	$0
B	$1 up to and including $10,000
C	$10,001 up to and including $50,000
D	$50,001 up to and including $100,000
E	$100,001 or more

	Ralph C.	Nora M.	William
	Eucher	Everett	Papesh
Bond & Mortgage Securities	A	A	E
Disciplined LargeCap Blend	B	A	A
Diversified International	D	A	A
Equity Income	C	A	E
Government & High Quality Bond	C	A	A
High Yield	A	A	E
LargeCap Blend I	C	A	A
LargeCap Blend II	D	A	A
LargeCap Growth	D	A	E
LargeCap Growth I	C	A	A
LargeCap Growth II	C	A	A
LargeCap S&P 500 Index	E	A	A
LargeCap Value III	D	A	A
MidCap Blend	E	A	A
Money Market	C	A	C
SAM Balanced	A	A	D
Tax-Exempt Bond	E	A	A

Principal Funds, Inc.
(through participation in an	Ralph C.	Nora M.	William
employee benefit plan)	Eucher	Everett	Papesh
Diversified International	A	D	A
International Emerging Markets	A	D	A
LargeCap Value III	A	E	A
MidCap Blend	A	E	A
Money Market	B	A	A

Total Fund Complex	E	E	E

Compensation. The Fund does not pay any remuneration to its Directors who are employed by the Manager or its affiliates or to its officers who are furnished to the Fund by the Manager and its affiliates pursuant to the Management
Agreement. Each Director who is not an "interested person" received compensation for service as a member of the
Boards of all investment companies sponsored by Principal Life based on a schedule that takes into account an annual retainer amount, the number of meetings attended, and expenses incurred. Director compensation and related expenses are allocated to each of the Funds based on the net assets of each relative to combined net assets of all of the investment companies sponsored by Principal Life.

The following table provides information regarding the compensation received by the Independent Directors from the
Fund and from the Fund Complex during the fiscal year ended October 31, 2009. On that date, there were 2 funds
(with a total of 106 portfolios in the Fund Complex). The Fund does not provide retirement benefits to any of the
Directors.

		Fund
Director	The Fund	Complex
Elizabeth Ballantine	108,668	121,075
Kristianne Blake	116,785	130,125
Craig Damos	112,525	125,375
Richard W. Gilbert	126,244	140,675
Mark A. Grimmett	105,288	117,300
Fritz Hirsch	118,960	132,550
William C. Kimball	113,009	125,925
Barbara A. Lukavsky	115,486	128,675
Daniel Pavelich	114,695	127,800

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons
The following list identifies shareholders who own more than 25% of the voting securities of the Fund as of February 4, 2010. It is presumed that a person who owns more than 25% of the voting securities of a fund controls the fund. A control person could control the outcome of proposals presented to shareholders for approval. The list is represented in alphabetical order by fund.

				Jurisdiction
				Under
				Which Control
				Person is
				Organized
	Percent			(when control	Parent of Control
	of			person is a	Person (when control
Fund	Ownership	Shareholder Name	Shareholder Address	company)	person is a company)

BOND & MORTGAGE SECURITIES	25.26%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221	MARYLAND	PRINCIPAL FUNDS, INC.
			711 HIGH ST
			DES MOINES IA 50392-0001

BOND MARKET INDEX FUND	36.53%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221	MARYLAND	PRINCIPAL FUNDS, INC.
			711 HIGH ST
			DES MOINES IA 50392-0001

CALIFORNIA MUNICIPAL	73.78%	NFS LLC FEBO	2321 CAMINO DELORES	DELAWARE	FMR LLC
		JOSE & ELIZABETH FERNANDES TTE	CASTRO VALLEY CA 94546-3907
		THE JOSE & ELIZABETH FERNANDES
		FAM TR U/A 9/13/00

CORE PLUS BOND I	52.60%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK	DELAWARE	DELAWARE CHARTER
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST		GUARANTEE AND TRUST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

GLOBAL DIVERSIFIED INCOME	25.22%	LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221	MARYLAND	PRINCIPAL FUNDS, INC.
			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENT&HIGHQUALITYBOND	28.17%	SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221	MARYLAND	PRINCIPAL FUNDS, INC.
			711 HIGH ST
			DES MOINES IA 50392-0001

HIGH QUALITY INTER-TERM BOND	36.29%	DELAWARE CHARTER GUAR & TRUST CO	505 E GROVE ST	DELAWARE	DELAWARE CHARTER
		PHILIP KEITH GOOD INDY 401K PLAN	BLOOMINGTON IL 61701-5317		GUARANTEE AND TRUST
		FBO PHILIP KEITH GOOD

INCOME	31.39%	SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221	MARYLAND	PRINCIPAL FUNDS, INC.
			711 HIGH ST
			DES MOINES IA 50392-0001

				Jurisdiction
				Under
				Which Control
				Person is
				Organized
	Percent			(when control	Parent of Control
	of			person is a	Person (when control
Fund	Ownership	Shareholder Name	Shareholder Address	company)	person is a company)

INFLATION PROTECTION	64.98%	PRINCIPAL LIFE INSURANCE CO	ATTN RIS NPIO TRADE DESK	IOWA	PRINCIPAL LIFE
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		INSURANCE COMPANY
			DES MOINES IA 50392-9992

INTERNATIONALEQUITYINDEXFUND	25.29%	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221 MARYLAND		PRINCIPAL FUNDS, INC.
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONALEQUITYINDEXFUND	25.64%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221	MARYLAND	PRINCIPAL FUNDS, INC.
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL GROWTH	26.59%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	IOWA	PRINCIPAL LIFE
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		INSURANCE COMPANY
			DES MOINES IA 50392-9992

INTERNATIONAL I	43.79%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	IOWA	PRINCIPAL LIFE
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		INSURANCE COMPANY
			DES MOINES IA 50392-9992

LARGECAP BLEND II	59.74%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	IOWA	PRINCIPAL LIFE
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		INSURANCE COMPANY
			DES MOINES IA 50392-9992

LARGECAP GROWTH I	39.93%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	IOWA	PRINCIPAL LIFE
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		INSURANCE COMPANY
			DES MOINES IA 50392-9992

LARGECAP GROWTH II	40.10%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	IOWA	PRINCIPAL LIFE
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		INSURANCE COMPANY
			DES MOINES IA 50392-9992

LARGECAP S&P 500 INDEX	46.94%	DELAWARE CHARTER GUAR & TRUST CO	2037 ASHBURTON WAY	DELAWARE	DELAWARE CHARTER
		CRESENT CONSULTING IND 401K PSP	MT PLEASANT SC 29466-6877		GUARANTEE AND TRUST
		FBO GLENN T CHASON

LARGECAP VALUE I	49.95%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	IOWA	PRINCIPAL LIFE
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		INSURANCE COMPANY

				Jurisdiction
				Under
				Which Control
				Person is
				Organized
	Percent			(when control	Parent of Control
	of			person is a	Person (when control
Fund	Ownership	Shareholder Name	Shareholder Address	company)	person is a company)

LARGECAP VALUE III	42.03%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	IOWA	PRINCIPAL LIFE
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		INSURANCE COMPANY
			DES MOINES IA 50392-9992

LIFETIME STRATEGIC INCOME	60.96%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	IOWA	PRINCIPAL LIFE
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		INSURANCE COMPANY
			DES MOINES IA 50392-9992

LIFETIME 2010	54.35%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	IOWA	PRINCIPAL LIFE
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		INSURANCE COMPANY
			DES MOINES IA 50392-9992

LIFETIME 2010	30.91%	DELAWARE CHARTER GUAR & TRUST CO	PO BOX 569	DELAWARE	DELAWARE CHARTER
		STAN BARTON IND 401K PLAN	MERLIN OR 97532-0569		GUARANTEE AND TRUST
		FBO STAN BARTON

LIFETIME 2015	29.45%	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK	IOWA	PRINCIPAL LIFE
		FBO PRINCIPAL FINANCIAL GROUP OMNIB	711 HIGH STREET G-012-N11		INSURANCE COMPANY
		US WRAPPED	DES MOINES IA 50392-9992

LIFETIME 2015	68.48%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK	DELAWARE	DELAWARE CHARTER
		FBO PRINCIPAL FINANCIAL GROUP QUALI	711 HIGH ST		GUARANTEE AND TRUST
		FIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LIFETIME 2020	55.67%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	IOWA	PRINCIPAL LIFE
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		INSURANCE COMPANY
			DES MOINES IA 50392-9992

LIFETIME 2020	29.94%	DELAWARE CHARTER GUARANTEE & TRUST	115 ALLEGHENY ST	DELAWARE	DELAWARE CHARTER
		HOLLIDAYSBURG AM LEGION AMB PSP	HOLLIDAYSBURG PA 16648-1819		GUARANTEE AND TRUST
		FBO CAROL M HIMES

LIFETIME 2025	29.00%	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK	IOWA	PRINCIPAL LIFE
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET G-012-N11		INSURANCE COMPANY
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992

LIFETIME 2025	67.65%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK	DELAWARE	DELAWARE CHARTER
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST		GUARANTEE AND TRUST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

					Jurisdiction
					Under
					Which Control
					Person is
					Organized
		Percent			(when control	Parent of Control
		of			person is a	Person (when control
	Fund	Ownership	Shareholder Name	Shareholder Address	company)	person is a company)

LIFETIME 2030		58.25%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	IOWA	PRINCIPAL LIFE
			FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		INSURANCE COMPANY
				DES MOINES IA 50392-0001

LIFETIME 2030		27.80%	DELAWARE CHARTER GUAR & TRUST CO	5149 MANOR BROOK DR NW	DELAWARE	DELAWARE CHARTER
			JOLENE A DOSDALL INDIV 401K INC	ROCHESTER MN 55901-3213		GUARANTEE AND TRUST
			FBO JOLENE A DOSDALL

LIFETIME 2035		31.49%	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK	IOWA	PRINCIPAL LIFE
			FBO PRINCIPAL FINANCIAL GROUP OMNIB	711 HIGH STREET G-012-N11		INSURANCE COMPANY
			US WRAPPED	DES MOINES IA 50392-9992

LIFETIME 2035		65.83%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK	DELAWARE	DELAWARE CHARTER
			FBO PRINCIPAL FINANCIAL GROUP QUALI	711 HIGH ST		GUARANTEE AND TRUST
			FIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LIFETIME 2040		61.15%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	IOWA	PRINCIPAL LIFE
			FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		INSURANCE COMPANY
				DES MOINES IA 50392-9992

LIFETIME 2040		27.27%	DELAWARE CHARTER GUARANTEE & TRUST	417 MEETING ST	DELAWARE	DELAWARE CHARTER
			BEAUFORT RESCUE SQUAD INC PSP	BEAUFORT NC 28516-2442		GUARANTEE AND TRUST
			FBO JAMES L COLE JR

LIFETIME 2045		34.70%	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK	IOWA	PRINCIPAL LIFE
			FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET G-012-N11		INSURANCE COMPANY
			OMNIBUS WRAPPED	DES MOINES IA 50392-9992

LIFETIME 2045		63.62%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK	DELAWARE	DELAWARE CHARTER
			FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST		GUARANTEE AND TRUST
			QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LIFETIME 2050		69.33%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	IOWA	PRINCIPAL LIFE
			FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		INSURANCE COMPANY
				DES MOINES IA 50392-9992

LIFETIME 2055		58.86%	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK	IOWA	PRINCIPAL LIFE
			FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET G-012-N11		INSURANCE COMPANY
			OMNIBUS WRAPPED	DES MOINES IA 50392-9992

LIFETIME 2055		38.95%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK	DELAWARE	DELAWARE CHARTER
			FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST		GUARANTEE AND TRUST
			QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

				Jurisdiction
				Under
				Which Control
				Person is
				Organized
	Percent			(when control	Parent of Control
	of			person is a	Person (when control
Fund	Ownership	Shareholder Name	Shareholder Address	company)	person is a company)

MIDCAP GROWTH	44.38%	DELAWARE CHARTER GUARANTEE & TRUST	15415 73RD ST	DELAWARE	DELAWARE CHARTER
		PAUL MANRING BUSINESS INDIV 401K	KENOSHA WI 53142-8841		GUARANTEE AND TRUST
		FBO PAUL H MANRING

MIDCAP GROWTH III	63.82%	PRINCIPAL LIFE INSURANCE CO	ATTN RIS NPIO TRADE DESK	IOWA	PRINCIPAL LIFE
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		INSURANCE COMPANY
			DES MOINES IA 50392-9992

MIDCAP S&P 400 INDEX	72.36%	DELAWARE CHARTER GUAR & TRSUT CO	505 E GROVE ST	DELAWARE	DELAWARE CHARTER
		PHILIP KEITH GOOD INDY 401K PLAN	BLOOMINGTON IL 61701-5317		GUARANTEE AND TRUST
		FBO PHILIP KEITH GOOD

MIDCAP VALUE I	61.63%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	IOWA	PRINCIPAL LIFE
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		INSURANCE COMPANY
			DES MOINES IA 50392-9992

PRINCIPAL CAPITAL APPRECIATION	31.79%	NFS LLC FEBO	4325 WALNUT AVE	DELAWARE	FMR LLC
		ALAN F RIFKIN CUST	LONG BEACH CA 90807-2522
		NATHAN P RIFKIN UTMA CA

S A M BALANCED PORT	26.51%	NFS LLC FEBO	2305 EDGEWATER DR APT 1203	DELAWARE	FMR LLC
		NFS/FMTC IRA	ORLANDO FL 32804-5323
		FBO KIMIKO ASHCRAFT

S A M FLEXIBLE INCOME PORT	29.13%	NFS LLC FEBO	6720 E GREEN LAKE WAY N APT 537	DELAWARE	FMR LLC
		SUSAN I BUSH	SEATTLE WA 98103-5453

SMALLCAP GROWTH I	31.25%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	IOWA	PRINCIPAL LIFE
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		INSURANCE COMPANY
			DES MOINES IA 50392-9992

SMALLCAP GROWTH II	80.11%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	IOWA	PRINCIPAL LIFE
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		INSURANCE COMPANY
			DES MOINES IA 50392-9992

SMALLCAP S&P 600 INDEX	64.80%	DELAWARE CHARTER GUARANTEE & TRUST	15415 73RD ST	DELAWARE	DELAWARE CHARTER
		PAUL MANRING BUSINESS INDIV 401K	KENOSHA WI 53142-8841		GUARANTEE AND TRUST
		FBO PAUL H MANRING

SMALLCAP VALUE I	76.02%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	IOWA	PRINCIPAL LIFE
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		INSURANCE COMPANY
			DES MOINES IA 50392-9992

Jurisdiction
Under
Which Control
Person is
Organized
	Percent			(when control	Parent of Control
	of			person is a	Person (when control
Fund	Ownership	Shareholder Name	Shareholder Address	company)	person is a company)

SMALLCAP VALUE II	61.43%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	IOWA	PRINCIPAL LIFE
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		INSURANCE COMPANY
DES MOINES IA 50392-9992

TAX EXEMPT BOND	34.35%	NFS LLC FEBO	1733 CLEAR VIEW DR	DELAWARE	FMR LLC
		SILVANA SALVATORI	BEVERLY HILLS CA 90210-2012

The Directors and Officers of the Fund, member companies of the Principal Financial Group, and certain other persons may purchase shares of the Funds without the payment of any sales charge. The sales charge is waived on these transactions because there are either no distribution costs or only minimal distribution costs associated with the transactions. For a description of the persons entitled to a waiver of sales charge in connection with their purchase of shares of the Funds, see the discussion of the waiver of sales charges under the caption "Choosing a Share Class" in the prospectus for the Class A, B, and C shares.

The Principal LifeTime Funds, SAM Portfolios, or Principal Life Insurance Company will vote in the same proportion as shares of the Funds owned by other shareholders. Therefore, neither the Principal LifeTime Funds, SAM Portfolios nor
Principal Life Insurance Company exercise voting discretion.

The By-laws of the Fund sets the quorum requirement (a quorum must be present at a meeting of shareholders for business to be transacted). The By-laws of the Fund states that a quorum is "The presence in person or by proxy of one-third of the shares of each Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund."

Certain proposals presented to shareholders for approval require the vote of a "majority of the outstanding voting securities," which is a term defined in the 1940 Act to mean, with respect to a Fund, the affirmative vote of the lesser of
1) 67% or more of the voting securities of the Fund present at the meeting of that Fund, if the holders of more than
50% of the outstanding voting securities of the Fund are present in person or by proxy, or 2) more than 50% of the outstanding voting securities of the Fund (a "Majority of the Outstanding Voting Securities").

Principal Holders of Securities
The Fund is unaware of any persons who own beneficially more than 5% of the Fund's outstanding shares. The following list identifies the shareholders of record who own 5% or more of any class of the Fund's outstanding shares as of February 4, 2010. The list is presented in alphabetical order by fund.

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

BOND & MORTGAGE SECURITIES (B)		7.99% PERSHING LLC	1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

BOND & MORTGAGE SECURITIES (C)		13.51% PERSHING LLC	1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

BOND & MORTGAGE SECURITIES (C)		9.46% MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

BOND & MORTGAGE SECURITIES (I)		17.09% LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

BOND & MORTGAGE SECURITIES (I)		34.08% LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
			DES MOINES IA	50392-0001

BOND & MORTGAGE SECURITIES (I)		7.80% LIFETIME STRATEGIC INCOME FUND	ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH ST
			DES MOINES IA	50392-0001

BOND & MORTGAGE SECURITIES (I)		17.02% LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH ST
			DES MOINES IA	50392-0001

BOND & MORTGAGE SECURITIES (I)		6.85% PRINCIPAL TRUST FOR POST-	ATTN STEPHANIE WATTS S-001-S60
		RETIREMENT MEDICAL BENEFITS	PRINCIPAL FINANCIAL GROUP
		RETIRED 61021	DES MOINES IA	50392-0001

BOND & MORTGAGE SECURITIES (R-1)		99.24% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH ST
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50392-0001

Percentage
of
Fund/Class	Ownership	Name of Owner		Address of Owner

BOND & MORTGAGE SECURITIES (R-2)		97.77% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

BOND & MORTGAGE SECURITIES (R-3)		92.99% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

BOND & MORTGAGE SECURITIES (R-4)		95.93% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

BOND & MORTGAGE SECURITIES (R-5)		7.68% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO MEDICAL SERVICES OF NORTHWEST
		ARKANSAS	711 HIGH STREET
			DES MOINES IA	50392-0001

BOND & MORTGAGE SECURITIES (R-5)		79.83% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

BOND MARKET INDEX (I)		61.75% LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
			DES MOINES IA	50392-0001

BOND MARKET INDEX (I)		36.73% LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
			DES MOINES IA	50392-0001

BOND MARKET INDEX (I)		8.51% LIFETIME STRATEGIC INCOME FUND	ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH ST
			DES MOINES IA	50392-0001

BOND MARKET INDEX (I)		18.11% LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH ST
			DES MOINES IA	50392-0001

BOND MARKET INDEX (R-1)		100.00% PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA	50392-9992

BOND MARKET INDEX (R-2)		100.00% PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA	50392-9992

BOND MARKET INDEX (R-3)		100.00% PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA	50392-9992

BOND MARKET INDEX (R-4)		100.00% PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA	50392-9992

BOND MARKET INDEX (R-5)		100.00% PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA	50392-9992

CORE PLUS BOND I (I)		8.59% LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
			DES MOINES IA	50392-0001

Percentage
of
Fund/Class	Ownership	Name of Owner		Address of Owner

CORE PLUS BOND I (I)		16.84% LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
			DES MOINES IA	50392-0001

CORE PLUS BOND I (I)		8.63% LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH ST
			DES MOINES IA	50392-0001

CORE PLUS BOND I (I)		51.18% PRINCIPAL LIFE INSURANCE CO CUST.	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		OMNIBUS WRAPPED	DES MOINES IA	50392-9992

CORE PLUS BOND I (R-1)		9.01% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		NON-QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

CORE PLUS BOND I (R-1)		90.98% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

CORE PLUS BOND I (R-2)		98.65% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

CORE PLUS BOND I (R-3)		98.76% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

CORE PLUS BOND I (R-4)		7.41% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		NON-QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

CORE PLUS BOND I (R-4)		89.76% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

CORE PLUS BOND I (R-5)		99.29% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

DISCIPLINED LARGECAP BLEND (C)		16.32% PERSHING LLC	1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

DISCIPLINED LARGECAP BLEND (I)		5.98% LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
			DES MOINES IA	50392-0001

DISCIPLINED LARGECAP BLEND (I)		19.24% LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
711 HIGH ST
			DES MOINES IA	50392-0001

DISCIPLINED LARGECAP BLEND (I)		11.51% LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
			DES MOINES IA	50392-0001

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

DISCIPLINED LARGECAP BLEND (I)		18.86% LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH ST
			DES MOINES IA	50392-0001

DISCIPLINED LARGECAP BLEND (I)		8.37% SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221
711 HIGH ST
			DES MOINES IA	50392-0001

DISCIPLINED LARGECAP BLEND (I)		7.47% SAM CONSERVATIVE GROWTH PORT. PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
			DES MOINES IA	50392-0001

DISCIPLINED LARGECAP BLEND (I)		6.72% SAM STRATEGIC GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
			DES MOINES IA	50392-0001

DISCIPLINED LARGECAP BLEND (R-1)		39.08% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

DISCIPLINED LARGECAP BLEND (R-1)		57.09% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH ST
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50392-0001

DISCIPLINED LARGECAP BLEND (R-2)		98.74% DELAWARE CHARTER GUARANTEE & TRUST	ATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001

DISCIPLINED LARGECAP BLEND (R-3)		99.12% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH ST
			DES MOINES IA	50392-0001

DISCIPLINED LARGECAP BLEND (R-4)		100.00% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH ST
			DES MOINES IA	50392-0001

DISCIPLINED LARGECAP BLEND (R-5)		9.26% PRINCIPAL TRUST COMPANY	ATTN SUSAN SAGGIONE
		FBO ASSOCIATED BANC-CORP DEFERRED	1013 CENTRE RD
		COMP PLAN	WILMINGTON DE 19805-1265

DISCIPLINED LARGECAP BLEND (R-5)		84.15% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH ST
			DES MOINES IA	50392-0001

DISCIPLINED LARGECAP BLEND (R-5)		5.03% AAS DC PLAN FOR KEY EMPLOYEES CUST	1013 CENTRE RD
		FBO AAS DC PLAN FOR KEY EMPLOYEES	WILMINGTON DE 19805-1265
IRA ACCT 6000123113

DISCIPLINED LARGECAP BLEND (B)		5.56% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

DIVERSIFIED INTERNATIONAL (A)		5.06% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

DIVERSIFIED INTERNATIONAL (B)		7.62% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

DIVERSIFIED INTERNATIONAL (C)		14.41% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

DIVERSIFIED INTERNATIONAL (C)		6.46% MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST
BUILDING ONE, 2ND FLOOR
JACKSONVILLE FL 32246-6484

DIVERSIFIED INTERNATIONAL (I)		5.07% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (I)		25.70% SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221
711 HIGH ST
DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (I)		26.24% SAM CONSERVATIVE GROWTH PORT. PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (I)		18.75% SAM STRATEGIC GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (R-1)		96.90% DELAWARE CHARTER GUARANTEE & TRUST	ATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (R-2)		5.17% DCGT AS TTEE AND/OR CUST	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		NON-QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (R-2)		94.38% DCGT AS TTEE AND/OR CUST	ATTN: RIS NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (R-3)		94.98% DCGT AS TTEE AND/OR CUST	ATTN: RIS NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (R-4)		97.30% DCGT AS TTEE AND/OR CUST	ATTN: RIS NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (R-5)		93.80% DCGT AS TTEE AND/OR CUST	ATTN: RIS NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

EQUITY INCOME (A)		9.94% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

EQUITY INCOME (B)		5.02% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

EQUITY INCOME (C)		8.24% CITIGROUP GLOBAL MARKETS	700 RED BROOK
		HOUSE ACCOUNT	OWINGS MILLS MD 21117-5184

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

EQUITY INCOME (C)		14.23% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

EQUITY INCOME (C)		14.83% MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
JACKSONVILLE FL 32246-6484

EQUITY INCOME (I)		5.30% PRINCIPAL LIFE INSURANCE CO CUST.	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992

EQUITY INCOME (I)		32.42% SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221
711 HIGH ST
DES MOINES IA 50392-0001

EQUITY INCOME (I)		3.56% SAM CONSERVATIVE GROWTH PORT. PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

EQUITY INCOME (I)		20.44% SAM STRATEGIC GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

GLOBAL DIVERSIFIED INCOME (A)		16.64% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

GLOBAL DIVERSIFIED INCOME (C)		6.12% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

GLOBAL DIVERSIFIED INCOME (I)		46.41% LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

GLOBAL DIVERSIFIED INCOME (I)		42.40% LIFETIME STRATEGIC INCOME FUND	ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH ST
DES MOINES IA 50392-0001

GLOBAL REAL ESTATE SECURITIES (A)		10.87% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

GLOBAL REAL ESTATE SECURITIES (A)		17.64% MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
JACKSONVILLE FL 32246-6484

GLOBAL REAL ESTATE SECURITIES (C)		8.21% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

GLOBAL REAL ESTATE SECURITIES (C)		60.13% MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
JACKSONVILLE FL 32246-6484

GOVERNMENT & HIGH QUALITY BOND (A)		9.02% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

GOVERNMENT & HIGH QUALITY BOND (B)		10.88% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

GOVERNMENT & HIGH QUALITY BOND (C)		13.69% PERSHING LLC	1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

GOVERNMENT & HIGH QUALITY BOND (C)		8.73% MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST
BUILDING ONE, 2ND FLOOR
JACKSONVILLE FL 32246-6484

GOVERNMENT & HIGH QUALITY BOND (I)		44.60% SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221
711 HIGH ST
DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (I)		16.89% SAM CONSERVATIVE BALANCED PORT. PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (I)		14.47% SAM CONSERVATIVE GROWTH PORT. PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (I)		22.40% SAM FLEXIBLE INCOME PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (R-1)		98.32% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (R-2)		93.62% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (R-2)		6.37% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		NON-QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (R-3)		5.38% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		NON-QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (R-3)		87.80% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (R-4)		7.06% CREDIT UNION WEST CORPORATION	ATTN KAREN ROCH
		FBO CREDIT UNION WEST DB PLAN	5811 W TALAVI BLVD
GLENDALE AZ 85306-1810

GOVERNMENT & HIGH QUALITY BOND (R-4)		89.29% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (R-5)		8.85% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		NON-QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

GOVERNMENT & HIGH QUALITY BOND (R-5)		66.39% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

GOVERNMENT & HIGH QUALITY BOND (R-5)		6.46% PRINCIPAL TRUST COMPANY	ATTN SUSAN SAGGIONE
		FBO PHANTOM STOCK OF IA	1013 CENTRE RD
		NETWORK SERVICES	WILMINGTON DE 19805-1265

HIGH QUALITY INTERMEDIATE-TERM BOND (I)		84.84% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

HIGH QUALITY INTERMEDIATE-TERM BOND (I)		8.16% FIRST CLEARING, LLC	22 SPARROW WALK
		A/C 5062-3843 SUZANNE ROPER	NEWTOWN PA 18940-9284

HIGH QUALITY INTERMEDIATE-TERM BOND (R-1)		6.07% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		NON-QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

HIGH QUALITY INTERMEDIATE-TERM BOND (R-1)		93.92% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH ST
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50392-0001

HIGH QUALITY INTERMEDIATE-TERM BOND (R-2)		97.49% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

HIGH QUALITY INTERMEDIATE-TERM BOND (R-3)		5.30% DELAWARE CHARTER GUARANTEE & TRUST	ATTN NPIO TRADE DESK
		FBO VARIOUS NONQUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001

HIGH QUALITY INTERMEDIATE-TERM BOND (R-3)		80.11% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

HIGH QUALITY INTERMEDIATE-TERM BOND (R-4)		100.00% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

HIGH QUALITY INTERMEDIATE-TERM BOND (R-5)		5.21% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		NON-QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

HIGH QUALITY INTERMEDIATE-TERM BOND (R-5)		69.16% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

HIGH YIELD (A)		14.07% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

HIGH YIELD (A)		7.90% MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
JACKSONVILLE FL 32246-6484

HIGH YIELD (A)		11.76% CHARLES SCHWAB & CO INC	ATTN MUTUAL FUNDS
		SPECIAL CUSTODY A/C FOR THE	101 MONTGOMERY ST
		BENEFIT OF CUSTOMERS	SAN FRANCISCO CA 94104-4151

Percentage
of
	Fund/Class	Ownership	Name of Owner	Address of Owner

HIGH YIELD (A)			11.22% PRUDENTIAL INVESTMENT MANAGEMENT	MAIL STOP NJ-11-05-20
			SERVICE FOR THE BENEFIT OF MUTUAL	100 MULBERRY ST GATEWAY CTR 3 FL 11
			FUND CLIENTS	NEWARK NJ 07102

HIGH YIELD (B)			13.71% PERSHING LLC	1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

HIGH YIELD (B)			9.25% MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
			BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
JACKSONVILLE FL 32246-6484

HIGH YIELD (C)			6.64% CITIGROUP GLOBAL MARKETS	700 RED BROOK
			HOUSE ACCOUNT	OWINGS MILLS MD 21117-5184

HIGH YIELD (C)			11.28% PERSHING LLC	1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

HIGH YIELD (C)			17.82% MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
			BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
JACKSONVILLE FL 32246-6484

HIGH YIELD (I)			7.12% PERSHING LLC	1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

HIGH YIELD (I)			5.01% LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
			FBO CUSTOMER ACCOUNTS	PO BOX 509046
SAN DIEGO CA 92150-9046

HIGH YIELD (I)			17.89% SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221
711 HIGH ST
DES MOINES IA 50392-0001

HIGH YIELD (I)			5.65% SAM CONSERVATIVE BALANCED PORT. PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

HIGH YIELD (I)			8.34% SAM CONSERVATIVE GROWTH PORT. PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

HIGH YIELD (I)			7.84% SAM FLEXIBLE INCOME PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

HIGH YIELD (I)			8.19% SAM STRATEGIC GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

HIGH YIELD (I)			7.49% TD AMERITRADE INC FEBO	PO BOX 2226
			OUR CUSTOMERS	OMAHA NE 68103-2226

HIGH YIELD I (I)			5.29% LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

HIGH YIELD I (I)			21.42% LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
711 HIGH ST
DES MOINES IA 50392-0001

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

HIGH YIELD I (I)		12.24% LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

HIGH YIELD I (I)		22.00% LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH ST
DES MOINES IA 50392-0001

HIGH YIELD I (I)		23.19% PRINCIPAL LIFE INSURANCE CO	ATTN RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
DES MOINES IA 50392-9992

INCOME (A)		11.13% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

INCOME (B)		8.16% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

INCOME (C)		10.75% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

INCOME (C)		13.78% MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

INCOME (I)		5.66% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

INCOME (I)		43.00% SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221
711 HIGH ST
DES MOINES IA 50392-0001

INCOME (I)		15.26% SAM CONSERVATIVE BALANCED PORT. PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

INCOME (I)		12.36% SAM CONSERVATIVE GROWTH PORT. PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

INCOME (I)		22.64% SAM FLEXIBLE INCOME PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

INFLATION PROTECTION (A)		31.39% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001
INFLATION PROTECTION (A)		12.04% MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
JACKSONVILLE FL 32246-6484

INFLATION PROTECTION (C)		9.58% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

INFLATION PROTECTION (C)		23.37% MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

Percentage
of
Fund/Class	Ownership	Name of Owner		Address of Owner

INFLATION PROTECTION (I)		13.47% LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
			DES MOINES IA	50392-0001

INFLATION PROTECTION (I)		15.60% LIFETIME STRATEGIC INCOME FUND	ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH ST
			DES MOINES IA	50392-0001

INFLATION PROTECTION (I)		68.42% PRINCIPAL LIFE INSURANCE CO	ATTN RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA	50392-9992

INFLATION PROTECTION (R-1)		97.36% DELAWARE CHARTER GUARANTEE & TRUST	FBO VARIOUS QUALIFIED PLANS
711 HIGH ST
			DES MOINES IA	50392-0001

INFLATION PROTECTION (R-2)		99.96% DELAWARE CHARTER GUARANTEE & TRUST	FBO VARIOUS QUALIFIED PLANS
711 HIGH ST
			DES MOINES IA	50392-0001

INFLATION PROTECTION (R-3)		84.20% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH ST
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50392-0001

INFLATION PROTECTION (R-3)		5.26% PRINCIPAL TRUST COMPANY	ATTN SUSAN SAGGIONE
		FBO EXEC NQ EXCESS OF THERMOS	1013 CENTRE RD
WILMINGTON DE 19805-1265

INFLATION PROTECTION (R-4)		100.00% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH ST
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50392-0001

INFLATION PROTECTION (R-5)		30.83% WELLS FARGO INST TRUST SERVICES	ATTN: KATE MEYER
		FBO WORLD INSURANCE CO. EXECUTIVE	733 MARQUETTE AVENUE
		SERP PLAN	MINNEAPOLIS MN 55402-2309

INFLATION PROTECTION (R-5)		16.65% PRINCIPAL TRUST COMPANY	ATTN SUSAN SAGGIONE
		FBO NQ DB OF AAA ARIZONA	1013 CENTRE RD
WILMINGTON DE 19805-1265

INFLATION PROTECTION (R-5)		42.50% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH ST
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50392-0001

INFLATION PROTECTION (R-5)		6.02% SIMPSON HOUSING LLLP CUST	1013 CENTRE RD
		FBO SIMPSON HOUSING LLLP DC PLAN	WILMINGTON DE 19805-1265
IRA ACCT 6000173586

INTERNATIONAL EMERGING MARKETS (I)		15.26% LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
			DES MOINES IA	50392-0001

INTERNATIONAL EMERGING MARKETS (I)		11.29% LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
			DES MOINES IA	50392-0001

INTERNATIONAL EMERGING MARKETS (I)		17.08% LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH ST
			DES MOINES IA	50392-0001

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

INTERNATIONAL EMERGING MARKETS (I)		8.30% SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221
711 HIGH ST
			DES MOINES IA	50392-0001

INTERNATIONAL EMERGING MARKETS (I)		7.78% SAM CONSERVATIVE GROWTH PORT. PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
			DES MOINES IA	50392-0001

INTERNATIONAL EMERGING MARKETS (I)		5.74% SAM STRATEGIC GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
			DES MOINES IA	50392-0001

INTERNATIONAL EMERGING MARKETS (R-1)		96.38% DELAWARE CHARTER GUARANTEE & TRUST	FBO VARIOUS QUALIFIED PLANS
711 HIGH ST
			DES MOINES IA	50392-0001

INTERNATIONAL EMERGING MARKETS (R-2)		99.50% DELAWARE CHARTER GUARANTEE & TRUST	ATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001

INTERNATIONAL EMERGING MARKETS (R-3)		81.20% DELAWARE CHARTER GUARANTEE & TRUST	ATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001

INTERNATIONAL EMERGING MARKETS (R-4)		89.58% DELAWARE CHARTER GUARANTEE & TRUST	ATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001

INTERNATIONAL EMERGING MARKETS (R-5)		86.48% DELAWARE CHARTER GUARANTEE & TRUST	ATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001

INTERNATIONAL EMERGING MARKETS (A)		12.36% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

INTERNATIONAL EMERGING MARKETS (B)		12.61% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

INTERNATIONAL EMERGING MARKETS (C)		14.16% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

INTERNATIONAL EQUITY INDEX (I)		7.39% LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
			DES MOINES IA	50392-0001

INTERNATIONAL EQUITY INDEX (I)		25.86% LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
			DES MOINES IA	50392-0001

INTERNATIONAL EQUITY INDEX (I)		16.66% LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
			DES MOINES IA	50392-0001

INTERNATIONAL EQUITY INDEX (I)		7.21% LIFETIME 2050 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
			DES MOINES IA	50392-0001

Percentage
of
Fund/Class	Ownership	Name of Owner		Address of Owner

INTERNATIONAL EQUITY INDEX (I)		25.34% LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH ST
			DES MOINES IA	50392-0001

INTERNATIONAL EQUITY INDEX (R-1)		100.00% PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA	50392-9992

INTERNATIONAL EQUITY INDEX (R-2)		100.00% PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA	50392-9992

INTERNATIONAL EQUITY INDEX (R-3)		100.00% PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA	50392-9992

INTERNATIONAL EQUITY INDEX (R-4)		100.00% PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA	50392-9992

INTERNATIONAL EQUITY INDEX (R-5)		100.00% PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA	50392-9992

INTERNATIONAL GROWTH (I)		5.39% LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
			DES MOINES IA	50392-0001

INTERNATIONAL GROWTH (I)		18.15% LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
711 HIGH ST
			DES MOINES IA	50392-0001

INTERNATIONAL GROWTH (I)		11.48% LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
			DES MOINES IA	50392-0001

INTERNATIONAL GROWTH (I)		5.23% LIFETIME 2050 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
			DES MOINES IA	50392-0001

INTERNATIONAL GROWTH (I)		17.73% LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH ST
			DES MOINES IA	50392-0001

INTERNATIONAL GROWTH (I)		28.48% PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA	50392-9992

INTERNATIONAL GROWTH (R-5)		88.65% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

INTERNATIONAL GROWTH (A)		20.08% PERSHING LLC	1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

INTERNATIONAL GROWTH (A)		38.27% CHARLES SCHWAB & CO INC	ATTN MUTUAL FUNDS
		SPECIAL CUSTODY A/C FOR THE	101 MONTGOMERY ST
		BENEFIT OF CUSTOMERS	SAN FRANCISCO CA 94104-4151

Percentage
of
Fund/Class	Ownership	Name of Owner		Address of Owner

INTERNATIONAL GROWTH (C)		12.08% PERSHING LLC	1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

INTERNATIONAL GROWTH (C)		6.25% PRINCIPAL LIFE INSURANCE CO CUST	324 S DIAMOND BAR BLVD PMB337
		IRA R/O DARLENE RUSSELL	DIAMOND BAR CA 91765-1607

INTERNATIONAL GROWTH (R-1)		8.05% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		NON-QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

INTERNATIONAL GROWTH (R-1)		91.48% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50392-0001

INTERNATIONAL GROWTH (R-2)		99.46% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

INTERNATIONAL GROWTH (R-3)		95.50% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

INTERNATIONAL GROWTH (R-4)		99.65% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

INTERNATIONAL I (I)		14.29% LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
711 HIGH STREET
			DES MOINES IA	50392-0001

INTERNATIONAL I (I)		9.15% LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
			DES MOINES IA	50392-0001

INTERNATIONAL I (I)		13.97% LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH STREET
			DES MOINES IA	50392-0001

INTERNATIONAL I (I)		45.83% PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA	50392-9992

INTERNATIONAL I (R-1)		98.73% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50392-0001

INTERNATIONAL I (R-2)		96.04% DELAWARE CHARTER GUARANTEE & TRUST	ATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001

INTERNATIONAL I (R-3)		91.81% DELAWARE CHARTER GUARANTEE & TRUST	ATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001

INTERNATIONAL I (R-4)		89.26% DELAWARE CHARTER GUARANTEE & TRUST	ATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001

Percentage
of
Fund/Class	Ownership	Name of Owner		Address of Owner

INTERNATIONAL I (R-4)		7.05% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		NON-QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

INTERNATIONAL I (R-5)		95.38% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001

INTERNATIONAL VALUE I (I)		6.49% LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
			DES MOINES IA	50392-0001

INTERNATIONAL VALUE I (I)		22.09% LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
			DES MOINES IA	50392-0001

INTERNATIONAL VALUE I (I)		14.20% LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
			DES MOINES IA	50392-0001

INTERNATIONAL VALUE I (I)		6.46% LIFETIME 2050 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
			DES MOINES IA	50392-0001

INTERNATIONAL VALUE I (I)		21.67% LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH STREET
			DES MOINES IA	50392-0001

INTERNATIONAL VALUE I (I)		19.76% PRINCIPAL LIFE INSURANCE CO CUST.	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		OMNIBUS WRAPPED	DES MOINES IA	50392-9992

LARGECAP BLEND I (C)		5.41% PERSHING LLC	1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

LARGECAP BLEND I (C)		5.55% PRINCIPAL LIFE INSURANCE CO CUST	324 S DIAMOND BAR BLVD PMB337
		IRA R/O DARLENE RUSSELL	DIAMOND BAR CA 91765-1607

LARGECAP BLEND I (C)		7.31% PRINCIPAL LIFE INSURANCE CO CUST	20901 WILDCAT RUN DR
		IRA R/O DELORES FARNER	ESTERO FL 33928-2042

LARGECAP BLEND I (I)		9.10% LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
			DES MOINES IA	50392-0001

LARGECAP BLEND I (I)		28.04% LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
711 HIGH STREET
			DES MOINES IA	50392-0001

LARGECAP BLEND I (I)		16.99% LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
			DES MOINES IA	50392-0001

LARGECAP BLEND I (I)		6.98% LIFETIME 2050 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
			DES MOINES IA	50392-0001

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

LARGECAP BLEND I (I)		27.51% LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH STREET
DES MOINES IA 50392-0001

LARGECAP BLEND I (R-1)		99.63% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

LARGECAP BLEND I (R-2)		95.67% DELAWARE CHARTER GUARANTEE & TRUST	ATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

LARGECAP BLEND I (R-3)		64.19% DELAWARE CHARTER GUARANTEE & TRUST	ATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

LARGECAP BLEND I (R-3)		9.39% BUFFALO WILD WINGS MGMT DC PLAN	ATTN: LORI JENKINS
		CUST FBO BUFFALO WILD WINGS MGMT	5500 WAYZATA BLVD; STE 1600
		DC PLAN IRA ACCT 6000128421	MINNEAPOLIS MN 55416-1237

LARGECAP BLEND I (R-3)		12.31% 457B OF BUSINESS ROUNDTABLE CUST	1013 CENTRE RD
		FBO SUPP DC OF BUSINESS ROUNDTABLE	WILMINGTON DE	19805-1265
IRA ACCT 6000172603

LARGECAP BLEND I (R-4)		99.44% DELAWARE CHARTER GUARANTEE & TRUST	ATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

LARGECAP BLEND I (R-5)		5.48% GE CAPITAL REAL ESTATE	ATTN: NANCY LANHAM
		FBO GE CAP REAL ESTATE SAVINGS PLAN	16479 DALLAS PARKWAY; STE 500

LARGECAP BLEND I (R-5)		15.02% WELLS FARGO INST TRUST SERVICES	ATTN: KATE MEYER
		FBO WORLD INSURANCE CO. EXECUTIVE	733 MARQUETTE AVENUE
		SERP PLAN	MINNEAPOLIS MN 55402-2309

LARGECAP BLEND I (R-5)		74.48% DELAWARE CHARTER GUARANTEE & TRUST	ATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

LARGECAP BLEND II (A)		9.09% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

LARGECAP BLEND II (B)		9.52% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

LARGECAP BLEND II (C)		20.78% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

LARGECAP BLEND II (I)		13.19% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

LARGECAP BLEND II (I)		86.72% PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
DES MOINES IA 50392-9992

LARGECAP BLEND II (R-1)		99.67% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

LARGECAP BLEND II (R-2)		99.20% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP BLEND II (R-3)		98.68% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP BLEND II (R-4)		96.11% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP BLEND II (R-5)		95.06% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP GROWTH (B)		5.41% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

LARGECAP GROWTH (C)		9.47% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

LARGECAP GROWTH (C)		17.56% MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

LARGECAP GROWTH (I)		11.44% LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
711 HIGH STREET
DES MOINES IA 50392-0001

LARGECAP GROWTH (I)		7.89% LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
DES MOINES IA 50392-0001

LARGECAP GROWTH (I)		12.10% LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH STREET
DES MOINES IA 50392-0001

LARGECAP GROWTH (I)		15.65% SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221
711 HIGH STREET
DES MOINES IA 50392-0001

LARGECAP GROWTH (I)		14.58% SAM CONSERVATIVE GROWTH PORT. PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
DES MOINES IA 50392-0001

LARGECAP GROWTH (I)		9.80% SAM STRATEGIC GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
DES MOINES IA 50392-0001

LARGECAP GROWTH (R-1)		28.41% WILMINGTON TRUST CO TTEE FBO	C/O MUTUAL FUNDS
		SANTAFE HEALTHCARE INC 401K RET	PO BOX 8880
		SAVE PLAN A/C 078405-001 1	WILMINGTON DE	19899-8880

LARGECAP GROWTH (R-1)		68.41% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

LARGECAP GROWTH (R-2)		92.23% DELAWARE CHARTER GUARANTEE & TRUST	ATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

LARGECAP GROWTH (R-2)		7.73% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		NON-QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP GROWTH (R-3)		97.43% DELAWARE CHARTER GUARANTEE & TRUST	ATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

LARGECAP GROWTH (R-4)		97.17% DELAWARE CHARTER GUARANTEE & TRUST	ATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

LARGECAP GROWTH (R-5)		36.52% WACHOVIA BANK FBO	1525 WEST WT HARRIS BLVD
		VARIOUS RETIREMENT PLANS	CHARLOTTE NC 28262-8522
9888888836 NC 1076

LARGECAP GROWTH (R-5)		57.52% DELAWARE CHARTER GUARANTEE & TRUST	ATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

LARGECAP GROWTH I (A)		5.03% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

LARGECAP GROWTH I (B)		6.72% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

LARGECAP GROWTH I (C)		5.98% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

LARGECAP GROWTH I (C)		8.44% PRINCIPAL LIFE INSURANCE CO CUST	138 MONTICELLO DR
		IRA NILS ROEHNE	LONGVIEW WA 98632-9522

LARGECAP GROWTH I (C)		5.66% PRINCIPAL LIFE INSURANCE CO CUST	15612 L ST
		IRA RANDALL D EASTWOOD	OMAHA NE 68135-1106

LARGECAP GROWTH I (I)		14.38% LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
711 HIGH STREET
DES MOINES IA 50392-0001

LARGECAP GROWTH I (I)		10.55% LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
DES MOINES IA 50392-0001

LARGECAP GROWTH I (I)		16.00% LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH STREET
DES MOINES IA 50392-0001

LARGECAP GROWTH I (I)		43.57% PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
DES MOINES IA 50392-9992

LARGECAP GROWTH I (R-1)		97.78% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

LARGECAP GROWTH I (R-2)		98.47% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP GROWTH I (R-3)		95.55% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP GROWTH I (R-4)		99.67% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP GROWTH I (R-5)		17.18% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO MEDICAL SERVICES OF NORTHWEST
		ARKANSAS	711 HIGH STREET
DES MOINES IA 50392-0001

LARGECAP GROWTH I (R-5)		76.72% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP GROWTH II (A)		16.06% PERSHING LLC	1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

LARGECAP GROWTH II (A)		21.63% MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
JACKSONVILLE FL 32246-6484

LARGECAP GROWTH II (C)		11.37% PERSHING LLC	1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

LARGECAP GROWTH II (C)		5.82% ROBERT W BAIRD & CO INC	777 EAST WISCONSIN AVENUE
		A/C 8439-8262	MILWAUKEE WI 53202-5300

LARGECAP GROWTH II (C)		5.04% FIRST CLEARING LLC	1935 PHILLIPS AVE
		A/C 6847-7545	NORTHBROOK IL 60062-5164
TARA E SEIDEN EDUCATION TR
PHILIP SEIDEN TTEE

LARGECAP GROWTH II (C)		6.34% MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
JACKSONVILLE FL 32246-6484

LARGECAP GROWTH II (I)		42.15% PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
DES MOINES IA 50392-9992

LARGECAP GROWTH II (I)		17.30% SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221
711 HIGH STREET
DES MOINES IA 50392-0001

LARGECAP GROWTH II (I)		15.91% SAM CONSERVATIVE GROWTH PORT. PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
DES MOINES IA 50392-0001

LARGECAP GROWTH II (I)		10.75% SAM STRATEGIC GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
DES MOINES IA 50392-0001

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

LARGECAP GROWTH II (R-1)		100.00% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

LARGECAP GROWTH II (R-2)		100.00% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP GROWTH II (R-3)		96.29% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP GROWTH II (R-4)		97.14% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP GROWTH II (R-5)		18.87% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO MEDICAL SERVICES OF NORTHWEST
		ARKANSAS	711 HIGH STREET
DES MOINES IA 50392-0001

LARGECAP GROWTH II (R-5)		77.53% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (A)		5.63% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

LARGECAP S&P 500 INDEX (C)		8.96% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

LARGECAP S&P 500 INDEX (C)		7.19% PRINCIPAL LIFE INSURANCE CO CUST	1102 CRYSTAL WAY CT
		IRA THOMAS J THOMPSON	MIDDLEVILLE MI 49333-8039

LARGECAP S&P 500 INDEX (I)		10.33% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

LARGECAP S&P 500 INDEX (I)		8.02% LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (I)		13.35% LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (I)		13.66% LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (I)		8.59% LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH STREET
DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (I)		27.11% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
DES MOINES IA 50392-0001

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

LARGECAP S&P 500 INDEX (R-1)		96.76% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO PFG PRINCIPAL ADVANTAGE OMNIBUS	DES MOINES IA	50392-0001
CLIENT 904

LARGECAP S&P 500 INDEX (R-2)		91.91% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

LARGECAP S&P 500 INDEX (R-3)		94.35% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

LARGECAP S&P 500 INDEX (R-4)		96.24% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

LARGECAP S&P 500 INDEX (R-5)		78.52% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

LARGECAP S&P 500 INDEX (R-5)		8.10% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO THE WESLEYAN PENSION FUND	711 HIGH STREET
			DES MOINES IA	50392-0001

LARGECAP VALUE (B)		5.78% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

LARGECAP VALUE (C)		5.18% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

LARGECAP VALUE (I)		6.73% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

LARGECAP VALUE (I)		6.40% LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
			DES MOINES IA	50392-0001

LARGECAP VALUE (I)		22.04% LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
711 HIGH STREET
			DES MOINES IA	50392-0001

LARGECAP VALUE (I)		15.90% LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
			DES MOINES IA	50392-0001

LARGECAP VALUE (I)		7.46% LIFETIME 2050 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
			DES MOINES IA	50392-0001

LARGECAP VALUE (I)		23.25% LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
			DES MOINES IA	50392-0001

LARGECAP VALUE (I)		6.52% THE PRINCIPAL TRUST FOR POST-	ATTN STEPHANIE WATTS S-001-S60
		RETIREMENT MEDICAL BENEFITS 61022	PRINCIPAL FINANCIAL GROUP
			DES MOINES IA	50392-0001

Percentage
of
Fund/Class	Ownership	Name of Owner		Address of Owner

LARGECAP VALUE (R-1)		95.96% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50392-0001

LARGECAP VALUE (R-2)		95.60% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

LARGECAP VALUE (R-3)		91.25% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

LARGECAP VALUE (R-4)		11.38% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP NON -
		QUALIFIED	711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

LARGECAP VALUE (R-4)		75.98% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

LARGECAP VALUE (R-4)		11.44% NATIONWIDE TRUST COMPANY FSB	C/O IPO PORTFOLIO ACCOUNTING
		FBO PARTICIPATING RETIREMENT PLANS	PO BOX 182029
		TPA-NTC	COLUMBUS OH 43218-2029

LARGECAP VALUE (R-5)		89.67% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

LARGECAP VALUE I (I)		13.47% LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
711 HIGH STREET
			DES MOINES IA	50392-0001

LARGECAP VALUE I (I)		8.05% LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
			DES MOINES IA	50392-0001

LARGECAP VALUE I (I)		15.05% LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH STREET
			DES MOINES IA	50392-0001

LARGECAP VALUE I (I)		50.77% PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA	50392-9992

LARGECAP VALUE I (R-1)		99.26% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50392-0001

LARGECAP VALUE I (R-2)		90.87% DELAWARE CHARTER GUARANTEE & TRUST	ATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001

LARGECAP VALUE I (R-2)		8.78% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		NON-QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

LARGECAP VALUE I (R-3)		96.51% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA	50392-0001

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

LARGECAP VALUE I (R-4)		97.05% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
DES MOINES IA 50392-0001

LARGECAP VALUE I (R-5)		93.12% DELAWARE CHARTER GUARANTEE & TRUST	ATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

LARGECAP VALUE III (A)		8.23% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

LARGECAP VALUE III (B)		7.46% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

LARGECAP VALUE III (C)		5.53% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

LARGECAP VALUE III (C)		5.76% PRINCIPAL LIFE INSURANCE CO CUST	BALMORAL CENTRE STE PH
		IRA R/O ARNOLD J SHIFMAN	32121 WOODWARD AVE
ROYAL OAK MI 48073-6237

LARGECAP VALUE III (I)		6.17% LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
711 HIGH STREET
DES MOINES IA 50392-0001

LARGECAP VALUE III (I)		6.60% LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH STREET
DES MOINES IA 50392-0001

LARGECAP VALUE III (I)		47.51% PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
DES MOINES IA 50392-9992

LARGECAP VALUE III (I)		9.59% SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221
711 HIGH STREET
DES MOINES IA 50392-0001

LARGECAP VALUE III (I)		8.75% SAM CONSERVATIVE GROWTH PORT. PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
DES MOINES IA 50392-0001

LARGECAP VALUE III (I)		7.23% SAM STRATEGIC GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
DES MOINES IA 50392-0001

LARGECAP VALUE III (R-1)		98.03% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

LARGECAP VALUE III (R-2)		99.16% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP VALUE III (R-3)		94.60% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

LARGECAP VALUE III (R-4)		95.72% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

LARGECAP VALUE III (R-5)		93.75% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

MIDCAP BLEND (A)		6.90% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

MIDCAP BLEND (B)		12.71% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

MIDCAP BLEND (C)		17.44% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

MIDCAP BLEND (C)		21.76% MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

MIDCAP BLEND (I)		8.02% THE FULTON COMPANY	C/O FULTON FINANCIAL ADVISORS
PO BOX 3215
			LANCASTER PA	17604-3215

MIDCAP BLEND (I)		24.72% SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221
711 HIGH STREET
			DES MOINES IA	50392-0001

SAM CONSERVATIVE GROWTH PORTFOLIO
MIDCAP BLEND (I)		28.07% PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
			DES MOINES IA	50392-0001

MIDCAP BLEND (I)		19.72% SAM STRATEGIC GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
			DES MOINES IA	50392-0001

MIDCAP BLEND (R-1)		5.62% COUNSEL TRUST DBA MATC	1251 WATERFRONT PL STE 525
		FBO INTERNATIONAL BOND AND MARINE	PITTSBURGH PA 15222-4228
401 K PROFIT SHARING PLAN & TRUST

MIDCAP BLEND (R-1)		93.17% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50392-0001

MIDCAP BLEND (R-2)		8.07% FULTON BANK NA FBO	PO BOX 3215
		CLAIR BROS AUDIO ENTERPRISES	LANCASTER PA	17604-3215

MIDCAP BLEND (R-2)		79.48% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

MIDCAP BLEND (R-3)		83.01% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

MIDCAP BLEND (R-4)		9.57% PRINCIPAL TRUST COMPANY	ATTN: SUSAN SAGGIONE
		FBO CRST INTL NQ PLAN	1013 CENTRE RD
WILMINGTON DE 19805-1265

MIDCAP BLEND (R-4)		86.01% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

MIDCAP BLEND (R-5)		83.45% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

MIDCAP GROWTH (I)		11.51% WACHOVIA BANK	1525 WEST WT HARRIS BLVD
NC1151
CHARLOTTE NC 28262-8522

MIDCAP GROWTH (I)		16.37% MITRA & CO FBO VA	C/O M&I TRUST CO NA ATTN MF
11270 W PARK PL STE 400
MILWAUKEE WI 53224-3638

MIDCAP GROWTH (I)		11.13% MARIL & CO FBO VA	C/O M&I TRUST CO NA ATTN MF
11270 W PARK PL STE 400
MILWAUKEE WI 53224-3638

MIDCAP GROWTH (I)		15.06% VALLEE & CO FBO VA	C/O M&I TRUST CO NA ATTN MF
11270 W PARK PL STE 400
MILWAUKEE WI 53224-3638

MIDCAP GROWTH (I)		5.58% CHARLES SCHWAB & CO INC	ATTN MUTUAL FUNDS
		SPECIAL CUSTODY A/C FOR THE	101 MONTGOMERY ST
		BENEFIT OF CUSTOMERS	SAN FRANCISCO CA 94104-4151

MIDCAP GROWTH (R-1)		5.03% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		NON-QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

MIDCAP GROWTH (R-1)		93.49% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
DES MOINES IA 50392-0001

MIDCAP GROWTH (R-2)		99.69% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

MIDCAP GROWTH (R-3)		96.85% DELAWARE CHARTER GUARANTEE & TRUST	ATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

MIDCAP GROWTH (R-4)		98.92% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
DES MOINES IA 50392-0001

MIDCAP GROWTH (R-5)		15.68% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO MEDICAL SERVICES OF NORTHWEST
		ARKANSAS	711 HIGH ST
DES MOINES IA 50392-0001

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

MIDCAP GROWTH (R-5)		82.87% DELAWARE CHARTER GUARANTEE & TRUST	ATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

MIDCAP GROWTH III (A)		5.34% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

MIDCAP GROWTH III (B)		7.18% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

MIDCAP GROWTH III (C)		11.71% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

MIDCAP GROWTH III (I)		7.18% LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
711 HIGH STREET
DES MOINES IA 50392-0001

MIDCAP GROWTH III (I)		7.25% LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH STREET
DES MOINES IA 50392-0001

MIDCAP GROWTH III (I)		73.48% PRINCIPAL LIFE INSURANCE CO	ATTN RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
DES MOINES IA 50392-9992

MIDCAP GROWTH III (R-1)		99.57% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

MIDCAP GROWTH III (R-2)		97.17% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

MIDCAP GROWTH III (R-3)		96.52% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

MIDCAP GROWTH III (R-4)		99.02% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

MIDCAP GROWTH III (R-5)		21.50% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO MEDICAL SERVICES OF NORTHWEST
		ARKANSAS	711 HIGH STREET
DES MOINES IA 50392-0001

MIDCAP GROWTH III (R-5)		70.44% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (I)		39.75% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

MIDCAP S&P 400 INDEX (I)		49.67% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

MIDCAP S&P 400 INDEX (R-1)		96.80% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50392-0001

MIDCAP S&P 400 INDEX (R-2)		96.77% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

MIDCAP S&P 400 INDEX (R-3)		89.61% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

MIDCAP S&P 400 INDEX (R-4)		97.55% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

MIDCAP S&P 400 INDEX (R-5)		85.83% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

MIDCAP VALUE I (A)		10.61% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

MIDCAP VALUE I (B)		8.80% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

MIDCAP VALUE I (C)		10.89% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

MIDCAP VALUE I (C)		6.26% PRINCIPAL LIFE INS CO CUST 403(B)	140 CALIFORNIA AVE
		FBO DANIEL BRENNER	FREEPORT NY 11520-1311

MIDCAP VALUE I (I)		6.74% LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
711 HIGH STREET
			DES MOINES IA	50392-0001

MIDCAP VALUE I (I)		7.30% LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH STREET
			DES MOINES IA	50392-0001

MIDCAP VALUE I (I)		71.27% PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA	50392-9992

MIDCAP VALUE I (R-1)		98.79% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50392-0001

MIDCAP VALUE I (R-2)		98.41% DELAWARE CHARTER GUARANTEE & TRUST	ATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001

MIDCAP VALUE I (R-3)		93.11% DELAWARE CHARTER GUARANTEE & TRUST	ATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001

MIDCAP VALUE I (R-4)		98.09% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA	50392-0001

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

MIDCAP VALUE I (R-5)		94.05% DELAWARE CHARTER GUARANTEE & TRUST	ATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

MIDCAP VALUE III (I)		97.04% NATIONWIDE TRUST COMPANY FSB	C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

MIDCAP VALUE III (R-1)		96.81% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

MIDCAP VALUE III (R-2)		8.10% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		NON-QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

MIDCAP VALUE III (R-2)		91.89% DELAWARE CHARTER GUARANTEE & TRUST	ATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

MIDCAP VALUE III (R-3)		80.94% DELAWARE CHARTER GUARANTEE & TRUST	ATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

MIDCAP VALUE III (R-4)		97.70% DELAWARE CHARTER GUARANTEE & TRUST	ATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

MIDCAP VALUE III (R-5)		49.58% DELAWARE CHARTER GUARANTEE & TRUST	ATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

MIDCAP VALUE III (R-5)		41.59% PRINCIPAL TRUST COMPANY	ATTN: SUSAN SAGGIONE
		FBO DEF COMP OF HDR INC	1013 CENTRE RD
			WILMINGTON DE	19805-1265

MONEY MARKET (A)		25.71% PERSHING LLC AS AGENT	ATTN CASH MANAGEMENT SERVICES
		FOR ITS CUSTOMERS	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

MONEY MARKET (B)		5.00% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

MONEY MARKET (C)		5.65% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

MONEY MARKET (I)		15.17% LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
DES MOINES IA 50392-0001

MONEY MARKET (I)		18.40% LIFETIME STRATEGIC INCOME FUND	ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH STREET
DES MOINES IA 50392-0001

MONEY MARKET (I)		6.04% COMPUTERSHARE INVESTOR SVCS LLC	2 N LA SALLE ST FL 3
CHICAGO IL 60602-4050

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

MONEY MARKET (I)		41.31% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
DES MOINES IA 50392-0001

MONEY MARKET (R-1)		98.60% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

MONEY MARKET (R-2)		97.05% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

MONEY MARKET (R-3)		68.48% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

MONEY MARKET (R-4)		11.16% CH HOLDINGS USA INC	ATTN DAVID COLEMAN
		FBO DEF COMP OF CH HOLDINGS	10733 SUNSET OFFICE DR STE 200
SAINT LOUIS MO 63127-1022

MONEY MARKET (R-4)		12.74% PRINCIPAL TRUST COMPANY	ATTN SUSAN SAGGIONE
		FBO HELMSLEY ENT SERP	1013 CENTRE RD
WILMINGTON DE 19805-1265

MONEY MARKET (R-4)		59.88% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

MONEY MARKET (R-5)		68.62% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

MONEY MARKET (R-5)		6.07% PRINCIPAL TRUST COMPANY	ATTN: SUSAN SAGGIONE
		FBO DEF COMP OF HDR INC	1013 CENTRE RD
WILMINGTON DE 19805-1265

PREFERRED SECURITIES (A)		8.56% CITIGROUP GLOBAL MARKETS	700 RED BROOK
		HOUSE ACCOUNT	OWINGS MILLS MD	21117-5184

PREFERRED SECURITIES (A)		9.02% PERSHING LLC	1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

PREFERRED SECURITIES (A)		23.12% MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL	32246-6484

PREFERRED SECURITIES (C)		15.30% CITIGROUP GLOBAL MARKETS	700 RED BROOK
		HOUSE ACCOUNT	OWINGS MILLS MD	21117-5184

PREFERRED SECURITIES (C)		40.10% MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL	32246-6484

PREFERRED SECURITIES (I)		8.41% LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
		FBO CUSTOMER ACCOUNTS	PO BOX 509046
SAN DIEGO CA 92150-9046

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

PREFERRED SECURITIES (I)		7.06% LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
DES MOINES IA 50392-0001

PREFERRED SECURITIES (I)		15.05% LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
711 HIGH STREET
DES MOINES IA 50392-0001

PREFERRED SECURITIES (I)		5.71% LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
DES MOINES IA 50392-0001

PREFERRED SECURITIES (I)		12.73% LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH STREET
DES MOINES IA 50392-0001

PREFERRED SECURITIES (I)		11.69% SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221
711 HIGH STREET
DES MOINES IA 50392-0001

PREFERRED SECURITIES (R-1)		98.07% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

PREFERRED SECURITIES (R-2)		27.58% IRWIN HOLDINGS COMPANY AND AFFILIATE	ATTN: MARITA SWANSON
		FBO SUPPLEMENTAL EXEC RET. PLAN OF	1580 W CARSON ST
		IRWIN HOLDINGS COMPANY AND AFFILIATES	LONG BEACH CA 90810-1455

PREFERRED SECURITIES (R-2)		70.40% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
DES MOINES IA 50392-0001

PREFERRED SECURITIES (R-3)		92.51% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
DES MOINES IA 50392-0001

PREFERRED SECURITIES (R-4)		95.84% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PREFERRED SECURITIES (R-5)		6.61% WELLS FARGO INST TRUST SERVICES	ATTN: KATE MEYER
		FBO WORLD INSURANCE CO. EXECUTIVE	733 MARQUETTE AVENUE
		SERP PLAN	MINNEAPOLIS MN 55402-2309

PREFERRED SECURITIES (R-5)		8.13% PRINCIPAL TRUST COMPANY	ATTN SUSAN SAGGIONE
		FBO NQ DB OF AAA ARIZONA	1013 CENTRE RD
WILMINGTON DE 19805-1265

PREFERRED SECURITIES (R-5)		50.24% MG TRUST COMPANY CUST	700 17TH ST STE 300
		FBO FIRST NATIONAL BANK	DENVER CO 80202-3531

PREFERRED SECURITIES (R-5)		28.91% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (A)		5.73% PERSHING LLC	1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

PRINCIPAL CAPITAL APPRECIATION (B)		5.04% PERSHING LLC	1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

PRINCIPAL CAPITAL APPRECIATION (C)		9.08% CITIGROUP GLOBAL MARKETS	700 RED BROOK
		HOUSE ACCOUNT	OWINGS MILLS MD 21117-5184

PRINCIPAL CAPITAL APPRECIATION (C)		15.84% PERSHING LLC	1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

PRINCIPAL CAPITAL APPRECIATION (C)		5.55% MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
JACKSONVILLE FL 32246-6484

PRINCIPAL CAPITAL APPRECIATION (I)		32.87% SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221
711 HIGH STREET
DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (I)		5.30% SAM CONSERVATIVE BALANCED PORT. PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (I)		33.52% SAM CONSERVATIVE GROWTH PORT. PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (I)		23.86% SAM STRATEGIC GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (A)		6.57% PERSHING LLC	1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME 2010 (A)		26.23% BPPR AS TRUSTEE FBO	POPULAR STREET BUILDING
		POPULAR INC PUERTO RICO SAVINGS	153 PONCE DE LEON AVE 8TH FLOOR
		AND INVESTMENT PLAN	SAN JUAN PR 00917

PRINCIPAL LIFETIME 2010 (I)		86.78% PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2010 (I)		12.62% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (R-1)		99.42% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (R-2)		97.89% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (R-3)		94.75% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

PRINCIPAL LIFETIME 2010 (R-4)		99.05% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (R-5)		92.71% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (I)		59.44% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (I)		40.08% PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET G-012-N11
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2015 (R-1)		99.13% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R-2)		90.47% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R-2)		9.52% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		NON-QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R-3)		99.55% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R-4)		98.64% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R-5)		71.66% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R-5)		24.15% WACHOVIA BANK FBO	1525 WEST WT HARRIS BLVD
		VARIOUS RETIREMENT PLANS	CHARLOTTE NC 28262-8522
9888888836 NC 1076

PRINCIPAL LIFETIME 2020 (A)		6.42% PERSHING LLC	1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME 2020 (A)		16.65% BPPR AS TRUSTEE FBO	POPULAR STREET BUILDING
		POPULAR INC PUERTO RICO SAVINGS	153 PONCE DE LEON AVE 8TH FLOOR
		AND INVESTMENT PLAN	SAN JUAN PR 00917

PRINCIPAL LIFETIME 2020 (B)		12.68% PERSHING LLC	1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME 2020 (I)		85.74% PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
DES MOINES IA 50392-9992

Percentage
of
Fund/Class	Ownership	Name of Owner		Address of Owner

PRINCIPAL LIFETIME 2020 (I)		13.59% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA	50392-0001

PRINCIPAL LIFETIME 2020 (R-1)		99.16% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50392-0001

PRINCIPAL LIFETIME 2020 (R-2)		98.10% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

PRINCIPAL LIFETIME 2020 (R-3)		85.80% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

PRINCIPAL LIFETIME 2020 (R-4)		96.69% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

PRINCIPAL LIFETIME 2020 (R-5)		93.42% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

PRINCIPAL LIFETIME 2025 (I)		59.85% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

PRINCIPAL LIFETIME 2025 (I)		39.79% PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET G-012-N11
		OMNIBUS WRAPPED	DES MOINES IA	50392-9992

PRINCIPAL LIFETIME 2025 (R-1)		98.07% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

PRINCIPAL LIFETIME 2025 (R-2)		6.41% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		NON-QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

PRINCIPAL LIFETIME 2025 (R-2)		93.09% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

PRINCIPAL LIFETIME 2025 (R-3)		99.96% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

PRINCIPAL LIFETIME 2025 (R-4)		98.33% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

PRINCIPAL LIFETIME 2025 (R-5)		63.10% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

PRINCIPAL LIFETIME 2025 (R-5)		34.27% WACHOVIA BANK FBO	1525 WEST WT HARRIS BLVD
		VARIOUS RETIREMENT PLANS	CHARLOTTE NC 28262-8522
9888888836 NC 1076

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

PRINCIPAL LIFETIME 2030 (A)		8.84% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

PRINCIPAL LIFETIME 2030 (B)		15.16% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

PRINCIPAL LIFETIME 2030 (I)		89.99% PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA	50392-9992

PRINCIPAL LIFETIME 2030 (I)		9.61% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA	50392-9992

PRINCIPAL LIFETIME 2030 (R-1)		98.81% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50392-0001

PRINCIPAL LIFETIME 2030 (R-2)		98.62% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

PRINCIPAL LIFETIME 2030 (R-3)		96.25% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

PRINCIPAL LIFETIME 2030 (R-4)		97.41% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

PRINCIPAL LIFETIME 2030 (R-5)		95.30% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

PRINCIPAL LIFETIME 2035 (I)		55.83% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

PRINCIPAL LIFETIME 2035 (I)		43.75% PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET G-012-N11
		OMNIBUS WRAPPED	DES MOINES IA	50392-9992

PRINCIPAL LIFETIME 2035 (R-1)		98.61% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

PRINCIPAL LIFETIME 2035 (R-2)		95.94% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

PRINCIPAL LIFETIME 2035 (R-3)		99.69% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

PRINCIPAL LIFETIME 2035 (R-4)		99.65% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

PRINCIPAL LIFETIME 2035 (R-5)		66.69% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (R-5)		29.89% WACHOVIA BANK FBO	1525 WEST WT HARRIS BLVD
		VARIOUS RETIREMENT PLANS	CHARLOTTE NC 28262-8522
9888888836 NC 1076

PRINCIPAL LIFETIME 2040 (A)		9.00% PERSHING LLC	1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME 2040 (A)		6.40% BPPR AS TRUSTEE FBO	POPULAR STREET BUILDING
		POPULAR INC PUERTO RICO SAVINGS	153 PONCE DE LEON AVE 8TH FLOOR
		AND INVESTMENT PLAN	SAN JUAN PR 00917

PRINCIPAL LIFETIME 2040 (B)		19.27% PERSHING LLC	1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME 2040 (I)		90.27% PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2040 (I)		9.51% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (R-1)		98.42% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (R-2)		98.53% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (R-3)		95.71% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (R-4)		96.98% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (R-5)		97.08% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (I)		48.77% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (I)		51.20% PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET G-012-N11
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2045 (R-1)		99.53% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

PRINCIPAL LIFETIME 2045 (R-2)		99.10% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (R-3)		99.97% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (R-4)		99.61% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (R-5)		77.38% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (R-5)		21.85% WACHOVIA BANK	1525 WEST WT HARRIS BLVD
		FBO VARIOUS RETIREMENT PLANS	CHARLOTTE NC 28262-8522
9888888836 NC 1076

PRINCIPAL LIFETIME 2050 (A)		8.83% PERSHING LLC	1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME 2050 (A)		8.74% BPPR AS TRUSTEE FBO	POPULAR STREET BUILDING
		POPULAR INC PUERTO RICO SAVINGS	153 PONCE DE LEON AVE 8TH FLOOR
		AND INVESTMENT PLAN	SAN JUAN PR 00917

PRINCIPAL LIFETIME 2050 (B)		13.99% PERSHING LLC	1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME 2050 (B)		5.30% PRINCIPAL LIFE INS CO CUST IRA	607 MOURNING DOVE CIR
		CAROL V NOLAN	LAKE MARY FL 32746-3933

PRINCIPAL LIFETIME 2050 (I)		93.85% PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2050 (I)		6.01% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R-1)		98.90% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R-2)		98.09% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R-3)		96.42% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R-4)		97.00% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

PRINCIPAL LIFETIME 2050 (R-5)		97.73% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (I)		19.73% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (I)		8026.00% PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET G-012-N11
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2055 (R-1)		100.00% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R-2)		99.75% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R-3)		99.46% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R-4)		99.94% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R-5)		70.09% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R-5)		29.86% WACHOVIA BANK FBO	1525 WEST WT HARRIS BLVD
		VARIOUS RETIREMENT PLANS	CHARLOTTE NC 28262-8522
9888888836 NC 1076

PRINCIPAL LIFETIME STRATEGIC INC (A)		10.93% PERSHING LLC	1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME STRATEGIC INC (A)		6.30% BPPR AS TRUSTEE FBO	POPULAR STREET BUILDING
		PMA RETIREMENT PLAN	153 PONCE DE LEON AVE 8TH FLOOR
TRUST DIVISION
SAN JUAN PR 00917

PRINCIPAL LIFETIME STRATEGIC INC (A)		27.95% BPPR AS TRUSTEE FBO	POPULAR STREET BUILDING
		POPULAR INC PUERTO RICO SAVINGS	153 PONCE DE LEON AVE 8TH FLOOR
		AND INVESTMENT PLAN	SAN JUAN PR 00917

PRINCIPAL LIFETIME STRATEGIC INC (B)		13.47% PERSHING LLC	1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME STRATEGIC INC (B)		5.73% NFS LLC FEBO	6203 HOME ACRES RD
		JPMORGAN CHASE BANK N.A. AS CUST	SNOHOMISH WA 98290-5009
IRA ROLLOVER
FBO JANET SMITH

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

PRINCIPAL LIFETIME STRATEGIC INC (I)		92.17% PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
DES MOINES IA 50392-9992

PRINCIPAL LIFETIME STRATEGIC INC (I)		7.44% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC INC (R-1)		99.68% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC INC (R-2)		6.18% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		NON-QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC INC (R-2)		93.80% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC INC (R-3)		96.37% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC INC (R-4)		97.70% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC INC (R-5)		6.10% WACHOVIA BANK FBO	1525 WEST WT HARRIS BLVD
		VARIOUS RETIREMENT PLANS	CHARLOTTE NC 28262-8522
9888888836 NC 1076

PRINCIPAL LIFETIME STRATEGIC INC (R-5)		87.75% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (A)		10.22% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

REAL ESTATE SECURITIES (B)		14.55% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

REAL ESTATE SECURITIES (C)		11.24% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

REAL ESTATE SECURITIES (C)		13.54% MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
JACKSONVILLE FL 32246-6484

REAL ESTATE SECURITIES (I)		8.76% LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (I)		17.52% LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
711 HIGH STREET
DES MOINES IA 50392-0001

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

REAL ESTATE SECURITIES (I)		6.52% LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
			DES MOINES IA	50392-0001

REAL ESTATE SECURITIES (I)		15.18% LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH STREET
			DES MOINES IA	50392-0001

REAL ESTATE SECURITIES (I)		15.00% PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA	50392-9992

REAL ESTATE SECURITIES (I)		6.25% SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221
711 HIGH STREET
			DES MOINES IA	50392-0001

REAL ESTATE SECURITIES (I)		5.57% SAM CONSERVATIVE GROWTH PORT. PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
			DES MOINES IA	50392-0001

REAL ESTATE SECURITIES (R-1)		95.76% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50392-0001

REAL ESTATE SECURITIES (R-2)		98.70% DCGT AS TTEE AND/OR CUST	PRIN ADVTG OMNIBUS
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED ATTN NPIO TRADE DESK
711 HIGH STREET
			DES MOINES IA	50392-0001

REAL ESTATE SECURITIES (R-3)		80.52% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

REAL ESTATE SECURITIES (R-3)		14.88% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO THE CHURCH OF GOD	711 HIGH ST
			DES MOINES IA	50392-0001

REAL ESTATE SECURITIES (R-4)		89.52% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

REAL ESTATE SECURITIES (R-4)		7.10% NEW YORK LIFE TRUST COMPANY	169 LACKAWANNA AVE
			PARSIPPANY NJ	07054-1007

REAL ESTATE SECURITIES (R-5)		68.99% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

REAL ESTATE SECURITIES (R-5)		16.47% NEW YORK LIFE TRUST COMPANY	169 LACKAWANNA AVE
			PARSIPPANY NJ	07054-1007

S A M BALANCED (I)		96.48% PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET T-008-E20
		OMNIBUS WRAPPED	DES MOINES IA	50392-9992

S A M BALANCED (R-1)		83.33% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

S A M BALANCED (R-1)		10.38% DR MOHAMMED MONA	3599 UNIVERSITY BLVD SUITE 90
		FBO MONA & GONDER 401 K PROFIT	JACKSONVILLE FL 32216-4252
SHARING PLAN & TRUST

S A M BALANCED (R-2)		100.00% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M BALANCED (R-3)		98.51% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M BALANCED (R-4)		89.21% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M BALANCED (R-4)		8.73% NATURES SUNSHINE PRODUCTS INC	ATTN DANIEL GESLISON
FBO SUPP ELECTIVE DEF OF NATURES
		SUNSHINE	75 E 1700 S
PROVO UT 84606-7378

S A M BALANCED (R-5)		96.94% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M CONSERVATIVE BALANCED (I)		5.76% CONG OF THE MOTHER	1900 SOUTH GRAND AVE
		COREDEMPTRIX CHURCH MOTHER HOUSE	CARTHAGE MO 64836-3500

S A M CONSERVATIVE BALANCED (I)		8.66% IMMACULATE HEART OF MARY SHRINE	1749 GRAND AVE
CARTHAGE MO 64836-2670

S A M CONSERVATIVE BALANCED (I)		83.80% PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET T-008-E20
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992

S A M CONSERVATIVE BALANCED (R-1)		96.63% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M CONSERVATIVE BALANCED (R-2)		97.90% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M CONSERVATIVE BALANCED (R-3)		98.65% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M CONSERVATIVE BALANCED (R-4)		63.86% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M CONSERVATIVE BALANCED (R-4)		33.67% BANK OF IRELAND US GROUP	ATTN DIANE MORRISON
FBO LT INCENTIVE PLAN OF BANK OF IRELAND282 ROUTE 101 LIBERTY PARK #15
AMHERST NH 03031

S A M CONSERVATIVE BALANCED (R-5)		95.75% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

Percentage
of
Fund/Class	Ownership	Name of Owner		Address of Owner

S A M CONSERVATIVE GROWTH (I)		98.89% PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET T-008-E20
		OMNIBUS WRAPPED	DES MOINES IA	50392-9992

S A M CONSERVATIVE GROWTH (R-1)		93.17% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

S A M CONSERVATIVE GROWTH (R-2)		99.51% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

S A M CONSERVATIVE GROWTH (R-3)		97.62% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

S A M CONSERVATIVE GROWTH (R-4)		98.98% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

S A M CONSERVATIVE GROWTH (R-5)		98.10% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

S A M FLEXIBLE INCOME (I)		79.25% PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET T-008-E20
		OMNIBUS WRAPPED	DES MOINES IA	50392-9992

S A M FLEXIBLE INCOME (I)		8.96% PRINCIPAL TRUST COMPANY	ATTN SUSAN SAGGIONE
		FBO 457F PLAN OF HEALTH ALLIANCE	1013 CENTRE RD
WILMINGTON DE 19805-1265

S A M FLEXIBLE INCOME (R-1)		74.03% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

S A M FLEXIBLE INCOME (R-1)		25.96% COUNSEL TRUST DBA MATC	1251 WATERFRONT PL STE 525
		FBO ORTHOTIC & PROSTHETIC LAB INC	PITTSBURGH PA 15222-4228
401 K PROFIT SHARING PLAN & TRUST

S A M FLEXIBLE INCOME (R-2)		95.16% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

S A M FLEXIBLE INCOME (R-3)		96.89% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

S A M FLEXIBLE INCOME (R-4)		98.48% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

S A M FLEXIBLE INCOME (R-5)		93.36% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

S A M FLEXIBLE INCOME (R-5)		5.18% BANKERS TRUST COMPANY	ATTN DEBBIE WILLIAMS
		FBO NQ PLAN OF BBC WORLDWIDE	453 7TH ST
DES MOINES IA 50309-4110

S A M STRATEGIC GROWTH (I)		99.37% PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET T-008-E20
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992

S A M STRATEGIC GROWTH (R-1)		98.67% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M STRATEGIC GROWTH (R-2)		100.00% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M STRATEGIC GROWTH (R-3)		94.44% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M STRATEGIC GROWTH (R-4)		94.70% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M STRATEGIC GROWTH (R-5)		97.69% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SHORT-TERM BOND (A)		7.27% PERSHING LLC	1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

SHORT-TERM BOND (A)		6.86% THE PRINCIPAL TRUST FOR	ATTN STEPHANIE WATTS S-001-S60
		DISABILITY BENEFITS 61008	PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SHORT-TERM BOND (A)		5.25% THE PRINCIPAL TRUST	ATTN STEPHANIE WATTS S-001-S60
		FOR IND FIELD DISABILITY 61011	711 HIGH ST
DES MOINES IA 50392-0001

SHORT-TERM BOND (A)		12.20% LPL FINANCIAL	9785 TOWNE CENTRE DRIVE
		A/C 1072-0484	SAN DIEGO CA 92121-1968

SHORT-TERM BOND (C)		11.01% PERSHING LLC	1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

SHORT-TERM BOND (C)		20.90% MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

SHORT-TERM BOND (I)		89.42% PERSHING LLC	1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

SHORT-TERM BOND (R-1)		95.55% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

SHORT-TERM BOND (R-2)		99.93% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SHORT-TERM BOND (R-3)		6.25% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		NON-QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SHORT-TERM BOND (R-3)		68.41% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SHORT-TERM BOND (R-3)		12.75% IMTRUST BANK NA TTEE	JOHN GORFF 5314 S YALE
FBO WHITLOCK PKG CORP EXEC NQ EXCESS TULSA OK 74135

SHORT-TERM BOND (R-4)		100.00% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SHORT-TERM BOND (R-5)		73.51% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SHORT-TERM BOND (R-5)		11.97% PRINCIPAL TRUST COMPANY	ATTN SUSAN SAGGIONE
		FBO GEISINGER SYS SVC SEVERANCE PLAN	1013 CENTRE RD
			WILMINGTON DE	19805-1265

SHORT-TERM INCOME (A)		16.01% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

SHORT-TERM INCOME (A)		15.38% MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
JACKSONVILLE FL 32246-6484

SHORT-TERM INCOME (C)		10.64% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

SHORT-TERM INCOME (C)		17.34% MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

SHORT-TERM INCOME (I)		31.52% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

SHORT-TERM INCOME (I)		19.78% SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
DES MOINES IA 50392-0001

SHORT-TERM INCOME (I)		12.58% SAM CONSERVATIVE BALANCED PORT. PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
DES MOINES IA 50392-0001

SHORT-TERM INCOME (I)		23.41% SAM FLEXIBLE INCOME PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
DES MOINES IA 50392-0001

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

SMALLCAP BLEND (B)		8.05% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

SMALLCAP BLEND (C)		13.81% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

SMALLCAP BLEND (C)		5.16% PRINCIPAL LIFE INSURANCE CO CUST	840 CORTEZ ST
		IRA OF GARY D STROUP	DENVER CO 80221-3561

SMALLCAP BLEND (I)		13.31% THE PRINCIPAL TRUST FOR	ATTN STEPHANIE WATTS S-001-S60
POST-RETIREMENT MEDICAL BENEFITS 61022 PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SMALLCAP BLEND (I)		6.57% PRINCIPAL TRUST FOR LIFE INS	ATTN STEPHANIE WATTS S-001-S60
		BENEFITS FOR EE'S 61006	PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SMALLCAP BLEND (I)		7.52% PRINCIPAL TRUST FOR HEALTH	ATTN STEPHANIE WATTS S-001-S60
		BENEFITS FOR IND FIELD 61009	PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SMALLCAP BLEND (I)		65.56% THE PRINCIPAL TRUST FOR POST-	ATTN STEPHANIE WATTS S-001-S60
		RETIREMENT MEDICAL BENEFITS 61021	PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SMALLCAP BLEND (R-1)		100.00% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

SMALLCAP BLEND (R-2)		100.00% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP BLEND (R-3)		57.72% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP BLEND (R-3)		7.73% IMTRUST BANK NA TTEE	JOHN GORFF 5314 S YALE
FBO WHITLOCK PKG CORP EXEC NQ EXCESS TULSA OK 74135

SMALLCAP BLEND (R-3)		20.02% BUFFALO WILD WINGS INC	ATTN: LORI JENKINS
		FBO BUFFALO WILD WINGS MGMT DC PLAN	5500 WAYZATA BLVD; STE 1600
MINNEAPOLIS MN 55416-1237

SMALLCAP BLEND (R-4)		100.00% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP BLEND (R-5)		76.42% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP BLEND (R-5)		6.79% PRINCIPAL TRUST COMPANY	ATTN: SUSAN SAGGIONE
FBO EXEC NQ EXCESS OF KELLER
		FOUNDATION	1013 CENTRE RD
			WILMINGTON DE	19805-1265

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

SMALLCAP GROWTH (C)		18.74% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

SMALLCAP GROWTH (I)		5.74% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

SMALLCAP GROWTH (I)		32.91% SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221
711 HIGH STREET
			DES MOINES IA	50392-0001

SMALLCAP GROWTH (I)		5.33% SAM CONSERVATIVE BALANCED PORT. PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
			DES MOINES IA	50392-0001

SMALLCAP GROWTH (I)		28.77% SAM CONSERVATIVE GROWTH PORT. PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
			DES MOINES IA	50392-0001

SMALLCAP GROWTH (I)		22.65% SAM STRATEGIC GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
			DES MOINES IA	50392-0001

SMALLCAP GROWTH (R-1)		96.02% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50392-0001

SMALLCAP GROWTH (R-2)		100.00% DELAWARE CHARTER GUARANTEE & TRUST	ATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001

SMALLCAP GROWTH (R-3)		97.28% DELAWARE CHARTER GUARANTEE & TRUST	ATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001

SMALLCAP GROWTH (R-4)		99.67% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA	50392-0001

SMALLCAP GROWTH (R-5)		94.51% DELAWARE CHARTER GUARANTEE & TRUST	ATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001

SMALLCAP GROWTH I (I)		18.31% LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
711 HIGH STREET
			DES MOINES IA	50392-0001

SMALLCAP GROWTH I (I)		11.80% LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
			DES MOINES IA	50392-0001

SMALLCAP GROWTH I (I)		5.14% LIFETIME 2050 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
			DES MOINES IA	50392-0001

SMALLCAP GROWTH I (I)		19.13% LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH STREET
			DES MOINES IA	50392-0001

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

SMALLCAP GROWTH I (I)		33.96% PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
DES MOINES IA 50392-9992

SMALLCAP GROWTH I (R-1)		97.56% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R-2)		98.28% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R-3)		93.59% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R-4)		99.95% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R-5)		93.51% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP GROWTH II (A)		7.80% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

SMALLCAP GROWTH II (C)		9.64% PERSHING LLC	1 PERSHING PLZ
		1 PERSHING PLZ	JERSEY CITY NJ	07399-0001
JERSEY CITY NJ 07399-0001

SMALLCAP GROWTH II (C)		10.89% PRINCIPAL LIFE INSURANCE CO CUST	90116 DEMMING RD
		IRA R/O SCOTT E ZIMMER	ELMIRA OR 97437-9609

SMALLCAP GROWTH II (C)		6.95% PRINCIPAL LIFE INSURANCE CO CUST	138 MONTICELLO DR
		IRA NILS ROEHNE	LONGVIEW WA 98632-9522

SMALLCAP GROWTH II (I)		99.69% PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
DES MOINES IA 50392-9992

SMALLCAP GROWTH II (R-1)		6.44% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		NON-QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP GROWTH II (R-1)		93.30% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

SMALLCAP GROWTH II (R-2)		6.11% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		NON-QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP GROWTH II (R-2)		93.88% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP GROWTH II (R-3)		94.11% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

SMALLCAP GROWTH II (R-4)		95.49% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP GROWTH II (R-5)		96.01% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (I)		30.89% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

SMALLCAP S&P 600 INDEX (I)		8.09% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		NON-QUALIFIED FIA OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (I)		44.26% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (I)		5.03% NATIONWIDE TRUST COMPANY FSB	C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

SMALLCAP S&P 600 INDEX (R-1)		96.52% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R-2)		96.18% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R-3)		93.22% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R-4)		93.92% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R-5)		91.98% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP VALUE (A)		9.49% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

SMALLCAP VALUE (B)		13.26% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

SMALLCAP VALUE (B)		5.25% SISTER MARY FRANCIS &	FRANCISCAN MISSIONARY SISTERS OF
		SISTER MAUREEN THERESA TTEES	OUR LADY OF SORROWS INC
2381 LAUREL GLEN RD
SOQUEL CA 95073-9719

SMALLCAP VALUE (C)		15.50% PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ	07399-0001

Percentage
of
Fund/Class	Ownership	Name of Owner		Address of Owner

SMALLCAP VALUE (C)		7.59% MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
JACKSONVILLE FL 32246-6484

SMALLCAP VALUE (I)		15.05% LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
711 HIGH STREET
			DES MOINES IA	50392-0001

SMALLCAP VALUE (I)		7.24% LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
			DES MOINES IA	50392-0001

SMALLCAP VALUE (I)		11.14% LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH STREET
			DES MOINES IA	50392-0001

SMALLCAP VALUE (I)		16.50% SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221
711 HIGH STREET
			DES MOINES IA	50392-0001

SMALLCAP VALUE (I)		15.14% SAM CONSERVATIVE GROWTH PORT. PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
			DES MOINES IA	50392-0001

SMALLCAP VALUE (I)		11.39% SAM STRATEGIC GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
			DES MOINES IA	50392-0001

SMALLCAP VALUE (R-1)		96.59% DELAWARE CHARTER GUARANTEE & TRUST	FBO VARIOUS QUALIFIED PLANS
711 HIGH STREET
			DES MOINES IA	50392-0001

SMALLCAP VALUE (R-2)		99.55% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

SMALLCAP VALUE (R-3)		96.85% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

SMALLCAP VALUE (R-4)		99.81% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

SMALLCAP VALUE (R-5)		85.80% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

SMALLCAP VALUE I (I)		99.12% PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA	50392-9992

SMALLCAP VALUE I (R-1)		99.15% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50392-0001

Percentage
of
Fund/Class	Ownership	Name of Owner		Address of Owner

SMALLCAP VALUE I (R-2)		99.99% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

SMALLCAP VALUE I (R-3)		92.88% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

SMALLCAP VALUE I (R-4)		97.29% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

SMALLCAP VALUE I (R-5)		8.24% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO MEDICAL SERVICES OF NORTHWEST
		ARKANSAS	711 HIGH ST
			DES MOINES IA	50392-0001

SMALLCAP VALUE I (R-5)		84.15% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO PRINCIPAL FINANCIAL GROUP QUALIFIED 711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA	50392-0001

SMALLCAP VALUE II (I)		8.33% LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
			DES MOINES IA	50392-0001

SMALLCAP VALUE II (I)		6.48% LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH STREET
			DES MOINES IA	50392-0001

SMALLCAP VALUE II (I)		10.02% LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH STREET
			DES MOINES IA	50392-0001

SMALLCAP VALUE II (I)		65.19% PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA	50392-9992

SMALLCAP VALUE II (R-1)		99.58% DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50392-0001

SMALLCAP VALUE II (R-2)		11.82% DELAWARE CHARTER GUARANTEE & TRUST	ATTN RIS NPIO TRADE DESK
		FBO VARIOUS NON-QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001

SMALLCAP VALUE II (R-2)		85.49% DELAWARE CHARTER GUARANTEE & TRUST	ATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001

SMALLCAP VALUE II (R-3)		96.89% DELAWARE CHARTER GUARANTEE & TRUST	ATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001

SMALLCAP VALUE II (R-4)		98.55% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA	50392-0001

Percentage
of
Fund/Class	Ownership	Name of Owner	Address of Owner

SMALLCAP VALUE II (R-5)		11.52% DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
FBO MEDICAL SERVICES OF NORTHWEST
		ARKANSAS	711 HIGH ST
DES MOINES IA 50392-0001

SMALLCAP VALUE II (R-5)		82.74% DELAWARE CHARTER GUARANTEE & TRUST	ATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

TAX-EXEMPT BOND (A)		5.15% PERSHING LLC	1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

TAX-EXEMPT BOND (B)		10.80% PERSHING LLC	1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

TAX EXEMPT BOND (C)		12.91% PERSHING LLC	1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

TAX EXEMPT BOND (C)		7.15% MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

TAX EXEMPT BOND (C)		5.19% LPL FINANCIAL SERVICES	9785 TOWNE CENTRE DRIVE
		A/C 1089-6851	SAN DIEGO CA 92121-1968

Management Ownership
As of February 4, 2010, the Officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of any Class of any of the Funds.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisors
The Manager of the Fund is Principal Management Corporation (“Principal”), a wholly owned subsidiary of Principal
Financial Services, Inc. Principal is an affiliate of Principal Life. The address of Principal is the Principal Financial
Group, Des Moines, Iowa 50392. Principal was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life.

Principal provides investment advisory services with respect to 10-40% of the assets of the following Funds:
International Fund I, International Value Fund I, LargeCap Blend Fund II, LargeCap Growth Fund I, LargeCap Growth
Fund II, LargeCap Value Fund I, LargeCap Value Fund III, MidCap Growth Fund III, MidCap Value Fund I, SmallCap
Growth Fund I, SmallCap Growth Fund II, SmallCap Value Fund I, and SmallCap Value Fund II.

Principal also provides a substantial part of the investment advisory services to each of the Principal LifeTime Funds directly, while engaging a Sub-Advisor to provide asset allocation services to those Funds.

Principal implemented a cash management program in the following Funds: International I, International Value I,
LargeCap Blend I, LargeCap Blend II, LargeCap Growth I, LargeCap Growth II, LargeCap Value I, LargeCap Value III,
MidCap Growth III, MidCap Value I, SmallCap Growth I, SmallCap Growth II, SmallCap Value I, and SmallCap
Value II. Principal will invest the cash, which comprises a very small portion of the funds’ portfolios, in money market investments and in stock index futures contracts based on the Fund’s market cap to gain exposure to the market.

Principal has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-
Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Fund. For these services, each Sub-Advisor is paid a fee by Principal.

Sub-Advisor:	AllianceBernstein L.P. ("AllianceBernstein") provides investment advisory services. AXA, AXA
Financial, Inc., AXA Equitable Life Insurance Company ("AXA Equitable"), and certain subsidiaries of
AXA Equitable directly and indirectly represent a controlling economic interest in AllianceBernstein.
Fund(s):	a portion of the assets of SmallCap Growth I and a portion of the assets of LargeCap Value III

Sub-Advisor:	American Century Investment Management, Inc. ("American Century") provides investment advisory services and was founded in 1958. American Century Investment Management is a direct, wholly-
owned subsidiary of American Century Companies, Inc.
Fund(s):	a portion of the assets of LargeCap Growth II

Sub-Advisor:	AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) provides investment advisory services to a number of institutional investors. AXA Rosenberg is wholly-owned by AXA Rosenberg
Group LLC.
Fund(s):	a portion of the assets of International Value I

Sub-Advisor:	Barrow, Hanley, Mewhinney & Strauss, LLC ("BHMS") is an investment advisory firm that was founded in 1979 and is an indirect subsidiary of Old Mutual (US) Holdings, Inc., which is a wholly-owned indirect subsidiary of Old Mutual plc.
Fund(s):	a portion of the assets of MidCap Value III

Sub-Advisor:	BlackRock Financial Management, Inc. ("BFM") is a wholly-owned subsidiary of BlackRock, Inc., a public company, and is registered as an investment adviser under the Advisers Act.
Fund(s):	Inflation Protection

Sub-Advisor:	Brown Investment Advisory Incorporated (“Brown”) was founded in 1993. Brown is a wholly-owned subsidiary of Brown Investment Advisory & Trust Company, which is a wholly-owned subsidiary of
Brown Advisory Holdings Incorporated.
Fund(s):	a portion of the assets of LargeCap Growth I

Sub-Advisor:	Causeway Capital Management LLC (“Causeway”) provides investment advisory services to institutional clients and funds. Causeway is owned by Sarah Ketterer, Harry Hartford, Evercore
Investments L.L.C., and other Causeway employees.
Fund(s):	a portion of the assets of International Value I

Sub-Advisor:	ClearBridge Advisors, LLC (“ClearBridge”) is registered as an investment adviser under the Advisers
Act. ClearBridge Advisors, LLC is a wholly-owned subsidiary of Legg Mason, Inc.
Fund(s):	a portion of the assets of LargeCap Blend II

Sub-Advisor:	Columbus Circle Investors (“CCI”) is an affiliate of PGI and a member of the Principal Financial Group.
CCI provides investment advisory services and was founded in 1975.
Fund(s):	LargeCap Growth, MidCap Growth and a portion of the assets of SmallCap Growth I

Sub-Advisor:	Dimensional Fund Advisors LP (“Dimensional”) is a registered investment advisor. Dimensional is controlled by Dimensional Holdings Inc. and Dimensional Holdings LLC.

Fund(s):	a portion of the assets of SmallCap Value II

Sub-Advisor:	Edge Asset Management, Inc. ("Edge") is an affiliate of Principal and a member of the Principal
Financial Group. Edge has been in the business of investment management since 1944.

Fund(s):	Equity Income, Government & High Quality Bond, High Yield, Income, Principal Capital Appreciation,
Short-Term Income, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM
Conservative Growth Portfolio, SAM Flexible Income Portfolio, and SAM Strategic Growth Portfolio

Sub-Advisor:	Emerald Advisers, Inc. (“Emerald”) is a wholly owned subsidiary of Emerald Asset Management.
Emerald provides professional investment advisory services to institutional investors and the general public.
Fund(s):	a portion of the assets of SmallCap Growth II

Sub-Advisor:	Essex Investment Management Company, LLC (“Essex”) is a Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. Essex Investment Management is majority owned by Affiliated Managers
Group, Inc., a publically reporting diversified asset management company.
Fund(s):	a portion of the assets of SmallCap Growth II

Sub-Advisor:	Goldman Sachs Asset Management, L.P. ("GSAM") has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co.
Fund(s):	LargeCap Blend I and a portion of the assets of MidCap Value I

Sub-Advisor:	Guggenheim Investment Management, LLC ("Guggenheim") was founded in 2001. Guggenheim is controlled by Guggenheim Capital, LLC.
Fund(s):	a portion of the assets of Global Diversified Income

Sub-Advisor:	Jacobs Levy Equity Management, Inc. ("Jacobs Levy") provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park,
New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity separate accounts for institutional clients. Jacobs Levey is co-owned Bruce Jacobs and Kenneth Levy.
Fund(s):	a portion of the assets of MidCap Growth Fund III

Sub-Advisor:	J.P. Morgan Investment Management Inc. ("J.P. Morgan") is an indirect wholly owned subsidiary of
JPMorgan Chase & Co. ("JPMorgan"), a bank holding company. J.P. Morgan offers a wide range of services to governmental, institutional, corporate, and individual customers and acts as investment advisor to individual and institutional clients.
Fund(s):	a portion of the assets of SmallCap Value I, and a portion of the assets of High Yield I

Sub-Advisor:	Los Angeles Capital Management and Equity Research, Inc. ("LA Capital") provides investment advisory services and is an independent, employee-owned firm.

Fund(s):	a portion of the assets of MidCap Value I and a portion of the assets of SmallCap Value II

Sub-Advisor:	Mellon Capital Management Corporation (“Mellon Capital”) provides investment advisory services and is a wholly owned subsidiary of Mellon Financial Corporation (“Mellon”).

Fund(s):	a portion of the assets of MidCap Growth III and a portion of the assets of SmallCap Value I

Sub-Advisor:	Montag & Caldwell, Inc. (“M&C”) was founded in 1945. M&C is a wholly-owned subsidiary of Fortis
Bank SA/NV which is controlled by BNP Paribas.

Fund(s):	a portion of the assets of LargeCap Growth II

Sub-Advisor:	Neuberger Berman Fixed Income, LLC (“Neuberger Berman”) (formerly known as Lehman Brothers
Asset Management LLC) is an investment adviser registered with the SEC and a wholly-owned subsidiary of Neuberger Berman Group, LLC.
Fund(s):	a portion of the assets of High Yield I

Sub-Advisor:	Pacific Investment Management Company LLC (“PIMCO”), a Delaware limited liability company, is a majority owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz SE is the
indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company.
Fund(s):	Core Plus Bond I

Sub-Advisor:	Principal Global Investors, LLC (“PGI”) is an indirect wholly owned subsidiary of Principal Life
Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including
Principal Life. PGI’s headquarters is in Des Moines, IA. Its other primary asset management office is in
New York, with asset management offices of affiliate advisors in several non-U.S. locations including
London, Sydney and Singapore.

Fund(s):	Bond & Mortgage Securities, Disciplined LargeCap Blend, Diversified International, High Quality
Intermediate-Term Bond, International Emerging Markets, International Growth, LargeCap S&P 500
Index, LargeCap Value, MidCap Blend, MidCap S&P 400 Index, Money Market, Principal LifeTime
2010, Principal LifeTime 2015, Principal LifeTime 2020, Principal LifeTime 2025, Principal LifeTime
2030, Principal LifeTime 2035, Principal LifeTime 2040, Principal LifeTime 2045, Principal LifeTime
2050, Principal LifeTime 2055, Principal LifeTime Strategic Income, Short-Term Bond, SmallCap
Blend, SmallCap Growth, SmallCap S&P 600 Index, SmallCap Value, a portion of the assets of Global
Diversified Income, and a portion of the assets of MidCap Value III.

Sub-Advisor:	Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly owned subsidiary of Principal
Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in 2000. It manages investments for institutional investors, including Principal Life.
Fund(s):	Global Real Estate Securities, Real Estate Securities, and a portion of the assets of Global Diversified
Income

Sub-Advisor:	Pyramis Global Advisors, LLC ("Pyramis") provides investment advisory services. Pyramis is owned by
Pyramis Global Advisors Holdings Corp.
Fund(s):	a portion of the assets of International I

Sub-Advisor:	Schroder Investment Management North America Inc. (“Schroder Inc.”) is an indirect wholly-owned subsidiary of Schroders plc, a public company that is an asset manager listed on the London Stock
Exchange.
Fund(s):	a portion of the assets of International I

Sub-Advisor:	Spectrum Asset Management, Inc. ("Spectrum") is an indirect subsidiary of Principal Life, an affiliate of
PGI and a member of the Principal Financial Group. Spectrum provides investment advisory services and was founded in 1987.
Fund(s):	Preferred Securities and a portion of the assets of Global Diversified Income; sub-sub-advisor for Bond
& Mortgage Securities and High Quality Intermediate-Term Bond

Sub-Advisor:	T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly owned subsidiary of T. Rowe Price Group,
Inc., a financial services holding company, has over 70 years of investment management experience.
Fund(s):	a portion of the assets of LargeCap Blend II and a portion of the assets of LargeCap Growth I

Sub-Advisor:	Thompson, Siegel & Walmsley LLC (“TS&W”) is a limited liability company and a SEC registered investment advisor founded in 1969. TS&W offers investment advisory services to governmental, institutional, corporate and individual clients. TS&W is a majority owned subsidiary of Old Mutual (US)
Holdings Inc., a subsidiary of Old Mutual plc.
Fund(s):	a portion of the assets of LargeCap Value I

Sub-Advisor:	Tortoise Capital Advisors, L.L.C. (“Tortoise”) specializes in managing portfolios of investments in MLPs and other energy companies. Tortoise was formed in October 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments. Tortoise is managed by its five managing directors and is wholly-owned by Tortoise
Holdings, LLC. Mariner Holdings, LLC owns a majority interest in Tortoise Holdings, LLC with the remaining interests held by Tortoise's five managing directors and certain other senior Tortoise employees.
Fund(s):	a portion of the assets of Global Diversified Income

Sub-Advisor:	Turner Investment Partners, Inc. ("Turner") provides investment advisory services and was founded in
1990. Robert E. Turner is the Chairman and controlling shareholder of Turner.
Fund(s):	a portion of the assets of MidCap Growth III

Sub-Advisor:	UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a Delaware corporation, is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS
Global Asset Management business group (the "Group") of UBS AG.
Fund(s):	a portion of the assets of LargeCap Value I

Sub-Advisor:	Van Kampen Asset Management ("Van Kampen") is an indirect wholly owned subsidiary of Morgan
Stanley, a publicly held global financial services company. Van Kampen provides investment advice to a wide variety of individual, institutional, and investment company clients.
Fund(s):	California Municipal and Tax-Exempt Bond

Sub-Advisor:	Vaughan Nelson Investment Management, LP ("Vaughan Nelson") provides investment advisory services. Founded in 1970, Vaughan Nelson is a subsidiary of Natixis Global Asset Management, L.P.
Fund(s):	a portion of the assets of SmallCap Value II

Sub-Advisor:	Westwood Management Corp. ("Westwood"), a New York corporation formed in 1983, is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company.
Fund(s):	a portion of the assets of LargeCap Value III

The Sub-Sub-Advisors
PGI has entered into a sub-sub-advisory agreement with Spectrum for the Bond & Mortgage Securities and High
Quality Intermediate-Term Bond Funds. Under the agreement, the sub-sub-advisor agrees to manage the day-to-day investment of the Funds' assets allocated to it consistent with the Funds' investment objectives, policies and restrictions and will be responsible for, among other things, placing all orders for the purchase and sale of portfolio securities, subject to supervision and monitoring by the Sub-Advisor and oversight by the Board. Each firm, at its own expense, will provide all investment, management, and administrative personnel, facilities, and equipment necessary for the investment advisory services which it conducts for the Funds.

Under the agreement, PGI pays Spectrum a fee which is accrued daily and paid monthly (calculated as percentage of the average daily net assets managed by the firm). Entering into these agreements does not change the management fee that the Fund pays Principal under its Management Agreement or the sub-advisory fee that Principal pays PGI under its sub-advisory agreement. PGI, and not the Fund, will bear the expenses of the services that Spectrum provides to the Bond & Mortgage Securities and High Quality Intermediate-Term Bond Funds under the agreements.

Principal and Schroder Investment Management North America Inc. ("Schroder Inc.") have entered into a sub-sub-
advisory agreement with Schroder Investment Management North America Limited ("Schroder Limited") for the portion of the International Fund I’s portfolio assets allocated to Schroder Inc. Under the agreement, Schroder Limited agrees to manage the day-to-day investment of the Fund’s assets allocated to it consistent with the Fund’s investment objectives, policies and restrictions and will be responsible for, among other things, placing all orders for the purchase and sale of portfolio securities, subject to supervision and monitoring by Schroder Inc. and oversight by the Board.
Each firm, at its own expense, will provide all investment, management, and administrative personnel, facilities, and equipment necessary for the investment advisory services which it conducts for the Fund.

Under the agreement, Schroder Inc. pays Schroder Limited a fee which is accrued daily and paid monthly (calculated as percentage of the average daily net assets managed by the firm). Entering into these agreements does not change the management fee that the Fund pays Principal under its Management Agreement or the sub-advisory fee that
Principal pays Schroder Inc. under its sub-advisory agreement. Schroder Inc., and not the Fund, will bear the expenses of the services that Schroder Limited provides to the Fund under the agreements.

Sub-Sub-Advisor:	Schroder Investment Management North America Limited (“Schroder Limited”) is an indirect wholly-owned subsidiary of Schroders plc, a public company that is an asset manager listed on the London Stock Exchange

Fund(s):	a portion of the assets of International I

Affiliated Persons of the Fund Who are Affiliated Persons of the Advisor
For information about affiliated persons of the Fund who are also affiliated persons of Principal or affiliated advisors, see the Interested Director and Officer tables in the “Management” section.

Codes of Ethics
The Fund, Principal, each of the Sub-Advisors and PFD have adopted Codes of Ethics ("Codes") under Rule 17j-1 of the 1940 Act. Principal has also adopted such a Code under Rule 204A-1 of the Investment Advisers Act of 1940.
These Codes are designed to prevent persons with access to information regarding the portfolio trading activity of a
Fund from using that information for their personal benefit. In certain circumstances, personal securities trading is permitted in accordance with procedures established by the Codes. The Boards of Directors of Principal, the Fund,
and PFD, and each of the Sub-Advisors, periodically review their respective Codes. The Codes are on file with, and available from, the Securities and Exchange Commission. A copy of the Fund's Code will also be provided upon request, which may be made by contacting the Fund.

The management fee schedules for the Funds are as follows (expressed as a percentage of average net assets):

		First $500	Next $500	Next $500	Over $1.5
Fund		million	million	million	billion
Disciplined LargeCap Blend		0.60%	0.58%	0.56%	0.55%
Global Real Estate Securities		0.90	0.88	0.86	0.85
High Quality Intermediate-Term Bond		0.40	0.38	0.36	0.35
High Yield I		0.65	0.63	0.61	0.60
Inflation Protection		0.40	0.38	0.36	0.35
International I		1.10	1.08	1.06	1.05
International Emerging Markets		1.20	1.18	1.16	1.15
International Growth		1.00	0.98	0.96	0.95
International Value I		1.10	1.08	1.06	1.05
LargeCap Blend I		0.45	0.43	0.41	0.40
LargeCap Blend II		0.75	0.73	0.71	0.70
LargeCap Growth I		0.75	0.73	0.71	0.70
LargeCap Growth II		0.95	0.93	0.91	0.90
LargeCap Value		0.45	0.43	0.41	0.40
LargeCap Value I		0.80	0.78	0.76	0.75
MidCap Blend		0.65	0.63	0.61	0.60
MidCap Growth		0.65	0.63	0.61	0.60
MidCap Growth III		1.00	0.96	0.94	0.92
MidCap Value I		1.00	0.98	0.96	0.95
MidCap Value III		0.65	0.63	0.61	0.60
Preferred Securities		0.75	0.73	0.71	0.70
Real Estate Securities		0.85	0.83	0.81	0.80
Short-Term Bond		0.40	0.38	0.36	0.35
SmallCap Blend		0.75	0.73	0.71	0.70
SmallCap Growth		0.75	0.73	0.71	0.70
SmallCap Growth I		1.10	1.08	1.06	1.05
SmallCap Growth II		1.00	0.98	0.96	0.95
SmallCap Value		0.75	0.73	0.71	0.70
SmallCap Value I		1.00	0.98	0.96	0.95
SmallCap Value II		1.00	0.98	0.96	0.95
Tax-Exempt Bond		0.50	0.48	0.46	0.45

		All
Fund		Assets
Principal LifeTime 2010		0.03%
Principal LifeTime 2015		0.03%
Principal LifeTime 2020		0.03%
Principal LifeTime 2025		0.03%
Principal LifeTime 2030		0.03%
Principal LifeTime 2035		0.03%
Principal LifeTime 2040		0.03%
Principal LifeTime 2045		0.03%
Principal LifeTime 2050		0.03%
Principal LifeTime 2055		0.03%
Principal LifeTime Strategic Income		0.03%

	First $500	Next $500	Next $500	Next $500	Next $1	Over $3
Fund	million	million	million	million	billion	billion
Bond & Mortgage Securities	0.55%	0.53%	0.51%	0.50%	0.48%	0.45%
Diversified International	0.90	0.88	0.86	0.85	0.83	0.80
Global Diversified Income	0.80	0.78	0.76	0.75	0.73	0.70
LargeCap Value III	0.80	0.78	0.76	0.75	0.73	0.70
Money Market	0.40	0.39	0.38	0.37	0.36	0.35

	First $1.0	Over $1.0
Fund	billion	billion
California Municipal	0.50%	0.45%

	First $500	Next $500	Next $500	Next $500	Next $500	Over $2.5
Fund	million	million	million	million	million	billion
Core Plus Bond I	0.60%	0.58%	0.56%	0.55%	0.53%	0.50%

	First $250	Next $250	Over $500
Fund	million	million	million
Equity Income	0.60%	0.55%	0.50%

	First $2	Over $2
Fund	billion	billion
Government & High Quality Bond	0.50%	0.45%
Income	0.50	0.45

	First $250	Over $250
Fund	million	million
High Yield	0.625%	0.500%

	First $500	Next $500	Next $1	Next $1	Over $3
Fund	million	million	billion	billion	billion
LargeCap Growth	0.68%	0.65%	0.62%	0.58%	0.55%

	All
Fund	Assets
LargeCap S&P 500 Index	0.15%
MidCap S&P 400 Index	0.15
SmallCap S&P 600 Index	0.15

	First $500	Next $500	Over $1
Fund	million	million	billion
Principal Capital Appreciation	0.625%	0.500%	0.375%

		First $500	Next $500	Next $1	Next $1	Next $1	Next $1	Over $5
Fund		million	million	billion	billion	billion	billion	billion
SAM Balanced Portfolios*		0.55%	0.50%	0.45%	0.40%	0.35%	0.30%	0.25%
SAM Conservative Balanced Portfolio*		0.55	0.50	0.45	0.40	0.35	0.30	0.25
SAM Conservative Growth Portfolio*		0.55	0.50	0.45	0.40	0.35	0.30	0.25
SAM Flexible Income Portfolio*		0.55	0.50	0.45	0.40	0.35	0.30	0.25
SAM Strategic Growth Portfolio*		0.55	0.50	0.45	0.40	0.35	0.30	0.25
* Breakpoints are based on aggregate SAM Portfolio net assets.

	First $200	Next $300	Over $500
Fund	million	million	million
Short-Term Income	0.50%	0.45%	0.40%

Each Fund pays all of its operating expenses, except those Funds for which Principal has agreed to pay such expenses. Under the terms of the Management Agreement, Principal is responsible for paying the expenses associated with the organization of each Fund, including the expenses incurred in the initial registration of the Funds with the Securities and Exchange Commission, compensation of personnel, officers and directors who are also affiliated with Principal, and expenses and compensation associated with furnishing office space and all necessary office facilities and equipment and personnel necessary to perform the general corporate functions of the Fund.
Portfolio accounting services are provided to each Fund by Principal, under the terms of the Management Agreement.
Principal Shareholder Services, Inc., a wholly owned subsidiary of Principal, provides transfer agent services for Class
A, B, C, J, R-1, R-2, R-3, R-4, R-5, and Institutional Class shares, including qualifying shares of the Fund for sale in states and other jurisdictions, for each Fund pursuant to an additional agreement with the Fund. Principal is also responsible for providing certain shareholder services to the R-1, R-2, R-3, R-4 and R-5 share classes pursuant to an additional agreement.

Principal has contractually agreed to limit the Fund's expenses (excluding interest the Funds incur in connection with investments they make) on certain share classes of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. The expenses borne by
Principal are subject to reimbursement by the Funds through the expiration date, provided no reimbursement will be made if it would result in the Funds’ exceeding the total operating expense limits. The operating expense limits and the agreement terms are as follows:

					Institutional
	Class A	Class B	Class C	Class J	Class	Expiration
Bond & Mortgage Securities Fund	0.94%	1.60%	1.75%	N/A	N/A	02/28/2011
Disciplined LargeCap Blend Fund	N/A	N/A	1.82%	N/A	N/A	02/28/2011
Diversified International Fund	N/A	N/A	2.08%	N/A	N/A	02/28/2011
Global Diversified Income Fund	1.25%	N/A	2.00%	1.40%	0.90%	02/28/2011
Global Real Estate Securities Fund	1.45%	N/A	2.20%	N/A	0.95%	02/28/2011
Government & High Quality Bond Fund	0.88%	1.65%	1.63%	1.00%	N/A	02/28/2011
Income Fund	N/A	N/A	N/A	1.10%	N/A	02/28/2011
Inflation Protection Fund	0.90%	N/A	1.65%	1.15%	N/A	02/28/2011
International Emerging Markets Fund	N/A	N/A	2.80%	N/A	N/A	02/28/2011
International Growth Fund	1.60%	N/A	2.35%	N/A	N/A	02/28/2011
International Value Fund I	N/A	N/A	N/A	N/A	1.10%	02/28/2011
LargeCap Blend Fund I	N/A	N/A	1.89%	N/A	N/A	02/28/2011
LargeCap Blend Fund II	N/A	N/A	2.18%	N/A	N/A	02/28/2011
LargeCap Growth Fund I	N/A	N/A	2.18%	N/A	N/A	02/28/2011
LargeCap Growth Fund II	1.69%	N/A	2.44%	N/A	N/A	02/28/2011
LargeCap S&P 500 Index Fund	N/A	N/A	1.30%	N/A	N/A	02/28/2011
LargeCap Value Fund	N/A	N/A	1.70%	N/A	N/A	02/28/2011
LargeCap Value Fund III	1.14%	1.89%	1.89%	N/A	N/A	02/28/2011
MidCap Blend Fund	N/A	N/A	1.95%	N/A	N/A	02/28/2011
MidCap Growth Fund III	1.73%	2.48%	2.48%	N/A	N/A	02/28/2011
MidCap Value Fund I	1.33%	2.08%	2.08%	1.73%	N/A	02/28/2011
MidCap Value Fund III	N/A	N/A	N/A	N/A	0.70%	02/28/2011
Money Market Fund	N/A	N/A	1.79%	N/A	N/A	02/28/2011
Principal LifeTime 2010 Fund	0.41%	N/A	N/A	N/A	N/A	02/28/2011
Principal LifeTime 2015 Fund	N/A	N/A	N/A	N/A	0.08%	02/28/2011
Principal LifeTime 2020 Fund	0.41%	1.16%	N/A	N/A	N/A	02/28/2011
Principal LifeTime 2025 Fund	N/A	N/A	N/A	N/A	0.08%	02/28/2011
Principal LifeTime 2030 Fund	0.41%	1.16%	N/A	N/A	N/A	02/28/2011
Principal LifeTime 2035 Fund	N/A	N/A	N/A	N/A	0.08%	02/28/2011
Principal LifeTime 2040 Fund	0.41%	1.16%	N/A	N/A	N/A	02/28/2011
Principal LifeTime 2045 Fund	N/A	N/A	N/A	N/A	0.08%	02/28/2011
Principal LifeTime 2050 Fund	0.41%	1.16%	N/A	N/A	N/A	02/28/2011
Principal LifeTime 2055 Fund	N/A	N/A	N/A	N/A	0.08%	02/28/2011
Principal LifeTime Strategic Income Fund	0.41%	1.16%	N/A	N/A	N/A	02/28/2011
Real Estate Securities Fund	1.45%	2.20%	2.20%	N/A	N/A	02/28/2011
SAM Balanced Portfolio	N/A	N/A	N/A	0.95%	N/A	02/28/2011
SAM Conservative Balanced Portfolio	N/A	N/A	N/A	0.95%	N/A	02/28/2011
SAM Conservative Growth Portfolio	N/A	N/A	N/A	0.95%	N/A	02/28/2011
SAM Flexible Income Portfolio	N/A	N/A	N/A	0.95%	N/A	02/28/2011
SAM Strategic Growth Portfolio	N/A	N/A	N/A	0.95%	N/A	02/28/2011
Short-Term Bond Fund	N/A	N/A	1.70%	N/A	N/A	02/28/2011
Short-Term Income Fund	0.95%	N/A	1.67%	N/A	N/A	02/28/2011
SmallCap Blend Fund	N/A	N/A	2.20%	N/A	N/A	02/28/2011
SmallCap Growth Fund	N/A	2.57%	2.21%	N/A	N/A	02/28/2011
SmallCap Growth Fund II	1.43%	2.18%	2.18%	1.58%	N/A	02/28/2011
SmallCap Value Fund	1.35%	2.29%	2.08%	N/A	N/A	02/28/2011
SmallCap Value Fund II	N/A	N/A	N/A	1.93%	N/A	02/28/2011
Tax-Exempt Bond Fund I	0.85%	1.60%	1.60%	N/A	N/A	02/28/2011

	R-1	R-2	R-3	R-4	R-5
Fund	Class	Class	Class	Class	Class	Expiration
Government & High Quality Bond Fund	1.29%	1.16%	0.98%	0.79%	0.67%	02/28/2011
Principal LifeTime 2045 Fund	0.96%	0.83%	0.65%	0.46%	0.34%	02/28/2011
Principal LifeTime 2055 Fund	0.96%	0.83%	0.65%	0.46%	0.34%	02/28/2011

In addition, Principal has contractually agreed to limit certain of the Funds’ management fees. The expense limit will reduce the Fund’s Management Fees by the amounts listed below:

Fund	Waiver	Expiration
International Fund I	0.03%	02/28/2011
International Value Fund I	0.03%	02/28/2011
LargeCap Blend Fund I	0.01%	02/28/2011
LargeCap Blend Fund II	0.02%	02/28/2011
Large Cap Growth Fund I	0.02%	02/28/2011
LargeCap Growth Fund II	0.01%	02/28/2011
LargeCap Value Fund I	0.01%	02/28/2011
LargeCap Value Fund III	0.01%	02/28/2011
MidCap Growth Fund III	0.02%	02/28/2011
MidCap Value Fund I	0.02%	02/28/2011
SmallCap Growth Fund I	0.02%	02/28/2011
SmallCap Growth Fund II	0.02%	02/28/2011
SmallCap Value Fund I	0.02%	02/28/2011
SmallCap Value Fund II	0.02%	02/28/2011

Principal has contractually agreed to reduce the expenses attributable to Class A and Class B shares of MidCap Blend
Fund by 0.01% and 0.05%, respectively. The expense limit will expire on February 28, 2011.

Fees paid for investment management services during the periods indicated were as follows:

Management Fees for Periods Ended October 31
(amounts in thousands)
Fund	2009	2008	2007

Bond & Mortgage Securities Fund	$11,244	$14,022	$11,828
California Municipal Fund	1,538	1,902	1,934
Core Plus Bond Fund I	6,085	24(1)
Disciplined LargeCap Blend Fund	11,380	17,493	17,159
Diversified International Fund	11,206	18,330	17,026
Equity Income Fund	9,669	17,555	22,206
Global Diversified income Fund	427
Global Real Estate Securities Fund	42	60	4(2)
Government & High Quality Bond Fund	6,075	7,641	8,378
High Quality Intermediate-Term Bond Fund	229	568	643
High Yield Fund	10,752	8,346	7,857
High Yield Fund I	5,072	4,456	1,155
Income Fund	4,718	5,811	6,033
Inflation Protection Fund	1,590	1,979	1,355
International Emerging Markets Fund	11,016	15,148	10,244
International Fund I	12,881	19,577	16,318
International Growth Fund	11,995	21,118	17,585
International Value Fund I	7,123	233(1)
LargeCap Blend Fund I	3,286	3,821	3,051
LargeCap Blend Fund II	4,585	6,889	7,589
LargeCap Growth Fund	12,786	20,057	19,226
LargeCap Growth Fund I	9,741	12,178	11,086
LargeCap Growth Fund II	12,829	13,682	7,650
LargeCap S&P 500 Index Fund	1,166	1,574	1,588

Management Fees for Periods Ended October 31
(amounts in thousands)
Fund	2009	2008	2007

LargeCap Value Fund	2,952	3,508	3,539
LargeCap Value Fund I	7,943	8,507	6,816
LargeCap Value Fund III	13,316	17,054	20,707
MidCap Blend Fund	3,827	5,317	5,662
MidCap Growth Fund	418	335	227
MidCap Growth Fund III	8,617	7,315	5,769
MidCap S&P 400 Index Fund	286	331	311
MidCap Value Fund I	8,492	8,824	9,572
MidCap Value Fund III	487	780	981
Money Market Fund	10,398	10,671	7,761
Preferred Securities Fund	12,226	9,446	4,970
Principal Capital Appreciation Fund	4,682	7,221	8,844
Principal LifeTime 2010 Fund	1,241	2,190	1,757
Principal LifeTime 2015 Fund	153	21(3)
Principal LifeTime 2020 Fund	2,847	4,497	3,388
Principal LifeTime 2025 Fund	155	25(3)
Principal LifeTime 2030 Fund	2,470	3,905	2,855
Principal LifeTime 2035 Fund	93	14(3)
Principal LifeTime 2040 Fund	1,348	2,007	1,385
Principal LifeTime 2045 Fund	35	4(3)
Principal LifeTime 2050 Fund	549	825	592
Principal LifeTime 2055 Fund	4	1(3)
Principal LifeTime Strategic Income Fund	430	706	614
Real Estate Securities Fund	9,354	12,346	13,650
SAM Balanced Portfolio	9,988	13,693	14,834
SAM Conservative Balanced Portfolio	2,064	2,067	2,020
SAM Conservative Growth Portfolio	7,428	10,951	12,204
SAM Flexible Income Portfolio	2,476	2,561	2,560
SAM Strategic Growth Portfolio	4,599	6,816	7,575
Short-Term Bond Fund	567	1,050	1,015
Short-Term Income Fund	1,518	2,185	1,104
SmallCap Blend Fund	1,255	2,097	2,637
SmallCap Growth Fund	1,554	2,441	2,801
SmallCap Growth Fund I	2,675	1,932	1,692
SmallCap Growth Fund II	3,215	5,478	6,638
SmallCap S&P 600 Index Fund	537	710	656
SmallCap Value Fund	2,869	3,771	3,802
SmallCap Value Fund I	2,725	4,040	4,891
SmallCap Value Fund II	2,105	2,714	4,007
Tax-Exempt Bond Fund	1,221	1,415	1,465

(1) Period from September 30, 2008 (date operations commenced) through October 31, 2008.
(2) Period from October 1, 2007 (date operations commenced) through October 31, 2007.
(3) Period from February 29, 2008 (date operations commenced) through October 31, 2008.

Sub-Advisory Agreements for the Funds
Funds for which Columbus Circle Investors (“CCI”) serves as Sub-Advisor. CCI is Sub-Advisor for each Fund identified in the table below. Principal pays CCI a fee, paid monthly, at an annual rate as shown below.

In calculating the fee for funds included in the table below, assets of any unregistered separate account of Principal
Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which CCI provides investment advisory services and which have the same investment mandate (e.g., large cap growth) as the fund for which the fee is calculated, will be combined with the assets of the fund to arrive at net assets.

					Net Asset Value of Fund
		First	Next	Next	Next	Next	Next	Next	Next	Over
Fund		$50 million	$50 million	$100 million	$200 million	$350 million	$750 million	$500 million	$2.5 billion	$4.5 billion
LargeCap Growth		0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%	0.2448%	0.1664%

						Net Asset Value of Fund
				First	Next	Next		Next	Over
	Fund			$25 million	$75 million	$100 million		$100 million	$300 million
MidCap Growth				0.3916%	0.3133%	0.2643%		0.2252%	0.3427%

								Net Asset Value of Fund
Fund									All Assets
SmallCap Growth I									0.50%

Funds for which Edge Asset Management, Inc. ("Edge") serves as Sub-Advisor. Edge is Sub-Advisor for each
Fund identified below in Tables A, B, and C. Principal pays Edge a fee, computed and paid monthly, at an annual rate as shown below.

In calculating the fee for a fund included in Table A, assets of all other funds included in Table A as well as assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by
Principal Life Insurance Company to which Edge or PGI provides investment advisory services and which invests primarily in fixed-income securities (except money market separate accounts or investment companies), will be combined with the assets of the fund to arrive at net assets.

In calculating the fee for a fund included in Table B, assets of any unregistered separate account of Principal Life
Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Edge or
PGI provides investment advisory services and which have the same investment mandate (e.g., High Yield) as the fund for which the fee is calculated, will be combined with the assets of the fund to arrive at net assets.

				Table A
			Net Asset Value of Fund
		First	Next	Next	Over
		$5 billion	$1 billion	$4 billion	$10 billion
Government & High Quality Bond, Income, and
Short-Term Income		0.1126%	0.0979%	0.0930%	0.0881%

				Table B
			Net Asset Value of Fund
	First	Next	Next	Next	Next	Next	Over
Fund	$50 million	$50 million	$100 million	$200 million	$350 million	$750 million	$1.5 billion
Equity Income	0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%

	First	Next	Next	Next	Next	Next	Over
Fund	$25 million	$75 million	$100 million	$300 million	$500 million	$500 million	$1.5 billion
Principal Capital
Appreciation	0.3916%	0.3133%	0.2643%	0.2252%	0.1762%	0.1273%	0.0783%

				Table C
Fund			Sub-Advisor Fee as a % of Net Assets
High Yield				0.2643%
SAM Balanced Portfolio				0.0416
SAM Conservative Balanced Portfolio				0.0416
SAM Conservative Growth Portfolio				0.0416
SAM Flexible Income Portfolio				0.0416
SAM Strategic Growth Portfolio				0.0416

Funds for which Principal Global Investors, LLC (“PGI”) serves as Sub-Advisor. PGI is Sub-Advisor for each
Fund identified below in Tables A, B, C, and D. Principal pays PGI a fee, computed and paid monthly, at an annual rate as shown below.

To calculate the fee for a Fund in Table A, assets of the Fund, along with the assets of all other Funds in Table A, are combined with any:
• Principal Life unregistered separate account sub-advised by PGI with assets invested primarily in fixed-income securities (except money market separate accounts),
• Principal Life sponsored mutual fund sub-advised by PGI with assets invested primarily in fixed-income securities
(except money market mutual funds), and
• assets of the Principal Variable Contracts Funds, Inc. - Balanced Account.

To calculate the fee for a Fund in Table B and Table D, the assets of the Fund are combined with assets sub-advised by PGI with the same investment mandate (e.g., midcap value) in

a) Principal Life unregistered separate account sub-advised by PGI and

b) Principal Life sponsored mutual fund sub-advised by PGI.

				Table A
			Net Asset Value of Fund
		First	Next	Next	Over
		$5 billion	$1 billion	$4 billion	$10 billion
Bond & Mortgage Securities, High Quality
Intermediate-Term Bond, and Short-Term Bond 0.1126%			0.0979%	0.0930%	0.0881%

				Table B
			Net Asset Value of Fund
	First	Next	Next	Next	Next	Next	Over
Fund	$50 million	$50 million	$100 million	$200 million	$350 million	$750 million	$1.5 billion
Disciplined LargeCap Blend
and LargeCap Value	0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%
Diversified International and
International Growth	0.3427	0.2741	0.1958	0.1566	0.1175	0.0979	0.0783

	First	Next	Next	Next	Next	Next	Over
Fund	$25 million	$75 million	$100 million	$300 million	$500 million	$500 million	$1.5 billion
MidCap Blend and
MidCap Value III	0.3916%	0.3133%	0.2643%	0.2252%	0.1762%	0.1273%	0.0783%
SmallCap Blend,
SmallCap Growth and
SmallCap Value	0.4699	0.3524	0.2643	0.2448	0.2154	0.1762	0.1175

						Table C
Fund					Sub-Advisor Fee as a % of Net Assets
International Emerging Markets						0.4895%
LargeCap S&P 500 Index						0.0147
MidCap S&P 400 Index						0.0147
Money Market						0.0734
Principal LifeTime 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055 and Strategic Income						0.0300
SmallCap S&P 600 Index						0.0147

		Table D
		Net Asset Value of
	Specified Portion of the
	Global Diversified Income Fund
		Next
Portion of the	First $500	$500	Over $1
Global Diversified Income Fund	Million	Million	Billion
Global Value Equity	0.34%	0.27%	0.20%

		Sub-Advisor Fee
		as a Percentage of Net Assets
Emerging Market Debt			0.50%

Funds for which Principal Real Estate Investors, LLC (“Principal-REI”) serves as Sub-Advisor. Principal-REI is
Sub-Advisor for each Fund identified below in the table below. Principal pays Principal-REI a fee, paid monthly, at an annual rate as shown below.

In calculating the fee for funds included in the table below, assets of any unregistered separate account of Principal
Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which
Principal-REI provides investment advisory services and which have the same investment mandate (e.g., global real estate) as the fund for which the fee is calculated, will be combined with the assets of the fund to arrive at net assets.

	Net Asset Value of Fund
	First	Next	Over
Fund	$1 billion	$500 million	$1.5 billion
Global Real Estate Securities and Global Diversified Income (global real estate portion)	0.54%	0.48%	0.44%
Real Estate Securities	0.4895	0.4405	0.3916

Funds for which Spectrum Asset Management, Inc. (“Spectrum”) serves as Sub-Advisor. Spectrum is Sub-
Advisor for each Fund identified in the table below. Principal pays Spectrum a fee, paid monthly, at an annual rate as shown below.

In calculating the fee for funds included in the table below, assets of any unregistered separate account of Principal
Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which
Spectrum provides investment advisory services and which have the same investment mandate (e.g., preferred securities) as the fund for which the fee is calculated, will be combined with the assets of the fund to arrive at net assets.

	Net Asset Value of Fund
	First	Next	Over
Fund	$100 million	$150 million	$250 million
Preferred Securities and Global Diversified Income (preferred securities portion)	0.3427%	0.2937%	0.1958%

All other Funds
In calculating the fee for each Fund, each Sub-Advisor, except J.P. Morgan and Neuberger Berman Fixed Income,
LLC, has agreed that, assets of any existing registered investment company sponsored by Principal Life Insurance
Company to which the Sub-Advisor provides investment advisory services and which have the same investment mandate as the Fund for which the fee is being calculated, will be combined (together, the "Aggregated Assets"). The fee charged for the assets in a Fund shall be determined by calculating a fee on the value of the Aggregated Assets using the fee schedules described in the tables below and multiplying the aggregate fee by a fraction, the numerator of which is the amount of assets in the Fund and the denominator of which is the amount of the Aggregated Assets.

	Net Asset Value of Fund
	First $1.2	Over $1.2
Fund	billion	billion
California Municipal (Van Kampen)*	0.15%	0.125%
* Breakpoints are based on aggregate net assets of the California Municipal Fund.

			Net Asset Value of Fund
			First $1	Over
Fund			billion	$1 billion*
Core Plus Bond I (PIMCO)			0.250%	0.225%
* During any period when the Fund’s Average Daily Net Assets are below $3 billion, Sub-Advisor’s fee as a percentage of average daily net assets shall be 0.25% on all assets.

			Net Asset
			Value
			of Fund
Fund			All Assets
Global Diversified Income (high yield portion) (Guggenheim)			0.30%

		Net Asset Value of Fund
				Assets of
	First	Next	Next	$75 million
Fund	$25 million	$25 million	$25 million	or more
Global Diversified Income (MLP portion) (Tortoise)*	1.00%	0.85%	0.75%	0.75%
* During any period when the portion of the Fund’s Average Daily Net Assets managed by Tortoise equals or exceeds $75 million, Tortoise’s fee as a percentage of average daily net assets shall be 0.75% on all assets.

			Net Asset
			Value
Fund			of Fund
Fund			All Assets
High Yield I (J.P. Morgan and Neuberger Berman Fixed Income)			0.30%
			Net Asset
			Value
			of Fund
Fund			All Assets
Inflation Protection (BlackRock)			0.08%
		Net Asset Value of Fund
		First	Next	Over
Fund		$200 million	$450 million	$650 million
International I (Pyramis)		0.45%	0.40%	0.35%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

		Net Asset Value of Fund
		First	Next	Over
		$150	$150	$300
Fund		million	million	million
International I (Schroder, Inc.)		0.45%	0.40%	0.35%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

			Net Asset Value of Fund
			First	Over
Fund			$200 million	$200 million
International Value I (AXA Rosenberg)			0.535%	0.3325%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

			Net Asset Value of Fund
			First	Over
Fund			$350 million	$350 million
International Value I (Causeway)			0.45%	0.35%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

					Net Asset Value of Fund
				First	Next	Over
Fund				$500 million	$1 billion	$1.5 billion
LargeCap Blend I (GSAM)				0.15%	0.12%	0.10%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

				Net Asset Value of Fund
				First	Next	Over
Fund				$250 million	$250 million	$500 million
LargeCap Blend II (ClearBridge)				0.25%	0.20%	0.15%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

			Net Asset Value of Fund
	First	Next		Next	Next	Over
Fund	$50 million	$200 million	$350 million	$400 million		$1 billion
LargeCap Blend II (T. Rowe)	0.40%	0.35%		0.30%	0.275%	0.275% on all assets
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

				Net Asset Value of Fund
				First	Next	Over
Fund				$100 million	$100 million	$200 million
LargeCap Growth I (Brown)				0.30%	0.25%	0.20%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

				Net Asset Value of Fund
		First		Next	Next	Over
Fund		$250 million	$250 million	$500 million		$1 billion
LargeCap Growth I (T. Rowe)		0.400%		0.375%	0.350%	0.350% on all assets
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.
				Net Asset Value of Fund
			First	Next	Next	Over
Fund		$50 million		$200 million	$500 million	$750 million
LargeCap Growth II (American Century)			0.45%	0.40%	0.35%	0.30%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

					Net Asset Value of Fund
					First	Over
Fund					$500 million	$500 million
LargeCap Growth II (M&C)					0.25%	0.20%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

					Net Asset Value of Fund
					First	Over
Fund					$500 million	$500 million
LargeCap Value I (TS&W)					0.20%	0.15%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

				Net Asset Value of Fund
				First	Next	Over
Fund				$200 million	$300 million	$500 million
LargeCap Value I (UBS)				0.25%	0.20%	0.18%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

				Net Asset Value of Fund
				First $300	Above $300
Fund				million	million
LargeCap Value III (Alliance Bernstein)				0.230%	0.200%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

			Net Asset Value of Fund
			First	Next	Over
Fund			$200 million	$800 million	$1 billion
LargeCap Value III (Westwood)			0.30%	0.20%	0.18%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

			Net Asset Value of Fund
		First	Next	Next	Over
Fund		$100 million	$400 million	$250 million	$750 million
MidCap Growth III (Jacobs Levy)		0.65%	0.50%	0.45%	0.40%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

				Net Asset Value of Fund
				First	Over
Fund				$50 million	$50 million
MidCap Growth III (Mellon Capital)				0.40%	0.35%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

				Net Asset Value of Fund
				First	Over
Fund				$600 million	$600 million
MidCap Growth III (Turner)				0.50%	0.40%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

				Net Asset Value of Fund
				First	Over
Fund				$350 million	$350 million
MidCap Value I (GSAM)				0.46%	0.40%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

					Net Asset
					Value
					of Fund
Fund					All Assets
MidCap Value I (LA Capital)					0.30%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

			Net Asset Value of Fund
	First	Next	Next	Next	Over
Fund	$10 million	$15 million	$25 million	$50 million	$100 million
MidCap Value III (BHMS)	0.80%	0.60%	0.50%	0.40%	0.35%

			Net Asset Value of Fund
			First	Next	Over
Fund			$25 million	$75 million	$100 million
SmallCap Growth I (AllianceBernstein)			0.65%	0.60%	0.55%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

					Net Asset
					Value
					of Fund
Fund					All Assets
SmallCap Growth I (CCI)					0.50%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

				Net Asset Value of Fund
				First	Over
Fund				$200 million	$200 million
SmallCap Growth II (Emerald)				0.50%	0.45%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

			Net Asset Value of Fund
		First	Next	Next	Over
Fund		$50 million	$50 million	$50 million	$150 million
SmallCap Growth II (Essex)		0.70%	0.60%	0.55%	0.50%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

				Net Asset Value of Fund
				First	Above
Fund				$300 million	$300 million
SmallCap Value I (J.P. Morgan)				0.450%	0.350%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

			Net Asset Value of Fund
			First	Next	Above
Fund			$100 million	$200 million	$300 million
SmallCap Value I (Mellon Capital)			0.450%	0.400%	0.350%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

					Net Asset
					Value
					of Fund
Fund					All Assets
SmallCap Value II (DFA)					0.50%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

			Net Asset Value of Fund
			First	Next	Over
Fund			$100 million	$200 million	$300 million
SmallCap Value II (LA Capital)			0.50%	0.45%	0.35%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

			Net Asset Value of Fund
			First	Next	Over
Fund			$100 million	$200 million	$300 million
SmallCap Value II (Vaughan Nelson)			0.50%	0.45%	0.35%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

Net Asset Value of Fund
	First $1.2	Over $1.2
Fund	billion	billion
Tax-Exempt Bond (Van Kampen)*	0.15%	0.125%
* Breakpoints are based on aggregate net assets of the Tax-Exempt Bond Fund.

Fees paid for Sub-Advisory services during the periods indicated were as follows:

	Sub-Advisor Fees For Periods Ended October 31,
Fund	2009	2008	2007
Bond & Mortgage Securities	$2,212,533	$2,698,501	$2,243,427
California Municipal	461,351	570,868	503,860
Core Plus Bond I	2,613,781
Disciplined LargeCap Blend	2,302,495	3,153,892	3,169,765
Diversified International	1,078,095	1,683,833	1,744,168
Equity Income	1,696,688	2,771,719	2,825,866
Global Diversified Income	205,717
Global Real Estate Securities	24,076	36,684	(1)
Government & High Quality Bond	1,179,327	1,518,276	1,377,847
High Quality Intermediate-Term Bond	60,033	145,356	158,087
High Yield	5,373,875	4,293,003	3,408,967
High Yield I	2,369,290	852,908	555,851
Income	959,661	1,154,646	1,004,892
Inflation Protection	418,865	487,461	316,894
International I	3,937,722	6,864,772	5,796,480
International Emerging Markets	4,379,808	6,535,791	4,008,981
International Growth	1,151,980	1,967,701	1,549,305
International Value I	2,170,248
LargeCap Blend I	903,976	1,029,142	781,127
LargeCap Blend II	1,618,565	2,372,669	2,651,645
LargeCap Growth	3,178,902	6,205,992	5,888,172
LargeCap Growth I	3,808,580	5,568,198	5,066,668
LargeCap Growth II	4,022,417	4,902,893	2,822,564
LargeCap S&P 500 Index	112,600	158,107	153,541
LargeCap Value	592,664	632,838	690,359
LargeCap Value I	1,836,190	2,511,238	1,872,728
LargeCap Value III	3,232,466	4,259,632	5,617,500
MidCap Blend	990,972	1,183,046	1,181,808
MidCap Growth	178,812	146,060	102,304
MidCap Growth III	3,703,889	3,483,000	2,894,405
MidCap S&P 400 Index	27,302	33,195	29,910
MidCap Value I	2,863,979	3,531,325	3,767,500
MidCap Value III	210,129	294,459	374,773
Money Market	1,422,319	1,791,204	1,517,891
Preferred Securities	3,493,312	2,797,767	1,727,692
Principal Capital Appreciation	1,437,843	2,014,670	1,820,238
Principal LifeTime 2010	520,303	753,575	582,168
Principal LifeTime 2015	56,942	5,962(2)
Principal LifeTime 2020	1,205,654	1,573,603	1,118,698
Principal LifeTime 2025	57,678	7,232(2)
Principal LifeTime 2030	1,048,129	1,354,400	941,217
Principal LifeTime 2035	34,720	3,870(2)
Principal LifeTime 2040	574,085	691,603	455,053
Principal LifeTime 2045	13,116	965(2)
Principal LifeTime 2050	233,921	284,759	195,473
Principal LifeTime 2055	1,589	203(2)
Principal LifeTime Strategic Income	179,022	240,306	205,251
Real Estate Securities	5,230,555	7,064,848	7,658,199
SAM Balanced Portfolio	1,174,586	1,835,589	1,648,053
SAM Conservative Balanced Portfolio	240,482	273,541	224,425
SAM Conservative Growth Portfolio	873,358	1,476,237	1,357,266
SAM Flexible Income Portfolio	289,450	338,251	282,634
SAM Strategic Growth Portfolio	540,080	921,657	843,342
Short-Term Bond	146,040	261,248	247,960
Short-Term Income	316,651	455,572	185,007
SmallCap Blend	406,815	597,581	652,882
SmallCap Growth	593,228	896,657	1,034,941
SmallCap Growth I	808,736	1,027,590	908,926
SmallCap Growth II	1,624,472	3,003,740	3,586,060
SmallCap S&P 600 Index	51,990	71,157	63,344
SmallCap Value	1,013,077	1,302,842	1,283,309
SmallCap Value I	1,081,221	1,870,585	2,280,811

	Sub-Advisor Fees For Periods Ended October 31,
Fund	2009	2008	2007
SmallCap Value II	925,833	1,353,958	2,002,750
Tax Exempt Bond	364,571	424,358	389,585
(1) Period from October 1, 2007 (date operations commenced) through October 31, 2007.
(2) Period from February 29, 2008 (date operations commenced) through October 31, 2008.

	Underwriting Fees for Periods Ended October 31,
	(amounts in thousands)
	2009	2008	2007
Bond & Mortgage Securities Fund	$ 140	$ 255	$ 436
California Municipal Fund	108	162	119
Disciplined LargeCap Blend Fund	113	200	207
Diversified International Fund	332	795	1,061
Equity Income Fund	670	1,695	1,449
Global Diversified Income Fund	13
Global Real Estate Securities Fund	15	16	1
Government & High Quality Bond Fund	294	51	13
High Quality Intermediate-Term Bond Fund	5	6	8
High Yield Fund	963	549	336
Income Fund	218	212	77
Inflation Protection Fund	25	31	24
International Emerging Markets Fund	240	596	645
International Growth Fund	12	31	23
LargeCap Blend Fund I	106	173	252
LargeCap Blend Fund II	87	221	447
LargeCap Growth Fund	286	528	546
LargeCap Growth Fund I	104	143	199
LargeCap Growth Fund II	16	16	20
LargeCap S&P 500 Index Fund	77	133	153
LargeCap Value Fund	165	295	429
LargeCap Value Fund III	78	189	330
MidCap Blend Fund	455	705	989
MidCap Growth Fund	4	6	10
MidCap Growth Fund III	81	137	165
MidCap S&P 400 Index Fund	3	7	8
MidCap Value Fund I	11
MidCap Value Fund III	3	12	20
Money Market Fund	833	639	191
Preferred Securities Fund	1,017	333	101
Principal Capital Appreciation Fund	294	550	273
Principal LifeTime 2010 Fund	104	270	366
Principal LifeTime 2020 Fund	336	711	846
Principal LifeTime 2030 Fund	368	723	796
Principal LifeTime 2040 Fund	264	521	565
Principal LifeTime 2050 Fund	134	224	261
Principal Lifetime Strategic Income Fund	28	64	152
Real Estate Securities Fund	131	306	683
SAM Balanced Portfolio	2,619	4,143	1,756
SAM Conservative Balanced Portfolio	693	872	238
SAM Conservative Growth Portfolio	1,945	2,929	1,227
SAM Flexible Income Portfolio	673	1,167	207
SAM Strategic Growth Portfolio	1,349	2,163	1,500
Short-Term Bond Fund	39	65	111
Short-Term Income Fund	225	22	8
SmallCap Blend Fund	96	170	354
SmallCap Growth Fund	32	63	51
SmallCap Growth Fund I	1	1	3
SmallCap Growth Fund II	49	70	132
SmallCap S&P 600 Index Fund	13	19	19
SmallCap Value Fund	46	101	187
Tax-Exempt Bond Fund	120	127	117

Custodian
The custodian of the portfolio securities and cash assets of the Funds is Bank of New York Mellon, One Wall Street,
New York, NY 10286. The custodian performs no managerial or policy-making functions for the Funds.

MULTIPLE CLASS STRUCTURE

The Board of Directors has adopted a multiple class plan (the Multiple Class Plan) pursuant to SEC Rule 18f-3. The share classes that are offered by each Fund are identified in the chart included under the heading "Fund History." The share classes offered under the plan include: Institutional Class, R-1 Class, R-2 Class, R-3 Class, R-4 Class, R-5
Class, Class J, Class A, Class B, and Class C.

Class A shares are generally sold with a sales charge that is a variable percentage based on the amount of the purchase, as described in the prospectus. Certain redemptions of Class A shares within 12 months of purchase may be subject to a contingent deferred sales charge (“CDSC”), as described in the prospectus.

Class B shares are not subject to a sales charge at the time of purchase but are subject to a CDSC on shares redeemed within five full years of purchase, as described in the prospectus. Effective March 1, 2010, Class B shares of the Funds will no longer be available for purchase, except through exchanges and dividend reinvestments as described in the section of the ABC prospectus called “Choosing a Share Class - Class B Shares.”

The Class B share CDSC on shares purchased on or before January 12, 2007, if any, is determined by multiplying the lesser of the market value at the time of redemption or the initial purchase price of the shares sold by the appropriate percentage from the table below (for shares issued in connection with the WM Reorganization, the CDSC is determined by multiplying the initial purchase price by the appropriate percentage):

		Accounts Included in
		Certain Sponsored Plans
Years Since Purchase	CDSC as a % of	Established After 02/01/1998
Payments Made	Dollar Amount	and Before 03/01/2002
2 years or less	4.00%	3.00%
more than 2 years, up to 4 years	3.00	2.00
more than 4 years, up to 5 years	2.00	1.00
more than 5 years, up to 6 years	1.00	None
more than 6 years	None	None

Class C shares are not subject to a sales charge at the time of purchase but are subject to a 1% CDSC on shares redeemed within 12 months of purchase, as described in the prospectus.

The Class J shares are sold without any front-end sales charge. A CDSC of 1% is imposed if Class J shares are redeemed within 18 months of purchase, as described in the prospectus.

Contingent deferred sales charges for Class A, B, C, and J shares are waived on:
• shares redeemed that were purchased pursuant to the Small Amount Force Out ("SAFO") program;
• shares redeemed within 90 days after an account is re-registered due to a shareholder's death;
• shares redeemed due to the shareholder's post-purchase disability, as defined in the Internal Revenue Code of
1986, as amended;
• shares redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;
• shares redeemed to pay retirement plan fees;
• shares redeemed involuntarily from small balance accounts (values of less than $1,000);
• shares redeemed through a periodic withdrawal plan in an amount of up to 1.00% per month (measured cumulatively with respect to non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the periodic withdrawal plan is established;
• shares redeemed from a retirement plan to assure the plan complies with Sections 401(k), 401(m), 408(k) and 415 of the Internal Revenue Code; or
• shares redeemed from retirement plans qualified under Section 401(a) of the Internal Revenue Code due to the plan participant's death, disability, retirement, or separation from service after attaining age 55.

The R-1, R-2, R-3, R-4, R-5, and Institutional Classes are available without any front-end sales charge or contingent deferred sales charge. The R-1, R-2, R-3, R-4, and R-5 Classes are available through employer-sponsored retirement plans. Such plans may impose fees in addition to those charged by the Funds. The R-1, R-2, R-3, R-4, and R-5 share classes are subject to asset based charges (described below).

Principal receives a fee for providing investment advisory and certain corporate administrative services under the terms of the Management Agreement. In addition to the management fee, the Fund's R-1, R-2, R-3, R-4, and R-5
Class shares pay Principal a service fee and an administrative services fee under the terms of a Service Agreement and an Administrative Services Agreement.

Service Agreement (R-1, R-2, R-3, R-4, and R-5 Classes only)
The Service Agreement provides for Principal to provide certain personal services to shareholders (plan sponsors)
and beneficial owners (plan members) of those classes. These personal services include:
• responding to plan sponsor and plan member inquiries;
• providing information regarding plan sponsor and plan member investments; and
• providing other similar personal services or services related to the maintenance of shareholder accounts as contemplated by Financial Industry Regulatory Authority (FINRA) Rule 2830 (or any successor thereto).

As compensation for these services, the Fund will pay Principal service fees equal to 0.25% of the average daily net assets attributable to each of the R-1 and R-2 classes, 0.17% of the average daily net assets of the R-3 Class, and
0.15% of the average daily net assets attributable to each of the R-4 and R-5 Classes. The service fees are calculated and accrued daily and paid monthly to Principal (or at such other intervals as the Fund and Principal may agree).

Administrative Service Agreement (R-1, R-2, R-3, R-4, and R-5 Classes only)
The Administrative Service Agreement provides for Principal to provide services to beneficial owners of Fund shares.
Such services include:
• receiving, aggregating, and processing purchase, exchange, and redemption requests from plan shareholders;
• providing plan shareholders with a service that invests the assets of their accounts in shares pursuant to pre-
authorized instructions submitted by plan members;
• processing dividend payments from the Funds on behalf of plan shareholders and changing shareholder account designations;
• acting as shareholder of record and nominee for plans;
• maintaining account records for shareholders and/or other beneficial owners;
• providing notification to plan shareholders of transactions affecting their accounts;
• forwarding prospectuses, financial reports, tax information and other communications from the Fund to beneficial owners;
• distributing, receiving, tabulating and transmitting proxy ballots of plan shareholders; and
• other similar administrative services.

As compensation for these services, the Fund will pay Principal service fees equal to 0.28% of the average daily net assets attributable to the R-1 Class, 0.20% of the average daily net assets of the R-2 Class, 0.15% of the average daily net assets of the R-3 Class, 0.13% of the average daily net assets of the R-4 Class and 0.11% of the average daily net assets of the R-5 Class. The service fees are calculated and accrued daily and paid monthly to Principal (or at such other intervals as the Fund and Principal may agree).

Principal will generally, at its discretion appoint (and may at any time remove), other parties, including companies affiliated with Principal, as its agent to carry out the provisions of the Service Agreement and/or the Administrative
Service Agreement. However, the appointment of an agent shall not relieve Principal of any of its responsibilities or liabilities under those Agreements. Any fees paid to agents under these Agreements shall be the sole responsibility of
Principal.

Rule 12b-1 Fees / Distribution Plans and Agreements
The Distributor for the Funds is Principal Funds Distributor, Inc. (“PFD”).

The address for Principal Funds Distributor, Inc. is as follows:
1100 Investment Boulevard
El Dorado Hills, CA 95762-5710

In addition to the management and service fees, certain of the Fund's share classes are subject to Distribution Plans and Agreements (described below) sometimes referred to as a Rule 12b-1 Plan. Rule 12b-1 permits a fund to pay expenses associated with the distribution of its shares and for providing services to shareholders in accordance with a plan adopted by the Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of
Directors and initial shareholders of the R-1, R-2, R-3, R-4, A, B, C, and J Classes of shares have approved and entered into a Distribution Plan and Agreement. The Fund believes the Distribution Plan and Agreement will be beneficial as it may position the Fund to build and/or retain assets which should, in turn, have a beneficial effect on total expense ratios and provide flexibility in the management of the Fund by reducing the need to liquidate portfolio securities to meet redemptions. The Fund also believes the Plan will encourage registered representatives to provide ongoing servicing to the shareholders.

In adopting the Plans, the Board of Directors (including a majority of directors who are not interested persons of the
Fund (as defined in the 1940 Act), hereafter referred to as the independent directors) determined that there was a reasonable likelihood that the Plan would benefit the Funds and the shareholders of the affected classes. Pursuant to
Rule 12b-1, information about revenues and expenses under the Plans is presented to the Board of Directors each quarter for its consideration in continuing the Plans. Continuance of the Plans must be approved by the Board of
Directors, including a majority of the independent directors, annually. The Plans may be amended by a vote of the
Board of Directors, including a majority of the independent directors, except that the Plans may not be amended to materially increase the amount spent for distribution without majority approval of the shareholders of the affected class. The Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.

Payments under the 12b-1 plans will not automatically terminate for funds or share classes that are closed to new investors or to additional purchases by existing shareholders. The Fund Board will determine whether to terminate, modify, or leave unchanged the 12b-1 plan at the time the board directs the implementation of the closure of the fund.

The Plans provide that each Fund makes payments to the Fund's Distributor from assets of each share class that has a Plan to compensate the Distributor and other selling dealers, various banks, broker-dealers and other financial intermediaries, for providing certain services to the Fund. Such services may include, but are not limited to:
• formulation and implementation of marketing and promotional activities;
• preparation, printing, and distribution of sales literature;
• preparation, printing, and distribution of prospectuses and the Fund reports to other than existing shareholders;
• obtaining such information with respect to marketing and promotional activities as the Distributor deems advisable;
• making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and
• providing training, marketing, and support with respect to the sale of shares.
The Fund pays the Distributor a fee after the end of each month at an annual rate as a percentage of the daily net asset value of the assets attributable to each share class as follows:

Maximum
Annualized
Share Class	12b-1 Fee
R-1	0.35%
R-2	0.30%
R-3	0.25%
Class A shares (except LargeCap S&P 500 Index, Money Market, Short-Term Bond, and Short-Term
Income Funds)(1)	0.25%
Class A shares of LargeCap S&P 500 Index, Short-Term Bond, and Short-Term Income Funds	0.15%
Class B shares(1)	1.00%
Class C shares(1)	1.00%
Class J shares (except Money Market Funds)(1)	0.45%
Class J shares of Money Market(1)	0.25%
R-4	0.10%
(1) The Distributor also receives the proceeds of any CDSC imposed on the redemption of Class A, B, C, or J shares.

The Distributor may remit on a continuous basis all of these sums (up to 0.25% for Class B shares) to its investment representatives and other financial intermediaries as a trail fee in recognition of their services and assistance.

Currently, the Distributor makes payments to dealers on accounts for which such dealer is designated dealer of record. Payments are based on the average net asset value of the accounts invested in Class A, Class B, Class C,
Class J, R-1 Class, R-2 Class, R-3 Class, or R-4 Class shares.
Under the Plans, the Funds have no legal obligation to pay any amount that exceeds the compensation limit. The
Funds do not pay, directly or indirectly, interest, carrying charges, or other financing costs in association with these
Plans. All fees paid under a Fund's Rule 12b-1 Plan are paid to the Distributor, which is entitled to retain such fees paid by the Fund without regard to the expenses which it incurs.
The Distributor has contractually agreed to limit its Distribution and/or Service Fees ("12b-1 fees") to the extent necessary to limit the total 12b-1 fees (expressed as a percent of average net assets on an annualized basis) to the following level for the following Funds ending on the disclosed date:

Fund	Class	12b-1 Fees	Date
Government & High Quality Bond	A	0.15%	April 30, 2010

The Funds made the following Distribution/12b-1 payments for the year ended October 31, 2009:

			(amounts in
			thousands)
Bond & Mortgage Securities Fund			$ 1,473
California Municipal Fund			1,211
Core Plus Bond Fund I			31
Disciplined LargeCap Blend Fund			723
Diversified International Fund			1,868
Equity Income Fund			3,987
Global Diversified Income Fund			7
Global Real Estate Securities Fund			16
Government & High Quality Bond Fund			1,453
High Quality Intermediate-Term Bond Fund			144
High Yield Fund			5,542
Income Fund			1,087
Inflation Protection Fund			68
International Emerging Markets Fund			1,156
International Fund I			82
International Growth Fund			235
LargeCap Blend Fund I			380
LargeCap Blend Fund II			710
LargeCap Growth Fund			1,424
LargeCap Growth Fund I			339
LargeCap Growth Fund II			144
LargeCap S&P 500 Index Fund			1,652
LargeCap Value Fund			634
LargeCap Value Fund I			41
LargeCap Value Fund III			643
MidCap Blend Fund			1,844
MidCap Growth Fund			110
MidCap Growth Fund III			333
MidCap S&P 400 Index Fund			274
MidCap Value Fund I			224
MidCap Value Fund III			304
Money Market Fund			5,806
Preferred Securities Fund			3,581
Principal Capital Appreciation Fund			1,765
Principal LifeTime 2010 Fund			1,292
Principal LifeTime 2015 Fund			85
Principal LifeTime 2020 Fund			2,998

(amounts in
thousands)
Principal LifeTime 2025 Fund	85
Principal LifeTime 2030 Fund	2,575
Principal LifeTime 2035 Fund	61
Principal LifeTime 2040 Fund	1,262
Principal LifeTime 2045 Fund	31
Principal LifeTime 2050 Fund	361
Principal LifeTime 2055 Fund	2
Principal LifeTime Strategic Income Fund	466
Real Estate Securities Fund	762
SAM Balanced Portfolio	15,928
SAM Conservative Balanced Portfolio	3,373
SAM Conservative Growth Portfolio	12,338
SAM Flexible Income Portfolio	4,057
SAM Strategic Growth Portfolio	7,617
Short-Term Bond Fund	311
Short-Term Income Fund	273
SmallCap Blend Fund	484
SmallCap Growth Fund	198
SmallCap Growth Fund I	51
SmallCap Growth Fund II	167
SmallCap S&P 600 Index Fund	424
SmallCap Value Fund	307
SmallCap Value Fund I	48
SmallCap Value Fund II	42
Tax-Exempt Bond Fund	729

Transfer Agency Agreement (Institutional Class, Class A, Class B, Class C, Class J, Class R-1, Class R-2, Class R-3,
Class R-4, and Class R-5 shares)
The Transfer Agency Agreement provides for Principal Shareholder Services, Inc. (“PSS”) (1100 Investment
Boulevard, El Dorado Hills, CA 95762-5710), a wholly owned subsidiary of Principal, to act as transfer and shareholder servicing agent for the Institutional Class, Class A, Class B, Class C, Class J, Class R-1, Class R-2, Class
R-3, Class R-4, and Class R-5 shares. The Fund pays PSS a fee for the services provided pursuant to the agreement in an amount equal to the costs incurred by PSS for providing such services. With respect to each of the share classes, the Fund will pay PSS a fee for the services provided pursuant to the Agreement in an amount equal to the costs incurred by Principal Shareholder Services for providing such services. The services include:
• issuance, transfer, conversion, cancellation, and registry of ownership of Fund shares, and maintenance of open account system;
• preparation and distribution of dividend and capital gain payments to shareholders;
• delivery, redemption and repurchase of shares, and remittances to shareholders;
• the tabulation of proxy ballots and the preparation and distribution to shareholders of notices, proxy statements and proxies, reports, confirmation of transactions, prospectuses and tax information;
• communication with shareholders concerning the above items; and
• use of its best efforts to qualify the Capital Stock of the Fund for sale in states and jurisdictions as directed by the
Fund.

PSS will pay operating expenses attributable to R-1, R-2, R-3, R-4, and R-5 share classes related to (a) the cost of meetings of shareholders and (b) the costs of initial and ongoing qualification of the capital stock of the Fund for sale in states and jurisdictions.

INTERMEDIARY COMPENSATION

Additional Payments to Intermediaries. In addition to, rather than in lieu of, payments for distribution-related expenses and for providing services to shareholders pursuant to 12b-1 plans, the transfer agent (PSS) or one of its affiliates may enter into agreements with intermediaries pursuant to which the intermediary will be paid for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. Intermediaries may include, among others,

broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. For Class R-1, R-2, R-3, R-4 and R-5 shares, such compensation is generally paid out of the Service Fees and Administrative Service Fees that are disclosed in the prospectus. Such compensation is generally based on the average asset value of fund shares for the relevant share class held by clients of the intermediary. Principal Life Insurance Company is one such intermediary that provides services to retirement plans, and it is typically paid some or all of the Service Fees and Administrative Service Fees pertaining to such plans.

The Fund will pay, or reimburse Principal or its affiliates, for such fees payable to intermediaries in connection with
Institutional Class shares. Although such payments by the Fund in any given year in connection with Institutional Class shares may vary, such payments by the Fund will generally not exceed 0.10% of the average net asset value of
Institutional Class shares held by clients of such intermediary.

In addition, Principal or its affiliates may pay compensation, from their own resources, to certain intermediaries that support the distribution or sale of shares of the Fund or provide services to Fund shareholders.

Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the
Distributor for maintaining retirement plan platforms that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

A number of factors may be considered in determining the amount of these additional payments, including each financial intermediary's Fund sales and assets, as well as the willingness and ability of the financial intermediary to give the Distributor access to its Financial Professionals for educational and marketing purposes. In some cases, intermediaries will include the Funds on a preferred list. The Distributor's goals include making the Financial
Professionals who interact with current and prospective investors and shareholders more knowledgeable about the
Funds so that they can provide suitable information and advice about the Funds and related investor services. The amounts paid to intermediaries vary by fund and by share class.

Expense Reimbursement
Additionally, the Distributor will, in some cases, provide payments to reimburse directly or indirectly the costs incurred by intermediaries and their associated Financial Professionals in connection with educational seminars and training and marketing efforts related to the Funds for the intermediaries' employees and representatives and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor will also, in some cases, provide payment or reimbursement for expenses associated with qualifying dealers' conferences, transactions (ticket) charges, and general marketing expenses.
Additional Information
Financial Professionals may receive some or all of the amounts paid to the intermediary with which he or she is associated. If one mutual fund sponsor pays more compensation than another, your Financial Professional and his or her intermediary may have an incentive to recommend one fund complex over another. Similarly, if your Financial
Professional or his or her intermediary receives more compensation for one fund or share class versus another, then they may have an incentive to recommend that fund or share class.

As of December 1, 2009, the Distributor anticipates that the firms that will receive additional payments as described in the Additional Payments to Intermediaries section above (other than Rule 12b-1 fees and Expense Reimbursement)
include, but are not necessarily limited to, the following:

Acsencus	MSCS Financial Services
ADP Retirement Services	New York State Deferred Compensation Plan
Alerus Retirement Solutions	Newport Retirement Plan Services
American Century Investments	National Financial Services
American General Life Insurance	Next Financial
Ameriprise	NFP Securities
Associated Financial Group	North Ridge Securities
Benefit Plan Administrators	Northwestern Mutual
Cadaret Grant	NRP Financial
Charles Schwab & Co.	NYLife Distributors LLC
Charles Schwab Trust Company	Pershing
Chase Investments Services Corp.	Plan Administrators, Inc.

Citigroup Global Markets	Principal Global Investors
Commonwealth Financial Network	Principal Life Insurance Company
CompuSys	Principal Trust Company
CPI	ProEquities
Daily Access Corporation	Prudential
Digital Retirement Solutions	Raymond James
Edward Jones	RBC Capital Markets
ePlan Services	RBC Dain Rauscher
Expert Plan	Reliance Trust Company
Farmers Financial	Robert W. Baird & Co.
Fidelity	Royal Alliance Associates, Inc.
Financial Data Services	SagePoint Financial, Inc.
Financial Network Investment Corp	Saxony Securities
First Allied Securities	Scottrade
First American Bank	Securian Financial Services
First Clearing	Securities America
Foothill Securities	SII Investments
FSC Securities	Southwest Securities
G.A. Reppie	Standard Retirement Services
Geneos Wealth Management	Stifel Nicolaus & Company
Genesis Employee Benefit	SunAmerica
GPC Securities, Inc.	T. Rowe Price Retirement Plan Services
Gunn Allen Financial	TD Ameritrade
GWFS Equities	Texas Pension Consultants
Howe Bames Investment	The Investment Center
ICMA-Retirement Corp.	Thrivent Financial
ING Financial Partners	Thrivent Investment Management
Investacorp	TransAm Securities
J.W. Cole Financial	Triad Advisors
James T. Borello & Co.	U.S. Wealth Advisors
Janney Montgomery Scott	UBS Financial Services
JP Morgan	Unison
Key Investments	Uvest Financial Services
Lincoln Financial	Vanguard Brokerage Services
Lincoln Investment Planning	VSR Financial Services
LPL	Wachovia
Mercer HR Services	Wedbush Morgan Securities
Merrill Lynch	Wells Fargo
MidAtlantic Capital	Wilmington Trust
Morgan Keegan	Workman Securities
Morgan Stanley	WRP Investments
Morgan Stanley Smith Barney

To obtain a current list of such firms, call 1-800-547-7754.

Please speak with your Financial Professional to learn more about the total amounts paid to your Financial
Professional and his or her intermediary by the Funds, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Financial
Professional at the time of purchase.

Your intermediary may charge fees and commissions, including processing fees, in addition to those described in this
SAI. The amount and applicability of any such fee is determined and disclosed separately by the intermediary. You should ask your Financial Professional for information about any fees and/or commissions that are charged.

Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor by the Fund's Sub-Advisors when selecting brokers to effect portfolio transactions.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage on Purchases and Sales of Securities
All orders for the purchase or sale of portfolio securities are placed on behalf of a Fund by Principal, or by the Fund's
Sub-Advisor or Sub-Sub-Advisor pursuant to the terms of the applicable sub-advisory agreement. In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of Principal and of each Fund's Sub-Advisor is to obtain the best overall terms. In pursuing this objective,
Principal or the Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that Principal or a Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when Principal or the Sub-Advisor believes that such commissions are reasonable in light of a) the size and difficulty of the transaction, b) the quality of the execution provided, and c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which Principal or the Sub-Advisor exercises investment discretion. The Board has also adopted a policy and procedure designed to prevent the Funds from compensating a broker/dealer for promoting or selling fund shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling fund shares. Therefore,
Principal or the Sub-Advisor may not compensate a broker/dealer for promoting or selling Fund shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling
Fund shares. Principal or a Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.)

Principal or a Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy, and performance of client accounts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions. Principal or a Sub-Advisor generally pays additional commission amounts for such research services. Statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and Principal or a Sub-Advisor may use it in servicing some or all of the accounts it manages. Principal and the Sub-Advisors allocated portfolio transactions for the Funds indicated in the following table to certain brokers for the year ended October 31, 2009 due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.

	Amount of
	Transactions because	Related
	of Research	Commissions
Fund	Services Provided	Paid
Disciplined LargeCap Blend	$6,198,800,110	$ 768,078
Diversified International	2,927,479,351	556,877
Equity Income	1,290,228,336	1,771,582
Global Diversified Income	98,804,401	9,446
Global Real Estate Securities	15,698,978	1,960
International Emerging Markets	2,609,223,953	615,756
International Growth	3,492,766,988	501,335
International Value I	189,756,767	276,656
LargeCap Blend II	166,454,151	32,853
LargeCap Growth	205,346,230	432,055
LargeCap Growth I	412,291,645	63,690
LargeCap Growth II	123,582,973(1)	102,921(1)
LargeCap S&P 500 Index	665,271,589	624
LargeCap Value	2,642,043,282	322,753
LargeCap Value I	671,433,300	939,488
LargeCap Value III	1,346,313,315	1,555,693
MidCap Blend	197,398,297	16,277
MidCap Growth	11,678,238	19,730
MidCap Growth III	312,323,423	287,420
MidCap S&P 400 Index	294,441,232	2,992
MidCap Value I	1,014,876,473(2)	1,431,616(2)
MidCap Value III	150,513,106	18,357
Principal Capital Appreciation	271,750,046	328,540
Real Estate Securities	1,505,467,637	341,761
SmallCap Blend	335,740,871	105,251
SmallCap Growth	399,312,149	121,839
SmallCap Growth I	322,331,941	520,143
SmallCap Growth II	400,566,248	974,481
SmallCap S&P 600 Index	512,786,435	3,429
SmallCap Value	735,496,612	167,300
SmallCap Value I	2,832,275	3,652
SmallCap Value II	182,976,128(3)	240,658(3)

(1)	Pursuant to internal allocation procedures, American Century regularly evaluates the brokerage and research services provided by each broker-
dealer that it uses. On a semi-annual basis, each member of American Century's portfolio management team rates the quality of research and brokerage services provided by each broker-dealer that provides execution services and research to American Century for its clients' accounts.
The resulting scores are used to rank these broker-dealers on a broker research list. In the event that American Century has determined that best execution for a particular transaction may be obtained by more than one broker-dealer, American Century may consider the relative positions of the broker-dealer on this list in determining the party through which to execute the transaction. Actual business received by any firm may be more or less than other broker-dealers with similar rank. Execution only brokers are used where deemed appropriate. American Century does not track, and therefore is unable to provide a breakdown of the amount of the transactions directed for research and payment of related commissions.
(2)	GSAM does not engage in classic third party soft dollar arrangements. GSAM may, however, select a broker that furnishes GSAM directly with proprietary research or other services which provide, in GSAM's view, appropriate assistance to GSAM in the investment decision-making process. Presently in the U.S. there is no standard methodology for GSAM to value proprietary research with any certainty as it is often bundled into the services received from a broker as part of the full service commission rate paid.
(3)	A portion of the commissions are for trade execution and the remainder is for research services. Some of the research services paid for were provided as an unbundled service by the brokers, so Vaughan Nelson is not able to break out exactly how much as paid for execution and how much was paid for the research.

Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of a Sub-
Advisor, or Principal, participates. These procedures prohibit a Fund from directly or indirectly benefiting a Sub-
Advisor affiliate or a Manager affiliate in connection with such underwritings. In addition, for underwritings where a
Sub-Advisor affiliate or a Manager participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings. The Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Directors of the
Fund will receive quarterly reports on these transactions.

The Board has approved procedures that permit a Fund to effect a purchase or sale transaction between the Fund and any other affiliated mutual fund or between the Fund and affiliated persons of the Fund under limited circumstances prescribed by SEC rules. Any such transaction must be effected without any payment other than a cash payment for the securities, for which a market quotation is readily available, at the current market price; no brokerage commission or fee (except for customary transfer fees), or other remuneration may be paid in connection with the transaction. The
Board receives quarterly reports of all such transactions.

The Board has also approved procedures that permit a Fund's Manager or Sub-Advisor to place portfolio trades with an affiliated broker under circumstances prescribed by SEC Rules 17e-1 and 17a-10. The procedures require that total commissions, fees, or other remuneration received or to be received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. The Board receives quarterly reports of all transactions completed pursuant to the Fund's procedures.

Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities.
Such transactions are usually conducted on a net basis with the Fund paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.

The Board has approved procedures whereby a Fund may participate in a commission recapture program.
Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a Fund.
It provides a way to gain control over the commission expenses incurred by a Fund's Manager and/or Sub-Advisor, which can be significant over time and thereby reduces expenses, improves cash flow and conserves assets. A Fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. The Funds (except the International Fund I) may participate in a program through a relationship with Frank Russell Securities, Inc. The International Fund I participates in the program offered by FMR and Fidelity
Management Trust Company. From time to time, the Board reviews whether participation in the recapture program is in the best interest of the Funds.

The following table shows the brokerage commissions paid during the periods indicated.

	Total Brokerage Commissions Paid
	for Periods Ended October 31
	2009	2008	2007
Bond & Mortgage Securities	$ 57,681	$ 43,480	$ 101,853
Core Plus Bond I	28,639	116
Disciplined LargeCap Blend	5,994,008	6,272,970	5,921,625
Diversified International	4,213,104	6,821,930	8,148,865
Equity Income	1,938,447	3,979,917	3,981,004(1)
Global Diversified Income	113,233
Global Real Estate Securities	21,624	20,158	3,223(2)
High Quality Intermediate-Term Bond	5,273	10,165	12,874
High Yield	22,885	69,979	149,481(1)
Income	2,749
International Emerging Markets	5,500,140	7,686,300	7,574,742
International I	2,533,866	4,164,027	3,271,294
International Growth	3,842,103	7,500,721	7,040,080
International Value I	704,858	110,343
LargeCap Blend I	126,730	74,311	261,454
LargeCap Blend II	735,117	888,686	794,366
LargeCap Growth	4,863,959	5,218,410	6,013,833
LargeCap Growth I	1,433,906	1,486,861	1,160,195
LargeCap Growth II	2,081,241	1,658,686	874,869
LargeCap S&P 500 Index	34,700	40,663	37,159
LargeCap Value	2,797,980	1,820,542	1,512,646
LargeCap Value I	2,423,360	1,230,134	459,149
LargeCap Value III	2,779,165	1,647,531	818,229
MidCap Blend	232,765	549,391	556,959
MIdCap Growth	392,898	174,970	101,305
MidCap Growth III	1,907,356	1,964,130	1,190,458
MidCap S&P 400 Index	48,463	31,005	27,737
MidCap Value I	2,129,583	1,346,034	1,271,402

	Total Brokerage Commissions Paid
	for Periods Ended October 31
	2009	2008	2007
MidCap Value III	259,472	248,217	291,903
Preferred Securities	925,372	1,036,803	423,720
Principal Capital Appreciation	455,916	450,049	682,780(1)
Real Estate Securities	2,598,649	1,335,971	1,908,852
Short-Term Bond	—	—	2,241
SmallCap Blend	842,197	625,765	584,734
SmallCap Growth	1,023,455	686,915	922,200
SmallCap Growth I	1,201,907	428,993	280,362
SmallCap Growth II	1,769,007	1,670,682	1,585,617
SmallCap S&P 600 Index	64,646	136,215	161,950
SmallCap Value	1,912,245	1,708,337	1,883,342
SmallCap Value I	683,135	548,620	710,273
SmallCap Value II	562,015	360,413	541,257
Tax Exempt Bond	—	—	6,341(1)

(1) Periods from January 16, 2007, date fund commenced operations after succeeding to the operations of another fund, through October 31, 2007.
(2) Period from October 1, 2007, date operations commenced, through October 31, 2007.

The primary reasons for changes in several Funds' brokerage commissions for the three years were changes in Fund size; changes in market conditions; and changes in money managers of certain Funds, which required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.

Brokerage Commissions	Sub-Advisor Employed by		Principal Variable
were Paid to the Following	Principal Funds, Inc. or	Principal Funds, Inc.	Contracts Funds, Inc.
Broker-Dealers who are	Principal Variable Contracts	Fund Advised	Account Advised
Affiliated with the Sub-Advisor	Funds, Inc.	by Sub-Advisor	by Sub-Advisor

B-Trade Services, LLC;	Mellon Capital Management	MidCap Growth III and SmallCap	MidCap Growth I and SmallCap
BNY Brokerage, Inc.;	Corporation	Value I	Value I
Mellon Financial Markets, LLC;
Pershing, LLC

BNP Paribas Securities Corp.;	AXA Rosenberg Investment	International Value I	N/A
Exane Inc.;	Management LLC
Sanford C. Bernstein & Co. LLC;
The Williams Capital Group, L.P.

BNP Paribas Securities Corp.;	AllianceBernstein L.P.	LargeCap Value III and SmallCap	LargeCap Value III
Exane Inc.;		Growth I
Sanford C. Bernstein & Co. LLC;
The Williams Capital Group, L.P.

BNP Paribas Securities Corp.;	Montag & Caldwell, Inc.	LargeCap Growth II	N/A
Exane Inc.;
Sanford C. Bernstein & Co. LLC;
The Williams Capital Group, L.P.

BTIG, LLC;	Goldman Sachs Asset Management	LargeCap Blend I and MidCap Value I	N/A
Goldman Sachs & Co.;	LP
Goldman Sachs Execution & Clearing, LP;
MF Global Ltd.

Bear Stearns Wealth Management	American Century Investment	LargeCap Growth II	N/A
(a JP Morgan Co);	Management, Inc.
JP Morgan Cazenove Limited;
JP Morgan Securities;
Joseph Morgan & Co.

Bear Stearns Wealth Management	J.P. Morgan Investment	High Yield I and SmallCap Value I	SmallCap Value I
(a JP Morgan Co);	Management, Inc.
JP Morgan Cazenove Limited;
JP Morgan Securities;
Joseph Morgan & Co.

Bank of Tokyo-Mitsubishi UFJ Ltd.;	Morgan Stanley Investment	California Municipal and Tax-Exempt	Asset Allocation
China International Capital Corp;	Management Inc. (doing business	Bond
Citigroup Global Markets, Inc.;	as Van Kampen)
Mitsubishi UFJ Securities;
Morgan Stanley & Co. Inc.

Fidelity Brokerage Services, LLC;	Pyramis Global Advisors, LLC	International I	N/A
Fidelity Capital Markets Services;
National Financial Services, LLC

Lehman Brothers, Inc.;	Neuberger Berman Fixed Income, LLC	High Yield I	N/A
Neuberger Berman, LLC

Merrill Lynch	BlackRock Financial Management,	Inflation Protection	N/A
Inc.

Natixis Bleichroeder, Inc.;	Vaughan Nelson Investment	SmallCap Value II	N/A
Natixis Securities, Inc.	Management, LP

Spectrum Asset Management, Inc.	Columbus Circle Investors	LargeCap Growth, MidCap Growth,	LargeCap Growth
and SmallCap Growth I

Spectrum Asset Management, Inc.	Edge Asset Management, Inc.	Equity Income, Government & High	Equity Income, Income, Mortgage
		Quality Bond, High Yield, Income,	Securities, Principal Capital
		Principal Capital Appreciation, Short-	Appreciation, Short-Term Income,
		Term Income, and Strategic Asset	and Strategic Asset Management
		Management Portfolios	Portfolios

Spectrum Asset Management, Inc.	Principal Global Investors, LLC	Bond & Mortgage Securities,	Balanced, Bond & Mortgage
		Disciplined LargeCap Blend,	Securities, Diversified
		Diversified International, Global	International, Government & High
		Diversified Income, High Quality	Quality Bond, International
		Intermediate-Term Bond, International	Emerging Markets, International
		Emerging Markets, International	SmallCap, LargeCap S&P 500
		Growth, LargeCap S&P 500 Index,	Index, LargeCap Value, MidCap
		LargeCap Value, MidCap Blend;	Blend, Money Market, Principal
		MidCap S&P 400 Index, MidCap Value	LifeTime Accounts, Short-Term
		III, Money Market, Principal LifeTime	Bond, SmallCap Blend
Funds, Short-Term Bond, SmallCap
Blend, SmallCap Growth, SmallCap
S&P 600 Index, SmallCap Value

Spectrum Asset Management, Inc.	Principal Real Estate Investors, LLC	Global Diversified Income, Global Real	Real Estate Securities
Estate Securities, Real Estate
Securities

Spectrum Asset Management, Inc.	Spectrum Asset Management, Inc.	Bond & Mortgage Securities, Global	Bond & Mortgage Securities
Diversified Income, High Quality
Intermediate-Term Bond and Preferred
Securities

UBS Financial Services, Inc.;	UBS Global Asset Management	LargeCap Value I	N/A
UBS Securities LLC	(Americas) Inc.

Brokerage commissions paid to affiliates during the periods ending October 31, 2009 were as follows:

		Commissions Paid to BNP Paribas Securities Corp.
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions

International I	2009	$3,704	0.15%	0.08%
International Value I	2009	4,511	0.64%	1.14%

		Commissions Paid to BNY Brokerage, Inc.
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions

Disciplined LargeCap Blend	2009	$417,747	6.97%	8.53%
	2008	149,205
	2007	93,027
Diversified International	2009	1,697	0.04%	0.12%
	2008	530
Equity Income	2009	561,979	28.99%	24.95%
	2008	459,999
	2007	317,877
Global Diversified Income	2009	2,758	2.44%	1.38%
Global Real Estate Securities	2009	651	3.01%	2.16%
	2008	19
International Emerging Markets	2009	562	0.01%	0.02%
	2008	3,275
International Growth	2009	2,460	0.06%	0.17%
	2008	2,127
International I	2008	1,295

		Commissions Paid to BNY Brokerage, Inc.
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions

International Value I	2008	2
LargeCap Blend II	2009	396	0.05%	0.05%
	2008	1,044
	2007	3,033
LargeCap Growth	2009	9,920	0.20%	0.08%
	2008	8,697
	2007	53,080
LargeCap Growth I	2009	190	0.01%	0.02%
	2007	396
LargeCap Growth II	2009	16,444	0.74%	0.74%
LargeCap S&P 500 Index	2009	1,117	3.22%	4.36%
	2008	578
	2007	1,161
LargeCap Value	2009	140,105	5.01%	5.49%
	2008	50,227
	2007	19,775
LargeCap Value I	2009	75,224	3.10%	1.41%
	2008	9,832
	2007	12,300
LargeCap Value III	2009	263	0.01%	0.03%
	2007	853
MidCap Blend	2009	12,687	5.45%	7.83%
	2008	16,480
	2007	6,428
MidCap Growth III	2009	3,982	0.21%	0.08%
	2008	8,121
	2007	18,949
MidCap S&P 400 Index	2009	5,810	11.99%	11.60%
	2008	2,239
	2007	1,584
MidCap Value I	2009	57,709	2.71%	2.50%
	2008	457
	2007	1,401
MidCap Value III	2009	16,289	6.28%	7.16%
	2008	10,527
	2007	7,261
Principal Capital Appreciation	2009	25,173	5.52%	6.44%
	2008	16,775
	2007	107,401
Real Estate Securities	2009	251,055	9.66%	15.49%
	2008	5,042
SmallCap Blend	2009	18,716	2.22%	3.99%
	2008	4,831
	2007	3,143
SmallCap Growth	2009	44,837	4.38%	7.08%
	2008	18,624
	2007	7,231
SmallCap Growth I	2009	605	0.05%	0.03%
	2008	1,379
	2007	1,248
SmallCap Growth II	2009	10,615	0.60%	0.45%
	2008	1,009
SmallCap S&P 600 Index	2009	6,831	10.57%	10.39%
	2008	9,456
	2007	7,200
SmallCap Value	2009	39,441	2.06%	2.91%
	2008	6,674
	2007	4,438
SmallCap Value I	2009	105	0.02%	0.01%
	2007	732
SmallCap Value II	2009	17,246	3.07%	2.75%

		Commissions Paid to BNY Brokerage, Inc.

	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions

	2008	7,254
	2007	13,692

		Commissions Paid to BTIG, LLC (Goldman)
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
International I	2009	$ 353	0.01%	0.02%
International Growth	2009	7,763	0.20%	0.06%
LargeCap Value III	2009	22,758	0.82%	3.46%
MidCap Blend	2009	282	0.12%	0.24%
MidCap Growth III	2009	3,422	0.18%	0.08%
Real Estate Securities	2009	3,420	0.13%	0.05%
SmallCap Blend	2009	1,972	0.23%	0.12%
SmallCap Growth	2009	5,733	0.56%	0.23%
SmallCap Growth I	2009	2,694	0.22%	0.16%
	2008	7,258
SmallCap Growth II	2009	862	0.05%	0.01%
	2008	435
SmallCap Value	2009	2,109	0.11%	0.32%
SmallCap Value I	2009	5,243	0.77%	0.53%
SmallCap Value II	2009	471	0.08%	0.02%

		Commissions Paid to B-Trade Services, LLC
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
Disciplined LargeCap Blend	2008	$ 1,164
	2007	3,042
Diversified International	2008	1,245
	2007	154
International Emerging Markets	2007	2,102
International Growth	2008	227
	2007	1,925
LargeCap Blend II	2009	1,353	0.18%	0.17%
	2008	5,969
	2007	17,393
LargeCap Growth	2009	565	0.01%	0.16%
	2008	110
LargeCap Growth I	2009	3.304	0.24%	0.67%
	2008	5,928
	2007	8,921
LargeCap Growth II	2009	23,987	1.15%	1.96%
	2008	30,514
	2007	70,999
LargeCap Value III	2009	1,821	0.07%	0.20%
MidCap Growth	2009	1,911	0.49%	2.06%
MidCap Growth III	2009	20,298	1.06%	1.09%
	2008	33,041
	2007	22,023
MidCap Value I	2009	17,311	0.81%	1.50%
	2008	10,966
	2007	3,805
MidCap Value III	2008	20
SmallCap Blend	2009	115	0.01%	0.02%
	2008	445
	2007	3,674
SmallCap Growth	2009	310	0.03%	0.04%
	2008	400
	2007	5,408
SmallCap Growth I	2009	2,032	0.17%	0.87%
	2008	47
SmallCap Growth II	2009	127,531	7.21%	10.41%
	2008	120,151
	2007	97,717

		Commissions Paid to B-Trade Services, LLC
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
SmallCap Value	2009	1,311	0.07%	0.16%
	2008	976
	2007	3,354
SmallCap Value I	2007	40

		Commissions Paid to Bank of Tokyo-Mitsubishi UFJ Ltd.
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
International I	2009	$671	0.03%	0.02%

	Commissions Paid to Bear Stearns Wealth Management (a JP Morgan Co)
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
Disciplined LargeCap Blend	2009	$ 306	0.01%	0.01%
	2008	97,630
Diversified International	2008	60,552
Equity Income	2008	118,563
Global Real Estate Securities	2008	59
High Quality Intermediate-Term Bond	2008	42
International Emerging Markets	2008	83,562
International I	2009	9,914	0.39%	0.59%
	2008	25,636
International Growth	2008	94,149
LargeCap Blend II	2009	1,596	0.22%	0.17%
	2008	14,385
LargeCap Growth	2008	191,502
LargeCap Growth I	2009	5.928	0.41%	0.45%
	2008	45,573
LargeCap Growth II	2008	36,839
LargeCap Value	2008	14,413
LargeCap Value I	2009	12,211	0.50%	0.58%
	2008	13,491
MidCap Blend	2009	349	0.15%	0.21%
	2008	3,750
MidCap Growth	2008	2,073
MidCap Growth III	2009	14,121	0.74%	0.52%
	2008	1,198
MidCap Value I	2008	13,790
MidCap Value III	2008	2,433
Principal Capital Appreciation	2009	1,952	0.43%	0.22%
	2008	7,144
Real Estate Securities	2008	1,492
SmallCap Blend	2008	4,240
SmallCap Growth	2009	1,216	0.12%	0.32%
	2008	3,222
SmallCap Growth I	2008	8,552
SmallCap Growth II	2009	3,634	0.21%	0.27%
	2008	13,708
SmallCap Value	2008	11,304
SmallCap Value I	2009	35	0.01%	0.01%
	2008	4,783
SmallCap Value II	2008	367

		Commissions Paid to China Int. Cap. Corp (Morgan Stanley)
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
International I	2009	$ 551	0.02%	0.02%
	2008	4,549

		Commissions Paid to Citigroup Global Markets, Inc.
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
Core Plus Bond I	2009	$ 50	0.17%	2.69%
Disciplined LargeCap Blend	2009	345,130	5.76%	6.53%
Diversified International	2009	260,604	6.19%	5.79%
Equity Income	2009	16,428	0.85%	1.81%
Global Diversified Income	2009	7,691	6.79%	4.17%
Global Real Estate Securities	2009	1.980	9.16%	8.51%
International Emerging Markets	2009	362,020	6.58%	6.92%
International I	2009	186,897	7.38%	5.57%
International Growth	2009	170,856	4.45%	3.47%
International Value I	2009	44,610	6.33%	2.55%
LargeCap Blend II	2009	59,032	8.03%	5.52%
LargeCap Growth	2009	157,210	3.23%	2.04%
LargeCap Growth I	2009	40,770	2.84%	3.44%
LargeCap Growth II	2009	83,811	4.03%	5.17%
LargeCap S&P 500 Index	2009	1,234	3.56%	5.57%
LargeCap Value	2009	134,322	4.80%	4.50%
LargeCap Value I	2009	247,535	10.21%	5.26%
LargeCap Value III	2009	154,503	5.56%	4.94%
MidCap Blend	2009	13,762	5.91%	7.69%
MidCap Growth	2009	5,048	1.28%	1.06%
MidCap Growth III	2009	78,816	4.13%	2.89%
MidCap S&P 400 Index	2009	3.925	8.10%	9.89%
MidCap Value I	2009	52,243	2.45%	2.75%
MidCap Value III	2009	16,418	6.33%	6.11%
Principal Capital Appreciation	2009	8,962	1.97%	1.78%
Real Estate Securities	2009	162,679	6.26%	8.09%
SmallCap Blend	2009	17,613	2.09%	2.49%
SmallCap Growth	2009	27,770	2.71%	4.13%
SmallCap Growth I	2009	60,323	5.02%	7.66%
SmallCap Growth II	2009	32,727	1.85%	1.81%
SmallCap S&P 600 Index	2009	5,553	8.59%	9.58%
SmallCap Value	2009	44,851	2.35%	2.97%
SmallCap Value I	2009	36,183	5.30%	5.46%
SmallCap Value II	2009	1,602	0.29%	0.38%

		Commissions Paid to Exane Inc.
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
Diversified International	2009	$70,495	1.67%	1.24%
International I	2009	25,212	0.99%	0.80%
International Growth	2009	36,326	0.95%	0.53%
International Value I	2009	6,187	0.88%	0.79%

		Commissions Paid to Fidelity Brokerage Services, LLC
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
MidCap Value I	2008	$8,616
	2007	1,055
SmallCap Growth II	2008	6

		Commissions Paid to Fidelity Capital Markets Services
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
Global Diversified Income	2009	$ 52	0.05%	0.12%
LargeCap Value III	2009	19,211	0.69%	0.92%
MidCap Growth III	2009	90	0.00%	0.00%
SmallCap Growth I	2009	3,969	-/33%	1.01%

		Commissions Paid to Goldman Sachs & Co.
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
Disciplined LargeCap Blend	2009	$128,050	2.14%	0.93%
	2008	89,682
	2007	11,417
Diversified International	2009	219,858	5.22%	3.53%
	2008	265,284
	2007	594,408
Global Diversified Income	2009	716	0.63%	0.30%
Global Real Estate Securities	2009	229	1.06%	0.70%
	2008	228
International Emerging Markets	2009	295,444	5.37%	4.63%
	2008	394,325
	2007	361,143
International I	2009	178,358	7.04%	5.97%
	2008	329,623
	2007	278,684
International Growth	2009	202,275	5.26%	3.20%
	2008	393,201
	2007	336,506
International Value I	2009	11,850	1.68%	2.37%
	2008	1,739
LargeCap Blend I	2007	200
LargeCap Blend II	2009	19,170	2.61%	1.52%
	2008	59,447
	2007	43,748
LargeCap Growth	2009	197,397	4.06%	2.67%
	2008	206,578
	2007	39,426
LargeCap Growth I	2009	73,786	5.15%	3.16%
	2008	79,629
	2007	37,740
LargeCap Growth II	2009	13,364	0.64%	0.40%
	2008	9,353
	2007	2,358
LargeCap Value	2009	55,187	1.99%	0.70%
	2008	4,153
	2007	16,082
LargeCap Value I	2009	61,743	2.55%	1.39%
	2008	42,706
	2007	46,753
LargeCap Value III	2009	224,642	8.08%	6.32%
	2008	50,886
	2007	33,593
MidCap Blend	2009	2,868	1.23%	0.81%
	2008	8,197
	2007	8,194
MidCap Growth	2009	7,239	1.84%	1.57%
	2008	4,028
	2007	3,814
MidCap Growth III	2009	19,856	1.04%	3.72%
	2008	12,961
	2007	38,351

		Commissions Paid to Goldman Sachs & Co.
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
MidCap Value I	2009	47,737	2.24%	3.29%
	2008	3,512
	2007	6,078
MidCap Value III	2009	3,131	1.21%	1.05%
	2008	3,342
	2007	3,579
Real Estate Securities	2009	20,939	0.81%	0.55%
	2008	18,734
	2007	13,127
SmallCap Blend	2009	10,698	1.27%	0.87%
	2008	10,668
	2007	8,588
SmallCap Growth	2009	5,748	0.56%	0.33%
	2008	7,610
	2007	10,846
SmallCap Growth I	2009	50.984	4.24%	3.39%
	2008	35,106
	2007	14,565
SmallCap Growth II	2009	8,279	0.47%	0.23%
	2008	7,538
	2007	13,062
SmallCap S&P 600 Index	2008	537
SmallCap Value	2009	61,983	3.24%	2.78%
	2008	24,492
	2007	24,991
SmallCap Value I	2009	10,137	1.48%	3.98%
	2008	2,319
	2007	33,744
SmallCap Value II	2008	871
	2007	14,642

		Commissions Paid to Goldman Sachs Execution & Clearing, LP
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
LargeCap Blend I	2007	$ 1
LargeCap Blend II	2009	8,429	1.15%	1.49%
	2008	7,992
	2007	8,179
LargeCap Growth	2009	428	0.01%	0.04%
	2008	714
	2007	21,305
LargeCap Growth I	2009	12,213	0.85%	1.84%
	2008	12,077
	2007	2,991
LargeCap Growth II	2009	132	0.01%	0.01%
	2008	51,536
	2007	38,393
LargeCap Value I	2009	96,716	3.99%	3.00%
	2008	288,694
	2007	23,280
MidCap Growth	2009	89	0.02%	0.21%
	2008	113
	2007	764
MidCap Growth III	2008	501
	2007	6,860
SmallCap Growth I	2009	521	0.04%	0.13%
	2008	698
SmallCap Growth II	2009	32,213	1.82%	1.07%
	2008	22,657

		Commissions Paid to Goldman Sachs Execution & Clearing, LP
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
	2007	14,599
SmallCap Value I	2009	1,378	0.20%	0.20%
	2008	1,569

		Commissions Paid to JP Morgan Cazenove Limited
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
Diversified International	2009	$41,368	0.98%	0.92%
	2008	29,561
	2007	11,635
Global Real Estate Securities	2009	39	0.18%	0.18%
International I	2009	44,616	1.76%	1.25%
	2008	23,728
	2007	16,866
International Growth	2009	56,741	1.48%	1.09%
	2008	56,476
	2007	64,001
International Value I	2009	110	0.02%	0.01%

		Commissions Paid to Lehman Brothers, Inc.
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
Disciplined LargeCap Blend	2008	$231,853
	2007	390,284
Diversified International	2008	152,684
	2007	262,971
Equity Income	2008	20,231
	2007	95,488
Global Real Estate Securities	2008	451
	2007	74
High Yield	2008	17,208
	2007	2,652
International Emerging Markets	2008	111,526
	2007	124,539
International I	2008	330,284
	2007	282,019
International Growth	2008	229,165
	2007	259,778
LargeCap Blend I	2008	14,850
	2007	21,302
LargeCap Blend II	2008	25,411
	2007	18,937
LargeCap Growth	2008	191,039
	2007	681,539
LargeCap Growth I	2008	45,384
	2007	37,946
LargeCap Growth II	2009	39,487	1.90%	1.97%
	2008	44,227
	2007	17,109
LargeCap S&P 500 Index	2008	8,373
	2007	16,083
LargeCap Value	2008	116,679
	2007	97,279
LargeCap Value I	2008	2,957
	2007	4,310
LargeCap Value III	2009	28,510	1.03%	0.90%
	2008	38,184

		Commissions Paid to Lehman Brothers, Inc.
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
	2007	17,028
MidCap Blend	2008	13,739
	2007	21,826
MidCap Growth	2008	4,067
	2007	7,001
MidCap Growth III	2008	120,317
	2007	55,331
MidCap S&P 400 Index	2008	4,672
	2007	6,053
MidCap Value I	2008	39,373
	2007	54,005
MidCap Value III	2008	8,538
	2007	20,449
Principal Capital Appreciation	2008	864
	2007	4,808
Real Estate Securities	2008	84,900
	2007	268,055
SmallCap Blend	2008	10,961
	2007	12,990
SmallCap Growth	2008	12,910
	2007	17,277
SmallCap Growth I	2008	21,435
	2007	17,170
SmallCap Growth II	2009	14,788	0.84%	0.33%
	2008	10,686
	2007	16,887
SmallCap S&P 600 Index	2008	59,496
	2007	70,031
SmallCap Value	2008	29,891
	2007	73,768
SmallCap Value I	2008	3,605
	2007	22,724
SmallCap Value II	2008	757
	2007	3,409
Tax-Exempt Bond	2007	5

		Commissions Paid to Mellon Financial Markets, LLC
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
International I	2008	$5,328

		Commissions Paid to Merrill Lynch
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
Disciplined LargeCap Blend	2009	$598,905	9.99%	9.56%
Diversified International	2009	457,377	10.86%	10.99%
Equity Income	2009	84,878	4.38%	5.02%
Global Diversified Income	2009	5,466	4.83%	5.97%
Global Real Estate Securities	2009	983	4.55%	9.29%
International Emerging Markets	2009	665,919	12.11%	10.21%
International I	2009	275,249	10.86%	14.29%
International Growth	2009	363,940	9.47%	11.75%
International Value I	2009	108,711	15.42%	11.92%
LargeCap Blend I	2009	24,238	19.13%	26.08%
LargeCap Blend II	2009	60,445	8.22%	6.66%
LargeCap Growth	2009	156,551	3.22%	2.66%
LargeCap Growth I	2009	74,436	5.19%	5.78%

		Commissions Paid to Merrill Lynch
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
LargeCap Growth II	2009	78,491	3.77%	3.15%
LargeCap S&P 500 Index	2009	2,052	5.92%	9.85%
LargeCap Value	2009	399,682	14.28%	17.02%
LargeCap Value I	2009	275,622	11.37%	10.86%
LargeCap Value III	2009	429,529	15.46%	10.13%
MidCap Blend	2009	15,580	6.69%	7.12%
MidCap Growth	2009	15,494	3.94%	3.18%
MidCap Growth III	2009	3,713	0.19%	0.08%
MidCap S&P 400 Index	2009	2,462	5.08%	6.52%
MidCap Value I	2009	96,224	4.52%	5.11%
MidCap Value III	2009	23,266	8.97%	8.06%
Principal Capital Appreciation	2009	25,959	5.69%	5.76%
Real Estate Securities	2009	228,328	8.79%	6.85%
SmallCap Blend	2009	49,520	5.88%	5.27%
SmallCap Growth	2009	54,493	5.32%	4.52%
SmallCap Growth I	2009	64,300	5.35%	5.16%
SmallCap Growth II	2009	67,892	3.84%	3.40%
SmallCap S&P 600 Index	2009	911	1.41%	2.30%
SmallCap Value	2009	72,562	3.79%	3.65%
SmallCap Value I	2009	7,671	1.12%	0.65%
SmallCap Value II	2009	50,285	8.95%	5.87%

		Commissions Paid to Morgan, J.P. Securities
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
Disciplined LargeCap Blend	2009	$407,764	6.80%	6.72%
	2008	452,785
	2007	174,567
Diversified International	2009	327,034	7.76%	6.40%
	2008	497,813
	2007	411,201
Equity Income	2009	95,099	4.91%	6.82%
	2008	163,046
	2007	57,024
Global Diversified Income	2009	4,301	3.80%	5.68%
Global Real Estate Securities	2009	1,776	8.21%	9.94%
	2008	678
	2007	18
High Yield	2007	4,000
International Emerging Markets	2009	739,219	13.44%	14.60%
	2008	791,637
	2007	497,804
International I	2009	171,589	6.77%	5.62%
	2008	304,938
	2007	193,548
International Growth	2009	323,882	8.43%	8.38%
	2008	210,519
	2007	346,740
International Value I	2009	13,227	1.88%	1.11%
	2008	2,647
LargeCap Blend I	2007	8,596
LargeCap Blend II	2009	64,181	8.73%	5.95%
	2008	68,895
	2007	36,305
LargeCap Growth	2009	438,205	9.01%	8.61%
	2008	227,558
	2007	213,379
LargeCap Growth I	2009	122,746	8.56%	7.49%
	2008	154,899

		Commissions Paid to Morgan, J.P. Securities
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
	2007	86,449
LargeCap Growth II	2009	153,178	7.36%	5.62%
	2008	47,129
	2007	9,791
LargeCap S&P 500 Index	2009	113	0.33%	0.49%
	2008	15
LargeCap Value	2009	318,588	11.39%	18.96%
	2008	138,151
	2007	73,568
LargeCap Value I	2009	76,743	3.17%	1.99%
	2008	7,977
	2007	15,116
LargeCap Value III	2009	137,136	4.93%	2.64%
	2008	33,073
	2007	252
MidCap Blend	2009	8,452	3.63%	5.01%
	2008	79,530
	2007	12,137
MidCap Growth	2009	28,409	7.23%	3.99%
	2008	16,624
	2007	7,390
MidCap Growth III	2009	361,287	18.94%	11.42%
	2008	562,491
	2007	226,518
MidCap S&P 400 Index	2009	278	0.57%	0.69%
	2008	182
MidCap Value I	2009	85,934	4.04%	3.40%
	2008	46,162
	2007	44,316
MidCap Value III	2009	18,805	7.25%	6.87%
	2008	15,946
	2007	4,180
Principal Capital Appreciation	2009	17,565	3.85%	4.35%
	2008	7,345
	2007	1,060
Real Estate Securities	2009	136,410	5.25%	5.67%
	2008	107,496
	2007	76,898
SmallCap Blend	2009	33,078	3.93%	3.55%
	2008	39,050
	2007	22,081
SmallCap Growth	2009	32,154	3.14%	3.43%
	2008	34,179
	2007	22,779
SmallCap Growth I	2009	53,641	4.46%	4.31%
	2008	29,053
	2007	29,252
SmallCap Growth II	2009	69,419	3.92%	3.84%
	2008	106,867
	2007	146,619
SmallCap S&P 600 Index	2009	5,735	8.87%	9.26%
	2008	1,838
SmallCap Value	2009	96,780	5.06%	4.63%
	2008	63,163
	2007	19,932
SmallCap Value I	2009	39,751	5.82%	6.71%
	2008	18,149
	2007	65,706
SmallCap Value II	2009	5,488	0.98%	1.14%
	2008	427
	2007	8,304

		Commissions Paid to MF Global Ltd.
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
International I	2009	$5,445	0.21%	0.17%

		Commissions Paid to Mitsubishi UFJ Securities
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
Diversified International	2009	$13,195	0.31%	0.30%
International I	2009	5,167	0.20%	0.15%
International Growth	2009	9,693	0.25%	0.19%
International Value I	2009	3,773	0.54%	0.56%

		Commissions Paid to Morgan Joseph & Co (JP Morgan)

	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
SmallCap Growth II	2009	$4,131	0.23%	0.39%
	2008	383

		Commissions Paid to Mellon Equity Associates L.P.
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
SmallCap Growth II	2009	$1,246	0.07%	0.12%

		Commissions Paid to Morgan Stanley & Co.
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
Bond & Mortgage Securities	2007	$ 200
Core Plus Bond I	2009	26,908	93.96%	81.45%
Disciplined LargeCap Blend	2009	39,122	0.65%	0.46%
	2008	49,017
	2007	39,567
Diversified International	2009	288,642	6.85%	5.70%
	2008	463,157
	2007	431,726
Equity Income	2009	25,528	1.32%	1.02%
	2008	60,472
	2007	132,059
Global Diversified Income	2009	1,961	1.73%	1.82%
Global Real Estate Securities	2009	282	1.30%	0.99%
	2008	566
International Emerging Markets	2009	385,402	7.01%	6.13%
	2008	731,528
	2007	535,469
International I	2009	144,701	5.71%	4.51%
	2008	263,516
	2007	289,599
International Growth	2009	211,698	5.51%	3.88%
	2008	466,014
	2007	512,096
International Value I	2009	93,165	13.22%	18.88%
	2008	35,755
LargeCap Blend I	2009	22,394	17.67%	25.26%
	2008	25,484
	2007	8,931
LargeCap Blend II	2009	38,474	5.23%	5.08%
	2008	61,203
	2007	36,513
LargeCap Growth	2009	82,471	1.70%	1.65%
	2008	191,194

		Commissions Paid to Morgan Stanley & Co.
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
	2007	208,013
LargeCap Growth I	2009	38,025	2.65%	2.84%
	2008	107,749
	2007	89,910
LargeCap Growth II	2009	99,215	4.77%	5.05%
	2008	45,345
	2007	32,970
LargeCap S&P 500 Index	2009	310	0.89%	0.42%
	2008	67
	2007	474
LargeCap Value	2009	25,528	0.91%	0.61%
	2008	33,820
	2007	29,089
LargeCap Value I	2009	33,249	1.37%	1.72%
	2008	8,392
	2007	8,551
LargeCap Value III	2009	109,509	3.94%	3.34%
	2008	54,213
	2007	8,680
MidCap Blend	2009	296	0.13%	0.08%
	2008	6,903
	2007	10,941
MidCap Growth	2009	11,862	3.02%	2.34%
	2008	5,782
	2007	2,018
MidCap Growth III	2009	96,503	5.06%	3.54%
	2008	90,000
	2007	46,445
MidCap S&P 400 Index	2009	6,504	13.42%	16.85%
	2008	1,050
	2007	2,060
MidCap Value I	2009	124,645	5.85%	5.02%
	2008	54,699
	2007	30,983
MidCap Value III	2009	3,018	1.16%	1.68%
	2008	4,050
	2007	6,300
Principal Capital Appreciation	2009	2,541	0.56%	0.50%
Real Estate Securities	2009	3,097	0.12%	0.33%
	2008	5,225
	2007	34,400
SmallCap Blend	2009	16,990	2.02%	2.06%
	2008	12,129
	2007	3,420
SmallCap Growth	2009	14,292	1.40%	0.86%
	2008	7,886
	2007	9,316
SmallCap Growth I	2009	42,066	3.50%	2.05%
	2008	25,137
	2007	8,258
SmallCap Growth II	2009	22,508	1.27%	0.96%
	2008	53,406
	2007	16,326
SmallCap S&P 600 Index	2009	820	1.27%	1.33%
	2008	4,275
	2007	7,457
SmallCap Value	2009	28,047	1.47%	1.43%
	2008	30,642
	2007	8,008
SmallCap Value I	2009	22,261	3.26%	4.62%
	2008	9,983
	2007	15,781
SmallCap Value II	2009	21,483	3.82%	3.67%
	2008	45,095
	2007	74,177

		Commissions Paid to National Financial Services, LLC
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
LargeCap Blend II	2009	$ 1,604	0.14%	0.13%
	2008	914
LargeCap Growth	2008	15,080
	2007	8,000
LargeCap Growth I	2008	2,178
MidCap Growth III	2009	639	0.03%	0.06%
MidCap Value I	2007	32
MidCap Value II	2007	1,372
Principal Capital Appreciation	2009	59	0.01%	0.00%
SmallCap Growth III	2007	2,384
SmallCap Value I	2009	273	0.04%	0.00%
	2008	264

		Commissions Paid to Natixis Bleichroeder, Inc.
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
LargeCap Blend II	2009	$ 321	0.04%	0.02%
LargeCap Growth	2009	2,224	0.05%	0.06%
SmallCap Growth I	2009	1,761	0.15%	0.07%

		Commissions Paid to Natixis Securities
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
Diversified International	2009	$218	0.01%	0.00%
International I	2009	2,178	0.09%	0.06%

		Commissions Paid to Neuberger Berman, LLC
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
MidCap Growth	2007	$2,308
MidCap Growth III	2008	1,062
SmallCap Value II	2008	73

		Commissions Paid to Pershing, LLC
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
Disciplined LargeCap Blend	2009	$ 13,110	0.22%	0.32%
LargeCap Blend I	2007	5
LargeCap Blend II	2008	8
LargeCap Growth I	2007	1,312
LargeCap Value III	2008	6,252
	2007	15,612
MidCap Growth III	2009	3,316	0.17%	0.13%
	2007	1,654
MidCap S&P 400 Index	2009	74	0.15%	0.16%
	2007	72
MidCap Value I	2007	575
MidCap Value III	2009	356	0.14%	0.08%
	2008	624
	2007	342
Principal Capital Appreciation	2009	1,762	0.39%	0.30%
	2008	288
SmallCap Growth I	2008	484
SmallCap Growth II	2009	183,182	10.36%	3.89%
	2008	153,051
	2007	138,065
SmallCap Value II	2009	5,028	0.89%	0.78%

		Commissions Paid to Pershing, LLC
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
	2008	3,412
	2007	10,358

		Commissions Paid to Sanford C. Bernstein & Co. LLC
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
Disciplined LargeCap Blend	2009	$168,633	2.81%	3.45%
	2008	23,258
	2007	18,732
Diversified International	2009	14,197	0.34%	0.70%
	2008	17,319
Equity Income	2009	163,854	8.45%	12.64%
	2008	407,595
	2007	307,620
Global Diversified Income	2009	683	0.60%	0.14%
Global Real Estate Securities	2009	97	0.45%	0.31%
	2008	6
High Yield	2007	7,420
Income	2009	1,069	38.88%	95.61%
International I	2009	27,095	1.07%	0.69%
	2008	24,345
	2007	12,721
International Growth	2009	9,483	0.25%	0.39%
	2008	5,579
International Value I	2009	4,599	0.65%	0.24%
	2008	153
LargeCap Blend I	2007	243
LargeCap Blend II	2009	16,436	2.24%	2.38%
	2008	16,879
	2007	13,908
LargeCap Growth	2009	76,212	1.57%	1.06%
	2008	46,426
	2007	16,480
LargeCap Growth I	2009	32,357	2.25%	1.80%
	2008	27,214
	2007	14,572
LargeCap Growth II	2009	93,815	4.51%	7.38%
	2008	52,961
	2007	19,554
LargeCap S&P 500 Index	2008	32
LargeCap Value	2009	53,291	1.90%	1.79%
	2008	3,211
	2007	4,984
LargeCap Value I	2009	13,986	0.58%	1.30%
	2008	7,335
	2007	8,208
LargeCap Value III	2009	12,735	0.46%	0.56%
	2008	10,550
MidCap Blend	2009	1,761	0.76%	1.74%
	2008	1,323
	2007	3,098
MidCap Growth	2009	5,930	1.51%	0.61%
	2008	336
MidCap Growth III	2009	4,716	0.25%	0.46%
	2008	728
	2007	1,554
MidCap S&P 400 Index	2009	62	0.13%	0.13%
MidCap Value I	2009	6,961	1.02%	0.96%
	2008	27,772
	2007	16,627

		Commissions Paid to Sanford C. Bernstein & Co. LLC
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
MidCap Value III	2009	5,081	1.96%	2.77%
	2008	1,890
	2007	3,641
Principal Capital Appreciation	2009	30,677	6.73%	6.61%
	2008	28,917
	2007	32,111
Real Estate Securities	2009	109,095	4.20%	7.23%
	2008	1,276
	2007	15,814
SmallCap Blend	2009	1,330	0.16%	0.30%
	2008	4,423
	2007	704
SmallCap Growth	2009	5,719	0.56%	1.03%
	2008	2,425
	2007	1,331
SmallCap Growth I	2009	6,056	0.50%	0.34%
	2008	786
SmallCap Growth II	2009	4,123	0.23%	0.13%
	2008	571
	2007	255
SmallCap S&P 600 Index	2009	40	0.06%	0.08%
	2008	70
SmallCap Value	2009	2.046	0.11%	0.15%
	2008	8,475
	2007	2,280

		Commissions Paid to Sanford C. Bernstein & Co. LLC
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
SmallCap Value I	2009	6,961	1.02%	0.96%
	2008	2,012
	2007	6,925
SmallCap Value II	2009	3,488	0.62%	0.46%
	2008	2,364
	2007	1,000

		Commissions Paid to Spectrum Asset Management
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
Bond & Mortgage Securities	2009	$ 57,571	99.81%	99.72%
	2008	43,479
	2007	101,653
Global Diversified Income	2009	21,550	19.03%	12.49%
High Quality Intermediate-Term	2009	5,273	100.00%	100.00%
	2008	10,122
	2007	12,874
Preferred Securities	2009	925,372	100.00%	100.00%
	2008	1,036,802
	2007	423,720

		Commissions Paid to UBS Financial Services Inc.
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
Global Diversified Income	2009	$ 13	0.01%	0.03%
High Yield	2007	4,911
LargeCap Growth II	2009	7,920	0.38%	0.30%
MidCap Growth III	2007	210

		Commissions Paid to UBS Securities LLC
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
Core Plus Bond I	2009	$ 63	0.22%	0.21%
	2008	6
Disciplined LargeCap Blend	2009	387,663	6.47%	8.50%
	2008	424,994
	2007	435,082
Diversified International	2009	362,511	8.60%	10.93%
	2008	676,560
	2007	668,164
Equity Income	2009	80,054	4.13%	3.57%
	2008	165,764
	2007	221,051
Global Diversified Income	2009	25,460	22.48%	35.31%
Global Real Estate Securities	2009	2,675	12.37%	11.96%
	2008	1,852
	2007	1,936
High Yield	2009	3,000	13.11%	19.70%
	2008	10,158
	2007	341
International Emerging Markets	2009	514,914	9.36%	10.31%
	2008	646,380
	2007	769,547
International I	2009	304,861	12.03%	16.70%
	2008	336,637

Commissions Paid to UBS Securities LLC
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
	2007	277,658

		Commissions Paid to UBS Securities LLC
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
International Growth	2009	443,319	11.54%	17.59%
	2008	874,614
	2007	877,759
International Value I	2009	152,289	21.61%	23.98%
	2008	3,278
LargeCap Blend I	2009	9,140	7.21%	9.44%
	2008	1,267
	2007	28
LargeCap Blend II	2009	25,321	3.44%	3.60%
	2008	34,729
	2007	21,332
LargeCap Growth	2009	69,564	1.43%	1.76%
	2008	123,570
	2007	187,718
LargeCap Growth I	2009	26,386	1.84%	2.60%
	2008	82,614
	2007	46,929
LargeCap Growth II	2009	20,934	1.01%	1.35%
	2008	43,749
	2007	28,754
LargeCap S&P 500 Index	2009	7,615	21.94%	20.52%
	2008	3,876
LargeCap Value	2009	198,050	7.08%	5.89%
	2008	70,263
	2007	72,884
LargeCap Value I	2009	74,858	3.09%	2.98%
	2008	59,389
	2007	6,836
LargeCap Value III	2009	63,885	2.30%	2.35%
	2008	43,219
	2007	85,734
MidCap Blend	2009	3,738	1.61%	2.28%
	2008	14,936
	2007	21,905
MidCap Growth	2009	7,848	2.00%	1.60%
	2008	5,491
	2007	2,516
MidCap Growth III	2009	81,223	4.26%	4.50%
	2008	40,234
	2007	19,818
MidCap S&P 400 Index	2009	10,788	22.26%	19.19%
	2008	5,248
	2007	923
MidCap Value I	2009	73,382	3.45%	3.31%
	2008	48,950
	2007	37,336
MidCap Value III	2009	14,858	5.73%	5.16%
	2008	9,196
	2007	11,332
Principal Capital Appreciation	2009	34,525	7.57%	6.67%
	2008	10,313
	2007	9,489
Real Estate Securities	2009	158,786	6.11%	6.51%
	2008	82,368
	2007	72,032
SmallCap Blend	2009	69,660	8.27%	7.06%
	2008	48,676
	2007	24,689
SmallCap Growth	2009	68,309	6.67%	6.86%
	2008	47,263
	2007	69,399

		Commissions Paid to UBS Securities LLC
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
SmallCap Growth I	2009	28,450	2.37%	2.98%
	2008	20,832
	2007	17,544
SmallCap Growth II	2009	6,731	0.38%	0.20%
	2008	24,496
	2007	31,879
SmallCap S&P 600 Index	2009	19,964	30.88%	30.06%
	2008	21,491
	2007	16,851
SmallCap Value	2009	109,010	5.70%	4.65%
	2008	75,384
	2007	134,756
SmallCap Value I	2009	14,374	2.10%	1.35%
	2008	11,726
	2007	8,198
SmallCap Value II	2009	10,421	1.85%	1.39%
	2008	5,480
	2007	10,254

		Commissions Paid to The Williams Capital Group, L.P.
	Fiscal			Percent of Dollar
	Year	Total Dollar	As Percent of	Amount of Commissionable
Fund	Ended	Amount	Total Commissions	Transactions
LargeCap Value III	2009	$11,884	0.43%	0.78%
SmallCap Growth I	2009	48	0.00%	0.01%
SmallCap Value II	2009	1,858	0.33%	0.19%

Material differences, if any, between the percentage of a Fund's brokerage commissions paid to a broker and the percentage of transactions effected through that broker reflect the commissions rates the Sub-Advisor has negotiated with the broker. Commission rates a Sub-Advisor pays to brokers may vary and reflect such factors as the trading volume placed with a broker, the type of security, the market in which a security is traded and the trading volume of that security, the types of services provided by the broker (i.e. execution services only or additional research services)
and the quality of a broker's execution.
The following table indicates the value of each Fund’s aggregate holdings, in thousands, of the securities of Principal
Funds, Inc. regular brokers or dealers for the fiscal year ended October 31, 2009.

Holdings of Securities of Principal Funds, Inc. Regular Brokers and Dealers
Bond & Mortgage Securities Fund	Citigroup Inc	14,504
	Deutsche Bank AG	48,033
	Goldman Sachs Group Inc/The	12,178
	Morgan Stanley	87,894
	UBS AG	947
Core Plus Bond Fund I	Citigroup Inc.	78,949
	Deutsche Bank AG	3,164
	Goldman Sachs Group Inc/The	6,381
	Morgan Stanley	23,317
Disciplined LargeCap Blend Fund	Citigroup Inc	5,865
	Deutsche Bank AG	5,009
	Goldman Sachs Group Inc/The	33,454
	Investment Technology Group Inc	3,036
	Morgan Stanley	5,009
Diversified International Fund	Deutsche Bank AG	10,382

Holdings of Securities of Principal Funds, Inc. Regular Brokers and Dealers
Equity Income Fund	Bank of New York Mellon	43,226
	Deutsche Bank AG	17,358
	Morgan Stanley	17,358
Global Diversified Income Fund	Citigroup Inc	571
	Deutsche Bank AG	987
	Goldman Sachs Group Inc/The	39
	Morgan Stanley	733
	UBS AG	75
Global Real Estate Securities Fund	Deutsche Bank AG	90
	Morgan Stanley	90
Government & High Quality Bond Fund	Citigroup Inc	9,034
	Deutsche Bank AG	11,105
	Goldman Sachs Group Inc/The	2,718
	Morgan Stanley	14,227
High Quality Intermediate-Term Bond Fund	Citigroup Inc	833
	Deutsche Bank AG	869
	Goldman Sachs Group Inc/The	233
	Morgan Stanley	1,849
High Yield Fund	Deutsche Bank AG	24,703
	Morgan Stanley	24,703
High Yield Fund I	Deutsche Bank AG	10,065
	Morgan Stanley	10,065
Income Fund	Citigroup Inc	12,042
	Deutsche Bank AG	5,171
	Goldman Sachs Group Inc/The	12,988
	Morgan Stanley	17,398
Inflation Protection Fund	Citigroup Inc	733
	Morgan Stanley	2
International Emerging Markets Fund	Deutsche Bank AG	1,354
	Morgan Stanley	1,354
International Fund I	Deutsche Bank AG	28,543
	Morgan Stanley	7,599
	UBS AG	15,235
International Growth Fund	Deutsche Bank AG	12,276
	Morgan Stanley	2,806
	UBS AG	8,404
International Value Fund I	Deutsche Bank AG	17,654
	Morgan Stanley	4,265
	UBS AG	11,831
LargeCap Blend Fund I	Bank of New York Mellon	5,367
	Citigroup Inc	5,424
	Deutsche Bank AG	6,304
	Morgan Stanley	6,304
LargeCap Blend Fund II	Bank of New York Mellon	1,361
	Citigroup Inc	2,422
	Deutsche Bank AG	2,706
	Goldman Sachs Group Inc/The	4,560
	Morgan Stanley	5,094
LargeCap Growth Fund	Deutsche Bank AG	24,029
	Goldman Sachs Group Inc/The	58,935
	Morgan Stanley	82,680
LargeCap Growth Fund I	Bank of New York Mellon	10,920
	Deutsche Bank AG	10,572
	Goldman Sachs Group Inc/The	13,153
	Investment Technology Group Inc	7
	Morgan Stanley	18,385
LargeCap Growth Fund II	Bank of New York Mellon	396
	Deutsche Bank AG	7,411
	Goldman Sachs Group Inc/The	8,219
	Investment Technology Group Inc	8
	Morgan Stanley	7,987

Holdings of Securities of Principal Funds, Inc. Regular Brokers and Dealers
LargeCap S&P 500 Index Fund	Bank of New York Mellon	3,111
	Citigroup Inc	5,175
	Deutsche Bank AG	6,862
	Goldman Sachs Group Inc/The	8,440
	Morgan Stanley	11,097
LargeCap Value Fund	Bank of New York Mellon	2,912
	Citigroup Inc	5,882
	Deutsche Bank AG	3,883
	Goldman Sachs Group Inc/The	16,315
	Investment Technology Group Inc	2,683
	Morgan Stanley	5,636
LargeCap Value Fund I	Bank of New York Mellon	9,327
	Citigroup Inc	3,224
	Deutsche Bank AG	7,177
	Goldman Sachs Group Inc/The	15,494
	Investment Technology Group Inc	100
	Morgan Stanley	30,677
LargeCap Value Fund III	Bank of New York Mellon	3,106
	Citigroup Inc	10,319
	Deutsche Bank AG	16,210
	Goldman Sachs Group Inc/The	27,284
	Investment Technology Group Inc	148
	Morgan Stanley	23,115
MidCap Blend Fund	Deutsche Bank AG	4,073
	Morgan Stanley	4,073
MidCap Growth Fund	Deutsche Bank AG	397
	Morgan Stanley	397
MidCap Growth Fund III	Deutsche Bank AG	6,689
	Investment Technology Group Inc	1,066
	Morgan Stanley	6,689
MidCap S&P 400 Index Fund	Deutsche Bank AG	1,330
	Morgan Stanley	1,330
MidCap Value Fund I	Deutsche Bank AG	12,229
	Investment Technology Group Inc	209
	Morgan Stanley	12,229
MidCap Value Fund III	Deutsche Bank AG	94
	Investment Technology Group Inc	184
	Morgan Stanley	94
Money Market Fund	Citigroup Inc	16,000
	UBS AG	7,381
Preferred Securities Fund	Citigroup Inc	27,844
	Deutsche Bank AG	85,130
	Goldman Sachs Group Inc/The	14,209
	Morgan Stanley	55,940
	UBS AG	26,924
Principal Capital Appreciation Fund	Deutsche Bank AG	3,527
	Morgan Stanley	3,527
Real Estate Securities Fund	Deutsche Bank AG	3,665
	Morgan Stanley	3,665
Short-Term Bond	Bank of New York Mellon	631
	Citigroup Inc	2,077
	Deutsche Bank AG	4,520
	Goldman Sachs Group Inc/The	1,290
	Morgan Stanley	3,866
Short-Term Income Fund	Citigroup Inc	5,703
	Deutsche Bank AG	6,815
	Goldman Sachs Group Inc/The	3,745
	Morgan Stanley	16,166
SmallCap Blend Fund	Deutsche Bank AG	1,454
	Morgan Stanley	1,454
SmallCap Growth Fund	Deutsche Bank AG	1,467
	Morgan Stanley	1,467
SmallCap Growth Fund I	Deutsche Bank AG	6,343
	Morgan Stanley	6,343

Holdings of Securities of Principal Funds, Inc. Regular Brokers and Dealers
SmallCap Growth Fund II	Deutsche Bank AG	631
	Morgan Stanley	631
SmallCap S&P 500 Index Fund	Deutsche Bank AG	2,132
	Investment Technology Group Inc	1,075
	Morgan Stanley	2,132
SmallCap Value Fund	Deutsche Bank AG	3,707
	Investment Technology Group Inc	2,074
	Morgan Stanley	3,707
SmallCap Value Fund I	Deutsche Bank AG	815
	Investment Technology Group Inc	231
	Morgan Stanley	815
SmallCap Value Fund II	Deutsche Bank AG	3,924
	Morgan Stanley	3,924

Allocation of Trades
By the Manager (“Principal”). Principal shares a common trading platform and personnel that perform trade-related functions with Principal Global Investors (“PGI”) and, where applicable, Principal and PGI coordinate trading activities on behalf of their respective clients. Such transactions are executed in accordance with the firms' trading policies and procedures, including, but not limited to trade allocations, purchase of new issues, and directed brokerage. Principal acts as investment adviser for registered investment companies and PGI acts as investment adviser for a variety of individual accounts, ERISA accounts, mutual funds, insurance company separate accounts, and public employee retirement plans and places orders to trade portfolio securities for each of these accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and ensures that all clients are treated fairly and equitably. These procedures include allocation policies and procedures and internal review processes.

If, in carrying out the investment objectives of their respective clients, occasions arise in which Principal and PGI deem it advisable to purchase or sell the same equity securities for two or more client accounts at the same or approximately the same time, Principal and PGI may submit the orders to purchase or sell to a broker/dealer for execution on an aggregate or “bunched” basis. Principal and PGI will not aggregate orders unless it believes that aggregation is consistent with (1) its duty to seek best execution and (2) the terms of its investment advisory agreements. In distributing the securities purchased or the proceeds of sale to the client accounts participating in a bunched trade, no advisory account will be favored over any other account and each account that participates in an aggregated order will participate at the average share price for all transactions of Principal and PGI relating to that aggregated order on a given business day, with all transaction costs relating to that aggregated order shared on a pro rata basis.

By the Sub-Advisors and Sub-Sub-Advisors. Each Sub-Advisor and Sub-Sub-Advisor manages a number of accounts other than the Fund's portfolios including personal accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies, allocation of investment opportunities and compensation for the account. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and ensures that all clients and client accounts are treated fairly and equitably. These procedures include allocation policies and procedures, internal review processes and, in some cases, review by independent third parties.

Investments the Sub-Advisor or Sub-Sub-Advisor deems appropriate for the Fund's portfolio may also be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Fund's portfolio and other accounts. In such circumstances, the Sub-Advisor or Sub-Sub-Advisor may determine that orders for the purchase or sale of the same security for the Fund's portfolio and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the
Sub-Advisor or Sub-Sub-Advisor to be equitable and in the best interests of the Fund portfolio and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Fund believes that its participation in such transactions on balance will produce better overall results for the Fund.

PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares
Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Class A shares of the
Funds are purchased at their public offering price and other shares of the Funds are purchased at the net asset value
("NAV") per share, as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by an authorized agent of a Fund. In order to receive a day's price, an order must be received in good order by the close of the regular trading session of the NYSE as described below in "Pricing of Fund Shares."

All income dividends and capital gains distributions, if any, on a Fund's R-1, R-2, R-3, R-4, R-5, and Institutional class shares are reinvested automatically in additional shares of the same class of the same Fund. Dividends and capital gains distributions, if any, on a Fund's Class A, Class B, Class C, and Class J shares are reinvested automatically in additional shares of the same Class of shares of the same Fund unless the shareholder elects to take dividends in cash. The reinvestment will be made at the NAV determined on the first business day following the record date.

Sales of Shares
Payment for shares tendered for redemption is ordinarily made in cash. The Fund may determine, however, that it would be detrimental to the remaining shareholders to make payment of a redemption order wholly or partly in cash.
The Fund may, therefore, pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund's portfolio in lieu of cash. If the Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described below in "Pricing of Fund
Shares."

The right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed, whenever: 1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends; 2) the SEC permits such suspension and so orders; or 3) an emergency exists as determined by the
SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Certain designated organizations are authorized to receive sell orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents or affiliates receive the order.
The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

Principal Management Corporation (“Principal”) may recommend to the Board, and the Board may elect, to close certain funds to new investors or close certain funds to new and existing investors. Principal may make such a recommendation when a fund approaches a size where additional investments in the fund have the potential to adversely impact fund performance and make it increasingly difficult to keep the fund fully invested in a manner consistent with its investment objective.

PRICING OF FUND SHARES

Each Fund's shares are bought and sold at the current net asset value ("NAV") per share. Each Fund's NAV for each class is calculated each day the New York Stock Exchange ("NYSE") is open, as of the close of business of the
Exchange (normally 3:00 p.m. Central Time). The NAV of Fund shares is not determined on days the NYSE is closed
(generally, New Year's Day; Martin Luther King, Jr. Day; Washington's Birthday/Presidents' Day; Good Friday;
Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.

For all Funds except the Money Market Fund, the share price is calculated by:
• taking the current market value of the total assets of the Fund
• subtracting liabilities of the Fund
• dividing the remainder proportionately into the classes of the Fund
• subtracting the liability of each class
• dividing the remainder by the total number of shares owned in that class.
In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.
Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers.
Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis.
Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Board of Directors.

A Fund's securities may be traded on foreign securities markets that close each day prior to the time the NYSE closes.
In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. The Fund has adopted policies and procedures to "fair value" some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund's NAV is calculated. Significant events can be specific to a single security or can include events that impact a particular foreign market or markets. A significant event can also include a general market movement in the U.S.
securities markets. These fair valuation procedures are intended to discourage shareholders from investing in the
Fund for the purpose of engaging in market timing or arbitrage transactions. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and Principal or any Sub-Advisor is authorized to make such determinations subject to the oversight of the Board of Directors as may from time to time be necessary.

Money Market Fund
The share price of each Class of shares of the Money Market Fund is determined at the same time and on the same days as the Funds described above. All securities held by the Money Market Fund are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.

Use of the amortized cost valuation method by the Money Market Fund requires the Fund to maintain a dollar weighted average maturity of 90 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, the Fund invests only in obligations determined by the Directors to be of high quality with minimal credit risks.

The Board of Directors has established procedures for the Money Market Fund designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to the Sub-Advisor to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the net asset value from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Board of Directors promptly considers what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to shareholders, it takes such corrective action as it regards as appropriate, including: sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. The Fund may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $1.00 per share.

TAX CONSIDERATIONS

Taxation of the Funds
It is a policy of the Funds to make distributions of substantially all of their respective investment income and any net realized capital gains. The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions (as long or short-term capital gains or qualifying dividends) of the Fund in the manner they were received by the Fund.

Certain Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Service. In order to avoid taxes and interest that must be paid by the Funds if these instruments appreciate in value, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize additional taxable income, which in turn must be distributed.

The Fund is required in certain cases to withhold and remit to the U.S. Treasury 28% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder 1) who has provided either an incorrect tax identification number or no number at all, 2) who is subject to backup withholding by the Internal
Revenue Service for failure to report the receipt of interest or dividend income properly, or 3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Taxation of Shareholders
A shareholder recognizes gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sales or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within
30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund is considered capital gain or loss (long-term capital gain or loss if the shares were held for longer than one year). However, any capital loss arising from the sales or redemption of shares held for six months or less is disallowed to the extent of the amount of exempt-interest dividends received on such shares and
(to the extent not disallowed) is treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income under current rules.

If a shareholder a) incurs a sales charge in acquiring shares of the Fund, b) disposes of such shares less than 91 days after they are acquired, and c) subsequently acquires shares of the Fund or another fund at a reduced sales charge pursuant to a right to reinvest at such reduced sales charge acquired in connection with the acquisition of the shares disposed of, then the sales charge on the shares disposed of (to the extent of the reduction in the sales charge on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

Shareholders should consult their own tax advisors as to the federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.

Qualification as a Regulated Investment Company
The Funds intend to qualify annually to be treated as regulated investment companies (RICs) under the Internal
Revenue Code of 1986, as amended, (the IRC). To qualify as RICs, the Funds must invest in assets which produce types of income specified in the IRC (Qualifying Income). Whether the income from derivatives, swaps, commodity-
linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear under current law. Accordingly, the Funds' ability to invest in certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities may be restricted. Further, if the Funds do invest in these types of securities and the income is not determined to be Qualifying Income, it may cause such Fund to fail to qualify as a RIC under the IRC.

Special Tax Considerations
Municipal Funds
Each of the Municipal Funds also intends to qualify to pay "exempt-interest dividends" to its shareholders. An exempt-
interest dividend is that part of dividend distributions made by the Fund which consist of interest received by that Fund on tax-exempt Municipal Obligations. Shareholders incur no federal income taxes on exempt-interest dividends.
However, these exempt-interest dividends may be taxable under state or local law. Fund shareholders that are corporations must include exempt-interest dividends in determining whether they are subject to the corporate alternative minimum tax. Exempt-interest dividends that derive from certain private activity bonds must be included by individuals as a preference item in determining whether they are subject to the alternative minimum tax. The Fund may also pay ordinary income dividends and distribute capital gains from time to time. Ordinary income dividends and distributions of capital gains, if any, are taxable for federal purposes.

If a shareholder receives an exempt-interest dividend with respect to shares of the Funds held for six months or less, then any loss on the sale or exchange of such shares, to the extent of the amount of such dividend, is disallowed. If a shareholder receives a capital gain dividend with respect to shares held for six months or less, then any loss on the sale or exchange of such shares is treated as a long term capital loss to the extent the loss exceeds any exempt-
interest dividend received with respect to such shares, and is disallowed to the extent of such exempt-interest dividend.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of any of these Funds is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) under Section 147(a)
of the Internal Revenue Code of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Fund.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. If legislation is enacted that eliminates or significantly reduces the availability of Municipal Obligations, it could adversely affect the ability of the Fund to continue to pursue its investment objectives and policies. In such event, the Fund would reevaluate its investment objectives and policies.

International Funds
Some foreign securities purchased by the Funds may be subject to foreign taxes that could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. The Funds may from year to year make an election to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each affected Fund that will reduce its investment company taxable income.

Futures Contracts and Options
As previously discussed, some of the Funds invest in futures contracts or options thereon, index options, or options traded on qualified exchanges. For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated as 60% long-term and
40% short-term. In addition, the Funds must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. A Fund may elect out of such tax treatment, however, for a futures or options position that is part of an "identified mixed straddle" such as a put option purchased with respect to a portfolio security. Gains and losses on futures and options included in an identified mixed straddle are considered 100% short-term and unrealized gains or losses on such positions are not realized at year-end. The straddle provisions of the Code may require the deferral of realized losses to the extent that a Fund has unrealized gains in certain offsetting positions at the end of the fiscal year. The Code may also require recharacterization of all or a part of losses on certain offsetting positions from short-
term to long-term, as well as adjustment of the holding periods of straddle positions.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund may publish month-end portfolio holdings information for each Fund's portfolio on the principal.com website and on the principalfunds.com website on the thirteenth business day of the following month. The Funds may also occasionally publish information on the website relating to specific events, such as the impact of a natural disaster, corporate debt default or similar events on portfolio holdings. In addition, composite portfolio holdings information for the Money Market Fund is published each week as of the prior week on the principalglobal.com website. It is the
Fund's policy to disclose only public information regarding portfolio holdings (i.e. information published on the website or filed with the SEC), except as described below.

Non-Specific Information. Under the Disclosure Policy, the Funds may distribute non-specific information about the
Funds and/or summary information about the Funds as requested. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality, character, or sector distribution of a Fund's holdings.
This information may be made available at any time (or without delay).

Policy. The Fund and Principal have adopted a policy of disclosing non-public portfolio holdings information to third parties only to the extent required by federal law, and to the following third parties, so long as such third party has agreed, or is legally obligated, to maintain the confidentiality of the information and to refrain from using such information to engage in securities transactions:

1)Daily to the Fund's portfolio pricing services, FT Interactive Data Corporation, J.J. Kenny and Bear Stearns, to
obtain prices for portfolio securities;

2)Upon proper request to government regulatory agencies or to self regulatory organizations;

3)As needed to Ernst & Young LLP, the independent registered public accounting firm, in connection with the performance of the services provided by Ernst & Young LLP to the Fund;

4)To the sub-advisers' proxy service providers (Automatic Data Processing, Glass Lews & Co., and RiskMetrics
Group) to facilitate voting of proxies; and

5)To the Fund's custodian, The Bank of New York Mellon, in connection with the services provided by the custodian to the Fund.

The Fund is also permitted to enter into arrangements to disclose portfolio holdings to other third parties in connection with the performance of a legitimate business purpose if such third party agrees in writing to maintain the confidentiality of the information prior to the information being disclosed. Any such written agreement must be approved by an officer of the Fund, Principal or the Fund's sub-advisor. Approval must be based on a reasonable belief that disclosure to such other third party is in the best interests of the Fund's shareholders. If a conflict of interest is identified in connection with disclosure to any such third party, the Fund's or Principal’s Chief Compliance Officer
("CCO") must approve such disclosure, in writing before it occurs. Such third parties currently include:

Abel Noser	Hub Data
Advent	Interactive Data
Ashland Partners	Investment Company Institute
The Bank of New York Mellon	ITG Plexus Alpha Capture
Barra, Inc.	J.P. Morgan Investor Services
Bloomberg, LP	Mellon Analytical Solutions
Broadridge	MISYS International Banking Systems Inc.
Charles River Development	Omgeo LLC
Citigroup	RiskMetrics Group
Confluence Technologies, Inc.	Russell Implementation Services, Inc.
Depository Trust Co.	R.R. Donnelley and Sons Company
Eagle Investment Systems	Standard & Poor's Securities Evaluations, Inc.
Electra Securities Transaction and Reconciliation System (STaARS)	State Street
EzE Castle Software LLC	SunGard PTA
FactSet Research Systems	Thompson Baseline
Financial Tracking, LLC	Vestek
Fiserve (formally Check Free Investment Services)	Wolters Kluwer Financial Service
Glass Lewis & Co.

Any agreement by which any Fund or any party acting on behalf of the Fund agrees to provide Fund portfolio information to a third party, other than a third party identified in the policy described above, must be approved prior to information being provided to the third party, unless the third party is a regulator or has a duty to maintain the confidentiality of such information and to refrain from using such information to engage in securities transactions. A written record of approval will be made by the person granting approval.

The Fund may also disclose to Edge, non-public portfolio holdings information relating to the underlying funds in which the SAM portfolios invest to facilitate Edge's management of the SAM portfolios. Edge may use underlying fund portfolio holdings information of funds managed by unaffiliated advisory firms solely for the purpose of managing the
SAM portfolios.

The Fund's non-public portfolio holdings information policy applies without variation to individual investors, institutional investors, intermediaries that distribute the Fund's shares, third party service providers, rating and ranking organizations, and affiliated persons of the Fund. Neither the Fund nor Principal nor any other party receive compensation in connection with the disclosure of Fund portfolio information. The Fund's CCO will periodically, but no less frequently than annually, review the Fund's portfolio holdings disclosure policy and recommend changes the CCO believes are appropriate, if any, to the Fund's Board of Directors. In addition, the Fund's Board of Directors must approve any change in the Fund's portfolio holdings disclosure policy that would expand the distribution of such information.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors has delegated responsibility for decisions regarding proxy voting for securities held by each
Fund to the Fund’s Manager or to that Fund's Sub-Advisor or Sub-Sub-Advisor, as appropriate. The Sub-Advisor, or
Sub-Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix B. Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval.

The Principal LifeTime Funds and SAM Portfolios invest in shares of other Funds. Principal is authorized to vote proxies related to the underlying funds. If an underlying fund holds a shareholder meeting, in order to avoid any potential conflict of interest, Principal will vote shares of such fund on any proposal submitted to the fund's shareholders in the same proportion as the votes of other shareholders of the underlying fund.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2009, is available, without charge, upon request, by calling 1-800-222-5852 or on the SEC website at http://www.sec.gov.

FINANCIAL STATEMENTS

The financial statements of the Fund at October 31, 2009, are incorporated herein by reference to the Funds’ most recent Annual Report to Shareholders filed with the SEC on Form N-CSR.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP (233 South Wacker Drive, Chicago, IL 60606), independent registered public accounting firm, is the independent registered public accounting firm for the Fund Complex.

GENERAL INFORMATION

MidCap S&P 400 Index Fund, LargeCap S&P 500 Index Fund, and SmallCap S&P 600 Index Fund Only. The
Funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, a division of The McGraw-Hill
Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to Fund shareholders or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index, S&P MidCap 400 Index, or S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to the Principal Life Insurance Company and Principal is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index, S&P MidCap 400 Index, and S&P SmallCap 600 Index
which are determined, composed, and calculated by S&P without regard to Principal Life Insurance Company,
Principal, or the Funds. S&P has no obligation to take the needs of Principal Life Insurance Company, Principal or
Fund shareholders into consideration in determining, composing or calculating the S&P 500 Index, the S&P MidCap
400 Index, or the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, S&P
MIDCAP 400 INDEX, OR S&P SMALLCAP 600 INDEX OR ANY DATA CONTAINED THEREIN AND S&P SHALL
HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO
WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL LIFE INSURANCE
COMPANY, PRNCIPAL, FUND SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF
THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX, OR THE S&P SMALLCAP 600 INDEX OR ANY DATA
INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIES WARRANTIES, AND EXPRESSLY DISCLAIMS
ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH
RESPECT TO THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALLCAP 600 INDEX OR ANY
DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE
ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST
PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PORTFOLIO MANAGER DISCLOSURE
(as provided by the Investment Advisors)

This section contains information about portfolio managers and the other accounts they manage, their compensation, and their ownership of securities. For information about potential material conflicts of interest, see Brokerage
Allocation and Other Practices - Allocation of Trades.

Information in this section is as of October 31, 2009, unless otherwise noted.

Advisor: Principal Management Corporation

Other Accounts Managed

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
Michael P. Finnegan: Principal LifeTime Strategic Income,	N/A	N/A	N/A	N/A
2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050,
2055 Funds
Registered investment companies	6	$309 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Randy L. Welch: Principal LifeTime Strategic Income,	N/A	N/A	N/A	N/A
2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050,
2055 Funds
Registered investment companies	6	$309 million	0	$0
Other pooled investment vehicles	11	$35 million	0	$0
Other accounts	0	$0	0	$0

James W. Fennessey: Principal LifeTime Strategic	N/A	N/A	N/A	N/A
Income, 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045,
2050, 2055 Funds
Registered investment companies	6	$309 million	0	$0
Other pooled investment vehicles	11	$35 million	0	$0
Other accounts	0	$0	0	$0

Mariateresa Monaco: International I, International Value I,	N/A	N/A	N/A	N/A
LargeCap Blend II, LargeCap Growth I, LargeCap Growth II,
LargeCap Value I, LargeCap Value III, MidCap Growth III,
MidCap Value I, SmallCap Growth I, SmallCap Growth II,
SmallCap Value I, SmallCap Value II
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Compensation is predominantly composed of a salary that is reviewed annually. Annual bonuses are driven by company and business unit performance. Fund performance is taken into account when determining bonuses.
Specifically, fund performance relative to peers over 1-, 3-, and 5-year time periods is taken into consideration. No part of salary, bonus, or retirement plan compensation is tied to asset levels.

Contribution to our overall investment process is an important consideration as well. Sharing ideas, working effectively with team members and being a good corporate citizen are important components of our long-term success and are highly valued.

All employees of Principal, including portfolio managers, are eligible to participate in a 401(k) plan sponsored by
Principal Financial Group. In addition, all employees are eligible to purchase Principal Financial Group stock through an employee stock purchase plan. Some employees are also eligible to participate in a non-qualified plan and Long
Term Incentive Pay programs.

Principal Management Corporation offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for equity investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The incentive component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks. Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly. The remaining portion of incentive compensation is discretionary, based on a combination of team results and individual contributions. Among senior team members a portion of variable earnings are structured as deferred compensation, subject to three year vesting. Deferred compensation takes the form of a combination of direct investment in equity funds managed by the team as well as PFG restricted stock.

Ownership of Securities
For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by
Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -
$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
Michael P. Finnegan	Principal LifeTime Strategic Income Fund	None
	Principal LifeTime 2010 Fund	None
	Principal LifeTime 2015 Fund	None
	Principal LifeTime 2020 Fund	None
	Principal LifeTime 2025 Fund	None
	Principal LifeTime 2030 Fund	None
	Principal LifeTime 2035 Fund	None
	Principal LifeTime 2040 Fund	$10,001 - $50,000
	Principal LifeTime 2045 Fund	None
	Principal LifeTime 2050 Fund	None
	Principal LifeTime 2055 Fund	None
Randy L. Welch	Principal LifeTime Strategic Income Fund	None
	Principal LifeTime 2010 Fund	None
	Principal LifeTime 2015 Fund	None
	Principal LifeTime 2020 Fund	None
	Principal LifeTime 2025 Fund	None

	Principal LifeTime 2030 Fund	$10,001 - $50,000
	Principal LifeTime 2035 Fund	None
	Principal LifeTime 2040 Fund	None
	Principal LifeTime 2045 Fund	None
	Principal LifeTime 2050 Fund	None
	Principal LifeTime 2055 Fund	None
James W. Fennessey	Principal LifeTime Strategic Income Fund	None
	Principal LifeTime 2010 Fund	None
	Principal LifeTime 2015 Fund	None
	Principal LifeTime 2020 Fund	None
	Principal LifeTime 2025 Fund	None
	Principal LifeTime 2030 Fund	None
	Principal LifeTime 2035 Fund	None
	Principal LifeTime 2040 Fund	None
	Principal LifeTime 2045 Fund	None
	Principal LifeTime 2050 Fund	None
	Principal LifeTime 2055 Fund	None
Mariateresa Monaco	International Fund I	None
	International Value Fund I	None
	LargeCap Blend Fund II	None
	LargeCap Growth Fund I	None
	LargeCap Growth Fund II	None
	LargeCap Value Fund I	None
	LargeCap Value Fund III	None
	MidCap Growth Fund III	None
	MidCap Value Fund I	None
	SmallCap Growth Fund I	None
	SmallCap Growth Fund II	None
	SmallCap Value Fund I	None
	SmallCap Value Fund II	None

Sub-Advisor: AllianceBernstein L.P. Other Accounts Managed

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
Christopher Marx: LargeCap Value Fund III	N/A	N/A	N/A	N/A
Registered investment companies	41	$6.9 billion	1	$3.6 billion
Other pooled investment vehicles	52	$1.4 billion	0	0
Other accounts	33,263	$23.0 billion	8	$584 million

John D. Phillips, Jr.: LargeCap Value Fund III	N/A	N/A	N/A	N/A
Registered investment companies	41	$6.9 billion	1	$3.6 billion
Other pooled investment vehicles	52	$1.4 billion	0	0
Other accounts	33,263	$23.0 billion	8	$584 million

Joseph G. Paul: LargeCap Value Fund III	N/A	N/A	N/A	N/A
Registered investment companies	90	$28.6 billion	3	$6.6 billion
Other pooled investment vehicles	178	$15.5 billion	1	$277 million
Other accounts	33,739	$72.4 billion	67	$6.1 billion

David Yuen: LargeCap Value Fund III	N/A	N/A	N/A	N/A
Registered investment companies	88	$26.6 billion	3	$6.6 billion
Other pooled investment vehicles	141	$15.3 billion	1	$277 million
Other accounts	33,735	$72.1 billion	67	$61. billion

Bruce K. Aronow: SmallCap Growth Fund I	N/A	N/A	N/A	N/A
Registered investment companies	9	$2.7 billion	0	$0
Other pooled investment vehicles	3	$79 million	0	$0
Other accounts	27	$1.3 billion	3	$267 million

N. Kumar Kirpalani: SmallCap Growth Fund I	N/A	N/A	N/A	N/A
Registered investment companies	5	$1.9 billion	0	$0
Other pooled investment vehicles	1	$74 million	0	$0
Other accounts	22	$857 million	3	$267 million

Samantha S. Lau: SmallCap Growth Fund I	N/A	N/A	N/A	N/A
Registered investment companies	5	$1.9 billion	0	$0
Other pooled investment vehicles	1	$74 million	0	$0
Other accounts	22	$857 million	3	$267 million

Wen-Tse Tseng: SmallCap Growth Fund I	N/A	N/A	N/A	N/A
Registered investment companies	5	$1.9 billion	0	$0
Other pooled investment vehicles	1	$74 million	0	$0
Other accounts	22	$857 million	3	$267 million

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

AllianceBernstein recruits and retains outstanding individuals both by offering attractive financial incentives and by providing a highly stimulating work environment characterized by intellectual challenge, variety and a high level of personal independence within the framework of a clear and disciplined investment process. The effectiveness of compensation and incentives are under constant review.

Compensation is typically paid in the form of base salary and a performance bonus. A portion of the bonus is deferred. The mix of different elements varies from person to person, with the element of deferred compensation typically more significant for more senior members of the firm. The aim is to pay compensation which is highly competitive within the industry.

Bonuses are based on evaluation of our investment professionals using a range of criteria that is not formulaic.
Analysts, for example, are assessed on the basis of a ranking by Chief Investment Officers and Directors of Research
from around the world. Their evaluation is based on factors including the contribution made by the analyst to alpha, their breadth and depth of research knowledge, and their attention to issues that can drive the performance of the stocks that they follow. Portfolio managers are assessed by the Chief Investment Officers to whom they report on their involvement in the research process and in other aspects of portfolio management; their success in establishing and maintaining client relationships and their contribution to team effectiveness.

The results of this evaluation help determine annual compensation, but individual elements of compensation are not mechanically determined. This balanced approach to appraisal and compensation helps to maintain the integrity of our investment approach by ensuring, for example, that investment professionals are not tempted to chase short-term performance.

Portfolio Manager Compensation
The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals'
annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan
("deferred awards"): The Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, will be offered in the form of
AllianceBernstein's publicly traded units, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment.

Ownership of Securities
For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by
Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -
$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
Joseph G. Paul	LargeCap Value Fund III	None
Christopher Marx	LargeCap Value Fund III	None
John D. Phillips, Jr.	LargeCap Value Fund III	None
David Yuen	LargeCap Value Fund III	None
Bruce K. Aronow	SmallCap Growth Fund I	None
N. Kumar Kirpalani	SmallCap Growth Fund I	None
Samantha S. Lau	SmallCap Growth Fund I	None
Wen-Tse Tseng	SmallCap Growth Fund I	None

Sub-Advisor: American Century Other Accounts Managed

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
Prescott LeGard: LargeCap Growth Fund II	N/A	N/A	N/A	N/A
Registered investment companies	6	$5.1 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	4	$783.4 million	0	$0

Gregory Woodhams: LargeCap Growth Fund II	N/A	N/A	N/A	N/A
Registered investment companies	7	$5.1 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	5	$784.3 million	0	$0

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. As of October 31, 2009, it includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

BASE SALARY
Portfolio managers receive base pay in the form of a fixed annual salary.

BONUS
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one- and three-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups.
Beginning in 2008, American Century began placing increased emphasis on long-term performance and is phasing in five-year performance comparison periods. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.

Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other
American Century mutual funds. This is the case for the LargeCap Growth Fund II. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable
American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of LargeCap Growth Fund II is not separately considered in determining portfolio manager compensation.

A second factor in the bonus calculation relates to the performance of a number of American Century funds managed according to one of the following investment styles: U.S. growth, U.S. value, international and fixed-income.
Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

RESTRICTED STOCK PLANS
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

DEFERRED COMPENSATION PLANS
Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Ownership of Securities
For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by
Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -
$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
Prescott LeGard	LargeCap Growth Fund II	None
Gregory Woodhams	LargeCap Growth Fund II	None

Sub-Advisor: AXA Rosenberg Other Accounts Managed

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
William E. Ricks: International Value Fund I	N/A	N/A	N/A	N/A
Registered investment companies	19	$4.0 billion	6	$1.7 billion
Other pooled investment vehicles	21	$3.5 billion	1	$4 million
Other accounts	197	$23.5 billion	36	$5.8 billion

Kathleen Houssels: International Value Fund I	N/A	N/A	N/A	N/A
Registered investment companies	19	$4.0 billion	6	$1.7 billion
Other pooled investment vehicles	21	$3.5 billion	1	$4 million
Other accounts	197	$23.5 billion	36	$5.8 billion

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

AXA Rosenberg compensates Dr. Ricks for his management of International Value Fund I. His compensation consists of base salary, bonus and deferred compensation. All compensation components are fixed, and are not based on the performance of International Value Fund I.

AXA Rosenberg's investment professionals' total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including AXA Rosenberg's overall profitability. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Among the factors included in this annual assessment are: (i) contribution to business results and overall business strategy; (ii) success of marketing/business development efforts and client servicing; and (iii) the relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance). Furthermore, an investment professional's seniority/length of service with the firm and management and supervisory responsibilities are relevant to compensation decisions.

Ownership of Securities
For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by
Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -
$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
William E. Ricks	International Value Fund I	None
Kathleen Houssels	International Value Fund I	None

Sub-Advisor: Barrow, Hanley, Mewhinney & Strauss Other Accounts Managed

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
James P. Barrow: MidCap Value Fund III	N/A	N/A	N/A	N/A
Registered investment companies	13	$27.9 billion	3	$25.3 billion
Other pooled investment vehicles	2	$244 million	0	$0
Other accounts	28	$2.3 billion	0	$0

Mark Giambrone: MidCap Value Fund III	N/A	N/A	N/A	N/A
Registered investment companies	8	$2.3 billion	1	$2.1 billion
Other pooled investment vehicles	2	$244 million	0	$0
Other accounts	40	$1.8 billion	0	$0

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semiannually.
Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Adviser will increase over time, if and when assets continue to grow through competitive performance.

Ownership of Securities
For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by
Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -
$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

				Dollar Range of
	Funds Managed by Portfolio Manager			Securities Owned by the
Portfolio Manager	(list each fund on its own line)			Portfolio Manager
James P. Barrow	MidCap Value Fund III			None
Mark Giambrone	MidCap Value Fund III			None

Sub-Advisor: BlackRock Financial Management, Inc.

Other Accounts Managed

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
Stuart Spodek: Inflation Protection Fund	N/A	N/A	N/A	N/A
Registered investment companies	12	$5.54 billion	0	$0
Other pooled investment vehicles	12	$2.58 billion	3	$1.38 billion
Other accounts	70	$21.2 billion	9	$1.96 billion

Brian Weinstein: Inflation Protection Fund	N/A	N/A	N/A	N/A
Registered investment companies	7	$3.61 billion	0	$0
Other pooled investment vehicles	43	$6.63 billion	3	$870 million
Other accounts	141	$45.6 billion	21	$3.34 billion

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Portfolio Manager Compensation Overview
BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term
Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the
Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock's Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund include a combination of market-based indices (e.g., Citigroup 1-Year
Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Barclays Capital Global Real: U.S. Tips Index), certain customized indices and certain fund industry peer groups.

BlackRock's Chief Investment Officers make a subjective determination with respect to the portfolio managers'
compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc.
restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan ("LTIP") - The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of
BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Spodek and Weinstein have each received awards under the LTIP.

Deferred Compensation Program - A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm's investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Spodek and Weinstein have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans - BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a
5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Ownership of Securities
For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by
Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -
$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
Stuart Spodek	Inflation Protection Fund	None
Brian Weinstein	Inflation Protection Fund	None

Sub-Advisor: Brown Investment Advisory Incorporated Other Accounts Managed

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
Kenneth M. Stuzin: LargeCap Growth Fund I	N/A	N/A	N/A	N/A
Registered investment companies:	1	$77 million	0	$0
Other Pooled Funds	2	$80 million	0	$0
Other accounts	541	$1.6 billion	0	$0

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

The portfolio manager of the Sub-Advisor receives a compensation package that includes a base salary and variable incentive bonus. A portfolio manager who is also a member of the Sub-Advisor’s management team maintains a significant equity interest in Brown Advisory Holdings Incorporated. The incentive bonus is subjective. It takes into consideration a number of factors including but not limited to performance, client satisfaction and service and the profitability of the Sub-Advisor’s business. When evaluating a portfolio manager’s performance the Sub-Advisor compares the pre-tax performance of a portfolio manager’s accounts to a relative broad-based market index over a trailing 1, 3, and 5 year time period. The performance bonus is distributed at calendar year-end based on, among other things, the pre-tax investment return over the prior 1,3, and 5 year periods.

Accounts managed in the large-cap growth equity strategy are typically compared to the Russell 1000 Growth Index.

All portions of a portfolio manager’s compensation package are paid by the Sub-Advisor and not by any client account.

Ownership of Securities
For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by
Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -
$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

	Funds Managed by Portfolio Manager	Dollar Range of Securities
Portfolio Manager	(list each fund on its own line)	Owned by the Portfolio Manager
Kenneth M. Stuzin	LargeCap Growth Fund I	None

Sub-Advisor: Causeway Capital Management LLC Other Accounts Managed

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
Sarah H. Ketterer: International Value Fund I	N/A	N/A	N/A	N/A
Other registered investment companies	4	$3.2 billion	0	$0
Other pooled investment vehicles	6	$799 million	0	$0
Other accounts	56	$5.1 billion	1	$364 million

Harry W. Hartford: International Value Fund I	N/A	N/A	N/A	N/A
Other registered investment companies	4	$3.2 billion	0	$0
Other pooled investment vehicles	6	$799 million	0	$0
Other accounts	62	$5.1 billion	1	$364 million

James A. Doyle: International Value Fund I	N/A	N/A	N/A	N/A
Other registered investment companies	4	$3.2 billion	0	$0
Other pooled investment vehicles	6	$799 million	0	$0
Other accounts	57	$5.1 billion	1	$364 million

Jonathan P. Eng: International Value Fund I	N/A	N/A	N/A	N/A
Other registered investment companies	4	$3.2 billion	0	$0
Other pooled investment vehicles	6	$799 million	0	$0
Other accounts	54	$5.1 billion	1	$364 million

Kevin Durkin: International Value Fund I	N/A	N/A	N/A	N/A
Other registered investment companies	4	$3.2 billion	0	$0
Other pooled investment vehicles	6	$799 million	0	$0
Other accounts	52	$5.1 billion	1	$364 million

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Ms. Ketterer and Mr. Hartford, the chief executive officer and president of Causeway, respectively, receive annual salary and are entitled, as controlling owners of the firm, to distributions of the firm’s profits based on their ownership interests. They do not receive incentive compensation. Messrs. Doyle, Eng and Durkin receive salary, incentive compensation and distributions of firm profits based on their minority ownership interests. Salary and incentive compensation are determined by the firm’s Operating Committee, led by Ms. Ketterer and Mr. Hartford, weighing a variety of objective and subjective factors. No specific formula is used and salary and incentive compensation are not based on the specific performance of the Fund or any single client account managed by Causeway. The following factors are among those considered in determining incentive compensation: individual research contribution, portfolio management contribution, group research contribution and client service contribution.

Ownership of Securities
For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by
Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -
$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager			Securities Owned by the
Portfolio Manager	(list each fund on its own line)			Portfolio Manager
Sarah H. Ketterer	International Value Fund I			None
Harry W. Hartford	International Value Fund I			None
James A. Doyle	International Value Fund I			None
Jonathan P. Eng	International Value Fund I			None
Kevin Durkin	International Value Fund I			None

Sub-Advisor: ClearBridge Advisors, LLC
Other Accounts Managed

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
Michael Kagan: LargeCap Blend Fund II	N/A	N/A	N/A	N/A
Registered investment companies	6	$5.5 billion	1	$490 million
Other pooled investment vehicles	3	$90 million	0	$0
Other accounts	5,065	$890 million	0	$0
Scott Glasser: LargeCap Blend Fund II	N/A	N/A	N/A	N/A
Registered investment companies	7	$6.9 billion	0	$0
Other pooled investment vehicles	6	$150 million	0	$0
Other accounts	36,658	$6.6 billion	0	$0

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund's investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager's compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

ClearBridge investment professionals receive base salary, other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

ClearBridge has incentive and deferred compensation plans (the "Plans") for its investment professionals, including the fund's portfolio manager(s) and research analysts. The Plans are designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Additionally, the deferred plans are designed to retain its investment professionals and reward long-term performance.

Incentive Compensation
Investment performance is the key component in determining the final incentive award for all of ClearBridge's investment professionals. A portfolio manager's initial incentive award is based on the investment professional's ongoing contribution to ClearBridge's investment and business results and externally measured competitive pay practices for the portfolio manager's position/experience within the firm. This award is then adjusted upward or downward based on investment performance during the most recent year over a rolling 1, 3, and 5 year time period.
Product performance is ranked among a "peer group" of non-ClearBridge investment managers and the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund's prospectus to which the fund's average annual total returns are compared).

The peer group of non-ClearBridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by ClearBridge) relevant peer group performance and ranking data (e.g., primarily Lipper or Callan) .

The 1, 3, and 5 year performance versus benchmark and peer group approximate effective weightings are 35% for trailing 1 year performance, 50% for trailing 3 year performance, and 15% for trailing 5 year performance.

Lastly, the incentive award for an investment professional may also be adjusted by ClearBridge's Chief Investment
Officer and Chief Operating Officer based on other qualitative factors such as contribution to the firm and the development of investment staff.

For ClearBridge's centralized research professionals, there is an annual incentive compensation plan with a combined scorecard based on portfolio manager questionnaires/surveys, stock picking performance, and contribution to the firm.
The analyst's stock picks are tracked on a formal basis through Factset and make up a portion of the analyst's overall scorecard performance. These stock picks are measured versus their respective sector indexes.

Deferred Award
Up to 20% of an investment professional's annual incentive compensation is subject to deferral. For portfolio managers, one-quarter of this deferral is invested in their primary managed product, one-quarter in a composite portfolio of the firm's new products, and one-quarter in up to 14 elected proprietary ClearBridge managed funds.
Consequently, portfolio managers potentially could have 50% of their deferred award amount tracking the performance of their primary managed product. The final one-quarter of the deferral is received in the form of Legg
Mason restricted stock shares.

For centralized research analysts, one-half of their deferral is invested in up to 14 elected proprietary funds, while one-
quarter is invested in the new product composite and the remaining one-quarter is received in the form of Legg Mason restricted stock shares.

Legg Mason then makes a company investment in the proprietary ClearBridge-managed funds equal to the deferral amounts by fund. This investment is a company asset held on the Legg Mason balance sheet and paid out to the employees in shares upon vesting over a four year deferral period.

Ownership of Securities
For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by
Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -
$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
Scott Glasser	LargeCap Blend Fund II	None
Michael Kagan	LargeCap Blend Fund II	None

Sub-Advisor: Columbus Circle Investors
Other Accounts Managed

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
Anthony Rizza: LargeCap Growth Fund	N/A	N/A	N/A	N/A
Registered investment companies	12	$4.4 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	139	$5.5 billion	3	$168 million

Thomas J. Bisighini: LargeCap Growth Fund	N/A	N/A	N/A	N/A
Registered investment companies	12	$4.4 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	139	$5.5 billion	3	$168 million

Clifford G. Fox: MidCap Growth Fund and	N/A	N/A	N/A	N/A
SmallCap Growth Fund I
Registered investment companies	9	$669 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	107	$2.0 billion	1	$32 million

Michael Iacono: MidCap Growth Fund	N/A	N/A	N/A	N/A
Registered investment companies	3	$326 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	77	$1.1 billion	0	$0

Katerina Wasserman: MidCap Growth Fund and	N/A	N/A	N/A	N/A
SmallCap Growth Fund I
Registered investment companies	6	$343 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	77	$1.1 billion	1	$32 million

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Columbus Circle Investors seeks to maintain a competitive compensation program based on investment management industry standards to attract and retain superior investment professionals. Compensation structure is comprised of the following:

• Base Salary. Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager. The firm’s goal is to maintain competitive base salaries through an annual review process, which includes an analysis of industry standards, market conditions, and salary surveys.

• Bonus. Each portfolio manager is eligible to receive an annual bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus compensation is based upon the performance of the investment strategy for which the portfolio manager is responsible and the role the portfolio manager plays in that performance, plus the value to the firm that the strategy the portfolio manager has provided. Value to the firm is related to the assets under management that employ the portfolio manager’s strategy as well as the part that success and the portfolio manager personally play in overall firm success. Portfolio managers who are partners receive quarterly bonus compensation based upon overall revenue generated by the products for which they are responsible.

• Equity Payments. Portfolio managers who are partners of CCI receive quarterly distributions based upon their equity ownership share and firm profitability. We believe this structure allows us to retain highly qualified portfolio managers, as it provides the opportunity to share directly in the success of the business.

Each portfolio manager is eligible to participate in a competitive benefits package including health and retirement benefits [in the form of a 401(k) plan], which are available to all of Columbus Circle employees.

Ownership of Securities
For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by
Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -
$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
Anthony Rizza	LargeCap Growth Fund	None
Thomas J. Bisighini	LargeCap Growth Fund	None
Clifford G. Fox	MidCap Growth Fund	None
	SmallCap Growth Fund I	None
Michael Iacono	MidCap Growth Fund	None
Katerina Wasserman	MidCap Growth Fund	None
	SmallCap Growth Fund I	None

Sub-Advisor: Dimensional Fund Advisors LP Other Accounts Managed

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
Stephen A. Clark: SmallCap Value Fund II	N/A	N/A	N/A	N/A
Registered investment companies	30	$41.5 billion	0	$0
Other pooled investment vehicles	7	$5.4 billion	1	$211 million
Other accounts	47	$3.5 billion	0	$0

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of the Sub-Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolio or other Accounts that the portfolio managers manage. The Sub-Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its
Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

• Base salary. Each portfolio manager is paid a base salary. The Sub-Advisor considers the factors described above to determine each portfolio manager’s base salary.
• Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Sub-Advisor as determined from time to time by the Board of Directors of the Sub-Advisor or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers are given the option of participating int he Sub-Advisor’s Long-Term Incentive Plan.
The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategy or any particular client account.

Ownership of Securities
For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by
Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -
$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
Stephen A. Clark	SmallCap Value Fund II	None

Sub-Advisor: Edge Asset Management, Inc. Other Accounts Managed

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
Mark Denkinger: High Yield Fund	N/A	N/A	N/A	N/A
Registered investment companies	4	$5.0 billion	0	$0
Other pooled investment vehicles	2	$4.0 billion	0	$0
Other accounts	19	$5.8 billion	3	$1.4 billion

Darrin Smith: High Yield Fund	N/A	N/A	N/A	N/A
Registered investment companies	4	$5.0 billion	0	$0
Other pooled investment vehicles	2	$4.0 billion	0	$0
Other accounts	19	$5.8 billion	3	$1.4 billion

2

John R. Friedl: Income Fund	N/A	N/A	N/A	N/A
Registered investment companies	2	$1.3 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Joseph T. Suty: Equity Income Fund	N/A	N/A	N/A	N/A
Registered investment companies	2	$2.3 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Scott Peterson: Government & High Quality Bond and
Short-Term Income Funds	N/A	N/A	N/A	N/A
Registered investment companies	0	N/A	0	N/A
Other pooled investment vehicles	0	N/A	0	N/A
Other accounts	0	N/A	0	N/A

David W. Simpson: Equity Income Fund	N/A	N/A	N/A	N/A
Registered investment companies	2	$2.3 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Phillip M. Foreman: Principal Capital Appreciation Fund	N/A	N/A	N/A	N/A
Registered investment companies	2	$974.3 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Charlie Averill: SAM Balanced, SAM Conservative	N/A	N/A	N/A	N/A
Balanced, SAM Conservative Growth, SAM Flexible Income,
and SAM Strategic Growth Portfolios (as of 1/1/10)
Registered investment companies	2	$10.2 billion	0	$0
Other pooled investment vehicles	0		$0	$0
Other accounts	0		$0	$0

Jill Cuniff: SAM Balanced, SAM Conservative Balanced,	N/A	N/A	N/A	N/A
SAM Conservative Growth, SAM Flexible Income, and SAM
Strategic Growth Portfolios
Registered investment companies	1	$9.9 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Todd Jablonski: SAM Balanced, SAM Conservative	N/A	N/A	N/A	N/A
Balanced, SAM Conservative Growth, SAM Flexible Income,
and SAM Strategic Growth Portfolios (as of 1/1/10)
Registered investment companies	2	$ 10.2 billion	0	$0
Other pooled investment vehicles	0	$0	0	$ 0
Other accounts	0	$0	0	$ 0

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Edge Asset Management offers a globally competitive salary and incentive compensation plan that is evaluated annually relative to other top-tier asset management firms. Percentages of base salary versus performance bonus vary by position but are based on national market data and are consistent with industry standards. Total cash compensation is targeted to be consistent with the national averages. The incentive compensation is well aligned with client goals and objectives with the primary driver for incentive compensation for our investment professionals being investment performance relative to appropriate client benchmarks and peer groups.

The incentive-based portion of the Portfolio Managers' compensation is determined by an evaluation of their professional performance and investment performance. Professional performance is assessed by reference to a
Portfolio Manager's satisfaction of goals such as those related to compliance, team contribution, and quality and intensity of research, and is inherently subjective. Investment performance is based on a comparison of the Portfolio
Manager's investment performance with the performance of peer groups. Each Portfolio Manager's performance is based on the percentile rankings of the Principal Funds, Inc. ("PFl Funds") or PFI Strategic Asset Management
("SAM") Fund for which the manager is primarily responsible as well as the PFI SAM Fund to whose management the manager contributes, with the performance of the primary PFI Fund or PFI SAM Fund being weighted more heavily.
Incentive compensation can be targeted up to 125% of a portfolio manager's total compensation.

In addition, Portfolio Managers may receive additional compensation in the form of long-term incentive awards, depending on the position, either non-qualified stock option grants of Principal Financial Group common stock or a combination of performance shares and options to eligible participants who obtain high performance levels in the preceding year. The grant is based on the preceding year's performance. Participation each year will depend on individual performance levels. Actual number of options granted will be based on level of performance. All Portfolio
Managers are eligible to participate in the firm's standard employee health and welfare programs, including retirement.

Although the Anchor Series Trust Asset Allocation Portfolio is managed similarly to other accounts managed by Edge
Asset Management, Inc., Portfolio Manager compensation is not based on the investment performance of the Anchor
Series Trust Asset Allocation Portfolio.

Ownership of Securities
For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by
Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -
$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
Mark Denkinger	High Yield Fund	None
Darrin Smith	High Yield Fund	$10,001-$50,000
John R. Friedl	Income Fund	None
Joseph T. Suty	Equity Income Fund	$1-$10,000
Scott Peterson	Government & High Quality Bond Fund	$10,001-$50,000
	Short-Term Income Fund	None

David W. Simpson	Equity Income Fund	$100,001-$500,000
Philip M. Foreman	Principal Capital Appreciation Fund	$100,001-$500,000
Charlie Averill	SAM Balanced Portfolio	None
	SAM Conservative Balanced Portfolio	None
	SAM Conservative Growth Portfolio	None
	SAM Flexible Income Portfolio	None
	SAM Strategic Growth Portfolio	$100,001-$500,000
Jill Cuniff	SAM Balanced Portfolio	None
	SAM Conservative Balanced Portfolio	None
	SAM Conservative Growth Portfolio	None
	SAM Flexible Income Portfolio	None
	SAM Strategic Growth Portfolio	None
Todd Jablonski	SAM Balanced Portfolio	None
	SAM Conservative Balanced Portfolio	None
	SAM Conservative Growth Portfolio	None
	SAM Flexible Income Portfolio	None
	SAM Strategic Growth Portfolio	None

Sub-Advisor: Emerald Advisers, Inc.
Other Accounts Managed

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
Kenneth G. Mertz II: SmallCap Growth Fund II	N/A	N/A	N/A	N/A
Registered investment companies	2	$152 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	51	$969 million	1	$41 million

Stacey L. Sears: SmallCap Growth Fund II	N/A	N/A	N/A	N/A
Registered investment companies	1	$109 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	49	$945 million	1	$41 million

Joseph W. Garner: SmallCap Growth Fund II	N/A	N/A	N/A	N/A
Registered investment companies	1	$109 million	0	0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	49	$945 million	1	$41 million

Peter J. Niedland: SmallCap Growth Fund II	N/A	N/A	N/A	N/A
Registered investment companies	1	$109 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	49	$945 million	1	$41 million

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Emerald has a company-wide compensation/incentive plan. A consulting firm aided in the development of this plan.
The first stage was implemented in 1999, and included a salary grid structure for all employees and job titles. The firm’s Compensation Committee (which includes members of Emerald’s board of directors) can adjust an individual’s salary based on actual job performance. The salary grid points were chosen in concert with the Consultant following an industry review and comparison survey.

The second stage is a quarterly Bonus Plan that keys job performance to eligibility and amount. The “firm-wide”
component, which mandates whether or not the firm as a whole will pay yearly bonuses, is tied to the firm’s performance and was adopted beginning in 2000. Bonuses can range from zero to 300% of base salaries. If the firm’s performance is sufficient to warrant bonus payments, the Compensation Committee decides on a percentage payout of the eligible bonus pool to each operating area: Portfolio Management, Research, Marketing and Operations.

Finally, each unit’s Managing Director assigns specific employee bonus amounts from the eligible pool, based on quarterly performance reviews and the manager’s relative performance against the comparable index for rolling
Quarter, Year, and Five Year periods.

Emerald has consistently awarded or offered the purchase of direct equity ownership in the firm to key employees.
Emerald believes it has a competitive compensation/incentive structure relative to its industry based both on the involvement of the Consultant and the fact that we have consistently retained its key senior management staff over the long-term.

Ownership of Securities
For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by
Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -
$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
Kenneth G. Mertz II	SmallCap Growth Fund II	None
Stacey L. Sears	SmallCap Growth Fund II	None
Joseph W. Garner	SmallCap Growth Fund II	None
Peter J. Niedland	SmallCap Growth Fund II	None

Sub-Advisor: Essex Investment Management Company, LLC Other Accounts Managed

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
Nancy B. Prial: SmallCap Growth Fund II	N/A	N/A	N/A	N/A
Registered investment companies	3	$212 million	0	$0
Other pooled investment vehicles	5	$180 million	1	$1 million
Other accounts	34	$303 million	0	$0

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

The professionals at Essex are compensated by a three-tiered approach. First, all of the investment professionals have industry-competitive base salaries and receive a percentage of the firm's profits through a profit-sharing/pension plan. Second, Essex's professionals receive a year-end bonus based on their personal performance and Essex's composite performance relative to our peers and benchmark. Third, Essex offers a competitive benefit package including comprehensive family health coverage.

Essex’s yearly investment performance drives the portfolio managers’ incentive portion (“bonus”) of their compensation package. The portfolio managers’ bonus is based on their respective portfolios' absolute, relative, and risk-adjusted performance. Sixty percent of the evaluation is based on performance of the portfolios and 40% is based on teamwork, communication, and other subjective criteria. We also incent them on their 1,2 and 3 year performance track record.

As an added retention mechanism, Essex offers ownership to both existing and prospective employees. The current ownership structure allows Essex to capitalize a portion of its free cash flow each year and transform it into stock ownership. Essex envisions granting ownership as an additional incentive to the employees who contribute the greatest to the firm's future success.

Finally, Essex is committed to using a fundamental team approach and culture that encourages continuity among its investment professionals and makes a conscious effort to reward its team members accordingly.

Ownership of Securities
For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by
Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -
$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
Nancy B. Prial	SmallCap Growth Fund II	None

Sub-Advisor: Goldman Sachs Asset Management, L.P. Other Accounts Managed

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
Andrew Alford: LargeCap Blend Fund I	N/A	N/A	N/A	N/A
Registered investment companies	57	$14.0 billion	12	$2.0 billion
Other pooled investment vehicles	64	$11.0 billion	30	$4.5 billion
Other accounts	763	$49.1 billion	59	$21.5 billion

Katinka Domotorffy: LargeCap Blend Fund I	N/A	N/A	N/A	N/A
Registered investment companies	57	$14.0 billion	12	$2.0 billion
Other pooled investment vehicles	64	$11.0 billion	30	$4.5 billion
Other accounts	763	$49.1 billion	59	$21.5 billion

Kent Daniels: LargeCap Blend Fund I	N/A	N/A	N/A	N/A
Registered investment companies	57	$14.0 billion	12	$2.0 billion
Other pooled investment vehicles	64	$11.0 billion	30	$4.5 billion
Other accounts	763	$49.1 billion	59	$21.5 billion

Dolores Bamford: MidCap Value Fund I	N/A	N/A	N/A	N/A
Registered investment companies	46	$12.0 billion	0	$0
Other pooled investment vehicles	2	$177.7 million	2	$177.7 million
Other accounts	199	$10.0 billion	3	$167.1 million

Andrew Braun: MidCap Value Fund I	N/A	N/A	N/A	N/A
Registered investment companies	39	$1.1 billion	0	$0
Other pooled investment vehicles	2	$177.7 million	2	$177.7 million
Other accounts	182	$8.8 billion	2	$56.7 million

Scott Carroll: MidCap Value Fund I	N/A	N/A	N/A	N/A
Registered investment companies	46	$12.0 billion	0	$0
Other pooled investment vehicles	2	$177.7 million	2	$177.7 million
Other accounts	199	$10.0 billion	3	$167.1 million

Sean Gallagher: MidCap Value Fund I	N/A	N/A	N/A	N/A
Registered investment companies	39	$1.1 billion	0	$0
Other pooled investment vehicles	2	$177.7 million	2	$177.7 million
Other accounts	182	$8.8 billion	2	$56.7 million

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Portfolio Managers - Compensation (MidCap Value Fund I)
Value Team Base Salary and Performance Bonus.
The Goldman Sachs Asset Management, L.P.'s ("GSAM") Value Team ("Value Team") compensation package for its portfolio managers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager's individual performance and his or her contribution to overall team performance. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team's total revenues for the past year which in part is derived from advisory fees, and for certain accounts performance based fees. Anticipated compensation levels among competitor firms may also be considered, but are not a principal factor.

The performance bonus is significantly influenced by 3 year period of investment performance. The following criteria are considered:
• Individual performance (relative, absolute)
• Team performance (relative, absolute)
• Consistent performance that aligns with clients' objectives
• Achievement of top rankings (relative and competitive)

Other Compensation - In addition to base salary and performance bonus, GSAM has a number of additional benefits/
deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (ii)
investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to The Goldman Sachs
Group, Inc.'s overall financial performance.

Portfolio Managers - Compensation (LargeCap Blend Fund I)
Quantitative Domestic Equity Portfolio Management Teams Base Salary and Performance Bonus.
The GSAM provides compensation packages for its investment professionals, which are comprised of a base salary and a performance bonus. The year-end performance bonus is a function of each professional's individual performance; his or her contribution to the overall performance of the group; the performance of GSAM; the profitability of The Goldman Sachs Group, Inc.; and anticipated compensation levels among competitor firms.

Portfolio management teams are rewarded for their ability to outperform a benchmark while managing risk exposure.
An individual's compensation depends on his/her contribution to the team as well as his/her ability to work as a member of the team.

The portfolio management team's performance measures are aligned with GSAM's goals to: (1) exceed benchmark over one-year and three year periods; (2) manage portfolios within a defined range around a targeted tracking error;
(3) perform consistently with objectives and client commitments; (4) achieve top tier rankings and ratings; and (5)
manage all similarly mandated accounts in a consistent manner.

Performance-related remuneration for portfolio managers is significantly influenced by the following criteria: (1) overall portfolio performance and consistency of performance over time; (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process.

In addition, detailed portfolio attribution is critical to the measurement process.

Other Compensation - In addition to base salary and performance bonus, the GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan;
and (ii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to The Goldman Sachs
Group, Inc.'s overall financial performance.

Ownership of Securities
For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by
Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -
$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
Andrew Alford	LargeCap Blend Fund I	None
Katinka Domotorffy	LargeCap Blend Fund I	None
Kent Daniels	LargeCap Blend Fund I	None
Dolores Bamford	MidCap Value Fund I	None
Andrew Braun	MidCap Value Fund I	None
Scott Carroll	MidCap Value Fund I	None
Sean Gallagher	MidCap Value Fund I	None

Sub-Advisor: Guggenheim Investment Management, LLC Other Accounts Managed

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
Patrick Mitchell: Global Diversified Income Fund	N/A	N/A	N/A	N/A
Registered investment companies	5	$537.9 million	0	$0
Other pooled investment vehicles	3	$136.5 million	1	$24.9 million
Other accounts	7	$405.3 million	4	$136.7 million

Richard Lindquist: Global Diversified Income Fund	N/A	N/A	N/A	N/A
Registered investment companies	5	$537.9 million	0	$0
Other pooled investment vehicles	3	$136.5 million	1	$24.9 million
Other accounts	7	$405.3 million	4	$136.7 million

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund's investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager's compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Guggenheim Portfolio Managers' compensation consists of the following elements: (i) Base Salary: the Portfolio
Managers are paid a fixed base salary by Guggenheim, which is set at a level determined to be appropriate based upon the individual's experience and responsibilities; and (ii) Annual Bonus: the portfolio managers are paid a discretionary annual bonus by Guggenheim, which is based on the overall performance and profitability of
Guggenheim, but not on performance of the portfolio or other accounts managed by the Portfolio Managers. The
Portfolio Managers also participate in benefit plans (e.g., health, dental, life) and programs generally available to all employees of the Guggenheim.

Principal Funds pays Guggenheim a fee based on the assets under management of the managed portfolio as set forth in an investment sub-advisory agreement between Guggenheim and Principal Funds. Guggenheim pays its investment professionals out of its total revenues and other sources, including the sub-advisory fees earned with respect to the portfolio.

Ownership of Securities
For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by
Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -
$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
Patrick Mitchell	Global Diversified Income Fund	None
Richard Lindquist	Global Diversified Income Fund	None

Sub-Advisor: Jacobs Levy Equity Management, Inc. Other Accounts Managed

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
Bruce Jacobs: MidCap Growth Fund III	N/A	N/A	N/A	N/A
Registered investment companies	4	$1.2 billion	0	$0
Other pooled investment vehicles	10	$1.1 billion	0	$0
Other accounts	61	$7.5 billion	16	$3.2 billion

Kenneth Levy: MidCap Growth Fund III	N/A	N/A	N/A	N/A
Registered investment companies	4	$1.2 billion	0	$0
Other pooled investment vehicles	10	$1.1 billion	0	$0
Other accounts	61	$7.5 billion	16	$3.2 billion

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Each portfolio manager receives a fixed salary and a percentage of the profits of the firm, which is based upon the portfolio manager’s ownership interest in the firm. The firm’s profits are derived from the fees it receives from client accounts. For most client accounts, the firm receives a fee based upon a percentage of assets under management
(the “Basic Fee”). For some accounts, the firm receives a fee that is adjusted based upon the performance of the account compared to a benchmark. The type of performance adjusted fee, the measurement period for the fee and the benchmark vary by client. Common benchmarks include the S&P 500, Russell 1000, Russell 2000 and Russell 3000.
In some cases, the Basic Fee is adjusted based upon the trailing returns (e.g., annualized trailing 12 quarter returns)
of the account relative to an annualized benchmark return plus a specified number of basis points. In other cases, the firm receives the Basic Fee and a percentage of the profits in excess of a benchmark plus a specified number of basis points.

Ownership of Securities
For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by
Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -
$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
Bruce Jacobs	MidCap Growth Fund III	None
Kenneth Levy	MidCap Growth Fund III	None

Sub-Advisor: J.P. Morgan Investment Management Inc. Other Accounts Managed

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
James P. Shanahan, Jr.: High Yield Fund I	N/A	N/A	N/A	N/A
Registered investment companies	3	$6.3 million	1	$0.1 million
Other pooled investment vehicles	7	$1.9 million	N/A	N/A
Other accounts	8	$0.8 million	N/A	N/A

James E. Gibson: High Yield Fund I	N/A	N/A	N/A	N/A
Registered investment companies	1	$4.5 million	1	$0.1 million
Other pooled investment vehicles	0	$0	N/A	N/A
Other accounts	0	$0	N/A	N/A

William J. Morgan: High Yield Fund I	N/A	N/A	N/A	N/A
Registered investment companies	3	$4.6 million	1	$0.1 million
Other pooled investment vehicles	8	$6.8 million	N/A	N/A
Other accounts	8	$0.7 million	N/A	N/A

Christopher T. Blum: SmallCap Value Fund I	N/A	N/A	N/A	N/A
Registered investment companies	19	$5.1 billion	N/A	N/A
Other pooled investment vehicles	3	$319.3 million	N/A	N/A
Other accounts	6	$217.6 million	N/A	N/A

Dennis S. Ruhl: SmallCap Value Fund I	N/A	N/A	N/A	N/A
Registered investment companies	13	$2.0 billion	N/A	N/A
Other pooled investment vehicles	3	$319.3 million	N/A	N/A
Other accounts	6	$217.6 million	N/A	N/A

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Compensation Philosophy
The long-term success of the firm depends in significant part on the talent of our employees. Our compensation program plays a significant role in our ability to attract, retain and motivate the highest quality workforce. The guiding principles of our compensation program are an acute focus on "pay for performance", shareholder alignment, sensitivity to the relevant market place and a disciplined compensation process. We believe that a compensation program based on those principles creates long-term value for our shareholders. We take into account our employees' absolute and relative performance compared to the general market and to the performance of our key competitors.

We rely heavily on our management, risk disciplines and review processes to generate honest, fair and objective evaluations of how our employees are performing. Our approach emphasizes the differentiation that may exist among performance categories. We acknowledge that any incentive compensation awarded is discretionary and not formulaic, and we apply a profitability-based bonus model to review our funding levels for compensation throughout the year to determine the appropriateness of those levels in light of the firm's performance. For those individuals who are on a commission-based program, all our plans allow for modification at any point in the year. We communicate periodically to our employees our decisions regarding accruals, compensation structures and delivery vehicles.

Specific to Investors
In addition to the pay mix for all employees who are eligible for an annual incentive reward, the investor population
(portfolio managers and research analysts) on a selective basis are subject to a mandatory deferral of compensation into the funds they manage. The goal of our Mandatory Investor Plan is to align the investors' pay with that of their client's experience and to provide a direct link between how the investors perform to how they are paid. This group of investors has up to 50% of their non-cash award provided in the form of JPMC Restricted Stock Units and 50%
deferred into the Mandatory Investor Plan. Of the 50% that is targeted for the Mandatory Investor Plan, the investors are required to invest a certain percentage (typically at least 20%) into the specific fund they manage as determined by their respective Investment Committee member. The remaining portion of the overall amount may be invested in any of the other funds available in the plan or can be placed into JPMC Restricted Stock Units. Similar to the rules governing JPMC Restricted Stock Units, the Mandatory Investor Plan requires that the investor participant remains employed by the firm throughout the vesting period.

Performance is the most critical factor in determining the amount, if any; incentive pay will be awarded to an investor.
Each investor's performance is evaluated annually based on several factors, including, but not limited to:
• Aggregate size of the investor's portfolios relative to the competition
• Blended investment performance relative to the competitive indices with investment performance generally weighted more to the long term
• Individual contribution relative to the client's risk and return objectives
• Adherence with the firm's compliance, risk and regulatory procedures

An individual performance assessment using the criteria above in addition to the overall performance of the business unit and investment team will be integrated into the final assessment of pay for an individual investor.

Following is an example that highlights a regular employee in Asset Management and an investor who participates in the Mandatory Investor Plan. The example assumes a pay mix of 80% cash and 20% equity.

Standard Pay Example
Total Annual Bonus	$200,000
Cash Bonus	$160,000
JPMC Restricted Stock Units	$40,000 (0% to 20% of total bonus)

Example of Mandatory Investor Plan
Total Annual Bonus	$200,000
Cash Bonus	$160,000
JPMC Restricted Stock Units	$20,000 (50% of Non-Cash Comp)
Mandatory Investor Plan	$20,000 (50% of Non-Cash Comp)

People Management
While pay is very important in attracting and retaining key talent to the firm, it is just one of the many elements we use to manage, motivate and develop our employees. A committed and motivated workforce maximizes productivity, ensures an efficient and pleasant work environment, and most importantly, contributes to achieving our client's investment goals. Our success in managing performance, ensuring career development, creating high standards of behavior and work/life balance, and implementing fair and robust compensation programs are the ways in which we make J.P. Morgan Asset Management a leader in the Asset Management industry.

Ownership of Securities
For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by
Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -
$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
James P. Shanahan, Jr.	High Yield Fund I	None
James E. Gibson	High Yield Fund I	None
William J. Morgan	High Yield Fund I	None
Christopher T. Blum	SmallCap Value Fund I	None
Dennis S. Ruhl	SmallCap Value Fund I	None

Sub-Advisor: Los Angeles Capital Management and Equity Research, Inc. Other Accounts Managed

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
Thomas D. Stevens: MidCap Value Fund I and	N/A	N/A	N/A	N/A
SmallCap Value Fund II
Registered investment companies	16	$1.8 billion	0	$0
Other pooled investment vehicles	1	$0	1	$66.6 million
Other accounts	34	$2.3 billion	7	$1.5 billion

Hal W. Reynolds: MidCap Value Fund I	N/A	N/A	N/A	N/A
Registered investment companies	16	$1.8 billion	0	$0
Other pooled investment vehicles	1	$0	1	$66.6 million
Other accounts	34	$2.3 billion	7	$1.5 billion

David R. Borger: MidCap Value Fund I and	N/A	N/A	N/A	N/A
SmallCap Value Fund II
Registered investment companies	16	$1.8 billion	0	$0
Other pooled investment vehicles	1	$0	1	$66.6 million
Other accounts	34	$2.3 billion	7	$1.5 billion

Stuart K. Matsuda: MidCap Value Fund I and	N/A	N/A	N/A	N/A
SmallCap Value Fund II
Registered investment companies	16	$1.8 billion	0	$0
Other pooled investment vehicles	1	$0	1	$66.6 million
Other accounts	34	$2.3 billion	7	$1.5 billion

Christine M. Kugler: MidCap Value Fund I and	N/A	N/A	N/A	N/A
SmallCap Value Fund II
Registered investment companies	16	$1.8 billion	0	$0
Other pooled investment vehicles	1	$0	1	$66.6 million
Other accounts	34	$2.3 billion	7	$1.5 billion

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

LA Capital receives a fee based on the assets under management of the MidCap Value I Fund and the SmallCap
Value III Fund as set forth in an investment sub-advisory agreement between LA Capital and Principal Funds, Inc. LA
Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the MidCap Value I Fund and the SmallCap Value III Fund.

Portfolio management compensation is composed of fixed salaries and bonuses based on merit, and is in no way tied to the performance or market value of the Funds. All portfolio managers are also principals in the firm and thus receive pro-rata ownership distributions of LA Capital's profits on a quarterly basis.

Ownership of Securities
For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by
Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -
$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
Thomas D. Stevens	MidCap Value Fund I	None
	SmallCap Value Fund II	None
Hal W. Reynolds	MidCap Value Fund I	None
	SmallCap Value Fund II	None
David R. Borger	MidCap Value Fund I	None
	SmallCap Value Fund II	None
Stuart K. Matsuda	MidCap Value Fund I	None
	SmallCap Value Fund II	None
Christine M. Kugler	MidCap Value Fund I	None
	SmallCap Value Fund II	None

Sub-Advisor: Mellon Capital Management Corporation Other Accounts Managed

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
Ronald P. Gala: MidCap Growth Fund III and	N/A	N/A	N/A	N/A
SmallCap Value Fund I
Registered investment companies	27	$7.0 billion	1	$4.6 billion
Other pooled investment vehicles	16	$1.5 billion	0	$0
Other accounts	96	$7.1 billion	6	$402 million

Adam T. Logan: MidCap Growth Fund III	N/A	N/A	N/A	N/A
Registered investment companies	27	$7.0 billion	1	$4.6 billion
Other pooled investment vehicles	16	$1.5 billion	0	$0
Other accounts	96	$7.1 billion	6	$402 million

Peter D. Goslin: SmallCap Value Fund I	N/A	N/A	N/A	N/A
Registered investment companies	27	$7.0 billion	1	$4.6 billion
Other pooled investment vehicles	16	$1.5 billion	0	$0
Other accounts	96	$7.1 billion	6	$402 million

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

The primary objectives of the Mellon Capital Management Corporation’s (“Mellon Capital’s”) compensation plans are to:
• Motivate and reward continued growth and profitability
• Attract and retain high-performing individuals critical to the on-going success of Mellon Capital
• Motivate and reward strong business/investment performance
• Create an ownership mentality for all employees

The investment professionals’ cash compensation is comprised primarily of a market-based base salary and (variable)
incentives (annual and long term). An investment professional’s base salary is determined by the employees’
experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual
Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital’s financial performance. The employees are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). These targets are derived based on a review of competitive market data for each position annually. Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed. Awards are paid in cash on an annual basis.

All key staff of Mellon Capital are also eligible to participate in the Mellon Capital Long Term Incentive Plan. These
positions have a high level of accountability and a large impact on the success of the business due to the position’s scope and overall responsibility. In addition, the participants have demonstrated a long-term performance track record and have the potential for a continued leadership role. This plan provides for an annual award, payable in cash after a three-year cliff vesting period. The value of the award increases during the vesting period based upon the growth in
Mellon Capital’s net income.

Mellon Capital’s portfolio managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds. The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.

Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation Deferred Compensation Plan for Employees.

Ownership of Securities
For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by
Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -
$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
Ronald P. Gala	MidCap Growth Fund III	None
	SmallCap Value Fund I	None
Adam T. Logan	MidCap Growth Fund III	None
Peter D. Goslin	SmallCap Value Fund I	None

Sub-Advisor: Montag & Caldwell, Inc. Other Accounts Managed

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
Ronald E. Canakaris: LargeCap Growth Fund II	N/A	N/A	N/A	N/A
Registered investment companies	5	$3.1 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	5	$765 million	0	$0

Grover C. Maxwell III: LargeCap Growth Fund II	N/A	N/A	N/A	N/A
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	22	$373 million	0	$0

Charles E. Markwalter: LargeCap Growth Fund II	N/A	N/A	N/A	N/A
Registered investment companies	2	$471 million	0	$0
Other pooled investment vehicles	13	$919 million	0	$0
Other accounts	16	$845 million	0	$0

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Compensation for the portfolio managers includes an annual fixed base salary plus incentive compensation, which may be significantly larger than the base salary.

Incentive compensation levels are subjectively determined by the Firm's Executive Committee, which is comprised of
Montag & Caldwell’s Chairman and President/Chief Executive Officer, and is based on the success of the firm in achieving clients’ investment objectives and providing excellent client service.

Montag & Caldwell does not employ performance-based compensation formulas and incentive compensation is not based on the performance or the value of assets held in the Fund's portfolio or in any other portfolio. Further, incentive compensation is not directly related to the size, growth or fees received from the management of any particular portfolio.

The portfolio managers may also participate in a bonus arrangement that is partially based on identifying new business prospects and obtaining new clients. Other components of the portfolio managers’ compensation include a
401(k) savings & profit sharing plan.

Ownership of Securities
For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by
Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -
$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of Securities
	Funds Managed by Portfolio Manager	Owned by the Portfolio
Portfolio Manager	(list each fund on its own line)	Manager
Ronald Canakaris	LargeCap Growth Fund II	None
Grover C. Maxwell III	LargeCap Growth Fund II	None
Charles E. Markwalter	LargeCap Growth Fund II	None

Sub-Advisor: Neuberger Berman Fixed Income, LLC (f/k/a Lehman Brothers Asset Management LLC) Other Accounts Managed

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
Ann H. Benjamin: High Yield Fund I	N/A	N/A	N/A	N/A
Registered investment companies	3	$844.8 million	0	$0
Other pooled investment vehicles	2	$827.5 million	0	$0
Other accounts	22	$4.7 billion	0	$0

Thomas P. O’Reilly: High Yield Fund I	N/A	N/A	N/A	N/A
Registered investment companies	3	$844.8 million	0	$0
Other pooled investment vehicles	2	$827.5 million	0	$0
Other accounts	22	$4.7 billion	0	$0

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

Portfolio Managers are typically compensated on the basis of a salary and an annual discretionary, performance-
based bonus. The amount of the discretionary bonus varies by position, experience/level and performance. In general, the more senior the investment professional, variable compensation becomes a greater portion of total compensation.

Elements of consideration for the discretionary bonuses are overall performance of the accounts managed by a portfolio manager in relation to relevant benchmarks and their peers, ability to attract and retain clients, revenue generation, assets under management, the current market conditions and overall contribution to the Firm.
Managers are also evaluated on their collaboration with their client relationship and sales staff, their franchise building activities, teamwork, people and product development and their corporate citizenship.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Neuberger Berman Fixed Income LLC's ("NBFI") compensation philosophy is one that focuses on rewarding performance and incentivizing its employees. It is also focused on creating a compensation process that is fair, transparent, and competitive with the market.

Compensation for Fixed Income Portfolio Managers that manage mutual funds is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across the Neuberger Berman organization and, most importantly, overall investment performance. Typically, such Portfolio Managers are paid on a formulaic bonus pool model with a holdback component. Eligibility for compensation from the holdback pool is at management's discretion and based on a variety of criteria including investment performance (including the three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of the organization. The firm's approach to Portfolio Manager compensation is not substantially dependent on the performance of any one account.

The terms of its long-term retention incentives are as follows:
Employee-Owned Equity. Investment professionals have received over 80% of the common equity of Neuberger
Berman Group LLC, NBFI's ultimate parent company, owned by all employees, and the same proportion of the preferred interests owned by employees. The senior portfolio managers on the mutual fund teams are key shareholders in the equity ownership structure. On a yearly basis over the next five years, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. Employee equity and preferred stock is subject to vesting (25% vests each year commencing on May 4, 2010).

Contingent Compensation Plan
The firm has also established the Neuberger Berman Group Contingent Compensation Plan pursuant to which a certain percentage of an employee's compensation is deemed contingent and vests over a three-year period. Under the 2009 plan, most participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team's investment performance, as well as the performance of a portfolio of other investment funds managed by Neuberger
Berman Group LLC investment professionals.

Restrictive Covenants
Fixed Income Mutual Fund Portfolio Managers who have received equity have agreed to certain restrictive covenants, which impose obligations and restrictions with respect to confidential information and employee and client solicitation.

Ownership of Securities
For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by
Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -
$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
Ann H. Benjamin	High Yield Fund I	None
Thomas P. O’Reilly	High Yield Fund I	None

Sub-Advisor: Pacific Investment Management Company LLC

Other Accounts Managed

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
William H. Gross: Core Plus Bond Fund I	N/A	N/A	N/A	N/A
Registered investment companies	44	$277.4 billion	0	$0
Other pooled investment vehicles	41	$26.9 billion	4	$601.2 million
Other accounts	60	$26.3 billion	21	$11.6 billion

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Portfolio Manager Compensation
PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which
PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

• 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;
• Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment
Committee/CIO approach to the generation of alpha;
• Amount and nature of assets managed by the portfolio manager;
• Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
• Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
• Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;
• Contributions to asset retention, gathering and client satisfaction;
• Contributions to mentoring, coaching and/or supervising; and
• Personal growth and skills added.

A portfolio manager's compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation
Committee.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan
("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of
PIMCO's parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors' profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the
Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice
Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan.
The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five.
Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO's net profits. There is no assured liquidity and they may remain outstanding perpetually.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement,
William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of
PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

Ownership of Securities
For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by
Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -
$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
William H. Gross	Core Plus Bond Fund I	None

Sub-Advisor: PGI (Equity Portfolio Managers) Other Accounts Managed

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
Paul H. Blankenhagen: Diversified International Fund	N/A	N/A	N/A	N/A
Registered investment companies	3	$1.5 billion	0	$0
Other pooled investment vehicles	4	$2.2 billion	0	$0
Other accounts	10	$1.2 billion	0	$0

Juliet Cohn: Diversified International Fund	N/A	N/A	N/A	N/A
Registered investment companies	2	$1.5 billion	0	$0
Other pooled investment vehicles	3	$2.2 billion	0	$0
Other accounts	12	$1.4 billion	0	$0

Chris Ibach: Diversified International and Global	N/A	N/A	N/A	N/A
Diversified Income Funds
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	1	$8.8 million	0	$0
Other accounts	16	$2.7 billion	0	$0

Thomas Morabito: SmallCap Blend, SmallCap Growth	N/A	N/A	N/A	N/A
and SmallCap Value Funds
Registered investment companies	5	$868.0 million	0	$0
Other pooled investment vehicles	9	$1.3 billion	0	$0
Other accounts	1	$26.8 million	0	$0

K. William Nolin: MidCap Blend Fund	N/A	N/A	N/A	N/A
Registered investment companies	2	$1.5 billion	0	$0
Other pooled investment vehicles	2	$1.0 billion	0	$0
Other accounts	0	$0	0	$0

Jeff Schwarte: Disciplined LargeCap Blend Fund and	N/A	N/A	N/A	N/A
MidCap Value Fund III
Registered investment companies	4	$2.4 billion	0	$0
Other pooled investment vehicles	3	$322.2 million	0	$0
Other accounts	5	$358.0 million	0	$0

Mustafa Sagun: Global Diversified Income Fund	N/A	N/A	N/A	N/A
Registered investment companies	3	$2.3 billion	0	$0
Other pooled investment vehicles	1	$17.0 million	0	$0
Other accounts	17	$2.8 billion	0	$0

Steve Larson: International Growth Fund	N/A	N/A	N/A	N/A
Registered investment companies	2	$1.3 billion	0	$0
Other pooled investment vehicles	2	$109.8 million	0	$0
Other accounts	5	$767.4 million	0	$0

Dirk Laschanzky: LargeCap S&P 500 Index, MidCap	N/A	N/A	N/A	N/A
S&P 400 Index, SmallCap S&P 600 Index, Principal
LifeTime 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045,
2050, 2055, and Strategic Income Funds
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	4	$187.9 million	0	$0

Scott Smith: LargeCap S&P 500 Index, MidCap S&P 400	N/A	N/A	N/A	N/A
Index, and SmallCap S&P 600 Index Funds
Registered investment companies	4	$1.7 billion	0	$0
Other pooled investment vehicles	3	$6.8 billion	0	$0
Other accounts	6	$164.5 million	0	$0

John Pihlblad: LargeCap Value and International Growth	N/A	N/A	N/A	N/A
Funds
Registered investment companies	6	$2.2 billion	0	$0
Other pooled investment vehicles	2	$373.4 million	0	$0
Other accounts	8	$796.6 million	0	$0

Michael Reynal: International Emerging Markets Funds	N/A	N/A	N/A	N/A
Registered investment companies	5	$1.7 billion	0	$0
Other pooled investment vehicles	3	$1.6 billion	0	$0
Other accounts	18	$2.4 billion	5	$1.0 billion

Michael Ade: International Emerging Markets Fund	N/A	N/A	N/A	N/A
Registered investment companies	5	$1.7 billion	0	$0
Other pooled investment vehicles	3	$1.6 billion	0	$0
Other accounts	25	$3.2 billion	5	$1.0 billion

Mihail Dobrinov: International Emerging Markets Fund	N/A	N/A	N/A	N/A
Registered investment companies	5	$1.7 billion	0	$0
Other pooled investment vehicles	3	$1.6 billion	0	$0
Other accounts	15	$2.0 billion	5	$1.0 billion

Phil Nordhus: SmallCap Blend and SmallCap Growth	N/A	N/A	N/A	N/A
Funds
Registered investment companies	5	$868.0 million	0	$0
Other pooled investment vehicles	9	$1.3 billion	0	$0
Other accounts	1	$26.8 million	0	$0

Arild Holm: LargeCap Value Fund	N/A	N/A	N/A	N/A
Registered investment companies		$942.3 million	0	$0
Other pooled investment vehicles		$273.6 million	0	$0
Other accounts		$67.6 million	0	$0

Tim Dunbar: Principal LifeTime 2010, 2015, 2020, 2025,	N/A	N/A	N/A	N/A
2030, 2035, 2040, 2045, 2050, 2055, and Strategic
Income Funds
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global
Investors annual performance score. The incentive bonus for equity portfolio managers ranges from 150% to 300%
of actual base earnings, depending on job level.

• Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate.
• Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
• Versus the peer group, incentive payout starts at 54th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods. 3.33% of incentive payout is achieved at 54th percentile. No payout is realized if performance is at or below 55th percentile.

As a wholly-owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership
Plan (ESOP) through which they can buy additional company stock.

Ownership of Securities
For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by
Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -
$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

		Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
Paul H. Blankenhagen	Diversified International Fund	None
Juliet Cohn	Diversified International Fund	None
Chris Ibach	Diversified International Fund	None
	Global Diversified Income Fund	None
Thomas Morabito	SmallCap Blend Fund	None
	SmallCap Growth Fund	None
	SmallCap Value Fund	None
K. William Nolin	MidCap Blend Fund	None
Jeff Schwarte	Disciplined LargeCap Blend Fund	None
	MidCap Value Fund III	None
Mustafa Sagun	Global Diversified Income Fund	None
Steve Larson	International Growth Fund	None
Dirk Laschanzky	LargeCap S&P 500 Index Fund	None
	MidCap S&P 400 Index Fund	None
	SmallCap S&P 600 Index Fund	$0
	Principal LifeTime 2010 Fund	$0
	Principal LifeTime 2015 Fund	$0
	Principal LifeTime 2020 Fund	$0
	Principal LifeTime 2025 Fund	$0
	Principal LifeTime 2030 Fund	$0
	Principal LifeTime 2035 Fund	$0
	Principal LifeTime 2040 Fund	$0
	Principal LifeTime 2045 Fund	$0
	Principal LifeTime 2050 Fund	$0
	Principal LifeTime 2055 Fund	$0
	Principal LifeTime Strategic Income Fund	$0
Scott Smith	LargeCap S&P 500 Index Fund	$0
	MidCap S&P 400 Index Fund	$0
	SmallCap S&P 600 Index Fund	$0
Jon Taylor	Global Diversified Income Fund	$0
John Pihlblad	LargeCap Value Fund	$0
	International Growth Fund	$0
Michael Reynal	International Emerging Markets Fund	$0
Michael Ade	International Emerging Markets Fund	$0
Mihail Dobrinov	International Emerging Markets Fund	$0
Phil Nordus	SmallCap Blend Fund	$0
	SmallCap Growth Fund	$0
Arild Holm	LargeCap Value Fund	$0
Tim Dunbar	Principal LifeTime 2010 Fund	$0
	Principal LifeTime 2015 Fund	$0
	Principal LifeTime 2020 Fund	$0
	Principal LifeTime 2025 Fund	$0
	Principal LifeTime 2030 Fund	$0
	Principal LifeTime 2035 Fund	$0
	Principal LifeTime 2040 Fund	$0
	Principal LifeTime 2045 Fund	$0
	Principal LifeTime 2050 Fund	$0
	Principal LifeTime 2055 Fund	$0
	Principal LifeTime Strategic Income Fund	$0

Sub-Advisor: PGI (Fixed Income Portfolio Managers) Other Accounts Managed

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
William C. Armstrong: Bond & Mortgage Securities and	N/A	N/A	N/A	N/A
High Quality Intermediate-Term Bond Funds
Registered investment companies	4	$2.3 billion	0	$0
Other pooled investment vehicles	3	$4.3 billion	0	$0
Other accounts	18	$4.9 billion	3	$1.4 billion

Timothy R. Warrick: Bond & Mortgage Securities, High	N/A	N/A	N/A	N/A
Quality Intermediate-Term Bond, and Short-Term Bond
Funds
Registered investment companies	7	$2.7 billion	0	$0
Other pooled investment vehicles	5	$4.4 billion	0	$0
Other accounts	21	$6.2 billion	3	$1.4 billion

Tracy Reeg: Money Market Fund	N/A	N/A	N/A	N/A
Registered investment companies	2	$2.8 billion	0	$0
Other pooled investment vehicles	1	$5.2 billion	0	$0
Other accounts	2	$69.9 million	0	$0

Alice Robertson: Money Market Fund	N/A	N/A	N/A	N/A
Registered investment companies	2	$2.8 billion	0	$0
Other pooled investment vehicles	1	$5.2 billion	0	$0
Other accounts	2	$69.9 million	0	$0

Craig Dawson: Short Term Bond Fund	N/A	N/A	N/A	N/A
Registered investment companies	1	$294.4 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$20.5 million	0	$0

David Blake: Principal LifeTime 2010, 2015, 2020, 2025,	N/A	N/A	N/A	N/A
2030, 2035, 2040, 2045, 2050, 2055, and Strategic
Income Funds
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Jon Taylor: Global Diversified Income Fund	N/A	N/A	N/A	N/A
Registered investment companies	3	$45.1 million	0	$0
Other pooled investment vehicles	1	$61.1 million	0	$0
Other accounts	18	$856.8 million	2	$520.7 million

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to
Principal Global Investors annual performance score.

• Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
• Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
• Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock
Ownership Plan (ESOP) through which they can buy additional company stock.

Ownership of Securities
For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by
Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -
$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
William C. Armstrong	Bond & Mortgage Securities Fund	None
	High Quality Intermediate-Term Bond Fund	None
Timothy R. Warrick	Bond & Mortgage Securities Fund	None
	High Quality Intermediate-Term Bond Fund	None
	Short-Term Bond Fund	None
Tracy Reeg	Money Market Fund	$1-$10,000
Alice Robertson	Money Market Fund	None
Craig Dawson	Short Term Bond Fund	None
David Blake	Principal LifeTime 2010 Fund	None
	Principal LifeTime 2015 Fund	None
	Principal LifeTime 2020 Fund	None
	Principal LifeTime 2025 Fund	None

	Principal LifeTime 2030 Fund	None
	Principal LifeTime 2035 Fund	None
	Principal LifeTime 2040 Fund	None
	Principal LifeTime 2045 Fund	None
	Principal LifeTime 2050 Fund	None
	Principal LifeTime 2055 Fund	None
	Principal LifeTime Strategic Income Fund	None
Jon Taylor	Global Diversified Income Fund	None

Sub-Advisor: Principal Real Estate Investors, LLC Other Accounts Managed

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
Kelly D. Rush: Global Diversified Income, Global Real	N/A	N/A	N/A	N/A
Estate Securities, and Real Estate Securities Funds
Registered investment companies	5	$1.6 billion	0	$0
Other pooled investment vehicles	8	$41.0 million	0	$0
Other accounts	11	$297.9 million	1	$36.8 million

Simon Hedger: Global Diversified Income and Global	N/A	N/A	N/A	N/A
Real Estate Securities Funds
Registered investment companies	3	$37.4 million	0	$0
Other pooled investment vehicles	1	$3.8 million	0	$0
Other accounts	2	$12.7 million	0	$0

Chris Lepherd: Global Diversified Income and Global	N/A	N/A	N/A	N/A
Real Estate Securities Funds
Registered investment companies	4	$70.0 million	0	$0
Other pooled investment vehicles	1	$3.8 million	0	$0
Other accounts	5	$114.0 million	0	$0

Marc Peterson: Global Diversified Income Fund	N/A	N/A	N/A	N/A
Registered investment companies	1	$0.67 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	29	$2.8 billion	0	$0

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score. The incentive bonus for equity portfolio managers ranges from 150% to 300% of actual base earnings, depending on job level.

• Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate.
• Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
• Versus the peer group, incentive payout starts at 54th percentile and reaches 100% at the 25th percentile for the 1,
2, and 3-year periods. 3.33% of incentive payout is achieved at 54th percentile. No payout is realized if performance is at or below 55th percentile.

As a wholly-owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP)
through which they can buy additional company stock.

Ownership of Securities
For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by
Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -
$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
Kelly D. Rush	Global Diversified Income Fund	None
	Global Real Estate Securities Fund	None
	Real Estate Securities Fund	None
Simon Hedger	Global Diversified Income Fund	None
	Global Real Estate Securities Fund	None
Chris Lepherd	Global Diversified Income Fund	None
	Global Real Estate Securities Fund	None
Marc Peterson	Global Diversified Income Fund	None

Sub-Advisor: Pyramis Global Advisors, LLC Other Accounts Managed

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
Cesar Hernandez: International Fund I	N/A	N/A	N/A	N/A
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	9	$4.4 billion	0	$0
Other accounts	75	$23.4 billion	0	$0

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Cesar Hernandez is the portfolio manager of International Fund I and receives compensation for his services. As of
October 31, 2009, portfolio manager compensation generally consists of a fixed base salary determined periodically
(typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at Pyramis or its affiliates. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index, and (ii) the investment performance of other Pyramis international equity funds and accounts. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of
Pyramis. The portion of the portfolio manager’s bonus that is linked to the investment performance of this Fund is based on the pre-tax investment performance of the fund measured against the MSCI EAFE Index (net MA tax). The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of Pyramis Global Advisors Holdings Corp, Pyramis’ parent company. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of Pyramis and its affiliates.

Ownership of Securities

For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
Cesar Hernandez	International Fund I	None

Sub-Advisor: Spectrum Asset Management, Inc. Other Accounts Managed

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
L. Philip Jacoby: Global Diversified Income, Preferred	N/A	N/A	N/A	N/A
Securities, Bond & Mortgage Securities, and High Quality
Intermediate-Term Bond Funds
Registered investment companies	8	$3.3 billion	0	$0
Other pooled investment vehicles	6	$450.9 million	0	$0
Other accounts	28	$1.5 billion	0	$0

Mark A. Lieb: Global Diversified Income, Preferred	N/A	N/A	N/A	N/A
Securities, Bond & Mortgage Securities, and High Quality
Intermediate-Term Bond Funds
Registered investment companies	8	$3.3 billion	0	$0
Other pooled investment vehicles	6	$450.9 million	0	$0
Other accounts	33	$1.6 billion	0	$0

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Spectrum professionals are paid a base salary as well as quarterly and year-end performance bonuses. The performance bonuses are based on overall firm revenues (25% weighting), assets under management (25%), and individual performance and contributions to the investment team (50%). The performance bonuses may comprise up to 90% of an individual’s total compensation.
Salaries of our senior executive and investment staff are benchmarked against national compensation levels of asset management firms and the bonus is driven by investment performance and factors described earlier, such that top quartile fund performance generates top quartile compensation.

Ownership of Securities
For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by
Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -
$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
L. Philip Jacoby	Global Diversified Income Fund	None
	Preferred Securities Fund	None
	Bond & Mortgage Securities Fund	None
	High Quality Intermediate-Term Bond Fund	None
Mark A. Lieb	Global Diversified Income Fund	None
	Preferred Securities Fund	$10,001-$50,000
	Bond & Mortgage Securities Fund	$100,001-$500,000
	High Quality Intermediate-Term Bond Fund	None

Sub-Advisor: T. Rowe Price Associates, Inc. Other Accounts Managed

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
Anna M. Dopkin, CFA: LargeCap Blend Fund II	N/A	N/A	N/A	N/A
Registered investment companies	6	$1.6 billion*	0	$0
Other pooled investment vehicles	8	$2.6 billion	0	$0
Other accounts	57	$16.5 billion	0	$0
			0	$0
Ann M. Holcomb: LargeCap Blend Fund II	N/A	N/A	N/A	N/A
Registered investment companies	6	$1.6 billion*	0	$0
Other pooled investment vehicles	8	$2.6 billion	0	$0
Other accounts	57	$16.5 billion	0	$0

Robert W. Sharps: LargeCap Growth Fund I	N/A	N/A	N/A	N/A
Registered investment companies	4	$2.3 billion**	0	$0
Other pooled investment vehicles	3	$918.6 million	0	$0
Other accounts	43	$10.3 billion	0	$0
* Does not include assets of the Principal LargeCap Blend II Fund.
** Does not include assets of the Principal LargeCap Growth I Fund.

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Portfolio manager compensation is based partly on performance. Investment performance over one-, three-, five-, and 10-year periods is the most important input. the weightings for these time periods are generally balanced and are applied consistently across similar strategies. We evaluate performance in absolute, relative, and risk-adjusted terms.
Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex.
S&P500) and an applicable Lipper index (ex. Large-Cap Blend), though other benchmarks may be used as well.
Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price
Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Securities
For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by
Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -
$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
Anna M.Dopkin	LargeCap Blend Fund II	None
Ann M. Holcomb	LargeCap Blend Fund II	None
Robert W. Sharps	LargeCap Growth Fund I	None

Sub-Advisor: Thompson, Siegel & Walmsley LLC Other Accounts Managed*

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
Charles J. Wittmann: LargeCap Value Fund I	N/A	N/A	N/A	N/A
Registered investment companies	1	$15.7 million	0	$0
Other pooled investment vehicles	1	$2.9 million	0	$0
Other accounts	30	$1.0 billion	0	$0

John S. Pickler: LargeCap Value Fund I	N/A	N/A	N/A	N/A
Registered investment companies	1	$226.8 million	0	$0
Other pooled investment vehicles	1	$6.6 million	0	$0
Other accounts	48	$1.6 billion	0	$0

Horace P. Whitworth: LargeCap Value Fund I	N/A	N/A	N/A	N/A
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	28	$1.0 billion	0	$0
Other accounts	0	$0	0	$0

Elizabeth C. Jennings: LargeCap Value Fund I	N/A	N/A	N/A	N/A
Registered investment companies	1	$46.1 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	323	$1.4 billion	0	$0

* As strategies at TS&W are managed by portfolio teams, accounts and assets may be accounted for more than once.

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund's investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager's compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Compensation for the TS&W Portfolio Managers of the Fund and all key investment team members is comprised of a base salary and annual discretionary performance bonus that is based on the overall success of the firm, an individual's responsibility and his/her performance versus expectations and client objectives. The level of salary and discretionary bonus is based on each associates overall contribution to achieving client objectives and success of
TS&W. For the Portfolio Managers of the Fund the criteria includes investment results during all relevant time periods, investment research, demonstration of TS&W core values, and long term impact on firm's economics. TS&W's Equity
Plan provides key employees the opportunity to purchase equity interest in TS&W and facilitate the awarding of equity interest as a component of long-term incentive compensation. The Equity Plan has 25 participants including the
Portfolio Managers. The Equity Plan participants are committed to the long term success of TS&W and accept non-
compete and non-solicit provisions for the benefit of TS&W's clients. TS&W's compensation strategy is to provide reasonable base salaries commensurate with an individual's responsibility and provide performance bonus awards that can exceed base salary. Additionally, there is a qualified profit sharing plan, insurance benefits for health, life, and disability and a medical reimbursement plan.

Ownership of Securities
For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by
Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -
$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
Charles J. Wittmann	LargeCap Value Fund I	None
John S. Pickler	LargeCap Value Fund I	None
Horace P. Whitworth	LargeCap Value Fund I	None
Elizabeth C. Jennings	LargeCap Value Fund I	None

Sub-Advisor: Tortoise Capital Advisors, L.L.C. Other Accounts Managed

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
H. Kevin Birzer: Global Diversified Income Fund	N/A	N/A	N/A	N/A
Registered investment companies	5	$1.84 billion	0	$0
Other pooled investment vehicles	1	$81.31 million	1	$81.31 million
Other accounts	263	$595.03 million	0	$0

Zachary A. Hamel: Global Diversified Income Fund	N/A	N/A	N/A	N/A
Registered investment companies	5	$1.84 billion	0	$0
Other pooled investment vehicles	3	$144.92 million	1	$81.31 million
Other accounts	279	$1.86 billion	0	$0

Kenneth P. Malvey: Global Diversified Income Fund	N/A	N/A	N/A	N/A
Registered investment companies	5	$1.84 billion	0	$0
Other pooled investment vehicles	3	$144.92 million	1	$81.31 million
Other accounts	279	$1.86 billion	0	$0

Terry C. Matlack: Global Diversified Income Fund	N/A	N/A	N/A	N/A
Registered investment companies	5	$1.84 billion	0	$0
Other pooled investment vehicles	1	$81.31 million	1	$81.31 million
Other accounts	263	$595.03 million	0	$0

David J. Schulte: Global Diversified Income Fund	N/A	N/A	N/A	N/A
Registered investment companies	5	$1.84 billion	0	$0
Other pooled investment vehicles	1	$81.31 million	1	$81.31 million
Other accounts	263	$595.03 million	0	$0

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund's investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager's compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are full-time employees of Tortoise and receive a fixed salary for the services they provide. They are also eligible for an annual cash bonus and awards of common interests in
Tortoise's parent company based on Tortoise's earnings and the satisfaction of certain other conditions. The earnings of Tortoise will generally increase as the aggregate assets under Tortoise's management increases, including any increase in the value of the assets of the Fund. However, the compensation of portfolio managers is not directly tied to the performance of the Fund's portfolio or any other client portfolios. Additional benefits received by Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are normal and customary employee benefits generally available to all salaried employees. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own equity interests in Tortoise's parent company, and each thus benefits from increases in the net income of Tortoise.

Ownership of Securities
For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by
Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -
$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
H. Kevin Birzer	Global Diversified Income Fund	None
Zachary A. Hamel	Global Diversified Income Fund	None
Kenneth P. Malvey	Global Diversified Income Fund	None
Terry C. Matlack	Global Diversified Income Fund	None
David J. Schulte	Global Diversified Income Fund	None

Sub-Advisor: Turner Investment Partners, Inc. Other Accounts Managed

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
Christopher K. McHugh: MidCap Growth Fund III	N/A	N/A	N/A	N/A
Registered investment companies	13	$1.9 billion	2	$60 million
Other pooled investment vehicles	36	$253 million	2	$32 million
Other accounts	26	$1.4 billion	2	$117 million

Jason D. Schrotberger: MidCap Growth Fund III	N/A	N/A	N/A	N/A
Registered investment companies	14	$2.3 billion	1	$24 million
Other pooled investment vehicles	30	$246 million	3	$32 million
Other accounts	57	$2.3 billion	5	$368 million

Tara R. Hedlund: MidCap Growth Fund III	N/A	N/A	N/A	N/A
Registered investment companies	9	$1.8 billion	1	$24 million
Other pooled investment vehicles	21	$171 million	0	$0
Other accounts	16	$573 million	1	$83 million

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Turner’s investment professionals receive a base salary commensurate with their level of experience. Turner’s goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys.
Bonus compensation, which is a multiple of base salary, is based on the performance of each individual’s sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, “good will” factors including teamwork, interpersonal relations, the individual’s contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer, Robert E. Turner, CFA, is
responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation.

Ownership of Securities
For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by
Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -
$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
Christopher K. McHugh	MidCap Growth Fund III	None
Jason D. Schrotberger	MidCap Growth Fund III	None
Tara R. Hedlund	MidCap Growth Fund III	None

Sub-Advisor: UBS Global Asset Management (Americas) Inc. Other Accounts Managed

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
Thomas M. Cole: LargeCap Value Fund I	N/A	N/A	N/A	N/A
Registered investment companies	14	$2.9 billion	0	$0
Other pooled investment vehicles	40	$6.2 billion	3	$635 million
Other accounts	13	$1.1 billion	0	$0

John C. Leonard: LargeCap Value Fund I	N/A	N/A	N/A	N/A
Registered investment companies	14	$2.9 billion	0	$0
Other pooled investment vehicles	40	$6.2 billion	3	$635 million
Other accounts	10	$1.1 billion	0	$0

Thomas J. Digenan: LargeCap Value Fund I	N/A	N/A	N/A	N/A
Registered investment companies	14	$2.9 billion	0	$0
Other pooled investment vehicles	40	$6.2 billion	3	$635 million
Other accounts	15	$1.1 billion	0	$0

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

UBS Global Asset Management's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. The total compensation received by the portfolio managers and analysts at UBS Global Asset Management, including the
Fund's portfolio managers, has three basic components - a fixed component (base salary and benefits), a variable cash compensation component (which is correlated with performance) and, for more senior employees, a variable equity component (reinforcing the critical importance of creating long-term business value), which are described in more detail below:

• The fixed component (base salary and benefits) is set to be competitive in the industry and is monitored and adjusted periodically with reference to the labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that portfolio managers and analysts bring to their role.

• Variable cash compensation is determined annually on a discretionary basis. It is correlated with the individual's contribution (financial and non-financial) to UBS Global Asset Management's business results and the performance of the individual's respective function, UBS Global Asset Management and UBS. As its name implies, this can be variable.

• Variable equity - Many senior employees are required to take a portion of their annual variable cash compensation in the form of UBS shares or notional shares instead of cash. UBS Global Asset Management believes that, not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool because the shares typically vest over a number of years.

UBS Global Asset Management strongly believes that tying portfolio managers' variable cash compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers' interests with those of the firm's clients. The total variable cash compensation available generally will depend on the firm's overall profitability. The allocation of the variable cash compensation pool to each portfolio manager is based on an equal weighting of their investment performance (relative to the Fund's benchmarks) for all the funds they manage. In the case of the Large Cap Fund, the relevant benchmark is Russell 1000 Index. The portfolio manager's investment performance over one-, two- and three-year periods to the latest year end is taken into account and this has the effect of placing greater emphasis on the performance for the most recent year (as their one-year performance impacts their two- and three-year annualized results) while keeping the longer-term performance in focus. Further, the delivery of variable cash compensation is subject to a number of deferral mechanisms including investment in UBS shares.

For analysts, variable cash compensation is, in general, tied to the performance of some combination of model and/or client portfolios, generally evaluated over rolling three-year periods and coupled with a qualitative assessment of their contribution.

Ownership of Securities
For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by
Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -
$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
Thomas M. Cole	LargeCap Value Fund I	None
John C. Leonard	LargeCap Value Fund I	None
Thomas J. Digenan	LargeCap Value Fund I	None

Sub-Advisor: Van Kampen Asset Management Other Accounts Managed

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
Thomas M. Byron: California Municipal and Tax-Exempt	N/A	N/A	N/A	N/A
Bond Funds
Registered investment companies	29	$11.6 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	2	$28.7 million	0	$0

Robert J. Stryker: California Municipal and Tax-Exempt	N/A	N/A	N/A	N/A
Bond Funds
Registered investment companies	34	$12.3 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	2	$28.7 million	0	$0

Rob Wimmel: California Municipal and Tax-Exempt Bond	N/A	N/A	N/A	N/A
Funds
Registered investment companies	30	$11.7 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	2	$28.7 million	0	$0

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Portfolio Manager Compensation Structure
Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Sub-Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Bonus.

•	Morgan Stanley's Long Term Incentive Compensation awards-a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•	Investment Management Alignment Plan (IMAP) awards- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Sub-Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Investment Adviser or its affiliates.

•	Voluntary Deferred Compensation Plans-voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Sub-Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•	Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three-
and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Sub-Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment teams of which the portfolio manager is a member.

Ownership of Securities
For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by
Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -
$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
Thomas M. Byron	California Municipal Fund	None
	Tax-Exempt Bond Fund	None
Robert J. Stryker	California Municipal Fund	None
	Tax-Exempt Bond Fund	None
Rob Wimmel	California Municipal Fund	None
	Tax-Exempt Bond Fund	None

Sub-Advisor: Vaughan Nelson Investment Management Other Accounts Managed

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
Chris D. Wallis: SmallCap Value Fund II	N/A	N/A	N/A	N/A
Registered investment companies	11	$1.5 billion	0	$0
Other pooled investment vehicles	7	$87.9 million	0	$0
Other accounts	202	$3.1 billion	0	$0

Scott J. Weber: SmallCap Value Fund II	N/A	N/A	N/A	N/A
Registered investment companies	11	$1.5 billion	0	$0
Other pooled investment vehicles	5	$40.3 million	0	$0
Other accounts	158	$2.3 billion	0	$0

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Compensation of portfolio management professionals includes a fixed base salary, variable bonus and a contribution to the firm's retirement plan. The variable bonus component, as a whole for all portfolio management professionals, is based upon a percentage of the firm's operating profit, as defined. Each portfolio management professional's participation in the variable bonus pool is based primarily upon the performance of the strategy managed, as represented by a composite of all accounts qualifying for such composite relative to the Russell Universe peer group.
In order to align compensation with the investment objectives of our clients, the evaluation methodology utilizes the three year performance period as the primary weighting, the five year performance period as the secondary weighting and a qualitative assessment of the quality of client service provided as a tertiary weighting. The contribution to the firm's retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to IRS limits) and such percentage is the same for all firm personnel. Key employees, at the discretion of the Compensation Committee, are eligible to participate within Natixis Global Asset Management's long-
term incentive program. Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer.

There is no distinction for purposes of compensation between the Funds and any other accounts managed.

Ownership of Securities
For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by
Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -
$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
Chris D. Wallis	SmallCap Value Fund II	None
Scott J. Weber	SmallCap Value Fund II	None

Sub-Advisor: Westwood Management Corp. Other Accounts Managed

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
Susan M. Byrne: LargeCap Value Fund III	N/A	N/A	N/A	N/A
Registered investment companies	18	$2.1 billion	0	$0
Other pooled investment vehicles	10	$1.1 billion	0	$0
Other accounts	109	$4.3 billion	1	$219.0 million
Mark R. Freeman: LargeCap Value Fund III	N/A	N/A	N/A	N/A
Registered investment companies	15	$1.9 billion	0	$0
Other pooled investment vehicles	11	$949.3 million	0	$0
Other accounts	74	$2.9 billion	3	$413.3 million
Scott D. Lawson: LargeCap Value Fund III	N/A	N/A	N/A	N/A
Registered investment companies	17	$2.0 billion	0	$0
Other pooled investment vehicles	10	$813.6 million	0	$0
Other accounts	88	$2.8 billion	1	$219.0 million
Jay K. Singhania: LargeCap Value Fund III	N/A	N/A	N/A	N/A
Registered investment companies	13	$1.7 billion	0	$0
Other pooled investment vehicles	6	$657.0 million	0	$0
Other accounts	72	$2.9 billion	3	$413.3 million
Kellie R. Stark: LargeCap Value Fund III	N/A	N/A	N/A	N/A
Registered investment companies	21	$2.2 billion	0	$0
Other pooled investment vehicles	10	$1.1 billion	0	$0
Other accounts	115	$4.4 billion	1	$219.0 million

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Westwood’s compensation package includes base salary, cash bonus, and equity-based incentive compensation as well as a full benefits package for all employees, including those involved in the product. Westwood annually reviews all forms of compensation for all employees of the company. Base salary levels are maintained at levels that the compensation committee deems to be commensurate with similar companies in the asset management industry.

Percentages for each component of compensation are variable. Cash bonus awards are determined at year-end.
The firm also offers a stock incentive program for all employees throughout the firm. Equity-based compensation awards, which currently consist of time vested restricted stock, are granted each February and vest over a four-
year period from the date of grant. As employees remain with Westwood, restricted stock grants can become meaningful components of their wealth creation, and due to the public nature of the share pricing, can be more visible and tangible to the grantee. Therefore, the granting of restricted stock not only serves as an effective tool in retaining talented individuals, it also serves as an effective tool in attracting other talented, seasoned professionals.
As owners, our employees' interests are closely aligned with those of our stockholders and clients; as a result, we all succeed together.

In determining incentive compensation and annual merit-based salary increases, employees on the investment team are evaluated according to a combination of quantitative and qualitative factors. A major component of this evaluation is based upon the performance of individual stock recommendations and portfolio performance. Traders are evaluated on qualitative factors as well as quantitative factors, which include accuracy and execution of trading orders.
The analyst and portfolio manager cash bonus pool is determined by the firm's success, which is directly linked to total fund performance. In awarding cash bonuses for the investment professionals, we consider composite performance vs. a passive benchmark as well as industry peer group performance. In addition to measuring overall composite performance, we want to recognize and reward individual performance, regardless of timing and buy or sell decisions made by the Portfolio Team. For this reason, we track the individual buy and sell recommendations of each analyst and measure their performance against a predetermined universe of securities representing their assigned sector responsibilities.

Health insurance, employer-paid life insurance and employer-paid short and long-term disability insurance packages including a 401(k) plan with employer matching, are provided to all Westwood employees.

Ownership of Securities
For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by
Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -
$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
Susan M. Byrne	LargeCap Value Fund III	None
Mark R. Freeman	LargeCap Value Fund III	None
Scott D. Lawson	LargeCap Value Fund III	None
Jay K. Singhania	LargeCap Value Fund III	None
Kellie R. Stark	LargeCap Value Fund III	None

Sub-Sub-Advisor: Schroder Investment Management North America, Limited

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	base the Advisory	base the
	Number of	in the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
Virginie Maisonneuve: International Fund I	N/A	N/A	N/A	N/A
Registered investment companies	4	$7.6 billion	2	$7.3 billion
Other pooled investment vehicles	7	$843.7 million	1	$8.2 million
Other accounts	13	$866.7 million	2	$130.1 million

Simon Webber: International Fund I	N/A	N/A	N/A	N/A
Registered investment companies	4	$7.6 billion	2	$7.3 billion
Other pooled investment vehicles	4	$304.7 million	0	$0
Other accounts	8	$543.2 million	0	$0

Compensation
Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the
Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Schroders' methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Fund's portfolio managers are compensated for their services to the Funds and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of
Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash.
The portfolio managers' base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Each portfolio manager's bonus is based in part on performance. Discretionary bonuses for portfolio managers may be comprised of an agreed contractual floor, a revenue component and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on "team" maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders' clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks, which may be internally-and/or externally-based, over one and/or three year periods, the level of funds under management and the level of performance fees generated, if any.
Performance is evaluated for each quarter, year and since inception of the relevant Fund. The portfolio managers'
compensation for other accounts they manage may be based upon such accounts' performance.

For those employees receiving significant bonuses, a part may deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of
Schroders funds. These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of the shareholders of Schroders.

For the purposes of determining the portfolio managers' bonuses, the relevant external benchmarks for performance comparison include a blend of international benchmarks.

Ownership of Securities
For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by
Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -
$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
Virginie Maisonneuve	International Fund I	None
Simon Webber	International Fund I	None

APPENDIX A
Description of Bond Ratings:
Moody's Investors Service, Inc. Rating Definitions:
Long-Term Obligation Ratings
Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised.
Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.
Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk.
Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
NOTE: Moody's appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa.
The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generate rating category.
SHORT-TERM NOTES: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4. MIG 1 denotes "best quality, enjoying strong protection from established cash flows." MIG 2 denotes "high quality" with
"ample margins of protection." MIG 3 notes are of "favorable quality but lacking the undeniable strength of the preceding grades." MIG 4 notes are of "adequate quality, carrying specific risk for having protection and not distinctly or predominantly speculative."
Description of Moody's Commercial Paper Ratings:
Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.
Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's Corporation's Debt Ratings:
A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

l.	Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

AAA:	Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA:	Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-
rated issues only in small degree.

A:	Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-
rated categories.

BBB:	Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

BB, B, CCC, CC: Debt rated "BB," "B," "CCC," and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C:	The rating "C" is reserved for income bonds on which no interest is being paid.

D:	Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Standard & Poor's, Commercial Paper Ratings

A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A:	Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1:	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a "+" designation.

A-2:	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3:	Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.

B:	Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C:	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D:	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

Standard & Poor's rates notes with a maturity of less than three years as follows:

SP-1:	A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.

SP-2:	A satisfactory capacity to pay principal and interest.

SP-3:	A speculative capacity to pay principal and interest.

Fitch, Inc. Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below, and for selected structured finance obligations in low speculative grade.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. For structured finance, Recovery Ratings are designed to estimate recoveries on a forward-
looking basis while taking into account the time value of money.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.
RR1: Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.
RR2: Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.
RR3: Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.
RR4: Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.
RR5: Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.
RR6: Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.
Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as
“short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.
F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

APPENDIX B
Proxy Voting Policies
The proxy voting policies applicable to each Fund appears in the following order:
Principal’s proxy voting policy is first, followed by the Sub-Advisors, alphabetically.

Proxy Voting Policies and Procedures For
Principal Investors Fund
Principal Variable Contracts Fund
Principal Retail Funds
(December 15, 2003)

It is each fund's policy to delegate authority to its advisor or sub-advisor, as appropriate, to vote proxy ballots relating to the fund's portfolio securities in accordance with the advisor's or sub-advisor's voting policies and procedures.

The advisor or sub-advisor must provide, on a quarterly basis:

1.	Written affirmation that all proxies voted during the preceding calendar quarter, other than those specifically identified by the advisor or sub-advisor, were voted in a manner consistent with the advisor's or sub-advisor's voting policies and procedures. In order to monitor the potential effect of conflicts of interest of an advisor or sub-advisor, the advisor or sub-advisor will identify any proxies the advisor or sub-advisor voted in a manner inconsistent with its policies and procedures. The advisor or sub-advisor shall list each such vote, explain why the advisor or sub-advisor voted in a manner contrary to its policies and procedures, state whether the advisor or sub-advisor’s vote was consistent with the recommendation to the advisor or sub-advisor of a third party and, if so, identify the third party; and

2.	Written notification of any changes to the advisor's or sub-advisor's proxy voting policies and procedures made during the preceding calendar quarter.

The advisor or sub-advisor must provide, no later than July 31 of each year, the following information regarding each proxy vote cast during the 12-month period ended June 30 for each fund portfolio or portion of fund portfolio for which it serves as investment advisor, in a format acceptable to fund management:

1.	Identification of the issuer of the security;
2.	Exchange ticker symbol of the security;
3.	CUSIP number of the security;
4.	The date of the shareholder meeting;
5.	A brief description of the subject of the vote;
6.	Whether the proposal was put forward by the issuer or a shareholder;
7.	Whether and how the vote was cast;
8.	Whether the vote was cast for or against management of the issuer.

Firm Policy

Statement of Policies and Procedures for
Proxy Voting

1.	Introduction
As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a
fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It
sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S.
and non-U.S. securities.

2.	Proxy Policies
This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider.
AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1. Corporate Governance
AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company.
We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals that request that companies
Dated: March 2008

Firm Policy

amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.	Elections of Directors
Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the exchange on which the company’s shares are traded. Finally, because we believe that cumulative voting provides a disproportionate voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting.

2.3.	Appointment of Auditors
AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons for us to question the independence or performance of the auditors.

Firm Policy

2.4.	Changes in Legal and Capital Structure
Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company.
For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions
AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights
AllianceBernstein believes that certain fundamental rights of shareholders must be protected.
We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.	Anti-Takeover Measures
AllianceBernstein believes that measures that impede corporate transactions (such as takeovers)
or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, w e will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership.
Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or

Firm Policy

anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.	Executive Compensation
AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, w e will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose shareholder proposals to amend a company’s by-laws to give shareholders the right to vote on executive compensation.
We believe this by-law amendment is likely to put the company at a competitive disadvantage which, in turn, is likely to adversely affect the value of the company and our clients’ interests.
We generally will oppose plans that have below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this

Firm Policy

form of compensation as a significant corporate expense that should be appropriately accounted for.

	2.9.	Social and Corporate Responsibility
AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders.
We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.	Proxy Voting Procedures

	3.1.	Proxy Voting Committees
Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies.
When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

	3.2.	Conflicts of Interest
AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes
AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting)
how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented

Firm Policy

procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A)
the nature of AllianceBernstein’s and our employees’ material business and personal relationships
(and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of
(including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to red uce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3.	Proxies of Certain Non-U.S. Issuers
Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks.
Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example,

Firm Policy

AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions.
Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4.	Loaned Securities
Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5.	Proxy Voting Records
Clients may obtain information about how we voted proxies on their behalf by contacting their
AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance
Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

[ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit
AllianceBernstein’s web site at www.alliancebernstein.com, go to the Securities and Exchange
Commission’s web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

American Century Investments

PROXY VOTING POLICIES

American Century Investment Management, Inc. and American Century Global
Investment Management, Inc. (collectively, the “Adviser”) are the investment managers for a variety of clients, including the American
Century family of mutual funds. As such, the Adviser has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Adviser.

General Principles
In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of our clients, and for the exclusive purpose of providing benefits to them.
The Adviser will attempt to consider all factors of its vote that could affect the value of the investment. We will not subordinate the interests of clients in the value of their investments to unrelated objectives. In short, the Adviser will vote proxies in the manner that we believe will do the most to maximize shareholder value.

Specific Proxy Matters

A.Routine Matters

1.Election of Directors
a. Generally. The Adviser will generally support the election of directors that result in a board made up of a majority of
independent directors. In general, the Adviser will vote in
favor of management's director nominees if they are running
unopposed. The Adviser believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Adviser of course maintains the ability to vote against any candidate whom it feels is not qualified. For example, we will generally vote for management’s director nominees unless there are
specific concerns about the individual, such as criminal
wrongdoing or breach of fiduciary responsibilities. Conversely, we will vote against individual directors if they do not
provide an adequate explanation for repeated absences at board meetings. When management's nominees are opposed in a proxy
contest, the Adviser will evaluate which nominees' publicly-
announced management policies and goals are most likely to
maximize shareholder value, as well as the past performance of the incumbents. In cases where the Adviser’s clients are
significant holders of a company’s voting securities,
management’s recommendations will be reviewed with the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund, the trustee of a retirement plan).

b. Committee Service. The Adviser will withhold votes for non-
independent directors who serve on the audit, compensation
and/or nominating committees of the board.

c. Classification of Boards. The Adviser will support proposals

American Century Investments	Proxy Voting Policies

that seek to declassify boards. Conversely, the Adviser will oppose efforts to adopt classified board structures.

d. Majority Independent Board. The Adviser will support proposals calling for a majority of independent directors on a board. We believe that a majority of independent directors can helps to facilitate objective decision making and enhances
accountability to shareholders.

e. Withholding Campaigns. The Adviser will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in
paragraphs (a) through (d) above.

2.Ratification of Selection of Auditors
The Adviser will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Adviser believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. We will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the
company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the
independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the
company's financial position.

B.	Equity-Based Compensation Plans
The Adviser believes that equity-based incentive plans are
economically significant issues upon which shareholders are
entitled to vote. The Adviser recognizes that equity-based
compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize
shareholder value. The Adviser will conduct a case-by-case
analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management's recommendations with respect to adoption of or amendments to a company's equity-based compensation plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dilutive.

The Adviser will review equity-based compensation plans or
amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company's overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.

Amendments which are proposed in order to bring a company's plan within applicable legal requirements will be reviewed by the
Adviser's legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for
example, are generally approved.

The Adviser will generally vote against the adoption of plans or

American Century Investments	Proxy Voting Policies

plan amendments that:

· provide for immediate vesting of all stock options in the
event of a change of control of the company (see "Anti-
Takeover Proposals" below);

· reset outstanding stock options at a lower strike price
unless accompanied by a corresponding and proportionate
reduction in the number of shares designated. The Adviser
will generally oppose adoption of stock option plans that
explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance,
since their effect is impossible to evaluate;

· establish restriction periods shorter than three years for restricted stock grants;

· do not reasonably associate awards to performance of the
company; and

· are excessively dilutive to the company.

C. Anti-Takeover Proposals
In general, the Adviser will vote against any proposal, whether made by management or shareholders, which the Adviser believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.

1.Cumulative Voting
The Adviser will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority
shareholders a stronger voice in the company and a greater chance for representation on the board. The Adviser believes that the elimination of cumulative voting constitutes an anti-takeover measure.

2.Staggered Board
If a company has a "staggered board," its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Adviser believes that staggered boards are primarily an anti-takeover device and will vote against them.
However, the Adviser does not necessarily vote against the re-
election of staggered boards.

3."Blank Check" Preferred Stock
Blank check preferred stock gives the board of directors the

American Century Investments	Proxy Voting Policies

ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and
restrictions as may be set by the board. In response to a hostile take-over attempt, the board could issue such stock to a friendly party or "white knight" or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The
argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Adviser will vote against blank check preferred stock. However, the Adviser may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

4.Elimination of Preemptive Rights
When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.

While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company's ability to raise capital through stock offerings or use stock for
acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company's stock. In the long term, shareholders could be adversely affected by preemptive rights. The Adviser generally votes against
proposals to grant preemptive rights, and for proposals to
eliminate preemptive rights.

5.Non-targeted Share Repurchase
A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing
shareholders from deteriorating. A non-targeted share repurchase may reflect management's belief in the favorable business
prospects of the company. The Adviser finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.

6.Increase in Authorized Common Stock
The issuance of new common stock can also be viewed as an anti-
takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Adviser will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper
corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or
additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Adviser will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on

American Century Investments	Proxy Voting Policies

a case-by-case basis, and will be voted affirmatively if
management has provided sound justification for the increase.

7. "Supermajority" Voting Provisions or Super Voting Share
Classes
A "supermajority" voting provision is a provision placed in a company's charter documents which would require a "supermajority"
(ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The
Adviser believes that these are standard anti-takeover measures and will vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders
disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.

8. "Fair Price" Amendments
This is another type of charter amendment that would require an offeror to pay a "fair" and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures.
The Adviser will carefully examine all fair price proposals. In general, the Adviser will vote against fair price proposals unless it can be determined from the proposed operation of the fair price proposal that it is likely that share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

9. Limiting the Right to Call Special Shareholder
Meetings.
The incorporation statutes of many states allow minority
shareholders at a certain threshold level of ownership (frequently
10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the
company's charter documents. The Adviser believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and we will vote against proposals
attempting to eliminate this right and for proposals attempting to restore it.

10. Poison Pills or Shareholder Rights Plans
Many companies have now adopted some version of a poison pill plan
(also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.

American Century Investments Proxy Voting Policies

The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to "entrench"
management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a
takeover bid and, as a result, shareholders may receive a better price. The Adviser believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The
Adviser will generally vote against all forms of poison pills.

We will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. We will generally vote in favor of such a poison pill if it is linked to a business strategy that will – in our view – likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

11.	Golden Parachutes
Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in
reasonable amounts probably has only a slight anti-takeover
effect. In voting, the Adviser will evaluate the specifics of the plan presented.

12.	Reincorporation
Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as
Pennsylvania, Ohio and Indiana) now provide some type of
legislation that greatly discourages takeovers. Management
believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.

We will examine reincorporation proposals on a case-by-case basis.
If the Adviser believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. We will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When
reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Adviser will vote affirmatively.

13.	Confidential Voting
Companies that have not previously adopted a "confidential voting"
policy allow management to view the results of shareholder votes.
This gives management the opportunity to contact those
shareholders voting against management in an effort to change their votes.

Proponents of secret ballots argue that confidential voting
enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision.
Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders' confidentiality. The Adviser believes that the only

American Century Investments	Proxy Voting Policies

way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the
incremental additional cost of administering a confidential voting system. Therefore, we will vote in favor of any proposal to adopt confidential voting.

	14.	Opting In or Out of State Takeover Laws
State takeover laws typically are designed to make it more
difficult to acquire a corporation organized in that state. The
Adviser believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential
acquirors. Therefore, the Adviser will vote in favor of opting out of restrictive state takeover laws.

C.	Other Matters

1.	Shareholder Proposals Involving Social, Moral or
Ethical Matters
The Adviser will generally vote management’s recommendation on issues that primarily involve social, moral or ethical matters, such as the MacBride Principles pertaining to operations in
Northern Ireland. While the resolution of such issues may have an effect on shareholder value, the precise economic effect of such proposals, and individual shareholder’s preferences regarding such issues is often unclear. Where this is the case, the Adviser believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Adviser’s clients, and therefore will review management’s assessment of the economic effect of such proposals and rely upon it if we believe its assessment is not unreasonable.

Shareholders may also introduce social, moral or ethical proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company's contributions to political action committees or a
proposal to require a company to adopt a non-smoking workplace policy. The Adviser believes that such proposals are better
addressed outside the corporate arena, and will vote with
management’s recommendation; in addition, the Adviser will
generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.

2.	Anti-Greenmail Proposals
"Anti-greenmail" proposals generally limit the right of a
corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Adviser believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it

American Century Investments	Proxy Voting Policies

will vote in favor of anti-greenmail proposals.

3.Indemnification
The Adviser will generally vote in favor of a corporation's
proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.

4.Non-Stock Incentive Plans
Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Adviser will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements.
Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

5.Director Tenure
These proposals ask that age and term restrictions be placed on the board of directors. The Adviser believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

6.Directors’ Stock Options Plans
The Adviser believes that stock options are an appropriate form of compensation for directors, and the Adviser will vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.

7.Director Share Ownership
The Adviser will vote against shareholder proposals which would require directors to hold a minimum number of the company's shares to serve on the Board of Directors, in the belief that such
ownership should be at the discretion of Board members.

Monitoring Potential Conflicts of Interest
Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Adviser’s staff the opportunity to ask additional questions about the matter being presented. Companies with which the Adviser has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Adviser votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Adviser’s clients, our proxy voting personnel

American Century Investments	Proxy Voting Policies

regularly catalog companies with whom the Adviser has significant business relationships; all discretionary (including case-by-case)
voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

In addition, to avoid any potential conflict of interest that may arise when one American Century mutual fund owns shares of another American
Century mutual fund, the Advisor will “echo vote” such shares, if possible. Echo voting means the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American
Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible (as in the case of the “NT” funds, where the LIVESTRONG funds are the sole shareholder), the shares of the underlying fund (e.g. the “NT” fund)
will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of the Growth Fund shareholders. In the case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent directors.

************************************************************

The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Adviser will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

Case-by-case determinations will be made by the Adviser’s staff, which is overseen by the General Counsel of the Adviser, in consultation with equity managers. Electronic records will be kept of all votes made.

Original 6/1/1989

Revised 12/05/1991

Revised 2/15/1997

Revised 8/1/1999

Revised 7/1/2003

Revised 12/31/2005

Revised 11/29/2006 (KC Board)

Revised 03/08/2007 (MV Board)

American Century Investments	Proxy Voting Policies
Schedule A

Registered Investment Advisers

INVESTMENT ADVISER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT

Proxy Voting
Policy
AXA Rosenberg, as a matter of policy and as a fiduciary to its clients, has the responsibility to vote proxy proposals on behalf of its clients in a manner that is reasonably anticipated to further the best economic interests of those clients and that is consistent with enhancing shareholder value.

The Firm’s policy and practice include the responsibility to arrange for proxies of those clients who have delegated proxy voting responsibility to proxy voting service providers, to disclose any potential conflicts of interest, to make information available to clients about the voting of proxies for their portfolio, and to maintain relevant and required records.

For those advisory clients who did not delegate or who have expressly retained proxy voting responsibility, the Firm has no authority and will not vote any proxies for the portfolios of those clients.

AXA Rosenberg will accommodate clients who delegate proxy voting responsibility to the Firm but also wish to retain their proxy voting rights according to their own proxy policy or on specific proxy issues.

Background
Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. SEC-registered investment advisers that exercise voting authority with respect to client securities are required by Rule 206(4)-6 of the Advisers Act to: (1) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interest of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (2) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (3)
describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (4) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility
The Office of the Global CIO has the responsibility for implementing and monitoring the Firm’s proxy voting policy and practices. Legal and Compliance are responsible for AXA Rosenberg’s disclosures and record keeping of the Firm’s proxy voting.

Procedure
Voting Procedure
AXA Rosenberg has retained third-party service providers (the “Service Providers”) to assist the
Firm in coordinating and voting proxies with respect to client securities. After it is deemed that
AXA Rosenberg will vote proxies on behalf of a client, the Firm notifies Service Providers of this delegation, thereby enabling Service Providers to automatically receive proxy information.

Service Providers will:
• Keep a record of each proxy received
• Determine which accounts managed by AXA Rosenberg hold the security to which the proxy relates

• Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which AXA Rosenberg must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer before the vote takes place
• Be monitored periodically by designated officers of AXA Rosenberg to ensure that the proxies are being properly voted and that appropriate records are being retained
• Be the sole source from which AXA Rosenberg accepts direction as to how to vote individual proxies for whom the Firm has voting responsibility, with the exception of direction from a client as to how to vote proxies for that client’s account

Disclosure
AXA Rosenberg reports in its Disclosure Document the Firm’s proxy voting policy and procedures. Additionally, clients may request information regarding how AXA Rosenberg voted their proxies and may request a copy of the Firm’s policy.

Client Requests for Information
Employees should forward to Client Services all client requests for information regarding proxy votes, policies, and procedures. In response to a request, Client Services will provide the client with the information requested and, as applicable, will include the name of the issuer, the proposal voted upon, and how AXA Rosenberg voted the client’s proxy with respect to each proposal about which the client inquired.

Voting Guidelines
In the absence of specific voting guidelines from the client, AXA Rosenberg will vote proxies in the best interest of each particular client.

Conflicts of Interest
AXA Rosenberg realizes that situations may occur whereby an actual or apparent conflict of interest arises. For example, the Firm may manage a portion of assets of a pension plan of a company whose management is soliciting proxies. The Firm believes its duty is to vote proxies in the best interest of its clients. Therefore, by voting in accordance with the Service Providers’
guidelines, AXA Rosenberg avoids conflicts of interest because the Firm votes pursuant to a predetermined policy based on the recommendation of an independent third party.

Proxies of Certain Non-US Issuers
Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks.
AXA Rosenberg believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (that is, not being able to sell the shares during this period). Accordingly, if share blocking is required, AXA Rosenberg will generally abstain from voting these shares unless there is a compelling reason to the contrary.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that prevent the Firm from voting such proxies. For example, AXA
Rosenberg (or its Service Providers) may receive meeting notices without enough time to fully consider the proxy or after the cutoff date for voting. Other markets require the Firm (or its
Service Providers) to provide local agents with a power of attorney prior to implementing the

Service Provider’s voting instructions. Although it is AXA Rosenberg’s policy to try to vote all proxies for securities held in client accounts for which the Firm has proxy voting authority, in the case of non-US issuers, the Firm votes proxies on a best-effort basis.

12. Proxy Voting

BHMS has the responsibility for voting proxies for portfolio securities consistent with the best economic interests of the beneficial owners. BHMS maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our Firm's proxy policies and procedures to clients. BHMS will provide information to clients about how their proxies were voted and will retain records related to proxy voting.

BHMS retains RiskMetrics Group (RiskMetrics) for corporate governance research and generally uses RiskMetrics’s policy recommendations unless a decision is made to override a specific issue. The director of equity operations, who serves as the proxy coordinator, will review each proxy for each company to ensure that all votes are in the best interest of the beneficial owners.

Proxy Oversight Committee

. BHMS’ Proxy Oversight Committee reviews and reevaluates RiskMetrics’s policies.
Policy modifications and updates implemented by RiskMetrics will be reviewed by the
Proxy Oversight Committee on an on-going basis to ensure that all proxy voting decisions are in the best interests of the beneficial owner.
. The Proxy Oversight Committee includes the Firm’s president, two portfolio managers and the proxy coordinator.

Conflicts of Interest

. All proxies will be voted uniformly in accordance with RiskMetrics’s recommendations unless BHMS overrides a specific issue. This includes proxies of companies that are also clients, thereby eliminating potential conflicts of interest.

BHMS has adopted written procedures to implement the Firm's policy and reviews to monitor and ensure that our policy is observed, implemented properly and amended or updated, as appropriate, including:

. BHMS sends a daily electronic transfer of all stock positions to RiskMetrics.
. RiskMetrics identifies all accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system.
. Any new or controversial issues are presented to the Proxy Oversight Committee for evaluation.
. Domestic Equity Accounts
The proxy coordinator reviews each proposal and evaluates RiskMetrics’s recommendations. If further research is required, the proxy coordinator will direct the
RiskMetrics’s research to the analyst following the security. Generally, proposals are voted in accordance with RiskMetrics’s recommendations unless BHMS overrides a specific issue. The proxy coordinator sends all voting decisions to RiskMetrics through their secure, proprietary, online system.
International Value and Diversified Small Cap Value Accounts
All proxies are voted uniformly in accordance with RiskMetrics’ recommendations.
. RiskMetrics verifies that every vote is received, voted, and recorded.
. BHMS sends a proxy report to each client, at least annually (or as requested by client), listing the number of shares voted and disclosing how each proxy was voted.
. All voting records are retained on the network, which is backed up daily. RiskMetrics retains records for seven years.
. BHMS’ guidelines addressing specific issues are available upon request by calling
214-665-1900 or by e-mailing: clientservices@barrowhanley.com.

. BHMS will identify any conflicts that exist between the interests of the Firm and the client by reviewing the relationship of the Firm with the issuer of each security to determine if we or any of our employees have any financial, business, or personal relationship with the issuer.
. If a material conflict of interest exists, the proxy coordinator will determine whether it is appropriate to disclose the conflict with the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means, such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.
. BHMS will maintain a record of the voting resolution of any conflict of interest.
. The proxy coordinator shall retain the following proxy records in accordance with the
SEC's five-year retention requirement:

. These policies and procedures and any amendments;
. A record of each vote cast; and
. Any document BHMS created that was material to making a decision on how to vote proxies, or that memorializes that decision.

The director of equity operations/proxy coordinator is responsible for implementing and monitoring our proxy voting policy, procedures, disclosures and recordkeeping, including outlining our voting guidelines in our procedures.

INTRODUCTION	1

VOTING GUIDELINES	1

Boards and directors	1

Auditors and audit-related issues	6

Capital structure, mergers, asset sales and other special transactions	6

Remuneration and benefits	9

Social, ethical and environmental issues	12

General corporate governance matters	12

BLACKROCK

PROXY VOTING GUIDELINES FOR U.S. SECURITIES

These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles.

INTRODUCTION

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context for U.S. Securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

VOTING GUIDELINES

These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.

The six key themes are:
· Boards and directors
· Auditors and audit-related issues
· Capital structure, mergers, asset sales and other special transactions
· Remuneration and benefits
· Social, ethical and environmental issues
· General corporate governance matters

Boards and directors

Director elections
BlackRock generally supports board nominees in most uncontested elections. However, BlackRock may withhold votes from the entire board in certain situations, including, but not limited to:

1

BlackRock proxy voting guidelines — U.S. securities

· Where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests.
· Where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.

BlackRock may withhold votes from members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

· An insider or affiliated outsider who sits on any of the board’s key committees (i.e., audit, compensation, nominating and governance), which we believe generally should be entirely independent. However, BlackRock will examine a board’s complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.
· Members of the audit committee during a period when the board failed to facilitate quality, independent auditing.
· Members of the audit committee where substantial accounting irregularities suggest insufficient oversight by that committee.
· Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.
· Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.
· Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.
· The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board members have previously received substantial withhold votes and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote.
· The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company.

BlackRock may withhold votes from individual board members in certain situations, including, but not limited to:

2

BlackRock proxy voting guidelines — U.S. securities

  Where BlackRock obtains evidence that casts significant doubt on a director’s qualifications or ability to represent shareholders.
  Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.
  Where a director has a pattern of attending less than 75% of combined board and applicable key committee meetings.

Age limits / term limits

We typically oppose limits on the pool of directors from which shareholders can choose their representatives, especially where those limits are arbitrary or unrelated to the specific performance or experience of the director in question.

Board size

We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board’s effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

Classified board of directors / staggered terms

A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).

We believe that classification of the board dilutes shareholders’ right to evaluate promptly a board’s performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we lose the ability to provide valuable feedback to the company. Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.

Cumulative voting for directors

Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.

3

BlackRock proxy voting guidelines — U.S. securities

BlackRock may support cumulative voting proposals at companies where the board is not majority independent. However, we may oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility.

Director compensation and equity programs

We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent. We believe that independent director compensation packages based on the company's long-term performance and that include some form of long-term equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages. However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company’s and director’s unique circumstances.

Indemnification of directors and officers

We generally support reasonable but balanced protection of directors and officers. We believe that failure to provide protection to directors and officers might severely limit a company's ability to attract and retain competent leadership. We generally support proposals to provide indemnification that is limited to coverage of legal expenses. However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.

Independent board composition

We generally support shareholder proposals requesting that the board consist of a two-thirds majority of independent outside directors, as we believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.

Liability insurance for directors and officers

Proposals regarding liability insurance for directors and officers often appear separately from indemnification proposals. We will generally support insurance against liability for acts committed in an individual's capacity as a director or officer of a company following the same approach described above with respect to indemnification.

4

BlackRock proxy voting guidelines — U.S. securities

Limits on director removal

Occasionally, proposals contain a clause stipulating that directors may be removed only for cause. We oppose this limitation of shareholders’ rights.

Majority vote requirements

BlackRock generally supports the concept of director election by majority vote. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. However, we also recognize that there are many methods for implementing majority vote proposals. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

Separation of chairman and CEO positions

We generally support shareholder proposals requesting that the positions of chairman and CEO be separated. We may consider the designation of a lead director to suffice in lieu of an independent chair, but will take into consideration the structure of that lead director’s position and overall corporate governance of the company in such cases.

Shareholder access to the proxy

We believe that shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own. In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to participate meaningfully in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking.

We prefer an access mechanism that is equally applied to companies throughout the market with sufficient protections to limit the potential for abuse. Absent such a mechanism under current law, we consider these proposals on a case-by-case basis. In evaluating a proposal requesting shareholder access at a company, we consider whether access is warranted at that particular company at that time by taking into account the overall governance structure of the company as well as issues specific to that company that may necessitate greater board accountability. We also look for certain minimum ownership threshold requirements, stipulations that access can be used only in non-hostile situations, and reasonable limits on the number of board members that can be replaced through such a mechanism.

5

BlackRock proxy voting guidelines — U.S. securities

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing. We take particular note of cases involving significant financial restatements or material weakness disclosures.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure, mergers, asset sales and other special transactions

In reviewing merger and asset sale proposals, BlackRock's primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:

Market premium: For mergers and asset sales, we make every attempt to determine the degree to which the proposed transaction represents a premium to the company's trading price. In order to filter out the effects of pre-merger news leaks on the parties' share prices, we consider a share price from a time period in advance of the merger announcement. In most cases, business combinations should provide a premium; benchmark premiums vary by industry and direct peer group. Where one party is privately held, we look to the comparable transaction analyses provided by the parties' financial advisors. For companies facing insolvency or bankruptcy, a market premium may not apply.

Strategic reason for transaction: There should be a favorable business reason for the combination.

Board approval/transaction history: Unanimous board approval and arm's-length negotiations are preferred. We examine transactions that involve dissenting boards or that were not the result of an arm's-length bidding process to evaluate the likelihood that a transaction is in shareholders’ interests. We also seek to ensure that executive and/or board members’ financial interests in a given transaction do not affect their ability to place shareholders’ interests before their own.

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BlackRock proxy voting guidelines — U.S. securities

Financial advisors' fairness opinions: We scrutinize transaction proposals that do not include the fairness opinion of a reputable financial advisor to evaluate whether shareholders’ interests were sufficiently protected in the merger process.

Anti-greenmail provisions

Greenmail is typically defined as payments to a corporate raider to terminate a takeover attempt. It may also occasionally refer to payments made to a dissident shareholder in order to terminate a potential proxy contest or shareholder proposal. We typically view such payments as a misuse of corporate assets which denies shareholders the opportunity to review a matter of direct economic concern and potential benefit to them. Therefore, we generally support proposals to prevent boards from making greenmail payments. However, we generally will oppose provisions designed to limit greenmail payments that appear to unduly burden or prohibit legitimate use of corporate funds.

Blank check preferred See Preferred Stock.

Eliminate preemptive rights

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership despite any subsequent equity offerings. These provisions are no longer common in the U.S., and may restrict management's ability to raise new capital.

We generally support the elimination of preemptive rights, but will often oppose the elimination of limited preemptive rights, (e.g., rights that would limit proposed issuances representing more than an acceptable level of dilution).

Equal voting rights

BlackRock supports the concept of equal voting rights for all shareholders. Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.

However, when a shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether this action is warranted at that company at that time, and whether the cost of restructuring will have a clear economic benefit to shareholders. We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company’s history of responsiveness to shareholders in determining whether support of such a measure is appropriate.

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BlackRock proxy voting guidelines — U.S. securities

Fair price provisions

Originally drafted to protect shareholders from tiered, front-end-loaded tender offers, these provisions have largely evolved into anti-takeover devices through the imposition of supermajority vote provisions and high premium requirements. BlackRock examines proposals involving fair price provisions and generally votes in favor of those that appear designed to protect minority shareholders, but against those that appear designed to impose barriers to transactions or are otherwise against the economic interests of shareholders.

Increase in authorized common shares

BlackRock considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders. Therefore, we generally do not support increases in authorized common shares where a company has no stated use for the additional common shares and/or has a substantial amount of previously authorized common shares still available for issue that is sufficient to allow the company to flexibly conduct its operations, especially if the company already has a poison pill in place. We may also oppose proposals that include common shares with unequal voting rights.

Increase or issuance of preferred stock

These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock. Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.

However, we frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase

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BlackRock proxy voting guidelines — U.S. securities

would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.

Poison pill plans

Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. These plans are often adopted by the board without being subject to shareholder vote.

Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding. We generally vote in favor of shareholder proposals to rescind poison pills.

Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable 'qualifying offer clause.’ Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

Stock splits and reverse stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Remuneration and benefits

We note that there are management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the

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BlackRock proxy voting guidelines — U.S. securities

company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Adopt advisory resolutions on compensation committee reports

BlackRock generally opposes these proposals, put forth by shareholders, which ask companies to adopt advisory resolutions on compensation committee reports (otherwise known as “Say-on-Pay”). We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the wealth profiles of the executives they seek to incentivize, the appropriate performance measures for the company, and other issues internal and/or unique to the company. In our view, shareholders have a sufficient and much more powerful “say-on-pay” today in the form of director elections, in particular with regards to members of the compensation committee.

Advisory resolutions on compensation committee reports

In cases where there is an advisory vote on compensation put forth by management, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. On the question of support or opposition to executive pay practices our vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions. Generally we believe these matters are best left to the compensation committee of the board and that shareholders should not dictate the terms of executive compensation. Our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.

Claw back proposals

Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated. We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting, regardless of that particular executive’s role in the faulty reporting. We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee stock purchase plans

An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section

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BlackRock proxy voting guidelines — U.S. securities

423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders. We will typically support qualified ESPP proposals.

Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. Our evaluation of equity compensation plans in a post-expensing environment is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the ongoing increase of shares reserved without shareholder approval. We also generally oppose plans that allow for repricing without shareholder approval. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.

Golden parachutes

Golden parachutes provide for compensation to management in the event of a change in control. We generally view this as encouragement to management to consider proposals that might be beneficial to shareholders. We normally support golden parachutes put to shareholder vote unless there is clear evidence of excess or abuse.

We may also support shareholder proposals requesting that implementation of such arrangements require shareholder approval. In particular, we generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current compensation.

Option exchanges

BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems.

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BlackRock proxy voting guidelines — U.S. securities

Pay-for-performance plans

In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the Company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Pay-for-superior-performance

These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company’s compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement. However, our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.

Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Social, ethical and environmental issues See Global Corporate Governance and Engagement Principles.

General corporate governance matters

Adjourn meeting to solicit additional votes

We generally support such proposals when the agenda contains items that we judge to be in shareholders’ best long-term economic interests.

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BlackRock proxy voting guidelines — U.S. securities

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders. The decision to support or oppose bundled proposals requires a balancing of the overall benefits and drawbacks of each element of the proposal.

Change name of corporation

We typically defer to management with respect to appropriate corporate names.

Confidential voting

Shareholders most often propose confidential voting as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. We generally support proposals to allow confidential voting. However, we will usually support suspension of confidential voting during proxy contests where dissidents have access to vote information and management may face an unfair disadvantage.

Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, we will typically favor reincorporating. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we will support reincorporation if we determine that the overall benefits outweigh the diminished rights.

Shareholders' right to call a special meeting or act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting or to solicit votes by written consent in cases where a reasonably high proportion of shareholders (typically a minimum of 15%) are required to agree to such a meeting/consent before it is called,

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BlackRock proxy voting guidelines — U.S. securities

in order to avoid misuse of this right and waste corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the provision is structured for the benefit of a dominant shareholder to the exclusion of others.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may therefore support supermajority requirements in those situations.

Stakeholder provisions

Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders when making corporate decisions. Stakeholder interests vary widely and are not necessarily consistent with the best long-term economic interests of all shareholders, whose capital is at risk in the ownership of a public company. We believe the board’s fiduciary obligation is to ensure management is employing this capital in the most efficient manner so as to maximize shareholder value, and we oppose any provision that suggests the board should do otherwise.

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1. INTRODUCTION TO BLACKROCK	1

2. PHILOSOPHY ON CORPORATE GOVERNACE	1

3. CORPORATE GOVERNANCE, ENGAGEMENT AND VOTING	2

Boards and directors	3

Accounting and audit-related issues	5

Capital structure, merger, asset sales and other special transactions	5

Remuneration and benefits	5

Social, ethical, and environmental issues	6

General corporate governance matters	7

4. BLACKROCK’S OVERSIGHT OF ITS CORPORATE GOVERNANCE ACTIVITIES	7

Oversight	7

Vote execution	8

Conflicts management	9

Voting guidelines	10

Reporting	10

BLACKROCK
GLOBAL CORPORATE GOVERNANCE & ENGAGEMENT PRINCIPLES

1. INTRODUCTION TO BLACKROCK

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world. With more than $3.3 trillion[1] in assets under management, BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds. Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients with portfolios totaling approximately US$7.25 trillion.[1]

2. PHILOSOPHY ON CORPORATE GOVERNACE

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership: companies should be accountable to shareholders for the use of their money, companies and their boards should be structured with appropriate checks and balances to ensure that they operate in shareholders’ interests, effective voting rights are central to the rights of ownership and there should be one vote for one share. Key elements of shareholder protection include protection against excessive dilution, the election of directors and the appointment of auditors. Specifically, shareholders should have the right to elect, remove and nominate directors and to amend the corporate charter or by-laws. Shareholders should also be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, the distribution of income and the capital structure. In order to exercise these rights in their own best interests, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the performance of the company and management.

Our focus is on the board of directors, as the agents of shareholders, who should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should provide direction and leadership to the management and oversee their performance. Our starting position is to be supportive of boards in their oversight efforts on our

1 Data is as of September 30, 2009, is subject to change, and is based on a pro forma estimate of assets under management at BlackRock, Inc.and Barclays Global Investors, N.A.

BlackRock global corporate governance & engagement principles behalf and the items of business they put to a shareholder vote at shareholder meetings. Votes against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns communicated to it regarding the strategy or management of a company.

These principles set out our approach to engaging with companies, provide guidance on our position on the key aspects of corporate governance and outline how these might be reflected in our voting decisions. Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market. However, we do believe that there are some overarching principles of corporate governance that apply globally. We assess voting matters on a case-by-case basis and in light of a company’s unique circumstances. We are interested to understand from the company’s reporting the approach taken, particularly where it is different from the usual market practice and to understand how it benefits shareholders.

BlackRock also believes that shareholders are responsible for exercising oversight of, and promoting due care in, the stewardship of their investment in a company. These ownership responsibilities include, in our view, engaging in certain circumstances with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures. BlackRock’s approach to oversight in relation to its corporate governance activities is set out in section 4.

3. CORPORATE GOVERNANCE, ENGAGEMENT AND VOTING

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles. The primary objective of our corporate governance activities is the protection and enhancement of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

  Boards and directors
  Accounting and audit-related issues
  Capital structure, mergers, asset sales and other special transactions
  Remuneration and benefits

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BlackRock global corporate governance & engagement principles

  Social, ethical and environmental issues
  General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders we will engage with the company and/or use our vote to encourage better practice. In making voting decisions, we take into account research from external proxy advisors, other internal and external research and academic articles, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed. Engagement also allows us to share our philosophy and approach to investment and corporate governance with issuers to enhance their understanding of our objectives. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the operation and strategic direction of the company. For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

  establishing an appropriate corporate governance structure;
  overseeing and supporting management in setting strategy;
  ensuring the integrity of financial statements;
  making decisions regarding mergers, acquisitions and disposals;
  establishing appropriate executive compensation structures; and
  addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance

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BlackRock global corporate governance & engagement principles

(including in relation to board structure) and why this approach is in the interest of shareholders. We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members. Concerns about individual board directors may include their membership on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or reelection in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence include but are not limited to:

  current employment at the company or a subsidiary;
  former employment within the past several years as an executive of the company;
  providing substantial professional services to the company and/or members of the company’s management;
  having had a substantial business relationship in the past three years;
  having, or representing a shareholder with, a substantial shareholding in the company;
  being an immediate family member of any of the aforementioned; and
  interlocking directorships.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it. Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders where they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. We believe that directors are in the best position to assess the optimal size for the board but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters. In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

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BlackRock global corporate governance & engagement principles

Accounting and audit-related issues

BlackRock recognizes the critical importance of financial statements which provide a complete and accurate picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit the fees earned should be disclosed and explained. Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

Capital structure, merger, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emption rights are a key protection for shareholders against the dilution of their interests.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review the transaction to determine the degree to which the proposed transaction enhances long term shareholder value. We would prefer that such transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own. Where the transaction does involve related parties we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We would expect any so-called ‘shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests. We would expect the compensation committee to take into account the specific

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BlackRock global corporate governance & engagement principles circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We support incentive plans that payout rewards earned over multiple and extended time periods. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions should be reasonable in light of market practice.

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, ethical, and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (SEE) aspects of their businesses.

BlackRock expects companies to identify and report on the key, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management are dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and substantial economic disadvantage to the company if the issue is not addressed.

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BlackRock global corporate governance & engagement principles

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, as a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and situation of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies forms the basis on which shareholders can assess the extent to which the economic interests of shareholders have been protected and enhanced and the quality of the board’s oversight of management. BlackRock considers as fundamental, shareholders’ rights to vote, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

4. BLACKROCK’S OVERSIGHT OF ITS CORPORATE GOVERNANCE ACTIVITIES

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes. The Global Corporate Governance Group reports in to the equity business and is considered an investment function. BlackRock maintains regional oversight committees (“corporate governance committees”) for the Americas, Europe, Asia ex-Japan, Japan, and Australia/New Zealand, consisting of senior BlackRock investment professionals. All the regional committees report up to the Global Corporate Governance Committee which is composed of the Chair and Vice-Chair of each regional committee. The committees review and approve amendments to the BlackRock Guidelines and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads a team of dedicated BlackRock employees without sales responsibilities (“Corporate Governance Group”) to carry out engagement, voting and vote operations in a manner consistent with the committees’ mandate. The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision. The Committees likewise retain the authority to, among other things, deliberate or otherwise act directly on specific proxies as

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BlackRock global corporate governance & engagement principles they deem appropriate. BlackRock's Equity Investment Portfolio Oversight Committee (EIPOC) oversees certain aspects of the Global Corporate Governance Committee and the corporate governance function’s activities.

Vote execution

BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its proxy voting guidelines (“Guidelines”) for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees. The committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client

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BlackRock global corporate governance & engagement principles assets in those funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the funds they manage based on their analysis of the economic impact of a particular ballot item.

Conflicts management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock's proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock's affiliates, a Fund or a Fund's affiliates. Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

i)	BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Global Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each committee’s jurisdiction.
ii)	The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the voting process. In addition, the Committee receives periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Committee.
iii)	BlackRock’s Global Corporate Governance Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees. The Global Corporate Governance Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.
iv)	BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities. In addition, BlackRock maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure proxy-related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.
v)	In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies, or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for

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BlackRock global corporate governance & engagement principles voting the proxies related to any company that is affiliated with BlackRock, or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions. In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Voting guidelines

The attached issue-specific voting Guidelines for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting

We report our proxy voting activity directly to clients and publically as required. In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

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Brown Advisory August 2008

e. PROXY VOTING POLICY ON SECURITIES*

The Firm shall vote proxies consistent with this Policy. Generally, the Firm’s research analysts vote actively recommended issuers and obtain research from a proxy service for recommendations for voting proxies of all other issues. Clients may, at any time, opt to change voting authorization. Upon notice that a client has revoked the Firm’s authority to vote proxies, the Firm will forward such materials to the party identified by client.

Routine Matters

Since the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight. However, the position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the client.

Election of Directors. Proxies shall be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions shall be supported because it is important for companies to be able to attract qualified candidates.

Appointment of Auditors. Management recommendations shall generally be supported.

Changes in State of Incorporation or Capital Structure. Management recommendations about re-incorporation shall be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the client.

Non-Routine Matters

Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis because they are an extension of an investment decision.

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Brown Advisory August 2008

Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the Firm.

Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

Conflicts of Interest

A “conflict of interest,” means any circumstance when the Firm or one of its affiliates (including officers, directors and employees), or in the case where the Firm serves as investment adviser to a Brown Advisory Fund, when the Fund or the principal underwriter, or one or more of their affiliates (including officers, directors and employees), knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of clients or Fund shareholders in how proxies of that issuer are voted. The Firm should vote proxies relating to such issuers in accordance with the following procedures:

Routine Matters Consistent with Policy. The Firm may vote proxies for routine matters as required by this Policy.

Immaterial Conflicts. The Firm may vote proxies for non-routine matters consistent with this Policy if it determines that the conflict of interest is not material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Firm’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances.

48

Brown Advisory August 2008

Material Conflicts and Non-Routine Matters. If the Firm believes that (A) it has a material conflict and (B) that the issue to be voted upon is non-routine or is not covered by this Policy, then:

a)	In the case of a Fund, the Firm shall contact the Proxy Manager for Citigroup Global Transaction Services for a review and determination;
b)	In the case of all other clients, the Firm should confer with counsel to ensure that the proxy is voted in the best interest of the client.

Abstention

The Firm may abstain from voting proxies in certain circumstances. The Firm may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the clients, such as (by example and without limitation) when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to effect a vote would be uneconomic relative to the value of the client’s investment in the issuer.

Recordkeeping

The Firm will maintain files relating to its proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Firm. The Firm will retain the following:

o	Copies of the proxy voting procedures and policies, and any amendments thereto.
o	A copy of each proxy statement received by the Firm, provided however that the Firm may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.
o	A record of each vote that the Firm casts.
o	A copy of any document the Firm created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.
o	A copy of each written client request for information on how the Firm voted such client’s proxies, and a copy of any written

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Brown Advisory August 2008

response to any (written or oral) client request for information on how the Firm voted its proxies.

Disclosure

The Firm’s registered investment advisory entities, Brown Investment Advisory Incorporated, Brown Advisory LLC and Brown Securities, LLC will disclose in its Form ADV Part II (inclusive of the Wrap Fee Brochure for Brown Advisory Securities, LLC) that its clients may contact it in order to obtain information on how it voted such client’s proxies, and to request a copy of this Policy. If a client requests this information, the Chief Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the client’s proxy was voted.

A concise summary of this Policy will be included in the Form ADV Part II, and will be updated whenever this Policy is amended and made available to clients upon request.

Office of Primary Responsibility: Director of Research, Portfolio Managers

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CAUSEWAY CAPITAL MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES

Overview

As an investment adviser with fiduciary responsibilities to its clients, Causeway Capital Management LLC (“Causeway”) votes the proxies of companies owned by Causeway International Value Fund (the “Value Fund”), Causeway Global Value Fund, Causeway Emerging Markets Fund (the “EM Fund”), and Causeway International Opportunities Fund (the “Opportunities Fund”) (collectively, the “Funds”), for which it serves as investment adviser. In addition, Causeway votes the proxies of companies owned by institutional and private clients who have granted Causeway such voting authority. Causeway has adopted these Proxy Voting Policies and Procedures to govern how it performs and documents its fiduciary duty regarding the voting of proxies.

Proxies are voted solely in the best interests of the client, the Funds’ shareholders or, where employee benefit assets are involved, in the best interests of plan participants and beneficiaries (collectively “clients”). Causeway’s intent has always been to vote proxies, wherever possible to do so, in a manner consistent with its fiduciary obligations. Practicalities involved in international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

The Chief Operating Officer of Causeway supervises the proxy voting process. Portfolio managers have final decision-making authority over case-by-case votes. To assist in fulfilling its responsibility for voting proxies, Causeway uses independent research and recordkeeping software provided by third parties. Causeway uses RiskMetrics for proxy research, which assists the decision-making process, and for proxy voting services, which include organizing and tracking pending proxies, communicating voting decisions to custodian banks, and maintaining records.

Proxy Voting Guidelines

Causeway will generally vote on specific matters in accordance with the proxy voting guidelines set forth below. However, Causeway reserves the right to vote proxies on behalf of clients on a case-by-case basis if the facts and circumstances so warrant.

Causeway’s proxy voting guidelines are designed to ensure, to the extent feasible, that votes cast are consistent with certain basic principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing a strong and independent board of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. Causeway’s guidelines also recognize that a company’s management is charged with the day-to-day operations and, therefore, Causeway generally votes on routine business matters in favor of management’s proposals or positions.

November 2, 2009

Causeway generally votes for:

  distributions of income
  appointment of auditors
  director compensation, unless deemed excessive
  boards of directors – Causeway generally votes for management’s slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner Causeway believes is not in the best interests of shareholders.
  Causeway generally opposes cumulative voting and attempts to classify boards of directors.
  financial results/director and auditor reports
  share repurchase plans
  changing corporate names and other similar matters

Causeway generally votes the following matters on a case-by-case basis:

  amendments to articles of association or other governing documents changes in board or corporate governance structure
  changes in authorized capital including proposals to issue shares compensation – Causeway believes that it is important that a company’s equity-based compensation plans, including stock option or restricted stock plans, are aligned with the interests of shareholders, including Causeway’s clients. Causeway evaluates compensation plans on a case-by-case basis.
  Causeway generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. Causeway generally opposes proposals to reprice options because the underlying stock has fallen in value.
  debt issuance requests
  mergers, acquisitions and other corporate reorganizations or restructurings changes in state or country of incorporation

November 2, 2009

· related party transactions Causeway generally votes against:

  anti-takeover mechanisms – Causeway generally opposes anti-takeover mechanisms including poison pills, unequal voting rights plans, staggered boards, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions.

Causeway generally votes with management regarding:

  social issues – Causeway believes that it is management’s responsibility to handle such issues, and generally votes with management on these types of issues, or abstains. Causeway will oppose social proposals that it believes will be a detriment to the investment performance of a portfolio company.

The Opportunities Fund primarily invests its assets in the Value Fund and the EM Fund. If the Opportunities Fund receives proxies from the Value Fund or the EM Fund, as a shareholder of such Funds, Causeway intends to vote such proxies in proportion to the vote of all other shareholders of the Value Fund and EM Fund.

Conflicts of Interest

Causeway’s interests may, in certain proxy voting situations, be in conflict with the interests of clients. Causeway may have a conflict if a company that is soliciting a proxy is a client of Causeway or is a major vendor for Causeway. Causeway may also have a conflict if Causeway personnel have a significant business or personal relationship with participants in proxy contests, corporate directors or director candidates.

The Chief Operating Officer will determine the issuers with which Causeway may have a significant business relationship. For this purpose, a “significant business relationship” is one that: (1) represents 1.5% or $1,000,000 of Causeway’s revenues reasonably expected for the current fiscal year, whichever is less; (2) represents 2.5% or $2,000,000 of revenues of an affiliate reasonably expected for the current fiscal year, whichever is less; or (3) may not directly involve revenue to Causeway or its affiliates but is otherwise determined by the Chief Operating Officer to be significant to Causeway or its affiliates, such as a significant relationship with the company that might create an incentive for Causeway to vote in favor of management.

The Chief Operating Officer will identify issuers with which Causeway’s employees who are involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how Causeway votes proxies.

November 2, 2009

The Chief Operating Officer will reasonably investigate information relating to conflicts of interest. For purposes of identifying conflicts under this policy, the Chief Operating Officer will rely on publicly available information about Causeway and its affiliates, information about Causeway and its affiliates that is generally known by Causeway’s employees, and other information actually known by the Chief Operating Officer. Absent actual knowledge, the Chief Operating Officer is not required to investigate possible conflicts involving Causeway where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Chief Operating Officer.

The Chief Operating Officer will maintain a list of issuers with which there may be a conflict and will monitor for potential conflicts of interest on an ongoing basis.

Proxy proposals that are “routine,” such as uncontested elections of directors or those not subject to a vote withholding campaign, meeting formalities and approvals of annual reports/financial statements are presumed not to involve material conflicts of interest. For non-routine proposals, the Chief Operating Officer in consultation with Causeway’s General Counsel decides if they involve a material conflict of interest.

If a proposal is determined to involve a material conflict of interest, Causeway may, but is not required to, obtain instructions from the client on how to vote the proxy or obtain the client’s consent for Causeway’s vote. If Causeway does not seek the client’s instructions or consent, Causeway will vote as follows:

  If a “for” or “against” or “with management” guideline applies to the proposal, Causeway will vote in accordance with that guideline.
  If a “for” or “against” or “with management” guideline does not apply to the proposal, Causeway will follow the recommendation of an independent third party such as ISS.

Practical Limitations Relating to Proxy Voting

While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, may involve a number of problems that may restrict or prevent Causeway’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with powers of attorney to facilitate Causeway’s voting instructions. As a result, Causeway will only use its best efforts to vote clients’ non-US proxies.

November 2, 2009

In addition, regarding US and non-US companies, Causeway will not vote proxies if it does not receive adequate information from the client’s custodian in sufficient time to cast the vote.

November 2, 2009

CLEARBRIDGE ADVISORS

PROXY VOTING POLICIES AND PROCEDURES

AMENDED AND RESTATED AS OF MARCH 31, 2009

I.	TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES
II.	GENERAL GUIDELINES
III.	HOW CLEARBRIDGE VOTES
IV.	CONFLICTS OF INTEREST
	(1)	Procedures for Identifying Conflicts of Interest
	(2)	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest
	(3)	Third Party Proxy Voting Firm – Conflicts of Interest
V.	VOTING POLICY
	(1)	Election of Directors
	(2)	Proxy Contests
	(3)	Auditors
	(4)	Proxy Contest Defenses
	(5)	Tender Offer Defenses
	(6)	Miscellaneous Governance Provisions
	(7)	Capital Structure
	(8)	Executive and Director Compensation
	(9)	State of Incorporation
	(10)	Mergers and Corporate Restructuring
	(11)	Social and Environmental Issues
	(12)	Miscellaneous
VI.	OTHER CONSIDERATIONS
	(1)	Share Blocking
	(2)	Securities on Loan
VII.	DISCLOSURE OF PROXY VOTING
VIII.	RECORDKEEPING AND OVERSIGHT

CLEARBRIDGE ADVISORS’[1]
Proxy Voting Policies and Procedures

I. TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II. GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III. HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider. If a

1 These policies and procedures pertain to ClearBridge Advisors, LLC and ClearBridge Asset Management Inc (collectively, “ClearBridge”).

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matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s proxy voting process is overseen and coordinated by its Proxy Committee.

IV. CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

(1) Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

A ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Legg Mason business unit , and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.

B. ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s annual revenues.

C. As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Legg Mason business unit or non-ClearBridge Legg Mason officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

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	D.	A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by
ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

(2)	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing
Material Conflicts of Interest

	A.	ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy
Committee is comprised of such ClearBridge personnel (and others, at
ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

	B.	All conflicts of interest identified pursuant to the procedures outlined in Section
IV. (1) must be brought to the attention of the Proxy Committee for resolution.
A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy
Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

	C.	The Proxy Committee will determine whether a conflict of interest is material.
A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence,
ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the
Proxy Committee will be maintained.

	D.	If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

	E.	If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted.
Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

i. disclosing the conflict to clients and obtaining their consent before voting;

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ii.	suggesting to clients that they engage another party to vote the proxy on their behalf;

iii.	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

iv.	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

(3)	Third Party Proxy Voting Firm - Conflicts of Interest

With respect to a third party proxy voting firm described herein, the Proxy
Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.	VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be
occasions when different investment teams vote differently on the same issue.	A
ClearBridge investment team (e.g., ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines,
which ISS represents to be fully consistent with AFL-CIO guidelines.

(1)	Election of Directors

A. Voting on Director Nominees in Uncontested Elections.

1. We withhold our vote from a director nominee who:
(a) attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

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	(b)	were members of the company’s board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;
	(c)	received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;
	(d)	is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company’s board, (2) the company’s board performs the functions typically performed by a company’s audit, compensation and nominating committees, or (3) the full board is less than a majority independent (unless the director nominee is also the company CEO, in which case we will vote FOR);
	(e)	is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.
2.	We vote for all other director nominees.
B.	Chairman and CEO is the Same Person.
vote on a case-by-case basis on shareholder proposals that would require the of the Chairman and CEO to be held by different persons. We would vote FOR such a proposal unless there are compelling reasons to vote the proposal, including:
Designation of a lead director
Majority of independent directors (supermajority)
All independent key committees
Size of the company (based on market capitalization)
Established governance guidelines
Company performance
C.	Majority of Independent Directors
We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

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		2.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

	D.	Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

	E.	Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

	F.	Director and Officer Indemnification and Liability Protection

		1.	Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

		2.	We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

		3.	We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

		4.	We vote for only those proposals that provide such expanded coverage noted
in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director's legal expenses would be covered.

	G.	Director Qualifications

		1.	We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

		2.	We vote against shareholder proposals requiring two candidates per board seat.

(2)	Proxy Contests

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	A.	Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors.
Considerations include: chronology of events leading up to the proxy contest;
qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (ie: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

	B.	Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

(3)	Auditors

	A.	Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

	B.	Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

	C.	Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

	D.	Indemnification of Auditors

We vote against proposals to indemnify auditors.

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(4)	Proxy Contest Defenses

	A.	Board Structure: Staggered vs. Annual Elections

		1.	We vote against proposals to classify the board.

		2.	We vote for proposals to repeal classified boards and to elect all directors annually.

	B.		Shareholder Ability to Remove Directors

		1.	We vote against proposals that provide that directors may be removed only for cause.

		2.	We vote for proposals to restore shareholder ability to remove directors with or without cause.

		3.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

		4.	We vote for proposals that permit shareholders to elect directors to fill board vacancies.

	C.	Cumulative Voting

		1.	If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

		2.	If majority voting is in place for uncontested director elections, we vote against cumulative voting.

		3.	If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

	D.	Majority Voting

		1.	We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election

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director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

E.	Shareholder Ability to Call Special Meetings

	1.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

	2.	We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

F. Shareholder Ability to Act by Written Consent

	1.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

	2.	We vote for proposals to allow or make easier shareholder action by written consent.

G.	Shareholder Ability to Alter the Size of the Board

	1.	We vote for proposals that seek to fix the size of the board.

	2.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

H.	Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

I.	Amendment of By-Laws

	1.	We vote against proposals giving the board exclusive authority to amend the by-laws.

	2.	We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

J.	Article Amendments (not otherwise covered by ClearBridge Proxy Voting
Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

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We vote for article amendments if:
• shareholder rights are protected;
• there is negligible or positive impact on shareholder value;
• management provides adequate reasons for the amendments; and
• the company is required to do so by law (if applicable).

(5)	Tender Offer Defenses

	A.	Poison Pills

		1.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

		2.	We vote on a case-by-case basis on shareholder proposals to redeem a company's poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

		3.	We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

	B.	Fair Price Provisions

		1.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

		2.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

	C.	Greenmail

		1.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

		2.	We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

	D.	Unequal Voting Rights

		1.	We vote against dual class exchange offers.

		2.	We vote against dual class re-capitalization.

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	E.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

		1.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

		2.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

	F.	Supermajority Shareholder Vote Requirement to Approve Mergers

		1.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

		2.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

	G.	White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

(6)	Miscellaneous Governance Provisions

	A.	Confidential Voting

		1.	We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

		2.	We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

	B.	Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

	C.	Bundled Proposals

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We vote on a case-by-case basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals.
If the combined effect is positive, we support such proposals.

	D.	Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

	E.	Other Business

We vote for proposals that seek to bring forth other business matters.

	F.	Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

	G.	Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

(7)	Capital Structure

	A.	Common Stock Authorization

		1.	We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph
2 below.

		2.	Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

			a)	Company has already issued a certain percentage (i.e. greater than 50%)
of the company's allotment.

			b)	The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.

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	3.		We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

B.	Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C.	Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D.	Blank Check Preferred Stock

	1.		We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

	2.		We vote for proposals to create “declawed” blank check preferred stock
(stock that cannot be used as a takeover defense).

	3.		We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

	4.		We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

E.	Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

F.	Preemptive Rights

	1.		We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

		a)	Size of the Company.

		b)	Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

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	c)	Percentage of the rights offering (rule of thumb less than 5%).

2. We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

G.		Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan.
Generally, we approve proposals that facilitate debt restructuring.

H.		Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

I.		Dual-Class Stock

We vote for proposals to create a new class of nonvoting or subvoting common stock if:

	•	It is intended for financing purposes with minimal or no dilution to current shareholders
	•	It is not designed to preserve the voting power of an insider or significant shareholder

J.		Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

K.		Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

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L.	Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

(8)	Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

A.	OBRA-Related Compensation Proposals

	1.	Amendments that Place a Cap on Annual Grant or Amend Administrative
Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal
Revenue Code.

	2.	Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal
Revenue Code.

	3.	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section
162(m) the Internal Revenue Code.

	4.	Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue
Code.

B.	Expensing of Options

We vote for proposals to expense stock options on financial statements.

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C.	Index Stock Options

We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer’s compensation committee is comprised solely of independent directors.

D.	Shareholder Proposals to Limit Executive and Director Pay

	1.	We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information.
Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

	2.	We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

• Compensation committee comprised of independent outside directors
• Maximum award limits
• Repricing without shareholder approval prohibited

E.	Golden Parachutes

	1.	We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

	2.	We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

F.	Golden Coffins

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	1.	We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

	2.	We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

G.	Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an
ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

H.	401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

I.	Stock Compensation Plans

	1.	We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

	2.	We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

J.	Directors Retirement Plans

	1.	We vote against retirement plans for non-employee directors.

	2.	We vote for shareholder proposals to eliminate retirement plans for non-
employee directors.

K.	Management Proposals to Reprice Options

We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

• Historic trading patterns
• Rationale for the repricing

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• Value-for-value exchange
• Option vesting
• Term of the option
• Exercise price
• Participation

	L.	Shareholder Proposals Recording Executive and Director Pay

		1.	We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

		2.	We vote against shareholder proposals requiring director fees be paid in stock only.

		3.	We vote for shareholder proposals to put option repricing to a shareholder vote.

		4.	We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

		5.	We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking unto account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

(9)	State/Country of Incorporation

	A.	Voting on State Takeover Statutes

		1.	We vote for proposals to opt out of state freeze-out provisions.

		2.	We vote for proposals to opt out of state disgorgement provisions.

	B.	Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company's state or country of incorporation. Considerations include: reasons for re-incorporation
(i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

	C.	Control Share Acquisition Provisions

		1.	We vote against proposals to amend the charter to include control share acquisition provisions.

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		2.	We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

		3.	We vote for proposals to restore voting rights to the control shares.

		4.	We vote for proposals to opt out of control share cashout statutes.

(10)	Mergers and Corporate Restructuring

	A.		Mergers and Acquisitions

We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc…); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

	B.		Corporate Restructuring

We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

	C.		Spin-offs

We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

	D.		Asset Sales

We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

	E.		Liquidations

We vote on a case-by-case basis on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

	F.		Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

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	G.	Changing Corporate Name

We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

	H.	Conversion of Securities

We vote on a case-by-case basis on proposals regarding conversion of securities.
Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

	I.	Stakeholder Provisions

We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

(11)	Social and Environmental Issues

	A.	In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders' social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

		1.	whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

		2.	the percentage of sales, assets and earnings affected;

		3.	the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

		4.	whether the issues presented should be dealt with through government or company-specific action;

		5.	whether the company has already responded in some appropriate manner to the request embodied in a proposal;

		6.	whether the company's analysis and voting recommendation to shareholders is persuasive;

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		7.	what other companies have done in response to the issue;

		8.	whether the proposal itself is well framed and reasonable;

		9.	whether implementation of the proposal would achieve the objectives sought in the proposal; and

10. whether the subject of the proposal is best left to the discretion of the board.

	B.	Among the social and environmental issues to which we apply this analysis are the following:

		1.	Energy and Environment

		2.	Equal Employment Opportunity and Discrimination

		3.	Product Integrity and Marketing

		4.	Human Resources Issues

(12)	Miscellaneous

	A.	Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

	B.	Operational Items

		1.	We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

		2.	We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

		3.	We vote for by-law or charter changes that are of a housekeeping nature
(updates or corrections).

		4.	We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

		5.	We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

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		6.	We vote against proposals to approve other business when it appears as voting item.

	C.	Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

		•	the opening of the shareholder meeting
		•	that the meeting has been convened under local regulatory requirements
		•	the presence of a quorum
		•	the agenda for the shareholder meeting
		•	the election of the chair of the meeting
		•	regulatory filings
		•	the allowance of questions
		•	the publication of minutes
		•	the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

	D.	Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

	E.	Stock (Scrip) Dividend Alternatives

		1.	We vote for most stock (scrip) dividend proposals.

		2.	We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. (1) through
(12).

The voting policy guidelines set forth in Section V may be changed from time to time by
ClearBridge in its sole discretion.

VI.	OTHER CONSIDERATIONS

23

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

(1) Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

(2) Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII. DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

24

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge
(including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General
Counsel/Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.

VIII.	RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

-	a copy of these policies and procedures;
-	a copy of each proxy form (as voted);
-	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;
-	documentation relating to the identification and resolution of conflicts of interest;
-	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and
-	a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for a United States Registered
Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

25

PROXY VOTING POLICY

I.	Procedures

Columbus Circle Investors (Columbus Circle) is generally authorized by its clients, as a term of its Investment Advisory Agreement, the authority to vote and give proxies for the securities held in clients’ investment accounts. At their election, however, clients may retain this authority, in which case Columbus Circle will consult with clients regarding proxy voting decisions as requested.

For those clients for whom Columbus Circle Investors (Columbus Circle) has undertaken to vote proxies, Columbus Circle retains the final authority and responsibility for such voting subject to any specific restrictions or voting instructions by clients.

In addition to voting proxies for clients, Columbus Circle:

1)	provides clients with a concise summary of its proxy voting policy, which includes information describing how clients may obtain a copy of this complete policy and information regarding how specific proxies related to each respective investment account are voted. Columbus Circle provides this summary to all new clients as part of its Form ADV, Part II disclosure brochure, which is available to any clients upon request;

2)	applies its proxy voting policy according to the following voting policies and keeps records of votes for each client through Institutional Shareholder Services;

3)	keeps records of proxy voting available for inspection by each client or governmental agencies - to both determine whether the votes were consistent with policy and to determine all proxies were voted;

4)	monitors such voting for any potential conflicts of interest and maintains systems to deal with these issues appropriately; and

5)	maintains this written proxy voting policy, which may be updated and supplemented from time to time;

Frank Cuttita, Columbus Circle’s Chief Administrative Officer and Chief Compliance
Officer, will maintain Columbus Circle’s proxy voting process. Clients with questions regarding proxy voting decisions in their accounts should contact Mr. Cuttita.

2006 PROXY VOTING POLICY ·1

II.	Voting Guidelines

Keeping in mind the concept that no issue is considered "routine," outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., company specific reason for voting differently. The Operating
Committee of Columbus Circle has adopted the following voting parameters.

To assist in its voting process, Columbus Circle has engaged Institutional Shareholder
Services (ISS), an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. ISS also provides
Columbus Circle with reports that reflect proxy voting activities for Columbus Circle's client portfolios which provide information for appropriate monitoring of such delegated responsibilities.

Columbus Circle has delegated to ISS the authority to vote Columbus Circle’s clients’
proxies consistent with the following parameters. ISS further has the authority to determine whether any extenuating specific company circumstances exist that would mandate a special consideration of the application of these voting parameters. If ISS makes such a determination, the matter will be forwarded to Mr. Frank Cuttita for review.
Likewise, ISS will present to Columbus Circle any specific matters not addressed within the following parameters for consideration.

A.	Management Proposals:

1.	When voting on ballot items that are fairly common management sponsored initiatives certain items are generally, although not always, voted affirmatively.

¨ "Normal" elections of directors

¨ Approval of auditors/CPA

¨ Directors' liability and indemnification

¨ General updating/corrective amendments to charter

¨ Elimination of cumulative voting

¨ Elimination of preemptive rights

2006 PROXY VOTING POLICY ·2

2.	When voting items that have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively:

¨ Capitalization changes that eliminate other classes of stock and voting rights

¨ Changes in capitalization authorization for stock splits, stock dividends, and other specified needs.

¨ Stock purchase plans with an exercise price of not less than 85% FMV

¨ Stock option plans that are incentive based and not excessive

¨ Reductions in supermajority vote requirements

¨ Adoption of antigreenmail provisions

3.	When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management sponsored initiative:

¨ Capitalization changes that add classes of stock that are blank check in nature or that dilute the voting interest of existing shareholders

¨ Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders

¨ Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

¨ Amendments to bylaws that would require super-majority shareholder votes to pass or repeal certain provisions

¨ Classified or single-slate boards of directors

¨ Reincorporation into a state that has more stringent anti-takeover and related provisions

¨ Shareholder rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding.

2006 PROXY VOTING POLICY ·3

¨ Excessive compensation or non-salary compensation related proposals, always company specific and considered case-by-case

¨ Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

¨ Amending articles to relax quorum requirements for special resolutions

¨ Re-election of director(s) directly responsible for a company’s fraudulent or criminal act

¨ Re-election of director(s) who holds offices of chairman and CEO

¨ Re-election of director(s) who serve on audit, compensation and nominating committees

¨ Election of directors with service contracts of three years, which exceed best practice and any change in control provisions

¨ Adoption of option plans/grants to directors or employees of related companies

¨ Lengthening internal auditors’ term in office to four years

B.	Shareholder Proposals:
Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact.

1.	When voting shareholder proposals, in general, initiatives related to the following items are supported:

¨ Auditors should attend the annual meeting of shareholders
¨ Election of the board on an annual basis
¨ Equal access to proxy process
¨ Submit shareholder rights plan poison pill to vote or redeem

2006 PROXY VOTING POLICY ·4

¨ Undo various anti-takeover related provisions

¨ Reduction or elimination of super-majority vote requirements

¨ Anti-greenmail provisions

¨ Submit audit firm ratification to shareholder votes

¨ Audit firm rotations every five or more years

¨ Requirement to expense stock options

¨ Establishment of holding periods limiting executive stock sales

¨ Report on executive retirement benefit plans

¨ Require two-thirds of board to be independent

¨ Separation of chairman and chief executive posts

2.	When voting shareholder proposals, in general, initiatives related to the following items are not supported:

¨ Requiring directors to own large amounts of stock before being eligible to be elected

¨ Restoring cumulative voting in the election of directors

¨ Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders

¨ Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts or restrictions based on political, special interest or international trade considerations; restrictions on political contributions;
and the Valdez principles.

¨ Restrictions banning future stock option grants to executives except in extreme cases

3.	Additional shareholder proposals require case-by-case analysis

2006 PROXY VOTING POLICY ·5

¨ Prohibition or restriction of auditors from engaging in non-audit services
(auditors will be voted against if non-audit fees are greater than audit and audit-related fees, and permitted tax fees combined)

¨ Requirements that stock options be performance-based

¨ Submission of extraordinary pension benefits for senior executives under a company’s SERP for shareholder approval

¨ Shareholder access to nominate board members

¨ Requiring offshore companies to reincorporate into the United States

Another expression of active involvement is the voting of shareholder proposals.
Columbus Circle evaluates and supports those shareholder proposals on issues that appropriately forward issues of concern to the attention of corporate management.
Historically, many shareholder proposals received very little support, often not even enough to meet SEC refiling requirements in the following year although the SEC is considering relaxing the standards for the placement of shareholder initiatives on ballots.
Support of appropriate shareholder proposals is becoming a more widespread and acknowledged practice and is viewed by many as a direct expression of concern on an issue to corporate management. It is noted, however, that the source (and motivation of the shareholder proposal proponent) can affect outcome on a shareholder proposal vote.

Columbus Circle has not, to date, actively considered filing shareholder proposals, writing letters to companies on a regular basis, or engaging numerous companies in a dialogue. These activities and others that could be considered expressions of activism are not under consideration at this time. Should a particular equity company's policy become of concern, the evaluation and voting process will continue to be the first level of monitoring and communication. Columbus Circle's staff participates in national forums and maintains contacts with corporate representatives.

III.	Conflicts of Interest

Columbus Circle will monitor its proxy voting process for material conflicts of interest.
By maintaining the above-described proxy voting process, most votes are made based on overall voting parameters rather than their application to any particular company thereby eliminating the effect of any potential conflict of interest.

Columbus Circle has reviewed its business, financial and personal relationships to determine whether any conflicts of interest exist, and will at least annually assess the impact of any conflicts of interest. As of the date of this policy, Columbus Circle may

2006 PROXY VOTING POLICY ·6

have a conflict of interest related to voting certain securities of publicly held companies to which the firm provides investment advisory services.

In the event of a vote involving a conflict of interest that does not meet the specific outlined parameters above or and requires additional company-specific decision-making,
Columbus Circle will vote according to the voting recommendation of ISS. In the rare occurrence that ISS does not provide a recommendation, CCI may request client consent on the issue.

Eff. 01/20/2006

2006 PROXY VOTING POLICY ·7

DIMENSIONAL FUND ADVISORS LP
PROXY VOTING POLICY

     Dimensional Fund Advisors LP, (“Dimensional”) has adopted certain Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) for voting proxies on behalf of clients. The Voting Guidelines are largely based on those developed by Risk Metrics Group, Inc., an independent third party service provider (“RMG”), except with respect to certain matters for which Dimensional has modified the standard RMG voting guidelines. A concise summary of the Voting Guidelines is provided.

     The Investment Committee at Dimensional is generally responsible for overseeing Dimensional’s proxy voting process. The Investment Committee has formed a Corporate Governance Committee composed of certain officers, directors and other personnel of Dimensional and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, (iii) verify the on-going compliance with the Voting Policies, and (iv) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Corporate Governance Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate other personnel of Dimensional to vote proxies on behalf of its clients, including all authorized traders of Dimensional.

     Dimensional votes (or refrains from voting) proxies in a manner consistent with the best interests of its clients as understood by Dimensional at the time of the vote. Generally, Dimensional analyzes proxy statements on behalf of its clients in accordance with the Voting Policies and the Voting Guidelines. Most proxies that Dimensional receives will be voted in accordance with the Voting Guidelines. Since most proxies are voted in accordance with the Voting Guidelines, it normally will not be necessary for Dimensional to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Dimensional during the proxy voting process. However, the Proxy Policies do address the procedures to be followed if a conflict of interest arises between the interests of Dimensional’s clients, and the interests of Dimensional or its affiliates. If the Corporate Governance Committee member has actual knowledge of a material conflict of interest and recommends a vote contrary to the Voting Guidelines (or in the case where the Voting Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of RMG), the Committee member will bring the vote to the Corporate Governance Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the client. To the extent the Corporate Governance Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a client in the circumstances described in this paragraph, Dimensional will report annually on such determinations to the client, as applicable.

     Dimensional will usually vote proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, Dimensional reserves the right to vote counter to the Voting Guidelines if, after a review of the matter, Dimensional believes that the best interests of the client would be served by such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Corporate Governance Committee. To the extent that the Voting Guidelines do not cover potential voting issues, Dimensional will vote on such issues in a manner that is consistent with the spirit of the Voting Guidelines and that Dimensional believes would be in the best interests of the client.

     Dimensional votes (or refrains from voting) proxies in a manner that Dimensional determines is in the best interests of a client and which seeks to maximize the value of that client’s investments. In some cases, Dimensional may determine that it is in the best interests of a client to refrain from exercising proxy voting rights. Dimensional may determine that voting is not in the best interest of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of Dimensional, exceed the expected benefits of voting. For securities on loan, Dimensional will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is Dimensional’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by Dimensional recalling loaned securities in order to ensure they are voted. Dimensional does intend to recall securities on loan if it determines that voting the securities is likely to materially affect the value of the client’s investment and that it is in the client’s best interests to do so. In cases where Dimensional does not receive a solicitation or enough information within a sufficient time (as reasonably determined by Dimensional) prior to the proxy-voting deadline, Dimensional may be unable to vote.

A-1

     With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local regulations, customs, and other requirements or restrictions. Dimensional does not vote proxies of non-U.S. companies if Dimensional determines that the expected economic costs from voting outweigh the anticipated economic benefit to a client associated with voting. Dimensional determines whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and generally implements uniform voting procedures for all proxies of companies in a country. Dimensional periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio by portfolio and country by country basis, in order to determine if there have been any material changes that would affect Dimensional’s decision of whether or not to vote. In the event Dimensional is made aware of and believes an issue to be voted is likely to materially affect the economic value of a client, that its vote is reasonably likely to influence the ultimate outcome of the contest, and the expected benefits of voting the proxies exceed the costs, Dimensional will make every reasonable effort to vote such proxies.

     Dimensional has retained Institutional Shareholder Services, Inc., which was acquired by RMG to provide certain services with respect to proxy voting. RMG provides information on shareholder meeting dates and proxy materials; translates proxy materials printed in a foreign language; provides research on proxy proposals and voting recommendations in accordance with the Voting Guidelines; effects votes on behalf of clients; and provides reports concerning the proxies voted. In addition, Dimensional may retain the services of supplemental third party proxy service providers to provide research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Voting Guidelines. Although Dimensional may consider the recommendations of third party service providers on proxy issues, Dimensional remains ultimately responsible for all proxy voting decisions.

APPENDIX

CONCISE SUMMARY OF 2010 U.S. PROXY VOTING GUIDELINES
Effective for Meetings on or after Feb. 1, 2010

     In order to provide greater analysis on shareholder meetings involving companies of which Dimensional’s clients have a significant aggregate holding, Dimensional has elected to receive research reports for certain meetings, as indicated below, from one or both of Glass Lewis and Proxy Governance, Inc. (“PGI”) in addition to RiskMetrics Group Inc. (“RMG”) (each, a “Proxy Service Provider”).

     Specifically, Dimensional will obtain research from one or more Proxy Service Providers in addition to RMG for shareholder meetings where Dimensional’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues; or Compensation Issues about which Dimensional has been contacted by the solicitor, the issuer or a third party. Additionally, Dimensional will obtain research from one or more Proxy Service Providers to supplement research from RMG for any shareholder meeting that involves a proxy contest. Finally, regardless of whether Dimensional’s clients hold a significant aggregate holding in the issuer, Dimensional may seek research from additional Proxy Service Providers for meetings involving compensation issues where Dimensional has been contacted by the solicitor, the issuer or a third party and Dimensional, in its discretion, has deemed that additional research is warranted.

     Where research is obtained from multiple Proxy Service Providers in accordance with these Guidelines, Dimensional will first review the research reports obtained from RMG and Glass Lewis.1 If the research reports from RMG and Glass Lewis agree, Dimensional will vote accordingly. If the research reports from RMG and Glass Lewis are inconsistent, Dimensional will obtain research from PGI and vote in line with the majority position based on the information from the three Proxy Service Providers. For any meeting where research is available only from RMG and one other Proxy Service Provider and the reports do not agree, Dimensional will vote in line with the RMG recommendation.

1. Routine/Miscellaneous:

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

·	An auditor has a financial interest in or association with the company, and is therefore not independent;
·	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
·	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of
GAAP; and material weaknesses identified in Section 404 disclosures; or
·	Fees for non-audit services (“Other” fees) are excessive.
Non-audit fees are excessive if:
·	Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees

2.	Board of Directors:
Votes on director nominees should be determined on a CASE-BY-CASE basis.
Four fundamental principles apply when determining votes on director nominees:
·	Board Accountability
·	Board Responsiveness
·	Director Independence
·	Director Competence

Board Accountability Problematic Takeover Defenses

1 For any meeting where multiple reports are to be obtained and for which Glass Lewis has not issued a report, Dimensional will obtain research from PGI, if available.

VOTE WITHHOLD/AGAINST2 the entire board of directors (except new nominees3, who should be considered on a CASE-by-CASE basis), if:

  The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election -- any or all appropriate nominees (except new) may be held accountable;
  The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;
  The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);
  The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-By-CASE on all nominees if the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

  The date of the pill‘s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;
  The issuer‘s rationale;
  The issuer's governance structure and practices; and
  The issuer's track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

  The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
  The company receives an adverse opinion on the company’s financial statements from its auditor; or
  There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if:

  Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

VOTE WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

  There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);
  The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the firm's equity plan;
  The company fails to submit one-time transfers of stock options to a shareholder vote;
  The company fails to fulfill the terms of a burn rate commitment made to shareholders;
  The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Other Problematic Governance Practices

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:

2 In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

3 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If RMG cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

·	The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved. If this information cannot be obtained, withhold from all incumbent directors;
·	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:
	-	A classified board structure;
	-	A supermajority vote requirement;
	-	Majority vote standard for director elections with no carve out for contested elections;
	-	The inability for shareholders to call special meetings;
	-	The inability for shareholders to act by written consent;
	-	A dual-class structure; and/or
	-	A non-shareholder approved poison pill.
Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:
·	Material failures of governance, stewardship, or fiduciary responsibilities at the company;
·	Failure to replace management as appropriate; or
·	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
Board Responsiveness
Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-
CASE basis), if:
·	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
·	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
·	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or
·	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.
Director Independence
Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors in the
Summary Guidelines) when:
·	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
·	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
·	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
·	The full board is less than majority independent.
Director Competence
Vote AGAINST or WITHHOLD from individual directors who:
·	Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:
	-	Degree to which absences were due to an unavoidable conflict;
	-	Pattern of absenteeism; and
	-	Other extraordinary circumstances underlying the director’s absence;
·	Sit on more than six public company boards;[4]
·	Are CEOs of public companies who sit on the boards of more than two public companies besides their own--
withhold only at their outside boards.

[4] Dimensional will screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.

A-5

Voting for Director Nominees in Contested Elections5

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;
  Management’s track record;
  Background to the proxy contest;
  Qualifications of director nominees (both slates);
  Strategic plan of dissident slate and quality of critique against management;
  Likelihood that the proposed goals and objectives can be achieved (both slates);
  Stock ownership positions.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria: The company maintains the following counterbalancing features:

Designated lead director, elected by and from the independent board members with clearly delineated and duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead however the director must serve a minimum of one year in order to qualify as a lead director.) The duties include, but are not limited to, the following:
presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
serves as liaison between the chairman and the independent directors;
approves information sent to the board;
approves meeting agendas for the board;
approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
has the authority to call meetings of the independent directors;
if requested by major shareholders, ensures that he is available for consultation and direct communication;
Two-thirds independent board;
All independent key committees;
Established governance guidelines;
A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR)
defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;
The company does not have any problematic governance or management issues, examples of which include, but are limited to:
Egregious compensation practices;
Multiple related-party transactions or other issues putting director independence at risk;
Corporate and/or management scandals;
Excessive problematic corporate governance provisions; or
Flagrant board or management actions with potential or realized negative impact on shareholders.

3. Shareholder Rights & Defenses:6

Net Operating Loss (NOL) Protective Amendments

For management proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”), the following factors should be considered on a CASE-BY-CASE basis:

  The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);
  The value of the NOLs;
  Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
  The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
  Any other factors that may be applicable.

5 Dimensional will obtain and review research from RMG and one or more other Proxy Service Providers for all contested elections and will in most cases vote in accordance with the majority recommendation of the Proxy Service Providers.

6 Where Dimensional’s clients have a significant aggregate holding of a company and the company is soliciting votes on these issues, Dimensional will obtain and review research from RMG and one or more other Proxy Service Providers.

Poison Pills- Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

  Shareholders have approved the adoption of the plan; or
  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20% trigger, flip-in or flip-over;
  A term of no more than three years;
  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to ratify a Pill to preserve Net Operating Losses (NOLs)

Vote CASE-BY-CASE on management proposals for poison pill ratification. For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOLs”), the following factors are considered on a CASE-BY-CASE basis:

  The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);
  The value of the NOLs;
  The term;
  Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
  The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
  Any other factors that may be applicable.

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings. Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

  Shareholders’ current right to call special meetings;
  Minimum ownership threshold necessary to call special meetings (10% preferred);
  The inclusion of exclusionary or prohibitive language;
  Investor ownership structure; and
  Shareholder support of and management’s response to previous shareholder proposals.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

  Ownership structure;
  Quorum requirements; and
  Supermajority vote requirements.

4.	Capital/Restructuring:[7]
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:
·	Past Board Performance:
	o	The company’s use of authorized shares during the last three years;
	o	One- and three-year total shareholder return; and
	o	The board’s governance structure and practices;
·	The Current Request:
	o	Disclosure in the proxy statement of the specific reasons for the proposed increase;
	o	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’
quantitative model, which examines the company’s need for shares and its three-year total shareholder return;
and
	o	Risks to shareholders of not approving the request.
Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights.
Preferred Stock
Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
·	Past Board Performance:
	o	The company’s use of authorized preferred shares during the last three years;
	o	One- and three-year total shareholder return; and
	o	The board’s governance structure and practices;
·	The Current Request:
	o	Disclosure in the proxy statement of specific reasons for the proposed increase;
	o	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and three-year total shareholder return; and
	o	Whether the shares requested are blank check preferred shares, and whether they are declawed.
Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series that has superior voting rights.
Mergers and Acquisitions
Vote CASE –BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
·	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
·	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
·	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
·	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
·	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-
control figure presented in the "RMG Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

[7] Where Dimensional’s clients have a significant aggregate holding of a company and the company is soliciting votes on these issues, Dimensional will obtain and review research from RMG and one or more other Proxy Service Providers.

A-8

·	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

5.	Compensation:[8]
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals;
and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
·	The total cost of the company’s equity plans is unreasonable;
·	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;
·	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);
·	The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group;
·	Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or
·	The plan is a vehicle for problematic pay practices.

Other Compensation Proposals and Policies
Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)
In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices-
dissatisfaction with compensation practices can be expressed by voting against the MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on which to express the dissatisfaction, then the secondary target will be members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal; then vote withhold or against compensation committee member (or, if the full board is deemed accountable, to all directors). If the negative factors impact equity-based plans, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

[8] Where Dimensional’s clients have a significant aggregate holding of a company, the company is soliciting votes on these issues, and Dimensional has been contacted by either the solicitor, the issuer or a third party, Dimensional will obtain and review research from RMG and one or more other Proxy Service Providers. Alternatively, if a company held by
Dimensional’s clients is soliciting votes on these issues and Dimensional has been contacted by either the solicitor, the issuer or a third party, Dimensional may deem additional research is warranted and may obtain and review research from RMG and one or more other Proxy Service Providers.

A-9

Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

  There is a misalignment between CEO pay and company performance (pay for performance);
  The company maintains problematic pay practices;
  The board exhibits poor communication and responsiveness to shareholders.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

  Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;
  Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and
  Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Pay for Performance

Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term. Focus on companies with sustained underperformance relative to peers, considering the following key factors:

  Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS – Global Industry Classification Group); and
  Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage. Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

  Problematic practices related to non-performance-based compensation elements;
  Incentives that may motivate excessive risk-taking; and
  Options Backdating.

Non-Performance based Compensation Elements

Companies adopt a variety of pay arrangements that may be acceptable in their particular industries, or unique for a particular situation, and all companies are reviewed on a case-by-case basis. However, there are certain adverse practices that are particularly contrary to a performance-based pay philosophy, including guaranteed pay and excessive or inappropriate non-performance-based pay elements.

While not exhaustive, this is the list of practices that carry greatest weight in this consideration and may result in negative vote recommendations on a stand-alone basis. For more details, please refer to RMG’s Compensation FAQ document: http://www.riskmetrics.com/policy/2010_compensation_FAQ:· Multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation;

  Including additional years of unworked service that result in significant additional benefits, without sufficient justification, or including long-term equity awards in the pension calculation;
  Perquisites for former and/or retired executives, and extraordinary relocation benefits (including home buyouts) for current executives;
  Change-in-control payments exceeding 3 times base salary and target bonus; change-in-control payments without job loss or substantial diminution of duties (“Single Triggers”); new or materially amended agreements that provide for “modified single triggers” (under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package); new or materially amended agreements that provide for an excise tax gross- up (including “modified gross-ups”);
  Tax Reimbursements related to executive perquisites or other payments such as personal use of corporate aircraft, executive life insurance, bonus, etc; (see also excise tax gross-ups above)
  Dividends or dividend equivalents paid on unvested performance shares or units;
  Executives using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements; or
  Repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval (including cash buyouts and voluntary surrender/subsequent regrant of underwater options).

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

  Guaranteed bonuses;
  A single performance metric used for short- and long-term plans;
  Lucrative severance packages;
  High pay opportunities relative to industry peers;
  Disproportionate supplemental pensions; or
  Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-by-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
  Duration of options backdating;
  Size of restatement due to options backdating;
  Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
  Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-by-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

Consider the following factors on a CASE-BY-CASE basis when evaluating ballot items related to executive pay:

Poor disclosure practices, including:
Unclear explanation of how the CEO is involved in the pay setting process;
Retrospective performance targets and methodology not discussed;
Methodology for benchmarking practices and/or peer group not disclosed and explained.
Board’s responsiveness to investor input and engagement on compensation issues, for example:
Failure to respond to majority-supported shareholder proposals on executive pay topics; or
Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

  Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the- money” over the near term;
  Rationale for the re-pricing--was the stock price decline beyond management's control?
  Is this a value-for-value exchange?

  Are surrendered stock options added back to the plan reserve?
  Option vesting--does the new option vest immediately or is there a black-out period?
  Term of the option--the term should remain the same as that of the replaced option;
  Exercise price--should be set at fair market or a premium to market;
  Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Recoup Bonuses

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. RMG will take into consideration:

  If the company has adopted a formal recoupment bonus policy;
  If the company has chronic restatement history or material financial problems; or
  If the company’s policy substantially addresses the concerns raised by the proponent.

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These consist of:
Rigorous stock ownership guidelines, or
A holding period requirement coupled with a significant long-term ownership requirement, or
A meaningful retention ratio,
Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding ratio or the company’s own stock ownership or retention requirements.
Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

6. Social/Environmental Issues:

Overall Approach

Generally vote FOR the management’s recommendation on shareholder proposals involving social/environmental issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

CONCISE SUMMARY OF 2010 INTERNATIONAL
PROXY VOTING GUIDELINES
Effective for Meetings on or after Feb. 1, 2010

     In order to provide greater analysis on shareholder meetings involving companies of which Dimensional’s clients have a significant aggregate holding, Dimensional has elected to receive research reports for certain meetings, as indicated below, from one or both of Glass Lewis and Proxy Governance, Inc. (“PGI”) in addition to RiskMetrics Group Inc. (“RMG”) (each, a “Proxy Service Provider”).

     Specifically, Dimensional will obtain research from one or more Proxy Service Providers in addition to RMG for shareholder meetings where Dimensional’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Election of Labor Representatives, Mandatory Takeover Bid Waivers/Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Related Party Transactions; or Compensation Issues about which Dimensional has been contacted by the solicitor, the issuer or a third party. Additionally, Dimensional will obtain research from one or more Proxy Service Providers to supplement research from RMG for any shareholder meeting that involves a proxy contest. Finally, regardless of whether Dimensional’s clients hold a significant aggregate holding in the issuer, Dimensional may seek research from additional Proxy Service Providers for meetings involving compensation issues where Dimensional has been contacted by the solicitor, the issuer or a third party and Dimensional, in its discretion, has deemed that additional research is warranted.

     Where research is obtained from multiple Proxy Service Providers in accordance with these Guidelines, Dimensional will first review the research reports obtained from RMG and Glass Lewis.9 If the research reports from RMG and Glass Lewis agree, Dimensional will vote accordingly. If the research reports from RMG and Glass Lewis are inconsistent, Dimensional will obtain research from PGI and vote in line with the majority position based on the information from the three Proxy Service Providers. For any meeting where research is available only from RMG and one other Proxy Service Provider and the reports do not agree, Dimensional will vote in line with the RMG recommendation.

1. Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

  There are concerns about the accounts presented or audit procedures used; or
  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

  There are serious concerns about the accounts presented or the audit procedures used;
  The auditors are being changed without explanation; or
  Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

  There are serious concerns about the statutory reports presented or the audit procedures used;
  Questions exist concerning any of the statutory auditors being appointed; or
  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income Vote FOR approval of the allocation of income, unless:

9 For any meeting where multiple reports are to be obtained and for which Glass Lewis has not issued a report, Dimensional will obtain research from PGI, if available.

  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis. Transact Other Business Vote AGAINST other business when it appears as a voting item.

2. Board of Directors

Director Elections

Vote FOR management nominees in the election of directors, unless:

  Adequate disclosure has not been provided in a timely manner;
  There are clear concerns over questionable finances or restatements;
  There have been questionable transactions with conflicts of interest;
  There are any records of abuses against minority shareholder interests; or
  The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors,10 e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote FOR employee and/or labor representatives11 if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives12 if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, on a committee, or the entire board, due to:

  Material failures of governance, stewardship, or fiduciary responsibilities at the company; or
  Failure to replace management as appropriate; or
  Egregious actions related to the director(s) service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

[Please see the International Classification of Directors on the following page.]

10 Dimensional will obtain and review research from RMG and one or more other Proxy Service Providers for all contested elections and will in most cases vote in accordance with the majority recommendation of the Proxy Service Providers.

11 Where Dimensional’s clients have a significant aggregate holding of a company and the company is soliciting votes on these issues, Dimensional will obtain and review research from RMG and one or more other Proxy Service Providers.

12 Where Dimensional’s clients have a significant aggregate holding of a company and the company is soliciting votes on these issues, Dimensional will obtain and review research from RMG and one or more other Proxy Service Providers.

A-15

RMG Classification of Directors – International Policy 2010

Executive Director
• Employee or executive of the company;
• Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
• Any director who is attested by the board to be a non-independent NED;
• Any director specifically designated as a representative of a significant shareholder of the company;
• Any director who is also an employee or executive of a significant shareholder of the company;
• Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;
• Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights
(this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
• Government representative;
• Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
• Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
• Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
• Relative[1] of a current employee of the company or its affiliates;
• Relative[1] of a former executive of the company or its affiliates;
• A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
• Founder/co-founder/member of founding family but not currently an employee;
• Former executive (5 year cooling off period);
• Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]
• Any additional relationship or principle considered to compromise independence under local corporate best practice guidance.
Independent NED
• No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.
Employee Representative
• Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:
[1] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services;
consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
[3] If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues (the recipient is the party receiving the financial proceeds from the transaction). For Central and Eastern European countries: A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value (of all outstanding financing operations)
compared to the company’s total assets is more than 5 percent.
[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United
Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.
[5] For purposes of RMG director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

A-16	- 7 -

Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
· A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
· Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
· Other egregious governance issues where shareholders will bring legal action against the company or its directors.
For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director Compensation[13]
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-
CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-
BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.

Board Structure
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. Capital Structure[14]
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
· The specific purpose of the increase (such as a share-based acquisition or merger) does not meet RMG guidelines for the purpose being proposed; or
· The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.

[13] Where Dimensional’s clients have a significant aggregate holding of a company, the company is soliciting votes on these issues, and Dimensional has been contacted by either the solicitor, the issuer or a third party, Dimensional will obtain and review research from RMG and one or more other Proxy Service Providers. Alternatively, if a company held by
Dimensional’s clients is soliciting votes on these issues and Dimensional has been contacted by either the solicitor, the issuer or a third party, Dimensional may deem additional research is warranted and may obtain and review research from RMG and one or more other Proxy Service Providers.

[14] Where Dimensional’s clients have a significant aggregate holding of a company and the company is soliciting votes on these issues, Dimensional will obtain and review research from RMG and one or more other Proxy Service Providers.

A-17	- 8 -

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans
Generally vote FOR share repurchase programs/market repurchase authorities, provided that the proposal meets the following parameters:
·	Maximum volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);
· Duration does not exceed 18 months.
For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, RMG will assess the company’s historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, RMG will support the proposed authority.
In addition, vote AGAINST any proposal where:
· The repurchase can be used for takeover defenses;
· There is clear evidence of abuse;
· There is no safeguard against selective buybacks;
· Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.
RMG may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed case-by-case based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:
· The overall balance of the proposed plan seems to be clearly in shareholders’ interests;
· The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. Other Items

A-18	- 11 -

Reorganizations/Restructurings[15]
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions[16]
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, RMG reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
· Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?
· While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, RMG places emphasis on the offer premium, market reaction, and strategic rationale.
· Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause RMG to scrutinize a deal more closely.
· Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.
· Management should also have a favorable track record of successful integration of historical acquisitions.
· Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? RMG will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
· Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers[17]
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions[18]
Vote related-party transactions on a CASE-BY-CASE basis.
In evaluating resolutions that seek shareholder approval on related party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following: -
· the parties on either side of the transaction;
· the nature of the asset to be transferred/service to be provided;
· the pricing of the transaction (and any associated professional valuation);
· the views of independent directors (where provided);
· the views of an independent financial adviser (where appointed);
· whether any entities party to the transaction (including advisers) is conflicted; and
· the stated rationale for the transaction, including discussions of timing.
If there is a transaction that RMG deemed problematic and that was not put to a shareholder vote, RMG may recommend against the election of the director involved in the related-party transaction or the full board.

Compensation Plans[19]

[15] Where Dimensional’s clients have a significant aggregate holding of a company and the company is soliciting votes on these issues, Dimensional will obtain and review research from RMG and one or more other Proxy Service Providers.

[16] Where Dimensional’s clients have a significant aggregate holding of a company and the company is soliciting votes on these issues, Dimensional will obtain and review research from RMG and one or more other Proxy Service Providers.

[17] Where Dimensional’s clients have a significant aggregate holding of a company and the company is soliciting votes on these issues, Dimensional will obtain and review research from RMG and one or more other Proxy Service Providers.

[18] Where Dimensional’s clients have a significant aggregate holding of a company and the company is soliciting votes on these issues, Dimensional will obtain and review research from RMG and one or more other Proxy Service Providers.

A-19

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms[20]
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Corporate Social Responsibility (CSR) Issues
Generally vote FOR the management’s recommendation on shareholder proposals involving CSR Issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

[19] Where Dimensional’s clients have a significant aggregate holding of a company, the company is soliciting votes on these issues, and Dimensional has been contacted by either the solicitor, the issuer or a third party, Dimensional will obtain and review research from RMG and one or more other Proxy Service Providers. Alternatively, if a company held by
Dimensional’s clients is soliciting votes on these issues and Dimensional has been contacted by either the solicitor, the issuer or a third party, Dimensional may deem additional research is warranted and may obtain and review research from RMG and one or more other Proxy Service Providers.

[20] Where Dimensional’s clients have a significant aggregate holding of a company and the company is soliciting votes on these issues, Dimensional will obtain and review research from RMG and one or more other Proxy Service Providers.

A-20	- 13 -

Edge Asset Management, Inc.

Proxy Voting
Dated: February 2009

Policy

Edge Asset Management, Inc. (“Edge”) has been delegated by certain clients the responsibility for voting proxies. It is the policy of Edge to vote proxies for portfolio securities in the best interests of its clients. Edge maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about Edge’s proxy policies and practices. Its policy and practice includes the responsibility to receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act (a) to adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe their proxy voting policies and procedures to clients and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The Investment Operations Manager has the responsibility for the execution of its proxy voting policy, practices, disclosures and recordkeeping.

Procedure Summary

Edge has adopted procedures to implement the firm’s policy and periodically reviews and monitors the procedures to ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate. The procedures are summarized as follows:

1. Voting Procedures

  Edge believes it is in the best interest of its clients to delegate the proxy voting responsibility to an expert proxy voting organization, Risk Metrics Group (“RMG”).
  RMG provides policy guidelines and proxy research and analysis in addition to proxy voting. RMG provides Edge with the opportunity to override any proxy proposal that Edge feels is not in the best interest of the client.

2.	Disclosure
Edge’s proxy voting policy and procedures are based on RMG’s Standard Proxy Voting Guidelines and are provided to each client which elects to delegate such authority to Edge. At such client’s discretion, Edge’s policy and procedures will be disclosed in either the client’s Statement of Additional Information (“SAI”) or on its web site.
3.	Client Requests for Information
All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Investment Operations Manager to coordinate an appropriate response.
4.	Voting Guidelines
RMG will vote proxies in the best interests of the client. RMG will vote all proxies from a specific issuer the same way for each client.
RMG will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor's non-audit services.
RMG will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.
In reviewing proposals, the opinions of management, the effect on shareholder value and the issuer’s business practices will be considered.
5.	Conflicts of Interest
If RMG or Edge abstains from voting a proxy due to a conflict or if Edge elects to override an RMG recommendation, it will seek to identify and evaluate whether any conflicts of interest that may exist between the issuer and Edge, its employees and clients.
The resolution will be determined by the Chief Compliance Officer (“CCO”), Chief Investment Officer (“CIO”), and Investment Administrative Officer (“IAO”) who will review the information and determine if a material conflict exists. If a material conflict is determined to exist, the IAO will disclose the conflict to the affected clients, and request instruction from the client as how to vote the proxy.
Edge will maintain a record of the voting resolution of any conflict of interest.
6.	Recordkeeping

The Investment Operations Manager shall retain the following proxy records in accordance with the SEC’s five-year retention requirement. The retention of certain proxy records may be satisfied through reliance on a third party such as RMG or EDGAR.

Records to be maintained include but are not limited to;

  These policies and procedures and any amendments;
  A copy of each proxy statement that Edge receives regarding client securities, records to be maintained by RMG on behalf of Edge.
  A record of each vote that Edge casts;
  Any document Edge created that was material to making a decision how to vote proxies;
  A copy of each written request from a client for information on how Edge voted such client’s proxies, a copy of any written response; and all client communication regarding proxies
  A record of each potential and material conflict of interest identified by the adviser. Such record shall include a summary of the conflict and actions taken to resolve it.
  The record shall also include any analysis of the conflict and rationale considered when making a decision to vote the proxy.

Historical Policies: Revised January 1, 2007; October 9, 2006 Adopted policy: March 31, 2004

EMERALD ADVISERS, INC.
PROXY VOTING POLICY

The voting policies set forth below apply to all proxies which Emerald Advisers, Inc. is entitled to vote. It is EAI’s policy to vote all such proxies. Corporate governance through the proxy process is solely concerned with the accountability and responsibility for the assets entrusted to corporations. The role of institutional investors in the governance process is the same as the responsibility due all other aspects of the fund’s management. First and foremost, the investor is a fiduciary and secondly, an owner. Fiduciaries and owners are responsible for their investments. These responsibilities include:

1)	selecting proper directors
2)	insuring that these directors have properly supervised management
3)	resolve issues of natural conflict between shareholders and managers
	a.	Compensation
	b.	Corporate Expansion
	c.	Dividend Policy
	d.	Free Cash Flow
	e.	Various Restrictive Corporate Governance Issues, Control Issues, etc.
	f.	Preserving Integrity

In voting proxies, EAI will consider those factors which would affect the value of the investment and vote in the manner, which in its view, will best serve the economic interest of its clients. Consistent with this objective, EAI will exercise its vote in a activist pro-shareholder manner in accordance with the following policies.

I. BOARDS OF DIRECTORS

In theory, the board represents shareholders, in practice, all to often Board members are selected by management. Their allegiance is therefore owed to management in order to maintain their very favorable retainers and prestigious position. In some cases, corporations never had a nominating process, let alone criteria for the selection of Board members. Shareholders have begun to focus on the importance of the independence of the Board of Directors and the nominating process for electing these Board members. Independence is an important criterium to adequately protect shareholders’ ongoing financial interest and to properly conduct a board member’s oversight process. Independence though, is only the first criteria for a Board. Boards need to be responsible fiduciaries in their oversight and decision making on behalf of the owners and corporations. Too many companies are really ownerless. Boards who have failed to perform their duties, or do not act in the best interests of the shareholders should be voted out. A clear message is sent when a no confidence vote is given to a set of directors or to a full Board.

A. Election of Directors, a Board of Directors, or any number of Directors. In order to assure Boards are acting solely for the shareholders they represent, the following resolutions will provide a clear message to underperforming companies and Boards who have failed to fulfill duties assigned to them.

• Votes should be cast in favor of shareholder proposals asking that boards be comprised of a majority of outside directors.

• Votes should be cast in favor of shareholder proposals asking that board audit, compensation and nominating committees be comprised exclusively of outside directors.

• Votes should be cast against management proposals to re-elect the board if the board has a majority of inside directors.

• Votes should be withheld for directors who may have an inherent conflict of interest by virtue of receiving consulting fees from a corporation (affiliated outsiders).

• Votes should be withheld, on a case by case basis, for those directors of the compensation committees responsible for particularly egregious compensation plans.

• Votes should be withheld for directors who have failed to attend 75% of board or committee meetings in cases where management does not provide adequate explanation for the absences.

• Votes should be withheld for incumbent directors of poor performing companies; defining poor performing companies as those companies who have below average stock performance (vs. peer group/Wilshire 5000) and below average return on assets and operating margins.

• Votes should be cast in favor of proposals to create shareholder advisory committees. These committees will represent shareholders’ views, review management, and provide oversight of the board and their directors.

B. Selection of Accountants: EAI will generally support a rotation of accountants to provide a truly independent audit. This rotation should generally occur every 4-5 years.

C. Incentive Stock Plans. EAI will generally vote against all excessive compensation and incentive stock plans which are not performance related.

D. Corporate restructuring plans or company name changes, will generally be evaluated on a case by case basis.

E. Annual Meeting Location. This topic normally is brought forward by minority shareholders, requesting management to hold the annual meeting somewhere other than where management desires. Resolution. EAI normally votes with management, except in those cases where management seeks a location to avoid their shareholders.

F. Preemptive Rights. This is usually a shareholder request enabling shareholders to participate first in any new offering of common stock. Resolution: We do not feel that preemptive rights would add value to shareholders, we would vote against such shareholder proposals.

G. Mergers and/or Acquisitions. Each merger and/or acquisition has numerous ramifications for long term shareholder value. Resolution: After in-depth valuation
EAI will vote its shares on a case by case basis.

II. CORPORATE GOVERNANCE ISSUES

These issues include those areas where voting with management may not be in the best interest of the institutional investor. All proposals should be examined on a case by case basis.

A. Provisions Restricting Shareholder Rights. These provisions would hamper shareholders ability to vote on certain corporate actions, such as changes in the bylaws, greenmail, poison pills, recapitalization plans, golden parachutes, and on any item that would limit shareholders’ right to nominate, elect, or remove directors.
These items can change the course of the corporation overnight and shareholders should have the right to vote on these critical issues. Resolution: Vote Against management proposals to implement such restrictions and vote For shareholder proposals to eliminate them.

B. Anti-Shareholder Measures. These are
measures designed to entrench management so as to make it more difficult to effect a change in control of the corporation. They are normally not in the best interests of shareholders since they do not allow for the most productive use of corporate assets.

1. Classification of the Board of Directors:
A classified Board is one in which directors are not elected in the same year rather their terms of office are staggered. This eliminates the possibility of removing entrenched management at any one annual election of directors. Resolution: Vote
Against proposals to classify the Board and support proposals (usually shareholder initiated) to implement annual election of the Board.

2. Shareholder Rights Plans (Poison Pills):

Anti-acquisition proposals of this sort come in a variety of forms. In general, issuers confer contingent benefits of some kind on their common stockholders. The most frequently used benefit is the right to buy shares at discount prices in the event of defined changes in corporate control. Resolution: Vote Against proposals to adopt
Shareholder Rights Plans, and vote For Shareholder proposals eliminating such plans.

3. Unequal Voting Rights:
A takeover defense, also known as superstock, which gives holders disproportionate voting rights. EAI adheres to the One Share, One Vote philosophy, as all holders of common equity must be treated fairly and equally. Resolution: Vote Against proposals creating different classes of stock with unequal voting privileges.

4. Supermajority Clauses:
These are implemented by management requiring that an overly large amount of shareholders (66-95% of shareholders rather than a simple majority) approve business combinations or mergers, or other measures affecting control. This is another way for management to make changes in control of the company more difficult. Resolution:
Vote Against management proposals to implement supermajority clauses and support shareholder proposals to eliminate them.

5. Fair Price Provisions:
These provisions allow management to set price requirements that a potential bidder would need to satisfy in order to consummate a merger. The pricing formulas normally used are so high that the provision makes any tender offer prohibitively expensive. Therefore, their existence can foreclose the possibility of tender offers and hence, the opportunity to secure premium prices for holdings. Resolution: Vote
Against management proposals to implement fair price provisions and vote For shareholder proposals to eliminate them.
Caveat: Certain fair price provisions are legally complex and require careful analysis and advice before concluding whether or not their adoption would serve stockholder interest.

6. Increases in authorized shares and/or creation of new classes of common and preferred stock:
a. Increasing authorized shares.
EAI will support management if they have a stated purpose for increasing the authorized number of common and preferred stock. Under normal circumstances, this would include stock splits, stock dividends, stock option plans, and for additional financing needs. However, in certain circumstances, it is apparent that management is proposing these increases as an anti-takeover measure. When used in this manner, share increases could inhibit or discourage stock acquisitions by a potential buyer, thereby negatively affecting a fair price valuation for the company.
Resolution: On a case by case basis, vote Against management if they attempt to increase the amount of shares that they are authorized to issue if their intention is to use the excess shares to discourage a beneficial business combination. One way to determine if management intends to abuse its right to issue shares is if the amount of authorized shares requested is double the present amount of authorized shares.

b. Creation of new classes of stock.
Managements have proposed authorizing shares of new classes of stock, usually preferreds, which the Board would be able to issue at their discretion. The Board would also be granted the discretion to determine the dividend rate, voting privileges, redemption provisions, conversion rights, etc. without approval of the shareholders. These “blank check” issues are designed specifically to inhibit a takeover, merger, or accountability to its shareholders.
Resolution: EAI would vote AGAINST management in allowing the Board the discretion to issue any type of “blank check” stock without shareholder approval.

c. Directors and Management Liability and Indemnification.
These proposals are a result of the increasing cost of insuring directors and top management against lawsuits. Generally, managements propose that the liability of directors and management be either eliminated or limited. Shareholders must have some recourse for losses that are caused by negligence on the part of directors and management. Therefore directors and management should be responsible for their fiduciary duty of care towards the company. The Duty of
Care is defined as the obligation of directors and management to be diligent in considering a transaction or in taking or refusing to take a corporate action.
Resolution: On a case by case basis, EAI votes Against attempts by management to eliminate directors and management liability for their duty of care.

d. Compensation Plans (Incentive Plans)
Management occasionally will propose to adopt an incentive plan which will become effective in the event of a takeover or merger. These plans are commonly known as “golden parachutes” or “tin parachutes” as they are specifically designed to grossly or unduly benefit a select few in management who would most likely lose their jobs in an acquisition. Shareholders should be allowed to vote on all plans of this type.
Resolution: On a case by case basis, vote Against attempts by management to adopt proposals that are specifically designed to grossly or unduly benefit members of executive management in the event of an acquisition.

e. Greenmail
EAI would not support management in the payment of greenmail.
Resolution: EAI would vote FOR any shareholder resolution that would eliminate the possibility of the payment of greenmail.

f. Cumulative Voting
Cumulative voting entitles stockholders to as many votes as equal the number of shares they own multiplied by the number of directors being elected. According to this set of rules, a shareholder can cast all votes towards a single director, or any two or more. This is a proposal usually made by a minority shareholder seeking to elect a director to the Board who sympathizes with a special interest. It also can be used by management that owns a large percentage of the company to ensure that their appointed directors are elected.
Resolution: Cumulative voting tends to serve special interests and not those of shareholders, therefore EAI will vote Against any proposals establishing cumulative voting and For any proposal to eliminate it.

g. Proposals Designed to Discourage Mergers & Acquisitions In Advance
These provisions direct Board members to weigh socioeconomic and legal as well as financial factors when evaluating takeover bids. This catchall apparently means that the perceived interests of customers, suppliers, managers, etc., would have to be considered along with those of the shareholder. These proposals may be worded: “amendments to instruct the Board to consider certain factors when evaluating an acquisition proposal”. Directors are elected primarily to promote and protect the shareholder interests. Directors should not allow other considerations to dilute or deviate from those interests. Resolution: EAI will vote Against proposals that would discourage the most productive use of corporate assets in advance.

h. Confidential Voting
A company that does not have a ballot provision has the ability to see the proxy votes before the annual meeting. In this way, management is able to know before the final outcome how their proposals are being accepted. If a proposal is not going their way, management has the ability to call shareholders to attempt to convince them to change their votes. Elections should take place in normal democratic process which includes the secret ballot. Elections without the secret ballot can lead to coercion of shareholders, employees, and other corporate partners. Resolution: Vote For proposals to establish secret ballot voting.

i. Disclosure
Resolution: EAI will vote Against proposals that would require any kind of unnecessary disclosure of business records. EAI will vote For proposals that require disclosure of records concerning unfair labor practices or records dealing with the public safety.

j. Sweeteners
Resolution: EAI will vote Against proposals that include what are called
“sweeteners” used to entice shareholders to vote for a proposal that includes other items that may not be in the shareholders best interest. For instance, including a stock split in the same proposal as a classified Board, or declaring an extraordinary dividend in the same proposal installing a shareholders rights plan
(Poison Pill).

k. Changing the State of Incorporation

If management sets forth a proposal to change the State of Incorporation, the reason for change is usually to take advantage of another state’s liberal corporation laws, especially regarding mergers, takeovers, and anti-shareholder measures. Many companies view the redomestication in another jurisdiction as an opportune time to put new anti-shareholder measures on the books or to purge their charter and bylaws of inconvenient shareholder rights, written consent, cumulative voting, etc. Resolution: On a case by case basis, EAI will vote
Against proposals changing the State of Incorporation for the purpose of their anti-shareholder provisions and will support shareholder proposals calling for reincorporation into a jurisdiction more favorable to shareholder democracy.

l.	Equal Access to Proxy Statements
EAI supports stockholders right to equal access to the proxy statement, in the same manner that management has access. Stockholders are the owners of a corporation and should not be bound by timing deadlines and other obstacles that presently shareholders must abide by in sponsoring proposals in a proxy statement. The Board should not have the ability to arbitrarily prevent a shareholder proposal from appearing in the proxy statement. Resolution: EAI will support any proposal calling for equal access to proxy statements.

m. Abstention Votes
EAI supports changes in the method of accounting for abstention votes.
Abstention votes should not be considered as shares “represented” or “cast” at an annual meeting. Only those shares cast favoring or opposing a proposal should be included in the total votes cast to determine if a majority vote has been achieved.
Votes cast abstaining should not be included in total votes cast. Resolution: EAI will support any proposal to change a company’s by-laws or articles of incorporation to reflect the proper accounting for abstention votes.

III. Other Issues

On other major issues involving questions of community interest, moral and social concern, fiduciary trust and respect for the law such as:

A.	Human Rights
B.	Nuclear Issues
C.	Defense Issues
D.	Social Responsibility

EAI, in general supports the position of management. Exceptions to this policy
Include:

1. South Africa
EAI will actively encourage those corporations that have South African interests to adopt and adhere to the Statement of Principles for South

Africa, formerly known as the Sullivan Principles, and to take further actions to promote responsible corporate activity.

2. Northern Ireland
EAI will actively encourage U.S. companies in Northern Ireland to adopt and adhere to the MacBride Principles, and to take further actions to promote responsible corporate activity.

ESSEX INVESTMENT MANAGEMENT COMPANY, LLC

Summary of Proxy Voting Policies and Procedures

Introduction

Essex views seriously its responsibility to exercise proxy voting authority over securities within its clients' portfolios. As an investment adviser and fiduciary of client assets, Essex utilizes proxy voting policies and procedures intended to protect the value of shareholder investments and are designed to reasonably ensure that Essex votes proxies in the best interest of clients for whom Essex has voting authority. In voting proxies, we seek to both maximize the long-term value of our clients' assets and to cast votes that we believe to be fair and in the best interest of the affected c1ient(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets.

The following is a summary of the policies and procedures that govern the voting of proxies in situations where Essex is responsible for such voting. Essex clients will either retain proxy voting authority or delegate it to Essex. If a client has delegated such authority to Essex (whether in the client's investment management agreement with Essex or otherwise), Essex will vote proxies for that client. If a particular client for whom Essex has investment discretion has not explicitly delegated proxy voting authority to Essex, Essex will vote such client's proxies.

Voting Agent

Essex has contracted with an independent third party provider of proxy voting and corporate governance services (“proxy agent”), to conduct in-depth proxy research, execute proxy votes, and keep various records necessary for tracking proxy voting actions taken and proxy voting materials for the appropriate client account. The proxy agent specializes in providing a variety of fiduciary-level services related to proxy voting. The proxy agent researches proxy issues and then independent from Essex executes votes.

Essex has adopted the proxy agent's proxy voting policy guidelines as its own and votes Essex's clients' proxies (for those clients over which it has proxy voting authority) according to those policy guidelines.

Details of the proxy agents' proxy voting policy guidelines are available upon request.

In extraordinary circumstances, Essex's Proxy Voting Committee ("Committee") and Chief Compliance Officer may actively issue a voting instruction. The Committee is discussed below.

Proxy Voting Committee

Essex's Proxy Voting Committee is responsible for deciding what is in the best interests of clients when determining how proxies are voted. The Committee meets at least annually to review and re-approve (if the Committee determines they continue to be reasonably designed to be in the best interest of Essex's clients), proxy agent's proxy voting policies as Essex's own proxy voting policies. Any changes to the proxy agent voting policies must be reviewed, approved, and adopted by the Committee at the time the changes occur. The Committee also would become involved in extraordinary circumstances in which Essex decides to exercise it voting discretion.

Conflicts of Interest

As noted, Essex has an agreement with a proxy agent as an independent proxy voting agent and has adopted the proxy agent's proxy voting policies. The adoption of the proxy agent's proxy voting policies which provide pre-determined policies for voting proxies was designed to remove conflicts of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that Essex may have to interpret on how to vote proxies in cases where Essex has a material conflict of interest or the appearance of a material conflict of interest.

There may be a situation where the proxy agent itself may have a material conflict with respect to a proxy vote that it is voting on Essex's clients' behalf. In those situations, the proxy agent will fully or partially abstain from voting the proxy and Essex's Committee will provide the actual voting recommendation after a review of the vote(s) involved. Essex's Chief Compliance Officer must approve any decision made on such vote prior to the vote being cast. Essex's Committee and Chief Compliance Officer will also become involved in any other situation, though expected to be rare, where Essex takes voting discretion from the proxy agent.

In both of the preceding circumstances, the Committee and Essex's Chief Compliance Officer will work to ensure that prior to a vote being made, conflicts of interest are identified and material conflicts are properly addressed such that the proxy may be voted in the best interest of clients.

Proxy/Shareblocking

In general, unless otherwise directed by the client, Essex will make reasonable efforts to vote client proxies in accordance with the proxy voting recommendations of the proxy agent. Essex may decline to vote proxies if to do so would cause a restriction to be placed on Essex’s ability to trade securities held in client accounts in "share blocking" countries. Accordingly, Essex may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time.

How to Obtain Voting Information

Clients may obtain information about how Essex voted proxies for securities held in their account(s) or a copy of Essex's full proxy voting policy and procedures by contacting Essex at, (617) 342-3200 or proxyvoting@essexinvest.com <mailto:proxyvoting@essexinvest.com>.

Goldman Sachs Asset Management

POLICY ON PROXY VOTING
FOR INVESTMENT ADVISORY CLIENTS

Goldman Sachs Asset Management (“GSAM”) has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the
“Policy”). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.

Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

Public Equity Investments

To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services (“ISS”) Standard Proxy Voting Guidelines
(the “Guidelines”), except in circumstances as described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes.
They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast. A summary of the Guidelines is attached as Appendix A.

For purposes of this Policy, “GSAM” refers, collectively, to the Goldman Sachs Asset Management unit of Goldman, Sachs &
Co.’s Investment Management Division; Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International;
and Goldman Sachs Princeton LLC.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an “ISS Recommendation”) that reflects ISS’s application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. As explained more fully below, however, each GSAM equity portfolio management team (“Portfolio Management Team”) may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Local Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to the Global Chief Investment Officer and other appropriate GSAM personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Senior management of GSAM periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.

Implementation by Portfolio Management Teams

General Overview

While it is GSAM’s policy generally to follow the Guidelines and the ISS Recommendations, the active-equity and quantitative-equity Portfolio Management Teams have developed different approaches for using the Guidelines and ISS Recommendations in light of their different investment philosophies and processes.

Active Equity

Our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis and subject to the approval process described above, each active-equity Portfolio Management Team may vote differently from the Guidelines or a particular ISS Recommendation. In forming their views on particular matters, our active-equity Portfolio Management Teams are permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and ISS Recommendations.

In our active-equity investment research process, responsibility for analyzing corporate board structures and the corporate governance practices of portfolio companies in

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connection with proxy voting decisions lies with the relevant Portfolio Management Team. Accordingly, each active-equity Portfolio Management Team is charged with performing these functions for the portfolio companies as part of the team’s research efforts.

As part of that research process, each active-equity Portfolio Management Team has regular internal research meetings to discuss the companies held in a particular team’s investment portfolio. Among the topics that may be discussed at these meetings are issues pertaining to a portfolio company’s record and policies on corporate governance practices that may affect shareholder value.

Each active-equity Portfolio Management Team determines how to allocate responsibility for analyzing corporate governance issues and proxy voting decisions among the team’s members. Under each arrangement, the work related to proxy voting is integrated into our research process. Each active-equity Portfolio Management Team remains responsible for ensuring that corporate governance issues are analyzed and proxy votes are cast in a manner consistent with our guiding principles.

Quantitative Equity

Our quantitative-equity Portfolio Management Teams, by contrast, have decided to follow the Guidelines and ISS Recommendations exclusively, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as the evaluation of ISS’s services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our quantitative-equity Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of GSAM senior management) and any specific shareholder vote (subject to the approval process described above).

Use of Third-Party Service Providers

We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by GSAM to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.

GSAM’s decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

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GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.

Conflicts of Interest

Pursuant to this Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by GSAM in accordance with the Guidelines and ISS Recommendations will not present any conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where an active-equity Portfolio Management Team decides to vote against an ISS Recommendation. In general, conflicts of interest between GSAM and other businesses within Goldman Sachs should not affect GSAM in light of the information barrier policies separating GSAM from those other businesses. In addition, in any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, includes an inquiry into potential conflicts of interest, and GSAM senior management will not approve decisions that are based on the influence of such conflicts.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

External Managers

Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. GSAM may, however, retain such responsibilities where it deems appropriate.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. GSAM can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

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Appendix A

ISS Standard Proxy Voting Guidelines Summary

The following is a concise summary of the ISS Standard Proxy Voting Guidelines (the
“Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for
Investment Advisory Clients (“Policy”) with respect to public equity investments. As described in the main body of the Policy, GSAM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

1.	Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:
An auditor has a financial interest in or association with the company, and is therefore not independent,
Fees for non-audit services are excessive, or
There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

2.	Board of Directors

a.	Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

b.	Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

c.	Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

5

d.	Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.	Shareholder Rights

a.	Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

b.	Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

c.	Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

d.	Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

e.	Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the

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proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.	Proxy Contests

a.	Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

b.	Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5.	Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.	Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-
BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

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8.	Capital Structure

a.	Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.

b.	Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:
It is intended for financing purposes with minimal or no dilution to current shareholders
It is not designed to preserve the voting power of an insider or significant shareholder

9.	Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

a.	Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a
CASE-BY-CASE basis giving consideration to the following:

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Historic trading patterns
Rationale for the repricing
Value-for-value exchange
Option vesting
Term of the option
Exercise price
Participation

b.	Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:
Purchase price is at least 85 percent of fair market value;
Offering period is 27 months or less; and
Potential voting power dilution is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

c.	Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors go into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

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Guggenheim Investment Management, LLC

PROXY VOTING POLICIES AND PROCEDURES

I. Introduction/Purpose

Guggenheim Investment Management, LLC (“GIM”) has adopted these Proxy Voting Policies and Procedures (“Proxy Policies”) to guide how GIM votes proxies with respect to certain securities held in accounts of its clients.

II. Proxy Voting Responsibilities

The portfolio managers, under the auspices of the Head Trader (“Head Trader”), shall be responsible for evaluating and voting proxies in accordance with these Proxy Policies. The portfolio manager, in consultation with the Head Trader, shall be responsible for identifying any material conflicts of interest on the part of GIM or its personnel that may affect particular proxy votes and resolving any material conflicts identified. The operations director and the Head Trader are responsible for administering, overseeing and recommending updates to these Proxy Policies as may be appropriate from time to time.

In addition, the operations director and the Head Trader (in consultation with the Chief Compliance Officer (“CCO”) or senior management of GIM, as may be necessary) shall be responsible for: assisting portfolio managers in analyzing and evaluating particular proposals presented for vote; determining when and how proxies should be voted other than in accordance with the general rules and criteria set forth below; and making and keeping all required records with respect to proxies voted by GIM.

III. Proxy Guidelines

Generally, GIM will vote proxies in manner which it believes is in the best interests of its clients.

IV. Conflicts of Interest

GIM recognizes that there may be a potential conflict of interest when it votes a proxy. To that end, GIM has implemented these additional procedures to address certain votes that may be may be subject to a material conflict of interest, including: (a) evaluating the nature of GIM’s and its employees’ material business and personal relationships (and those of its affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (b) prohibiting employees involved in the decision making process or vote administration from revealing how GIM intends to vote on a proposal in order to reduce any attempted influence from interested parties; and (c) where a material conflict of interest exists, reviewing its proposed vote by applying a series of

August 2009

objective tests and, where necessary, considering the views of a third party research service.

In circumstances in which GIM considers the recommendation of third party research services, the operations director will take reasonable steps to verify that the third party research service is in fact independent, based on all of the relevant facts and circumstances. This includes among other things, analyzing whether the third party research service: (a) has the capacity and competency to adequately analyze the specific proxy issues; and (b) can make such recommendations in an impartial manner and in the best interests of GIM’s clients.

V. When GIM May Not Vote Proxies

GIM may abstain from voting proxies in certain circumstances, including situations where: (a) the securities being voted are no longer held by the client; (b) the proxy and other relevant materials are not received in sufficient time to allow adequate analysis or an informed vote by the voting deadline; (c) GIM concludes that the cost of voting the proxy is likely to exceed the expected benefit to the client; or (d) if, in the opinion of GIM, insufficient information is provided regarding the proposal.

VI. Proxies of Certain Non-U.S. Issuers

Voting proxies of issuers in non-U.S. markets may give rise to a number of administrative issues that may prevent GIM from voting such proxies. For example, GIM may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require GIM to provide local agents with power of attorney prior to implementing GIM’s voting instructions. Although it is GIM’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-U.S. issuers, we vote proxies on a best efforts basis.

VII. Proxy Voting Records

Clients may obtain information about how GIM voted proxies on their behalf by contacting their GIM administrative representative. Alternatively, clients may make a written request for proxy voting information to: Chief Compliance Officer, Guggenheim Investment Management, LLC, 135 East 57th Street, New York, NY 10022.

VIII. Maintenance of Proxy Voting Records

As required by Rule 204-2 under the Investment Advisers Act of 1940, GIM will maintain the following records: (a) a copy of these Proxy Policies, as they may be amended from time to time; (b) copies of proxy statements received regarding client securities, unless these materials are available electronically through the SEC’s EDGAR system; (c) a record of each proxy vote cast on behalf of its clients; (d) a copy of internal documents created by GIM that were material to making the decision how to vote proxies on behalf of its clients; and (e) each written client request for information on how

August 2009

GIM voted proxies on behalf of the client and all written responses by GIM to oral or written client requests for such proxy voting information.

IX. Policy Summary

GIM will provide clients a summary of these Policies, either directly or by delivering to each client of a copy of its Form ADV, Part II that contains a summary. A copy of these materials will be provided promptly to clients on request.

August 2009

JACOBS LEVY EQUITY MANAGEMENT, INC.
PROXY VOTING POLICIES AND PROCEDURES

As of June 1, 2009

I.	Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Jacobs Levy has discretion to vote the proxies of its clients, proxies will be voted in the best interests of its clients in accordance with these policies and procedures.

II.	Proxy Voting Procedures

Proxies are obtained through Governance Analytics, a third party application from
Riskmetrics (formerly Institutional Shareholder Services) used for proxy notification, research and voting. The Chief Compliance Officer is responsible for ensuring proxies are voted in accordance with the Jacobs Levy guidelines. Under his direction, the following procedures are performed:

(a) Jacobs Levy voting policies along with any custom client voting policies are loaded into Governance Analytics.

(b) RiskMetrics compares positions between Jacobs Levy and the custodian and any differences are investigated and resolved.

(c) Ballots are populated automatically by Governance Analytics based on the voting policies previously loaded.

(d) Manager, Portfolio Administration reviews the populated ballots against the applicable voting policy. The Manager, Portfolio Administration will consult with the Chief Compliance Officer and/or the Principals, if necessary.

(e) Votes are submitted electronically through Governance Analytics.

Where Jacobs Levy retains a third party to assist in coordinating and voting proxies with respect to client securities, the Chief Financial Officer and the Chief Compliance Officer
shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III.	Voting Guidelines

Jacobs Levy will vote proxies in the best interests of its clients. Clients can provide specific voting guidelines, which would be implemented for their account. Jacobs Levy believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

RiskMetrics assigns a proxy issue code to all proxy voting proposals and also issues a voting recommendation. A cumulative listing of RiskMetrics proxy issue codes is maintained by
Portfolio Administration. Unless a client has provided specific voting guidelines, Jacobs
Levy will vote proxies in accordance with RiskMetrics’ recommendations, except as provided in (a) - (d) below:

(a) There are specific proxy issues that Jacobs Levy has identified with respect to which it will vote with management and others with respect to which it will vote against management because Jacobs Levy believes the intent is to entrench management or dilute the value or safety of shares to shareholders. A comprehensive listing of these issues is included as Exhibit A.

(b) It is Jacobs Levy’s belief that it is not its place to make moral, environmental or social decisions for companies and therefore Jacobs Levy intends to vote with management's recommendations on such issues, as management is in a better position to judge the effects of such decisions on the company.

(c) In certain circumstances, a proxy may include "hidden" additional issues for which
Jacobs Levy's position, as noted above, may differ from the overall RiskMetrics recommendation. In these instances, Jacobs Levy will not vote with the RiskMetrics recommendation.

(d) Any issue with a new RiskMetrics proxy issue code will be forwarded to one of the
Principals, the Chief Financial Officer, or the Chief Compliance Officer for review and determination of how the proxy should be voted.

IV.	Conflicts of Interest

(a) The Chief Compliance Officer will identify any conflicts that exist between the interests of Jacobs Levy and its clients. This examination will include a review of the relationship of Jacobs Levy with the issuer of each security to determine if the issuer is a client of Jacobs Levy or has some other relationship with Jacobs Levy or a client of Jacobs Levy.

(b) If a material conflict exists, Jacobs Levy will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the clients or whether some alternative action is appropriate, including, without limitation, following the RiskMetrics recommendation.

2

V.	Disclosure

	(a)	Jacobs Levy will disclose in its Form ADV Part II that clients may contact the Chief
Compliance Officer, Heath N. Weisberg, via email or telephone at
heath.weisberg@jlem.com or (973) 410-9222 in order to obtain information on how
Jacobs Levy voted such client's proxies and/or to request a copy of these policies and procedures. If a client requests this information, the Chief Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon;
and (3) how Jacobs Levy voted the client's proxy.

	(b)	A concise summary of these Proxy Voting Policies and Procedures will be included in Jacobs Levy's Form ADV Part II, and will be updated whenever these policies and procedures are updated. Jacobs Levy's Form ADV Part II will be offered to existing clients annually.

VI.	Recordkeeping

The Manager of Portfolio Administration and Chief Compliance Officer will maintain files relating to Jacobs Levy's proxy voting procedures. Records will be maintained and preserved for at least five years from the end of the fiscal year during which the last entry was made on a record, with certain required records for at least the most recent two years kept in the offices of Jacobs Levy. Records of the following will be included in the files:

	(a)	Copies of these proxy voting policies and procedures, and any amendments thereto.

	(b)	An electronic copy of each proxy statement that Jacobs Levy receives. In addition,
Jacobs Levy may obtain a copy of proxy statements from RiskMetrics.

	(c)	An electronic record of each vote that Jacobs Levy casts. In addition, voting records may be obtained from RiskMetrics.

	(d)	A copy of any document Jacobs Levy created that was material to making a decision on how to vote proxies, or that memorializes that decision.

	(e)	A copy of each written client request for information on how Jacobs Levy voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how Jacobs Levy voted its proxies.

3

Exhibit A

VOTING POLICY ON SPECIFIC PROXY ISSUES

MANAGEMENT PROPOSALS - ROUTINE/BUSINESS

Issue
Code	Description	Vote

M0101	Ratify Auditors	For
M0106	Amend Articles/Charter-General Matters	For
M0111	Change Company Name	For
M0117	Designate Inspector or Shareholder Rep. of Minutes of Meetings	For
M0119	Reimburse Proxy Contest Expense	Against
M0124	Approve Stock Dividend Program	For
M0125	Other Business	Against
M0129	Approve Minutes of Meeting	For
M0136	Approve Auditors and Authorize Board to Fix Remuneration of	For
Auditors
M1050	Receive Financial Statements and Statutory Reports	For

MANAGEMENT PROPOSALS – DIRECTOR RELATED

Issue
Code	Description	Vote

M0201	Elect Directors	For
M0205	Allow Board to Set its Own Size	Against
M0206	Classify the Board of Directors	Against
M0207	Eliminate Cumulative Voting	For
M0215	Declassify the Board of Directors	For
M0218	Elect Directors to Represent Class X Shareholders	For
M0226	Classify Board and Elect Directors	Against

MANAGEMENT PROPOSALS – CAPITALIZATION

Issue
Code	Description	Vote

M0304	Increase Authorized Common Stock	For
M0308	Approve Reverse Stock Split	For
M0309	Approve Increase in Common Stock and a Stock Split	For
M0314	Eliminate Preemptive Rights	For
M0316	Amend Votes Per Share of Existing Stock	Against
M0320	Eliminate Class of Preferred Stock	For
M0322	Cancel Company Treasury Shares	For
M0325	Reduce Authorized Common Stock	For
M0374	Approve Reduction in Share Capital	For

Exhibit A

VOTING POLICY ON SPECIFIC PROXY ISSUES

MANAGEMENT PROPOSALS – NON-SALARY COMP.

Issue
Code	Description	Vote

M0510	Approve Employee Stock Purchase Plan	For
M0512	Amend Employee Stock Purchase Plan	For
M0534	Approve/Amend 401(k)/Savings Plan	For
M0537	Approve/Amend Supplemental Retirement Plan	For

MANAGEMENT PROPOSALS – ANTI-TAKEOVER RELATED

Issue
Code	Description	Vote

M0604	Provide Directors May Only be Removed For Cause	Against
M0605	Adopt or Increase Supermajority Vote Requirement for Amendments	Against
M0606	Adopt or Increase Supermajority Vote Requirement for Mergers	Against
M0607	Adopt or Increase Supermajority Vote Requirement for Removal of	Against
Directors
M0608	Reduce Supermajority Vote Requirement	For
M0618	Eliminate Right to Call Special Meeting	Against
M0622	Consider Non-Financial Effects of Mergers	Against
M0627	Permit Board to Amend Bylaws Without Shareholder Consent	Against
M0653	Authorize Board to Issue Shares in the Event of a Public Tender	Against
Offer or Share Exchange Offer

SHAREHOLDER PROPOSALS - ROUTINE/BUSINESS

Issue
Code	Description	Vote

S0102	Change Date/Time of Annual Meeting	Against
S0106	Initiate Payment of Cash Dividend	Against
S0110	Establish Shareholder Advisory Committee	Against

Exhibit A

VOTING POLICY ON SPECIFIC PROXY ISSUES

SHAREHOLDER PROPOSALS - DIRECTOR RELATED

Issue
Code	Description	Vote

S0201	Declassify the Board of Directors	For
S0202	Establish Term Limits for Directors	Against
S0207	Restore or Provide for Cumulative Voting	Against
S0209	Establish Director Stock Ownership Requirement	Against
S0211	Establish Mandatory Retirement Age for Directors	Against
S0214	Remove Existing Directors	Against
S0215	Require Majority of Independent Directors on Board	Against

SHAREHOLDER PROPOSALS - CORP GOVERNANCE

Issue
Code	Description	Vote

S0304	Provide for Confidential Voting	For
S0306	Submit All Acquisition Offers for Shareholder Vote	Against
S0307	Restore Preemptive Rights of Shareholders	Against
S0311	Reduce Supermajority Vote Requirement	For
S0320	Submit Preferred Stock Issuance to Vote	For

SHAREHOLDER PROPOSALS - COMPENSATION

Issue
Code	Description	Vote

S0501	Restrict Executive Compensation Plan Awards	Against
S0503	Increase Disclosure of Executive Compensation	Against
S0504	Limit Executive Compensation	Against
S0505	Terminate Executive Compensation Plan	Against
S0510	Link Executive Compensation to Social Issues	Against
S0512	Performance-Based/Index Option	Against
S0513	Put Repricing of Stock Options to Shareholder Vote	For
S0519	Establish SERP Policy	Against
S0520	Pay-For-Superior-Performance	Against

Exhibit A
VOTING POLICY ON SPECIFIC PROXY ISSUES

SHAREHOLDER PROPOSALS - GENERAL ECONOMIC ISSUES
Issue
Code	Description	Vote
S0602	Report of Bank Lending Policies	Against

SHAREHOLDER PROPOSALS - OTHER/MISC.
Issue
Code	Description	Vote
S0805	Report on Government Service of Employees	Against
S0806	Report on Charitable Contributions	Against
S0807	Report on Corporate Political Contributions/Activities	Against

Part I: JPMorgan Asset Management Global Proxy Voting Procedures

A. Objective

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures. 1

These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B. Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee will be established for each global location where proxy-voting decisions are made. Each Proxy Committee will be composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstancesdictate.

C. The Proxy Voting Process

JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to recall shares on loan if a proposed major corporate event contemplates a shareholder vote to approve or to take other action. 2 _______________________ ¹ 1. Proxies for the JPMorgan Value Opportunities Fund are voted in accordance with the Washington Management Group's proxy voting policies and not the policies of JPMAM. The JPMorgan Multi-Manager Funds vote proxies in accordance with the voting policies of each of the Managers, as applicable, and not the policies of JPMAM, except, to the extent the JPMAM policies apply to the JPMorgan Multi-Manager Small Cap Value Fund. The Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavorial Value Fund, and the UM Small Cap Growth Fund vote proxies in accordance with the voting policies of their subadvisers and not the policies of JPMAM.

2The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote

JPMorgan Asset Management Corporate Governance

certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

C. The Proxy Voting Process - Continued

Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

JPMorgan Asset Management Corporate Governance

D. Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM's relationship with such company and materially impact JPMAM's business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.

E. Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

  removing certain JPMAM personnel from the proxy voting process;
  “walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;
  voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

JPMorgan Asset Management Corporate Governance

F.	Recordkeeping

JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

  a copy of the JPMAM Proxy Voting Procedures and Guidelines;
  a copy of each proxy statement received on behalf of JPMAM clients;
  a record of each vote cast on behalf of JPMAM client holdings;
  a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;
  a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and
  a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

Exhibit A

JPMorgan Investment Advisors Inc. JPMorgan Chase Bank, N.A.

JPMorgan Asset Management (UK) Limited J.P. Morgan Investment Management Inc. JF Asset Management Limited JF Asset Management (Singapore) Limited JF International Management Inc.

Security Capital Research & Management Incorporated

JPMorgan Asset Management Corporate Governance

Part II: Proxy Voting Guidelines

JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

JPMorgan Asset Management Corporate Governance

Part II.A: North America Guidelines

1. Uncontested Director Elections

Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who: 1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

2) adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or

ii)	majority of the votes cast for two consecutive years; or
5)	are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or

6) WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent; or

7) WITHHOLDING from directors who are CEOs of publicly-traded companies who serve on more than three public boards and all other directors who serve on more than six public company boards.

8) WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a – Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

9) WITHHOLD votes from audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.

10) WITHHOLD votes from compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

11) Vote case by case for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors.

We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process.

Special attention will be paid to companies that display a chronic lack of shareholder accountability.

2. Proxy Contests 2a. Election of Directors

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

2b. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

JPMorgan Asset Management Corporate Governance

3. Ratification of Auditors

Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

JPMorgan Asset Management Corporate Governance

4. Proxy Contest Defenses

4a. Board Structure: Staggered vs. Annual Elections

Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions: 1) Majority of board composed of independent directors,

2) Nominating committee composed solely of independent directors,

3) Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

4b. Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

4c. Cumulative Voting

Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting: 1) Annually elected board, 2) Majority of board composed of independent directors, 3) Nominating committee composed solely of independent directors, 4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests), 5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice, 6) Absence of superior voting rights for one or more classes of stock, 7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

JPMorgan Asset Management Corporate Governance

4d. Shareholder Ability to Call Special Meeting

Vote against proposals to restrict or prohibit shareholder ability to call special meetings. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

4e. Shareholder Ability to Act by Written Consent

We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent.

4f. Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5. Tender Offer Defenses 5a. Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

5b. Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

5c. Greenmail

Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5d. Unequal Voting Rights

Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

5e. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter

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and bylaw amendments.

5f. Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6. Miscellaneous Board Provisions 6a. Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

  Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

(1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors, (2) Serves as liaison between the chairman and the independent directors, (3) Approves information sent to the board, (4) Approves meeting agendas for the board, (5) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items, (6) Has the authority to call meetings of the independent directors, and (7) If requested by major shareholders, ensures that he is available for consultation and direct communication;

  2/3 of independent board;
  All-independent key committees;
  Committee chairpersons nominated by the independent directors;
  CEO performance is reviewed annually by a committee of outside directors; and
  Established governance guidelines.

Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.

6b. Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a "lead" (non-insider) director and for regular "executive" sessions (board meetings taking place without the CEO/Chairman present).

6c. Majority of Independent Directors

We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

Generally vote for shareholder proposals asking for a 2/3 independent board.

6d. Stock Ownership Requirements

Vote for shareholder proposals requiring directors to own a minimum amount of company stock in

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order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

6e. Term of Office

Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

6f. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

6g. Board Size

Vote for proposals to limit the size of the board to 15 members.

6h. Majority Vote Standard

We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

7. Miscellaneous Governance Provisions 7a. Independent Nominating Committee

Vote for the creation of an independent nominating committee.

7b. Confidential Voting

Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

7c. Equal Access

Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

7d. Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

7e. Charitable Contributions

Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

7f. Date/Location of Meeting

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Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

7g. Include Nonmanagement Employees on Board

Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

7h. Adjourn Meeting if Votes are Insufficient

Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

7i. Other Business

Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

7j. Disclosure of Shareholder Proponents

Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

8. Capital Structure

8a. Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

8b. Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

8c. Reverse Stock Splits

Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

8d. Blank Check Preferred Authorization

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

8e. Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

8f. Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company

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becomes insolvent.

8g. Restructurings/Recapitalizations

Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. Consider the following issues: Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control—Will the transaction result in a change in control of the company?

Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

8h. Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

8i. Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9. Executive and Director Compensation 9a. Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote—even in cases where the plan cost is considered acceptable based on the quantitative analysis.

We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by JPMAM). JPMAM defines high average three-year burn rate as the following: the company’s most recent three-year burn rate exceeds one standard deviation by Russell 3000 index and non-Russell 3000 index; the company’s most recent three-year burn rate exceeds two percent of common shares outstanding.

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9a. Stock-based Incentive Plans

For companies in the Russell 3000 we will generally vote against a plan when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

9b. Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

9c. Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

9d. Golden and Tin Parachutes

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

9e. 401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

9f. Employee Stock Purchase Plans

Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.

Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

9g. Option Expensing
Generally, vote for shareholder proposals to expense fixed-price options.

9h. Option Repricing
In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

9i. Stock Holding Periods
Generally vote against all proposals requiring executives to hold the stock received upon option

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exercise for a specific period of time.

9j. Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

9k. Recoup Bonuses

Vote case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

10. Incorporation

10a. Reincorporation Outside of the United States

Generally speaking, we will vote against companies looking to reincorporate outside of the U.S.

10b. Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

10c. Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11. Mergers and Corporate Restructurings 11a. Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

11b. Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.

11c. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

11d. Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

11e. Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

11f. Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

11g. Appraisal Rights

JPMorgan Asset Management Corporate Governance

Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

11h. Changing Corporate Name Vote for changing the corporate name.

12. Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. Therefore, we generally encourage a level of reporting that is not unduly costly or burdensome, but which provides sufficient information to enable shareholders to evaluate the company’s environmental policies and performance. At the same time, we recognize that, in some cases, a company may already be providing current, publicly-available information on the possible impact that climate change will have on the company, as well as associated policies and procedures that address the risks and opportunities to the company, or a shareholder proposal may seek a level of disclosure that exceeds that provided by the company’s industry peers and that may put the company at a competitive disadvantage.

12a. Energy and Environment

Vote case-by-case on proposals that request companies to subscribe to the CERES Principles.

Vote for proposals that request companies to outline their preparedness to comply with the Kyoto Protocol.

Vote case-by-case on disclosure reports that seek additional information.

Vote case-by-case on proposals that request a report on greenhouse gas emissions from company operations and/or products.

Vote case-by-case on proposals that request a report on the impact of climate change on the company’s operations and/or products.

Vote case-by-case on proposals seeking additional information on other environmental matters affecting the company, its operations and/or its products.

Vote case-by-case on proposals requesting a company report on its energy efficiency policies.

12b. Military Business Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

12c. International Labor Organization Code of Conduct

Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

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12d. Promote Human Rights in China, Nigeria, the Sudan and Burma

Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

12e. World Debt Crisis

Vote case-by-case on proposals dealing with third world debt.

Vote case-by-case on disclosure reports regarding company activities with respect to third world debt.

12f. Equal Employment Opportunity and Discrimination

Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

12g. Animal Rights

Vote case-by-case on proposals that deal with animal rights.

12h. Product Integrity and Marketing

Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

12i. Human Resources Issues

Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

12j. Link Executive Pay with Social and/or Environmental Criteria

Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

12k. High Risk Markets

Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.

13. Foreign Proxies

Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14. Pre-Solicitation Contact

From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals.

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Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?

The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

  a pending acquisition or sale of a substantial business;
  financial results that are better or worse than recent trends would lead one to expect;
  major management changes;
  an increase or decrease in dividends;
  calls or redemptions or other purchases of its securities by the company;
  a stock split, dividend or other recapitalization; or
  financial projections prepared by the Company or the Company's representatives.

What is pre-solicitation contact?

Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., "How do you feel about dual classes of stock?", to very specific inquiries, e.g., "Here's a term sheet for our restructuring. Will you vote to approve this?"

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

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PROXY VOTING PROCEDURES

I.	INTRODUCTION

Los Angeles Capital Management (LACM) has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment
Advisers Act of 1940. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29
C.F.R. 2509.94-2 (July 29, 1994).

II. STATEMENT OF POLICIES AND PROCEDURES

A.	Client's Best Interest
LACM’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. We are able to accomplish this by employing Glass, Lewis & Co. to act as an independent voting agent on our behalf, thereby minimizing any conflicts that could arise. Glass, Lewis & Co. provides objective proxy analysis, voting recommendations and manages the operational end of the process, ensuring compliance with all applicable laws and regulations.

B.	Case-by-Case Basis
Although we have established guidelines which were developed in conjunction with
Glass, Lewis & Co., and we have a pre-determined voting policy, we retain the right to ultimately cast each vote on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement and all other relevant facts and circumstances at the time of the vote.

C.	Conflicts of Interest
LACM has not identified any conflicts of interest that would affect the proxy voting process. If at any time a material conflict arises it would be resolved in the best interest of clients. We believe by employing Glass, Lewis & Co. to monitor and vote all proxies on our behalf, we are able to minimize the extent to which there may be a material conflict between LACM’s interests and those of our clients. Most votes are based on a pre-determined policy while case by case votes are made by utilizing recommendations of Glass, Lewis & Co.

D.	Limitations

	1.	Limited Value: LACM reserves the right to abstain from voting a client proxy if it concludes that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant.

	2.	Special Considerations: Certain accounts may warrant specialized treatment in voting proxies. Contractual stipulations and individual client direction will dictate how voting will be done in these cases.

a. Mutual Funds

(1) Proxies will be voted in accordance with the requirements of the
Securities Act of 1933, the Securities Exchange Act of 1934, and the
Investment Company Act of 1940.[4]

(2) Proxies of portfolio companies voted will be subject to any applicable investment restrictions of the fund.

(3) Proxies of portfolio companies will be voted in accordance with any resolutions or other instructions approved by authorized persons of the fund.

b. ERISA Accounts

(1) Responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions.

(2) From time to time, LACM may engage in active monitoring and communications with the issuer with respect to ERISA accounts, particularly while maintaining a long-term or relatively illiquid investment in the issuer. This may be achieved through a variety of means, including exercising the legal rights of a shareholder.

	3.	Securities Lending Arrangements: LACM will not vote proxies for securities that participate in a securities lending program and are out on loan.

	4.	Share blocking: LACM will abstain from voting shares of securities in a country that participates in share blocking because it is disruptive to the management of the portfolio.

E.	Client Direction
LACM recognizes that a client may issue directives regarding how particular proxy issues are to be voted for the client’s portfolio holdings. LACM will require that the contract provides for such direction including instructions as to how those votes will be managed in keeping with the client’s wishes particularly when it is different from the adviser's policies and procedures.

F.	Basis for Formulation
LACM has developed procedures and proxy voting guidelines that outline the general principals and philosophy behind our proxy voting program. Specifically, LACM has contracted to have Glass, Lewis & Co. manage the proxy voting for all of the firm’s accounts. In addition, LACM has created and adopted a procedures statement and a guideline statement which it has instructed Glass, Lewis & Co. to implement.

LACM may also incorporate information gathered from other sources beyond Glass,
Lewis & Co. These include:

1. Source of Information: The adviser may conduct research internally and/or use the resources of an independent research consultant.

2. Information: The adviser's policies and procedures may be based on the following information: legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g. Fortune 500 companies.

G.	Shareholder Activism
The firm does not actively engage in shareholder activism, such as dialogue with management with respect to pending proxy voting issues.

H.	Availability of Policies and Procedures
LACM will provide all clients with a copy of the policies and procedures upon request, however, please note they may be updated periodically.

I.	Disclosure of Vote
Clients may request at any time a copy of our voting records for their account by simply making a formal request to LACM.

1. Clients: LACM will make this information available to an advisory client upon its request within a reasonable time period and in a manner appropriate to the nature of the advisory business. For further information, please contact Carin Madden of
LACM at 310-479-9878.

2. Third Parties: LACM has a general policy of not disclosing to third parties how it (or its voting delegate) voted a client's proxy.

III. RESPONSIBILITY AND OVERSIGHT

A.	Designated Individual or Committee
LACM has designated the Director of Operations the responsibility for administering the proxy voting process, and the Chief Compliance Officer the responsibility for its oversight. In addition a Proxy Committee formally approves and reviews all proxy guidelines and meets to discuss any material issues regarding the proxy voting process.

B.	Duties of the Director of Operations, Chief Compliance Officer and/or the Proxy
Committee.

1. Develop, authorize, implement and update the policies and procedures;

	2.	Oversee the proxy voting process;

	3.	Monitor legislative and corporate governance developments and coordinate any corporate or other communication related to proxy issues;

	4.	Engage and oversee the third-party vendor, Glass, Lewis & Co., to review, monitor, and/or vote proxies;

	5.	The committee will meet as necessary to fulfill its responsibilities.

IV. PROCEDURES

A.	Client Direction
LACM’s responsibility for voting proxies is determined generally by the obligations set forth under each advisory contract.

	1.	ERISA Accounts: Voting ERISA client proxies is a fiduciary act of plan asset management that must be performed by the adviser, unless the voting right is retained by a named fiduciary of the plan. (DOL Bulletin 94-2)

	2.	Change in Client Direction: LACM, while accepting direction from clients on specific proxy issues for their own account, reserves the right to maintain its standard position on all other client accounts.

B.	Process of Voting Proxies

	1.	Obtain Proxy: Registered owners of record, e.g. the trustee or custodian bank, that receive proxy materials from the issuer or its information agent, or an ERISA plan are instructed to sign the proxy in blank and forward it directly to Glass,
Lewis & Co., the voting delegate.

a. Securities Lending: LACM may recall securities that are part of a securities lending program for materially important votes.

	2.	Match: Each proxy received is matched to the securities to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies within a reasonable time.

	3.	Categorize: Each proxy is reviewed and categorized according to issues and the proposing parties.

	4.	Conflicts of Interest: If the proxy committee identifies a potential conflict of interest between LACM and one of its clients, we will notify the client. Upon notifying the client of the conflict and unless the client issues a specific directive to LACM on how to vote, LACM will vote in accordance with a pre-determined policy based on the recommendations of Glass, Lewis & Co. If the client issues a directive that clearly creates a conflict of interest for LACM, the client will be given two options. One option will be to vote its own proxy on that issue and the other will be to turn the decision over to another independent third party to vote.

	5.	Vote: Glass, Lewis & Co. then votes the proxy in accordance with the firm's policies and procedures and returns the voted proxy to the issuer or its information agent.

	6.	Review: Glass, Lewis & Co. has the responsibility to ensure that materials are received by LACM in a timely manner. In addition they monitor and reconcile on a regular basis the proxies received against holdings on the record date of client accounts over which we have voting authority. This ensures that all shares held on the record date, and for which a voting obligation exists, are voted.

C.	Voting Delegate
LACM has engaged Glass, Lewis & Co. as a service provider to assist with administrative functions.

	1.	Documentation: LACM will document its decision to delegate its voting authority to a third party. Glass, Lewis & Co. will notify LACM of any material changes to its conflict procedures.

	2.	Final Authority: Despite the relationship with Glass, Lewis & Co., LACM retains final authority and fiduciary responsibility for proxy voting.

	3.	Consistency: LACM has verified that Glass, Lewis & Co.'s procedures are consistent with LACM's policies and procedures.

	4.	Reports: Glass, Lewis & Co. uses an online system where LACM has access to all proxy ballots and votes, therefore, we are able to generate any report, as needed, at any time.

D.	Recordkeeping

1.	Section 204: Glass, Lewis & Co. maintains all records of proxies voted pursuant to Section 204-2 of the Advisers Act.

2.	Contents

	a.	As required by Rule 204-2(c): (1) a copy of its policies and procedures; (2)
proxy statements received regarding client securities (maintained at Glass,
Lewis & Co. who will provide a copy promptly upon request); (3) a record of each vote cast (maintained at Glass, Lewis & Co. who will provide a copy promptly upon request); (4) a copy of any document created by LACM that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and LACM’s written response to any
(written or oral) client request for such records.

	b.	For ERISA accounts, LACM is required to maintain accurate proxy voting records (both procedures and actions taken in individual situations) to enable the named fiduciary to determine whether LACM is fulfilling its obligations.
(DOL Bulletin 942) Retention may include:

(1) issuer name and meeting;
(2) issues voted on and record of the vote;
(3) number of shares eligible to be voted on the record date; and
(4) numbers of shares voted.
3.	Duration: Proxy voting books and records will be maintained at Glass, Lewis &
Co., who will provide copies of those records promptly upon request, for a period of five years.

THE BANK OF NEW YORK MELLON CORPORATION

PROXY VOTING POLICY
(Revised: October 24, 2008)

1.	Scope of Policy - This Proxy Voting Policy has been adopted by certain of the investment advisory subsidiaries of The Bank of New York Mellon Corporation (“BNY Mellon”), the
investment companies advised by such subsidiaries (the “Funds”), and the banking subsidiaries of BNY Mellon (BNY Mellon’s investment advisory and banking subsidiaries are hereinafter referred to individually as a “Subsidiary” and collectively as the
“Subsidiaries”).

2.	Fiduciary Duty - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the
Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3.	Long-Term Perspective - We recognize that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4.	Limited Role of Shareholders - We believe that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

5.	Anti-takeover Proposals - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6.	“Social” Issues - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

7.	Proxy Voting Process - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the BNY Mellon Proxy Policy Committee (the
“Committee”), if the applicable guidelines so require. Proposals for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, will be referred to the Committee for discussion and vote. Additionally, the
Committee may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

8.	Material Conflicts of Interest - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our
Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities.

9.	Securities Lending - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

10. Recordkeeping - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11. Disclosure - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy
Voting Policy and any related procedures, or a description thereof, in their Statements of
Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the
Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

24. PROXY VOTING

In a release from the Department of Labor (Interpretive Bulletin #94-2, July 28, 1994),
investment advisers (“investment managers” as defined under ERISA) were provided further guidance regarding their responsibilities under ERISA, including proxy voting, compliance with written statement of investment policy, and active monitoring of corporate management by plan fiduciaries.

The bulletin discusses:

•	When the authority to manage plan assets is delegated to an
investment adviser, then only that investment adviser has authority to vote proxies, except when the named fiduciary has reserved to itself or to another named fiduciary (as authorized by the plan document) the right to direct a plan trustee regarding the voting of proxies;

•	Investment managers, as plan fiduciaries, have a responsibility to vote proxies on foreign issues that may affect the value of the shares in the plan’s portfolio;

•	An investment manager is required to comply with the statements of investment policy, unless compliance with the guidelines in a given instance would be imprudent, and therefore failure to follow the guidelines would not violate ERISA. ERISA does not shield the investment manager from liability from imprudent actions taken in compliance with a statement of investment policy;

•	Several other areas including pooled accounts with multiple
investment policies;

•	The named fiduciary’s responsibilities in monitoring the investment manager activity and shareholder activism.

Additionally, the Department of Labor has indicated that an investment adviser with a duty to vote proxies has an obligation to take reasonable steps under the circumstances to ensure that it receives the proxies. Failure of the adviser to take any action to reconcile proxies would cause the manager to fail to satisfy ERISA’s fiduciary responsibility provisions. It is believed that appropriate steps would include informing the plan sponsor and its trustees, bank custodian or broker-dealer custodian, of the requirement that all proxies be forwarded to the adviser and making periodic reviews during the proxy season, including follow-up letters and phone calls if necessary.

When voting proxies, M&C must consider proxies as a plan asset and vote only in the best economic interests of the plan participants, vote consistently among clients, and avoid specific client voting instructions about voting proxies, e.g., social voting is not appropriate.

Having voted the proxies, the Department of Labor has also indicated that the adviser must properly document its voting by keeping adequate records and that the named fiduciary has a duty to monitor the proxy voting process of the adviser. M&C is prepared to issue proxy-voting reports to clients, upon request. Records will reflect a verification of each proxy to each share to each account. Records will be maintained in such a manner that it is easy to backtrack.

Records are maintained electronically.

Records of “solicitation” activities by issuers (or others) will be maintained.

SEC Rule 206(4)-6
In January 2003, the SEC adopted a new Rule 206(4)-6 and rule amendments under the
Advisers Act (SEC Release No. IA-2106, 1/31/2003) that require SEC registered investment advisers who have proxy voting authority for clients to: 1) adopt and implement written policies and procedures to ensure proxies are voted in the best interests of clients; 2) disclose to clients information about the firm’s proxy policies and procedures; 3) provide information to clients about how their proxies were voted; and 4) retain certain records related to proxy voting practices. These rules became effective on March 10, 2003 and had to be implemented by advisers by August 6, 2003 (compliance date).

In a companion release (SEC Release No. IC-25922, 1/31/2003), the SEC also adopted rule and form amendments under the Securities Acts and 1940 Act that require registered investment companies to: 1) disclose proxy policies and procedures about voting proxies for portfolio securities; 2) file with the SEC and make the mutual fund’s record of proxy voting for portfolio securities available to shareholders, and 3) disclose how shareholders may obtain proxy voting information. The rules which became effective on April 14, 2003 required investment companies to file certain reports for the twelve month period from July
1, 2003 – June 30, 2004 by August 31, 2004 and certain reports after July 1, 2003 to disclose certain proxy information.

M&C, as a matter of good business practice, has developed and implemented a written statement of proxy voting practices, and M&C has complied with the adoption of the SEC rules and requirements.

M&C’s Internal Controls Policy was updated to monitor the SEC Proxy Voting Rules, and a disclosure letter was mailed to all clients where M&C voted proxies with the June 30, 2003 client appraisals. This was in compliance with the SEC Rule to provide a disclosure to clients that M&C had a proxy voting policy, that would provide a client with a copy of the policy, and that it would provide a record of how M&C voted the clients’ proxies, upon request.

M&C’s standard investment management agreement and Form ADV Part II were revised to include the appropriate disclosure as required by the SEC.

Proxy Voting Policies
If directed by Client, decisions on voting of proxies will be made by M&C in accordance with its guidelines (as amended from time to time). If M&C is authorized to make decisions on voting of proxies, it will have no obligation to furnish Client any proxies, notices of shareholder’s meetings, annual reports, or other literature customarily mailed to shareholders.

Proxy Voting Guidelines are reviewed annually and approved by the IPG. All proxy proposals will be reviewed by an investment professional to determine if shareholder interest warrants any deviation from these guidelines or if a proposal addresses an issue not covered in the guidelines.

See ERISA MATTERS section for more detail.

For additional information, refer to the AVON Letter (released February 23, 1988)
and the MONKS Letter which relates to clarification of fiduciary requirements for proxy voting (released January 23, 1990).

See M&C’s Internal Controls Policy for procedures established to monitor the requirements outlined above.

Neuberger Berman Fixed Income LLC
Proxy Policy & Procedures

Because Neuberger Berman Fixed Income LLC (“NBFI”) primarily trades fixed income securities for its clients, which securities generally do not have proxy voting rights, proxy voting on behalf of NBFI clients will be limited. In the event that proxy voting does attach to securities held by NBFI clients, the following policies and procedures will be followed:

Policy

Where an investment adviser has the authority to vote proxies for shares held in a client’s account, it has a fiduciary duty to vote proxies in the best interests of its clients. NBFI is aware and compliant with Rule 206(4)-6 of the Investment Advisers Act of 1940 (the “Advisers Act”)
regarding proxy voting and disclosure and Rule 204-2 of the Advisers Act pertaining to retaining certain books and records. If NBFI is given authority by a client to vote proxies, NBFI shall vote proxies prudently and in the best interests of its clients. With respect to corporate governance proposals, NBFI shall vote in a manner that promotes clear responsibility of management and boards to the long run interests of shareholders.

Upon a client’s request, NBFI will disclose this proxy voting policy and procedures and how such client’s proxies were voted. Clients can send their requests via e-mail to opstrade@nb.com.

Procedures

Ann Benjamin, Managing Director of NBFI, Andy Johnson, Director and Managing Director of
NBFI, or their respective designees, are responsible for NBFI’s proxy votes and guidelines. The
Security Control unit within the Operations Department has administrative responsibility.

Guidelines have been established to apply to the most frequently appearing proxy proposals.
Proxy proposals for shares in closed-end funds are excepted from the guidelines, and voting decisions relating to such proposals will be determined on a case-by-case basis. Where specific guidelines don’t apply, the general principles of this Proxy Voting Policy are used. Specific fact situations might warrant departure from the guidelines. Proxies are voted after review of relevant materials (annual report, SEC filings such as Form10Ks, and votes registered from the prior year) in accordance with these guidelines. The voting rights of securities that are on loan are determined at the time of the signing of the loan agreement between NBFI’s client and its custodian bank; generally NBFI is not provided the right to vote proxies of securities on loan.

Administratively, NBFI utilizes paper ballots. Paper ballots are received via the United States
Postal System and holdings for all clients as of record date are obtained from the accounting system (Portia). The ballots’ shares and NBFI’s records of clients’ holdings are verified. If there are discrepancies between the ballot shares and NBFI’s records, the custodian is contacted for resolution. Proxies are voted by choosing the appropriate vote selection and the signing of the paper ballots. The signed proxies are mailed in the provided pre-addressed envelope.

In rare instances where ballot shares have not been received from all custodians within two weeks of the meeting date, NBFI contacts the custodian. The custodian will follow up with a faxed copy of the paper ballot. If a copy of the ballot is faxed, NBFI returns (via fax or by mail)
the proxy with voting instructions to the custodian.

After all proxies are voted, the Operations Department of NBFI keeps a copy of the signed ballot as record of the security, meeting date, proposals, and how NBFI voted for each client. Records are maintained in the Operations Department of NBFI office for five years; after that time the records can be moved to an off-site facility.

The guidelines are designed to eliminate the influence of any conflicts of interest on NBFI’s proxy voting decisions. Although NBFI does not foresee any material conflicts of interest arising, in the event a material conflict of interest does arise, the facts and circumstances of the conflict would be discussed with Lori Loftus, the Chief Compliance Officer, prior to voting. Lori
Loftus, Ann Benjamin and/or Andy Johnson will decide if the conflict can be resolved or avoided by applying the guidelines. If the conflict cannot be resolved or avoided by applying the guidelines, NBFI may rely on the advice of an independent third party to determine how to vote the proxy.

For NBFI clients who participate in separately managed account/wrap fee investment advisory programs (“wrap programs”), NBFI has delegated proxy voting to the Neuberger Berman LLC
Proxy Committee (the “Neuberger Proxy Committee”). Neuberger's Proxy Committee is
responsible for developing, authorizing, implementing and updating written proxy voting policies and procedures (the “NB Proxy Voting Policy”) for Neuberger Berman LLC clients as well as NBFI clients in wrap programs. The Neuberger Proxy Committee oversees the proxy voting process and engages and oversees any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the NB Proxy Voting Policy in a timely and consistent manner, the Committee utilizes Glass Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with the NB Proxy Voting Policy. NBFI retains fiduciary responsibility for proxy voting for the wrap programs.

Adopted:	01/31/2003
Revised:	06/30/2003
Revised:	07/23/2003
Revised:	09/17/2004
Revised:	09/13/2005
Revised:	02/26/2007
Reviewed:	03/14/2008
Revised:	02/25/2009
Revised:	03/30/2009
Revised:	05/05/2009 (firm name change only)
Revised:	07/13/2009

Proxy Voting and Class Action Monitoring

Background

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

Risks

In developing this policy and procedures, the Advisers considered numerous risks associated with their voting of client proxies. This analysis includes risks such as:

•	The Advisers do not maintain a written proxy voting policy as required by Rule 206(4)-6.
•	Proxies are not voted in Clients’ best interests.
•	Proxies are not identified and voted in a timely manner.
•	Conflicts between the Advisers’ interests and the Client are not identified; therefore, proxies are not voted appropriately.
•	The third-party proxy voting services utilized by the Advisers are not independent.
•	Proxy voting records and Client requests to review proxy votes are not maintained.

The Advisers have established the following guidelines as an attempt to mitigate these risks.

Policy

The Advisers believe that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services we provide to our advisory clients. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the
Advisers’ belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

In addition, as a fiduciary, the Advisers also monitor Clients’ ability to participate in class action events through the regular portfolio management process. Accordingly, the Advisers have adopted the policies and procedures set out below, which are designed to ensure that the Advisers comply with legal, fiduciary, and contractual obligations with respect to proxy voting and class actions.

Proxy Voting Procedures

The Advisers have implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.

The Operations Department has assigned a Proxy Voting Coordinator to manage the proxy voting process.
The Investment Accounting Department has delegated the handling of class action activities to a Senior
Investment Accounting Leader.

Institutional Shareholder Services

Based on the Advisers’ investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, the Advisers have retained the services of Institutional Shareholder Services (“ISS”). ISS, a wholly owned subsidiary of RiskMetrics
Group, is an independent company that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to the Advisers include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.

The Advisers have elected to follow the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that the Advisers’ Portfolio Management Teams (“PM Teams”) generally consider important in casting proxy votes.[11] The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation (an
“ISS Recommendation”) that reflects ISS’s application of the Guidelines to the particular proxy issues. ISS
Proxy Voting Guidelines Summaries are accessible to all PM Teams on the ISS system. They are also available from the Proxy Voting Coordinator, who has been assigned by the Operations Department to manage the proxy voting process.

Voting Against ISS Recommendations

On any particular proxy vote, Portfolio Managers may decide to diverge from the Guidelines. Where the
Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. As mentioned above, the PM Teams have access to the ISS
Recommendations and may determine that it is in the best interest of Clients to vote differently.

In the event that judgment differs from that of ISS, the Advisers will memorialize the reasons supporting that judgment and retain a copy of those records for the Advisers’ files. In such cases, our procedures require:

1.	The requesting PM Team to set forth the reasons for their decision;
2.	The approval of the lead Portfolio Manager for the requesting PM Team;
3.	Notification to the Proxy Voting Coordinator and other appropriate personnel (including other
PGI/PrinREI Portfolio Managers who may own the particular security);
4.	A determination that the decision is not influenced by any conflict of interest; and
5.	The creation of a written record reflecting the process (See Appendix XXIX).

11	The Advisers have various Portfolio Manager Teams organized by asset classes and investment strategies.

Additionally, the Compliance Department will periodically review the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – were voted consistent with the
Advisers’ fiduciary duties.

Conflicts of Interest

The Advisers have implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy
votes cast by the Advisers in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because the Advisers cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where a PM Team decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with the Advisers’ senior management, the Law Department, Outside Counsel, and/or the Client whose account may be affected by the conflict. The Advisers will maintain a record of the resolution of any proxy voting conflict of interest.

Proxy Voting Instructions and New Accounts

Institutional Accounts

As part of the new account opening process for discretionary institutional Clients, the Advisers’ Client
Services Department is responsible for sending a proxy letter to the Client’s custodian. This letter instructs the custodian to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the Advisers’ Client Services Department and the Proxy Voting Coordinator.
This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.

The Client Services Department is responsible for maintaining this proxy instruction letter in the Client’s file and for scanning it into the Advisers’ OnBase system. These steps are part of the Advisers’ Account
Opening Process.

SMA – Wrap Accounts

The Advisers’ SMA Operations Department is responsible for servicing wrap accounts, which includes setting up the accounts for proxy voting with ISS. The SMA Operations Department is responsible for sending a letter to the Client’s custodian, with instructions to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the SMA Operations
Department and the Proxy Voting Coordinator. The SMA Operations Department will coordinate with Citi
(wrap program administrator), the respective wrap program sponsor, and the Compliance Department in ensuring that proxies are voted in accordance with Clients’ instructions.

Fixed Income and Private Investments

Voting decisions with respect to Client investments in fixed income securities and the securities of privately-
held issuers will generally be made by the relevant Portfolio Managers based on their assessment of the particular transactions or other matters at issue.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. Upon request, the Advisers can accommodate individual Clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with the Advis-
ers the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf. Such requests should be centralized through the Advisers’ Proxy Voting Coordi-
nator.

Securities Lending

At times, neither the Advisers nor ISS will be allowed to vote proxies on behalf of Clients when those
Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, the Advisers will make reasonable efforts to inform the Client that neither the Advisers nor ISS is able to vote the proxy until the lent security is recalled.

Abstaining from Voting Certain Proxies

The Advisers shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when the Advisers’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client.
Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

- Restrictions for share blocking countries;[12]
- Casting a vote on a foreign security may require that the adviser engage a translator;
- Restrictions on foreigners’ ability to exercise votes;
- Requirements to vote proxies in person;
- Requirements to provide local agents with power of attorney to facilitate the voting instructions;
- Untimely notice of shareholder meeting;
- Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

Proxy Solicitation

Employees must promptly inform the Advisers’ Proxy Voting Coordinator of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, the Advisers will not reveal or disclose to any third party how the Advisers may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Coordinator may disclose that it is the Advisers’ general policy to follow the ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

12	In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and poten-
tially be subject to interest charges or other punitive fees.

Handling of Information Requests Regarding Proxies

Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Thomson Financial, Richard Davies, DF King, Georgeson Shareholder) may contact the Advisers to ask questions regarding total holdings of a particular stock across advisory Clients, or how the Advisers intends to vote on a particular proxy. In addition, issuers may call (or hire third parties to call) with inten-
tions to influence the Advisers’ votes (i.e., to vote against ISS).

Employees that receive information requests related to proxy votes should forward such communications
(e.g., calls, e-mails, etc.) to the Advisers’ Proxy Voting Coordinator. The Proxy Voting Coordinator will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Coordinator may consult with the appropriate Portfolio Manager(s) and/or the
CCO or CCO NA with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).

External Managers

Where Client assets are placed with managers outside of the Advisers, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. The Advisers may, however, retain such responsibilities where deemed appropriate.

Proxy Voting Errors

In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Advisers’ Proxy Voting Coordinator. The Proxy Voting Coordinator will take immediate steps to determine whether the impact of the error is material and to address the matter. The
Proxy Voting Coordinator, with the assistance of the CCO or CCO NA, will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, Client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department.
Depending on the severity of the issue, the Law Department, Outside Counsel, and/or affected Clients may be contacted. However, the Advisers may opt to refrain from notifying non-material de minimis errors to
Clients.

Recordkeeping

The Advisers must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Compliance Department, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

• Any request, whether written (including e-mail) or oral, received by any Employee of the Advisers, must be promptly reported to the Proxy Voting Coordinator. All written requests must be retained in the Client’s permanent file.

• The Proxy Voting Coordinator will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

• The Proxy Voting Coordinator will furnish the information requested to the Client within a reasonable time period (generally within 10 business days). The Advisers will maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.

• Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

• Upon inadvertent receipt of a proxy, the Advisers will generally forward to ISS for voting, unless the client has instructed otherwise.

Note: The Advisers are permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.

Proxy voting records:

• The Advisers’ proxy voting record is maintained by ISS. The Advisers’ Proxy Voting Coordinator, with the assistance of the Client Services and SMA Operations Departments, will periodically ensure that ISS has complete, accurate, and current records of Clients who have instructed the Advisers to vote proxies on their behalf.

• The Advisers will maintain documentation to support the decision to vote against the ISS recommendation.

• The Advisers will maintain documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Procedures for Class Actions

In general, it is the Advisers’ policy not to file class actions on behalf of Clients. The Advisers specifically will not act on behalf of former Clients who may have owned the affected security but subsequently termi-
nated their relationship with the Advisers. The Advisers will only file class actions on behalf of Clients if that responsibility is specifically stated in the advisory contract. The process of filing class actions is carried out by the Investment Accounting Department. In the event the Advisers opt out of a class action settlement, the Advisers will maintain documentation of any cost/benefit analysis to support that decision. This policy is disclosed to clients on Schedule F of Form ADV Part II.

The Advisers are mindful that they have a duty to avoid and detect conflicts of interest that may arise in the class action process. Where actual, potential or apparent conflicts are identified regarding any material mat-

ter, the Advisers will manage the conflict by seeking instruction from the Law Department and/or outside counsel. It is the Advisers’ general policy not to act as lead plaintiff in class actions.

Disclosure

The Advisers will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements.

Responsibility

Various individuals and departments are responsible for carrying out the Advisers’ proxy voting and class action practices, as mentioned throughout these policies and procedures. The Operations Department has assigned a Proxy Voting Coordinator to manage the proxy voting process. The Investment Accounting
Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.
In general, the Advisers’ CCO or CCO NA (or their designee) will oversee the decisions related to proxy voting, class actions, conflicts of interest, and applicable record keeping and disclosures.

PIMCO
PROXY VOTING POLICY AND PROCEDURES[1]

The following are general proxy voting policies and procedures (“Policies and
Procedures”) adopted by Pacific Investment Management Company LLC (“PIMCO”),
an investment adviser registered under the Investment Advisers Act of 1940, as amended
(“Advisers Act”).[2] PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment
Company Act of 1940, as amended (“1940 Act”) and separate investment accounts for other clients.[3] These Policies and Procedures are adopted to ensure compliance with Rule
206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission (“SEC”)
and interpretations of its staff. In addition to SEC requirements governing advisers,
PIMCO’s Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the
Employee Retirement Income Security Act of 1974 (“ERISA”), as set forth in the
Department of Labor’s rules and regulations.[4]

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and
Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.[5]

1	Revised as of May 7, 2007.

2	These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the
Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No.
2106 (January 31, 2003).

3	These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

4	Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to
ERISA, PIMCO will be responsible for voting proxies with respect to the client’s account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

5	For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients. For purposes of these Policies and Procedures, voting or consent rights shall not include matters which are primarily investment decisions, including tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.

Set forth below are PIMCO’s Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

General Statements of Policy

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

Conflicts of Interest

PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action:

1.	convening an ad-hoc committee to assess and resolve the conflict;[6]

2.	voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

3.	voting the proxy in accordance with the recommendation of an independent third-party service provider;

4.	suggesting that the client engage another party to determine how the proxies should be voted;

5.	delegating the vote to an independent third-party service provider; or

6.	voting in accordance with the factors discussed in these Policies and
Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

6	Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

Reporting Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law or otherwise approved by PIMCO,
PIMCO will not disclose to third parties how it voted a proxy on behalf of a client.
However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii)
together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

PIMCO Record Keeping

PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c)
of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering,
Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by
PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

Review and Oversight

PIMCO’s proxy voting procedures are described below. PIMCO’s Compliance
Group will provide for the supervision and periodic review, no less than on an annual basis, of its proxy voting activities and the implementation of these Policies and
Procedures.

Because PIMCO has contracted with State Street Investment Manager Solutions,
LLC (“IMS West”) to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

1.	Transmit Proxy to PIMCO. IMS West will forward to PIMCO’s
Compliance Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

2.	Conflicts of Interest. PIMCO’s Compliance Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited
PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to PIMCO’s Middle Office Group for consideration by the appropriate portfolio manager(s). However, if a conflict does exist, PIMCO’s Compliance Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

3.	Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to
PIMCO’s Middle Office Group.

4.	Review. PIMCO’s Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO’s Middle
Office Group will forward the voted proxy back to IMS West with the portfolio manager’s decision as to how it should be voted.

5.	Transmittal to Third Parties. IMS West will document the portfolio manager’s decision for each proxy received from PIMCO’s Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

6.	Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO (“Affiliates”) may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and
PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance
Group immediately.

Categories of Proxy Voting Issues

In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders’ best interests, and therefore in the best economic interest of PIMCO’s clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client’s proxies.

Board of Directors

1.	Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

2.	Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and
(iii) the impact on the board’s stability and continuity.

3.	Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer’s securities.

4.	Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board’s ability to review and oversee management’s actions; and (ii) any potential effect on the issuer’s productivity and efficiency.

5.	D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv)
providing expanded coverage in cases where a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

6.	Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer’s stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

Proxy Contests and Proxy Contest Defenses

1.	Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i)
background and reason for the proxy contest; (ii) qualifications of the director nominees;
(iii) management’s track record; (iv) the issuer’s long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

2.	Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i)
identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation;
(iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v)
when applicable, terms of a proxy contest settlement.

3.	Ability to Alter the Size of the Board by Shareholders. PIMCO may
consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

4.	Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

5.	Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director’s ability to work for all shareholders.

6.	Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer’s charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

Tender Offer Defenses

1.	Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-
term planning for the issuer; and (iii) guarding against unsolicited takeovers.

2.	Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

3.	Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Capital Structure

1.	Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

2.	Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii)
whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

3.	Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer’s existing authorized shares; and (ii) the industry that the issuer is in and the issuer’s performance in that industry.

4.	Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer’s existing authorized stock; and (ii) issues related to delisting the issuer’s stock.

Executive and Director Compensation

1.	Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

2.	Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer’s shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

3.	Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

State of Incorporation

State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer’s board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

Mergers and Restructurings

1.	Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer’s shareholders.

2.	Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management’s efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Investment Company Proxies

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

1.	Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings;
(iii) investments made by the nominees in the fund; and (iv) the fund’s performance.

2.	Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund:
(i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii)
measures taken by the board to address any discount of the fund’s shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

3.	Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests;
(iii) measures taken by the board to address past shareholder activism; (iv) board activity;
and (v) votes on related proposals.

4.	Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

5.	Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation;
(ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

6.	Changing a Fundamental Restriction to a Non-fundamental Restriction.
PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund’s portfolio.

7.	Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor’s reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

8.	Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act:
(i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

9.	Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund’s past performance; and
(iii) the terms of the liquidation.

10.	Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund’s charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and
(iv) regulatory standards and implications.

11.	Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

12.	Change in Fund’s Subclassification. PIMCO may consider the following when voting on a change in a fund’s subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

Distressed and Defaulted Securities

1.	Waivers and Consents. PIMCO may consider the following when
determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients;
(ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

2.	Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO
may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions;
(iii) whether the vote is likely to increase or decrease recoveries to clients.

Miscellaneous Provisions

1.	Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.” PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to “transact such other business as may properly come before the meeting”: (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO’s responsibility to consider actions before supporting them.

2.	Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

3.	Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and
(ii) the potential impact on the issuer’s resources that could have been used to increase shareholder value.

4.	Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client’s instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

Pyramis Global Advisors
Proxy Voting

I.	Background

Rule 206(4)-6 under the Advisers Act requires an investment adviser to (i) adopt proxy policies reasonably designed to seek to ensure that the adviser votes proxies in the best interests of its clients, including addressing material conflicts of interest;
(ii) disclose to clients information about its proxy policies; and (iii) maintain certain records relating to proxy voting. These requirements are designed to minimize conflicts of interest and to seek to ensure greater transparency in the voting of proxies.

Pyramis has adopted a proxy voting policy and procedure to seek to ensure that proxies are voted in the clients’ best interests and that its proxy voting activities adhere to the requirements of Rule 206(4)-6. Where Pyramis is given responsibility for voting proxies, it takes reasonable steps under the circumstances to seek to ensure that proxies are received and voted in the best interest of its clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts.

II.	Formal Citations of Statute, Rule and/or Applicable Guidance

Rule 206(4)-6 under the Advisers Act

III.	Responsible Party/Policy Owner

Pyramis CCO

IV.	Responsible Compliance Group(s) or Team(s)

Pyramis Compliance

Pyramis Compliance is responsible for administering the Pyramis Proxy Voting Policy, the purpose of which is to seek to ensure that proxy voting performed by the service providers (e.g., Investment Proxy Research (IPR)) is in accordance with the Pyramis proxy voting policy.

Pyramis Compliance relies upon processes and controls of its service providers to seek to ensure that proxy voting is conducted in accordance with the approved policy. Pyramis Compliance performs oversight of IPR through periodic formal reporting and meetings.

IPR

IPR is responsible for proxy voting on behalf of those Pyramis advised accounts that have not reserved themselves or designated another fiduciary to exercise proxy voting discretion, in accordance with the approved Pyramis Proxy Voting Guidelines.

V.	Means of Achieving Compliance

When making proxy-voting decisions, Pyramis generally adheres to its Proxy Voting
Guidelines, as revised from time to time. The Proxy Voting Guidelines are described generally in Pyramis’ Form ADV, Part II, and are made available to clients. The
Proxy Voting Guidelines, which have been developed with reference to the positions of Pyramis’ parent, Fidelity, set out positions on recurring issues and criteria for addressing non-recurring issues, handling conflicts of interest, issues relating to voting on foreign securities (particularly where Pyramis will be restricted from trading in the security before the shareholder meeting date) and abstentions.

Pyramis generally is responsible for voting proxies with respect to securities selected by Pyramis and held in client accounts. Although clients may reserve to themselves or assign to another person proxy-voting responsibility, certain formalities must be observed in the case of ERISA plans. Where authority to manage ERISA plan assets has been delegated to Pyramis, this delegation automatically includes responsibility to vote proxies unless the named fiduciary that appointed Pyramis has expressly reserved to itself or another named fiduciary proxy-voting responsibility. To be effective, a reservation of proxy voting responsibility for a given ERISA plan should:

• be in writing;
• state that Pyramis is “precluded” from voting proxies because proxy-voting responsibility is reserved to an identified named fiduciary; and
• be consistent with the plan’s documents (which should provide for procedures for allocating fiduciary responsibilities among named fiduciaries).

Conflicts

From time to time, proxy-voting proposals may raise conflicts between the interests of Pyramis’ clients and the interests of Pyramis and its employees. A conflict of interest arises when there are factors that may prompt one to question whether a
Pyramis employee is acting solely in the best interests of Pyramis and its clients.
Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Pyramis and its clients.

In the event that a conflict arises and the Proxy Voting Guidelines do not specify how the proposal should be voted, the proxy proposal should be escalated to Pyramis
Compliance and, as appropriate, the Pyramis CIO.

Proxy Voting in Accordance with Pyramis Proxy Voting Guidelines

IPR receives, transmits and records electronic proxy voting information. The Proxy
Voting Guidelines include provisions directing how IPR should vote proxies with material conflict-of-interest situations. The Proxy Voting Guidelines also address proxy voting proposals not covered by the Proxy Voting Guidelines. IPR maintains detailed records of its proxy-voting activity for reporting to the clients and for eventual disclosure on each registered investment company client’s Form N-PX.
Pyramis provides each registered investment company client that it sub-advises with the information necessary for the fund to complete Form N-PX. Each fund is required to file Form N-PX annually by August 31.

For non-routine proxy matters, Pyramis Compliance participates, as appropriate, in periodic meetings with IPR and FMR Legal to discuss, among other things, how non-
routine items should be handled and to determine the appropriate course of action to be taken. Pyramis Compliance conducts a quarterly meeting with IPR to discuss, among other things, any relevant issues related to proxy voting.

Proxy Voting in Accordance with Client Guidelines

Where client-approved proxy voting guidelines are required to be followed, Pyramis utilizes IPR to vote proxies in accordance with client-approved proxy voting guidelines.

VI.	Oversight Function

Pyramis Compliance is responsible for the oversight of proxy-voting performed by
IPR and outside service providers.

VII.	Methods of Conducting Oversight

Pyramis Compliance

Pyramis Compliance meets, as appropriate, with IPR and FMR Legal to discuss non-
routine proxy-voting matters and how those matters should be voted. Pyramis
Compliance conducts a quarterly meeting with IPR to discuss, among other things, service deliverables, in which any relevant issues related to proxy voting are discussed.

On a quarterly basis, IPR presents the quarterly proxy results to Pyramis Compliance for its review. Results generally contain a summary of votes, votes cast for management, vote cast against management, votes on non-routine items, items not voted on.

Pyramis Risk Oversight Committee

The Pyramis Risk presents an annual summary of proxy voting performed by IPR to the Pyramis Risk Oversight Committee. The report includes highlights of proxy voting performed, trends relative to non-routine items, conflict-of-interest situations, voting outside the Proxy Voting Guidelines and update on changes to policies and procedures.

Pyramis Board of Directors and Pyramis Management Committee

Annually, IPR presents proxy voting results, updates on proxy voting processes, controls, policies and procedures, and any material changes in the proxy voting process to the Pyramis Board of Directors and Pyramis Management Committee.

VIII.	Related Policies

Pyramis Proxy Voting Guidelines

IX.	Recordkeeping Requirements
Pyramis will maintain the following records when it exercises proxy voting authority with respect to a client’s securities:

• Copies of all proxy-voting policies and procedures;

• A copy of each proxy statement that Pyramis receives regarding client securities. Pyramis may satisfy this requirement by relying on a third party to make and retain, on the investment adviser's behalf, a copy of a proxy statement (provided that Pyramis has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from EDGAR;

• A record of each vote cast by Pyramis on behalf of a client. Pyramis may satisfy this requirement by relying on a third party to make and retain, on the investment adviser's behalf, a record of the vote cast (provided that Pyramis has obtained an undertaking from the third party to provide a copy of the record promptly upon request);

• A copy of any document created by Pyramis that was material to making a decision regarding how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

• A copy of each written client request for information on how Pyramis voted proxies on behalf of a client, and a copy of any written response by Pyramis to any (written or oral) client request for information on how Pyramis voted proxies on behalf of the requesting client.

Each document mentioned above will be kept for five years, the first two years at
Pyramis’ office. All documentation will be kept in accordance with Pyramis’
recordkeeping policy and procedures (see Pyramis Recordkeeping Policy).

X.	Escalation

All material proxy voting issues identified by Pyramis Compliance or IPR are escalated to the Pyramis CCO. As appropriate, the Executive Committee and applicable Boards will be informed of significant issues and related actions taken by the responsible parties.

PROXY VOTING & RELATED MATTERS

I.		Proxy Voting

Neither the Advisers Act nor ERISA contain regulations that provide specific guidance in this area. However, under the Advisers Act, the adviser is required to at all times act solely in the best interest of its clients. The DOL staff has gone further by issuing two letters in which it sets forth what it believes to be the proxy voting duties and obligations imposed on investment advisers by ERISA. They set forth specific duties to both the investment adviser and the Plan's "named fiduciary" (the
Plan trustees or other entity that appointed the adviser). As a result of these letters, the adviser and the named fiduciary have the following responsibilities:

	A.	There must be a clear delineation of the proxy voting responsibilities between the adviser and the client.

	B.	An adviser with proxy voting authority must take steps that are reasonable under the circumstances to verify that it has actually received all the proxies for which it has voting authority.

C. The named fiduciary who has delegated proxy voting authority to the investment adviser may not decide how the proxies are to be voted. However, it must periodically monitor the adviser's proxy voting activities.

D. In voting proxies, investment advisers must act prudently, solely in the interest of
Plan participants and beneficiaries, and for the exclusive purpose of providing benefits to them. An investment adviser must consider those factors that would affect the value of the Plan's investments and may not subordinate the interests of Plan participants and beneficiaries in their retirement income to unrelated objectives, such as social considerations. However, with respect to the related issue of making investment decisions, other DOL pronouncements emphasize that social considerations may be used in making investment decisions only to select among investments of equal risk and return.

	E.	In order to enable the ERISA Plan to properly monitor SIM NA’s proxy voting, both SIM NA’s voting activities and the ERISA client’s monitoring activities must be documented. The ERISA client must be able to review periodically not only
SIM NA’s proxy voting procedures but also the votes cast in specific cases.

In voting proxies, SIM NA will take into account the above stipulations and will follow these procedures with respect to all accounts, not just ERISA clients. The Proxy
Committee reviews all proxy votes and set proxy policy. Documentation of all proxy voting and authorizations by portfolio managers will be kept on file.

In general, SIM NA does not take direction from its clients with respect to voting proxies.

Procedures and SIM NA’s Proxy Voting Policies can be found in the Operations
Procedures.

II.	Tender Offers

With respect to the responsibilities of an adviser to an ERISA Plan in takeovers, a joint DOL/Department of the Treasury statement announced that ERISA does not require an adviser automatically to tender shares to capture any premium over market in these situations. Rather, the adviser must weigh the terms of any offer against the underlying intrinsic value of the company and the likelihood that the value will be realized by current management or by another offer.

In acting upon a tender offer, the adviser will continue to act in the best interests of the client, within the adviser’s obligations as a fiduciary.

III. Class Actions

When class action notices are received on behalf of SIM NA clients, it is SIM NA’s policy to recommend that eligible clients participate. Generally, SIM NA or the client’s custodian will prepare any necessary documents required to participate in the class action. See the Operations Manual for Class action procedures.

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA LIMITED
PROXY VOTING & RELATED MATTERS

I.	Proxy Voting

Neither the Advisers Act nor ERISA contain regulations that provide specific guidance in this area. However, under the Advisers Act, the adviser is required to at all times act solely in the best interest of its clients. The DOL staff has gone further by issuing two letters in which it sets forth what it believes to be the proxy voting duties and obligations imposed on investment advisers by ERISA. They set forth specific duties to both the investment adviser and the Plan's "named fiduciary" (the
Plan trustees or other entity that appointed the adviser). As a result of these letters, the adviser and the named fiduciary have the following responsibilities:

A. There must be a clear delineation of the proxy voting responsibilities between the adviser and the client.

B. An adviser with proxy voting authority must take steps that are reasonable under the circumstances to verify that it has actually received all the proxies for which it has voting authority.

C. The named fiduciary who has delegated proxy voting authority to the investment adviser may not decide how the proxies are to be voted. However, it must periodically monitor the adviser's proxy voting activities.

D. In voting proxies, investment advisers must act prudently, solely in the interest of
Plan participants and beneficiaries, and for the exclusive purpose of providing benefits to them. An investment adviser must consider those factors that would affect the value of the Plan's investments and may not subordinate the interests of Plan participants and beneficiaries in their retirement income to unrelated objectives, such as social considerations. However, with respect to the related issue of making investment decisions, other DOL pronouncements emphasize that social considerations may be used in making investment decisions only to select among investments of equal risk and return.

E. In order to enable the ERISA Plan to properly monitor SIM NA Ltd’s proxy voting, both SIM NA Ltd’s voting activities and the ERISA client’s monitoring activities must be documented. The ERISA client must be able to review periodically not only SIM NA Ltd’s proxy voting procedures but also the votes cast in specific cases.

In voting proxies, SIM NA Ltd will take into account the above stipulations and will follow these procedures with respect to all accounts, not just ERISA clients. The
Proxy Committee reviews all proxy votes and set proxy policy. Documentation of all proxy voting and authorizations by portfolio managers will be kept on file.

In general, SIM NA Ltd does not take direction from its clients with respect to voting proxies.

Procedures and SIM NA Ltd’s Proxy Voting Policies can be found in the Operations
Procedures.

II.	Tender Offers

With respect to the responsibilities of an adviser to an ERISA Plan in takeovers, a joint DOL/Department of the Treasury statement announced that ERISA does not require an adviser automatically to tender shares to capture any premium over market in these situations. Rather, the adviser must weigh the terms of any offer against the underlying intrinsic value of the company and the likelihood that the value will be realized by current management or by another offer.

In acting upon a tender offer, the adviser will continue to act in the best interests of the client, within the adviser’s obligations as a fiduciary.

III. Class Actions

When class action notices are received on behalf of SIM NA Ltd. clients, it is SIM
NA Ltd’s policy to recommend that eligible clients participate. Generally, SIM NA
Ltd. or the client’s custodian will prepare any necessary documents required to participate in the class action.

Spectrum Asset Management, Inc.
POLICY ON PROXY VOTING
FOR INVESTMENT ADVISORY CLIENTS

GENERAL POLICY

Spectrum, an investment adviser registered with the Securities and Exchange
Commission, acts as investment advisor for various types of client accounts (e.g.
employee benefit plans, governmental plans, mutual funds, insurance company separate accounts, corporate pension plans, endowments and foundations). While
Spectrum receives few proxies for the preferred shares it manages, Spectrum nonetheless will, when delegated the authority by a client, vote these shares per the following policy voting standards and processes:

STANDARDS:

Spectrum’s standards aim to ensure the following in keeping with the best interests of its clients:

• That Spectrum act solely in the interest of clients in providing for ultimate long-
term stockholder value.
• That Spectrum act without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.
• That custodian bank is aware of our fiduciary duty to vote proxies on behalf of others – Spectrum relies on the best efforts of its custodian bank to deliver all proxies we are entitled to vote.
• That Spectrum will exercise its right to vote all proxies on behalf of its clients (or permit clients to vote their interest, as the case(s) may be).
• That Spectrum will implement a reasonable and sound basis to vote proxies.

PROCESSES:

A. Following ISS’ Recommendations

Spectrum has selected Institutional Shareholder Services (ISS) to assist it with its proxy voting responsibilities. Spectrum follows ISS Standard Proxy Voting guidelines (the
“Guidelines”). The Guidelines embody the positions and factors Spectrum generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.
Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of
Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. Spectrum may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Manager to set forth the reasons for their decision;
(ii) the approval of the Chief Investment Officer; (iii) notification to the Compliance
Department and other appropriate Principal Global Investors personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

Spectrum generally votes proxies in accordance with ISS’ recommendations. When
Spectrum follows ISS’ recommendations, it need not follow the conflict of interest procedures in Section B, below.

From time to time ISS may have a business relationship or affiliation with one or more issuers held in Spectrum client accounts, while also providing voting recommendations on these issuers’ securities. Because this practice may present a conflict of interest for
ISS, Spectrum’s Chief Compliance Officer will require from ISS at least annually additional information, or a certification that ISS has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations.
Spectrum may obtain voting recommendations from two proxy voting services as an additional check on the independence of the ISS’ voting recommendations.

B. Disregarding ISS’ Recommendations

Should Spectrum determine not to follow ISS’ recommendation for a particular proxy,
Spectrum will use the following procedures for identifying and resolving a material conflict of interest, and will use the Proxy Voting Guidelines (below) in determining how to vote.

Spectrum will classify proxy vote issues into three broad categories: Routine
Administrative Items, Special Interest Issues, and Issues Having the Potential for
Significant Economic Impact. Once the Senior Portfolio Manager has analyzed and identified each issue as belonging in a particular category, and disclosed the conflict of interests to affected clients and obtained their consents prior to voting, Spectrum will cast the client’s vote(s) in accordance with the philosophy and decision guidelines developed for that category. New and unfamiliar issues are constantly appearing in the proxy voting process. As new issues arise, we will make every effort to classify them among the following three categories. If we believe it would be informative to do so, we may revise this document to reflect how we evaluate such issues.

Due to timing delays, logistical hurdles and high costs associated with procuring and voting international proxies, Spectrum has elected to approach international proxy voting on the basis of achieving “best efforts at a reasonable cost.”

As a fiduciary, Spectrum owes its clients an undivided duty of loyalty. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in it.

Identifying a Conflict of Interest. There may be a material conflict of interest when
Spectrum votes a proxy solicited by an issuer whose retirement plan or fund we manage or with whom Spectrum, an affiliate, or an officer or director of Spectrum or of an affiliate has any other material business or personal relationship that may affect how we vote the issuer’s proxy. To avoid any perceived material conflict of interest, the following procedures have been established for use when Spectrum encounters a potential material conflict to ensure that voting decisions are based on a clients’ best interest and are not the product of a material conflict.

Monitoring for Conflicts of Interest. All employees of Spectrum are responsible for monitoring for conflicts of interest and referring any that may be material to the CCO for resolution. At least annually, the CCO, will take reasonable steps to evaluate the nature of Spectrum’s material business relationships (and those of its affiliates) with any company whose preferred securities are held in client accounts (a “portfolio company”)
to assess which, if any, could give rise to a conflict of interest. CCO’s review will focus on the following three categories:

•	Business Relationships – The CCO will consider whether Spectrum (or an affiliate) has a substantial business relationship with a portfolio company or a proponent of a proxy proposal relating to the portfolio company (e.g., an employee group), such that failure to vote in favor of management (or the proponent) could harm the adviser’s relationship with the company (or proponent). For example, if Spectrum manages money for the portfolio company or an employee group, manages pension assets, leases office space from the company, or provides other material services to the portfolio company, the CCO will review whether such relationships may give rise to a conflict of interest.

•	Personal Relationships – The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates)
have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships that might give rise to a conflict of interest.

•	Familial Relationships – The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates)
have a familial relationship relating to a portfolio company (e.g., a spouse or other relative who serves as a director of a portfolio company, is a candidate for such a position, or is employed by a portfolio company in a senior position).

In monitoring for conflicts of interest, the CCO will consider all information reasonably available to it about any material business, personal, or familial relationship involving
Spectrum (and its affiliates) and a portfolio company, including the following:

•	A list of clients that are also public companies, which is prepared and updated by the Operations Department and retained in the Compliance Department.

•	Publicly available information.

•	Information generally known within Spectrum.

•	Information actually known by senior executives or portfolio managers. When considering a proxy proposal, investment professionals involved in the decision-making process must disclose any potential material conflict that they are aware of to CCO prior to any substantive discussion of a proxy matter.

•	Information obtained periodically from those persons whom CCO reasonably believes could be affected by a conflict arising from a personal or familial relationship (e.g., portfolio managers, senior management).

The CCO may, at her discretion, assign day-to-day responsibility for monitoring for conflicts to a designated person. With respect to monitoring of affiliates, the CCO in conjunction with PGI’s CCO and/or Director of Compliance may rely on information barriers between Spectrum and its affiliates in determining the scope of its monitoring of conflicts involving affiliates.

Determining Whether a Conflict of Interest is “Material” – On a regular basis, CCO will monitor conflicts of interest to determine whether any may be “material” and therefore should be referred to PGI for resolution. The SEC has not provided any specific guidance as to what types of conflicts may be “material” for purposes of proxy voting, so therefore it would be appropriate to look to the traditional materiality analysis under the federal securities laws, i.e., that a “material” matter is one that is reasonably likely to be viewed as important by the average shareholder.

Whether a conflict may be material in any case will, of course, depend on the facts and circumstances. However, in considering the materiality of a conflict, Spectrum will use the following two-step approach:

1. Financial Materiality – The most likely indicator of materiality in most cases will be the dollar amount involved with the relationship in question. For purposes of proxy voting, each committee will presume that a conflict is not material unless it involves at least 5% of Spectrum’s annual revenues or a minimum dollar amount $1,000,000. Different percentages or dollar amounts may be used depending on the proximity of the conflict (e.g., a higher number if the conflict arises through an affiliate rather than directly with Spectrum).

2. Non-Financial Materiality – A non-financial conflict of interest might be material (e.g., conflicts involving personal or familial relationships) and should be evaluated on the facts of each case.

If the CCO has any question as to whether a particular conflict is material, it should presume the conflict to be material and refer it to the PGI’s CCO for resolution. As in the case of monitoring conflicts, the CCO may appoint a designated person or subgroup of Spectrum’s investment team to determine whether potential conflicts of interest may be material.

Resolving a Material Conflict of Interest – When an employee of Spectrum refers a potential material conflict of interest to the CCO, the CCO will determine whether a material conflict of interest exists based on the facts and circumstances of each particular situation. If the CCO determines that no material conflict of interest exists, no further action is necessary and the CCO will notify management accordingly. If the
CCO determines that a material conflict exists, CCO must disclose the conflict to affected clients and obtain consent from each to the manner in which Spectrum proposes to vote.

Clients may obtain information about how we voted proxies on their behalf by contacting
Spectrum’s Compliance Department.

PROXY VOTING GUIDELINES

CATEGORY I: Routine Administrative Items

Philosophy: Spectrum is willing to defer to management on matters of a routine administrative nature. We feel management is best suited to make those decisions which are essential to the ongoing operation of the company and which do not have a major economic impact on the corporation and its shareholders. Examples of issues on which we will normally defer to management’s recommendation include:

1.	selection of auditors
2.	increasing the authorized number of common shares
3.	election of unopposed directors

CATEGORY II: Special Interest Issues

Philosophy: While there are many social, political, environmental and other special interest issues that are worthy of public attention, we do not believe the corporate proxy process is the appropriate arena in which to achieve gains in these areas. In recent history, proxy issues of this sort have included such matters as sales to the military,

doing business in South Africa, and environmental responsibility. Our primary responsibility in voting proxies is to provide for the greatest long-term value for
Spectrum’s clients. We are opposed to proposals which involve an economic cost to the corporation, or which restrict the freedom of management to operate in the best interest of the corporation and its shareholders. However, in general we will abstain from voting on shareholder social, political and environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

CATEGORY III: Issues Having the Potential for Significant Economic Impact

Philosophy: Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and the value of its shares.
We believe such issues should be carefully analyzed and decided by the owners of the corporation. Presented below are examples of issues which we believe have the potential for significant economic impact on shareholder value.

1.	Classification of Board of Directors. Rather than electing all directors annually, these provisions stagger a board, generally into three annual classes, and call for only one-third to be elected each year. Staggered boards may help to ensure leadership continuity, but they also serve as defensive mechanisms. Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. In general, we vote on a case by case basis on proposals for staggered boards, but generally favor annual elections of all directors.

2.	Cumulative Voting of Directors. Most corporations provide that shareholders are entitled to cast one vote for each director for each share owned - the one share, one vote standard. The process of cumulative voting, on the other hand, permits shareholders to distribute the total number of votes they have in any manner they wish when electing directors. Shareholders may possibly elect a minority representative to a corporate board by this process, ensuring representation for all sizes of shareholders. Outside shareholder involvement can encourage management to maximize share value. We generally support cumulative voting of directors.

3.	Prevention of Greenmail. These proposals seek to prevent the practice of
“greenmail”, or targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. By making greenmail payments, management transfers significant sums of corporate cash to one entity, most often for the primary purpose of saving their jobs. Shareholders are left with an asset-depleted and often less competitive company. We think that if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just to a select group or individual. We are opposed to greenmail and will support greenmail prevention proposals.

4.	Supermajority Provisions. These corporate charter amendments generally require that a very high percentage of share votes (70-81%) be cast affirmatively to approve a merger, unless the board of directors has approved it in advance.
These provisions have the potential to give management veto power over merging with another company, even though a majority of shareholders favor the merger. In most cases we believe requiring supermajority approval of mergers places too much veto power in the hands of management and other minority shareholders, at the expense of the majority shareholders, and we oppose such provisions.

1.	Defensive Strategies. These proposals will be analyzed on a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.

6.	Business Combinations or Restructuring. These proposals will be analyzed on a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.

7.	Executive and Director Compensation. These proposals will be analyzed on a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.

Policy Established May, 2003
Revised January, 2006

T. ROWE PRICE PROXY VOTING – PROCESS AND POLICIES

T. Rowe Price Associates, Inc., T. Rowe Price International, Inc. and T. Rowe Price Global Investment
Services Limited (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote—
such as election of directors and important matters affecting a company’s structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

Proxy Administration
The T. Rowe Price Proxy Committee develops our firm’s positions on all major corporate and social responsibility issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as
RiskMetrics Group (“RMG”) (formerly known as Institutional Shareholder Services) and Glass Lewis,
and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy
Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.

T. Rowe Price has retained RMG, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy
Committee relies upon RMG research in establishing T. Rowe Price’s voting guidelines—many of which are consistent with RMG positions—T. Rowe Price occasionally may deviate from RMG recommendations on some general policy issues and a number of specific proxy proposals.

Fiduciary Considerations
T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations
When determining whether to invest in a particular company, one of the primary factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies
Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors
T. Rowe Price generally supports slates with a majority of independent directors. We vote against outside directors that do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitment to other boards. T. Rowe Price also votes against inside directors serving on key board committees and directors who miss more than one-fourth of the scheduled board meetings. We may vote against directors for failing to establish a formal nominating committee, as well as compensation committee members who approve excessive compensation plans. We support efforts to elect all board members annually because boards with staggered terms act as deterrents to takeover proposals. To strengthen boards’ accountability to shareholders, T. Rowe Price generally supports proposals calling for a majority vote threshold for the election of directors.

Executive Compensation
Our goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’
long-term interests. While we evaluate plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices, unless such plans appropriately balance shareholder and employee interests, and the retention of key personnel has become a genuine risk to the company’s business. For companies with particularly egregious pay practices we may vote against compensation committee members. Finally, we vote for proposals (either management or shareholder-sponsored) calling for shareholder ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) a majority of the time.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’
current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

Anti-takeover, Capital Structure and Corporate Governance Issues
T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a “blank check” to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues
T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless they have substantial investment implications for the company’s business and operations that have not been adequately addressed by management. T. Rowe Price supports well-
targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Monitoring and Resolving Conflicts of Interest
The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from RMG, an independent third party, application of the T. Rowe Price guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy
Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest,
T. Rowe Price’s Code of Ethics requires all employees to avoid placing themselves in a
“compromising position” where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Reporting
Vote Summary Reports are generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, votes cast for the client during the period, and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. If you wish to receive a copy of your account’s voting record, please contact your T. Rowe Price Client Relationship Manager.

TORTOISE CAPITAL ADVISORS, L.L.C.
PROXY VOTING POLICIES AND PROCEDURES

1.	Introduction

Unless a client is a registered investment company under the Investment Company Act of
1940 or a client requests Tortoise Capital Advisors, L.L.C. (the “Adviser”) to do so in writing, the Adviser does not vote proxy materials for its clients. In the event the Adviser receives any proxies intended for clients who have not delegated proxy voting responsibilities to the Adviser, the Adviser will promptly forward such proxies to the client for the client to vote. When requested by the client, the Adviser may provide advice to the client regarding proposals submitted to the client for voting. In the event an employee determines that the Adviser has a conflict of interest due to, for example, a relationship with a company or an affiliate of a company, or for any other reason which could influence the advice given, the employee will advise the Chief Compliance Officer who will advise the Investment Committee, and the
Investment Committee will decide whether the Adviser should either (1) disclose to the client the conflict to enable the client to evaluate the advice in light of the conflict or (2) disclose to the client the conflict and decline to provide the advice.

In cases in which the client is a registered investment company under the Investment
Company Act of 1940 or in cases where the client has delegated proxy voting responsibility and authority to the Adviser, the Adviser has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients. In pursuing this policy, proxies should be voted in a manner that is intended to maximize value to the client. In situations where Adviser accepts such delegation and agrees to vote proxies, Adviser will do so in accordance with these Policies and Procedures.
The Adviser may delegate its responsibilities under these Policies and Procedures to a third party, provided that no such delegation shall relieve the Adviser of its responsibilities hereunder and the Adviser shall retain final authority and fiduciary responsibility for such proxy voting.

2.	General

a.	Because of the unique nature of the Master Limited Partnerships (“MLPs”), the
Adviser shall evaluate each proxy of an MLP on a case-by-case basis. Because proxies of MLPs are expected to relate only to extraordinary measures, the
Adviser does not believe it is prudent to adopt pre-established voting guidelines.

b.	In the event requests for proxies are received with respect to the voting of equity securities other than MLP equity units, on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless the Adviser determines it has a conflict or the Adviser determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and shareholder proposals, the Adviser will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner it believes to be in the best economic interest of its clients, and registered investment company clients’ shareholders. In the event requests for proxies are received with respect to debt securities, the Adviser will vote on a case by case basis in a manner it believes to be in the best economic interest of its clients, and registered investment company clients’ shareholders.

c.	The Investment Committee of the Adviser, or a Manager of the Adviser
designated by the Investment Committee as listed on Exhibit A hereto, is responsible for monitoring Adviser’s proxy voting actions and ensuring that
(i) proxies are received and forwarded to the appropriate decision makers; and
(ii) proxies are voted in a timely manner upon receipt of voting instructions. The
Adviser is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.

d.	The Investment Committee of the Adviser, or a Manager of the Adviser
designated by the Investment Committee as listed on Exhibit A hereto, shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships;
(ii) other potential material business relationships; and (iii) material personal and family relationships.

e.	All decisions regarding proxy voting shall be determined by the Investment
Committee of the Adviser, or a Manager of the Adviser designated by the
Investment Committee, and shall be executed by a Manager of the Adviser or, if the proxy may be voted electronically, electronically voted by a Manager of the
Adviser or his designee, including any of the individuals listed on Exhibit A hereto. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security.

f.	The Adviser may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

3.	Conflicts of Interest

The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if one or more of the managers of the Adviser actually knew or should have known of the conflict. The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

	·	A principal of the Adviser or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.

	·	An immediate family member of a principal of the Adviser or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.

	·	The Adviser, any venture capital fund managed by the Adviser, or any affiliate holds a significant ownership interest in the portfolio company.

This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the Adviser’s Chief Compliance Officer.

If a material conflict is identified, Adviser management may (i) disclose the potential conflict to the client and obtain consent; or (ii) establish an ethical wall or other informational barriers between the person(s) that are involved in the conflict and the persons making the voting decisions.

4.	Recordkeeping

The Investment Committee of the Adviser, or a Manager of the Adviser designated by the
Investment Committee as listed on Exhibit A hereto, is responsible for maintaining the following records:

·	proxy voting policies and procedures;

·	proxy statements (provided, however, that the Adviser may rely on the Securities and Exchange Commission’s EDGAR system if the issuer filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Adviser with an undertaking to provide a copy of the proxy statement promptly upon request);

·	records of votes cast and abstentions; and

·	any records prepared by the Adviser that were material to a proxy voting decision or that memorialized a decision.

Exhibit A

Manager of the Adviser Designated by Investment Committee
Zach Hamel

Designees for Electronic Voting of Proxies
Zach Hamel
Kyle Krueger
Rob Thummel
Matt Sallee
Cameron Addington

PROXY VOTING POLICY

Thompson, Siegel & Walmsley LLC (TS&W) acknowledges it has a fiduciary obligation to its clients that requires it to monitor corporate events and vote client proxies. TS&W has adopted and implemented written policies and procedures reasonably designed to ensure that proxies for domestic and foreign stock holdings are voted in the best interest of our clients on a best efforts basis. TS&W recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when directed (together, our “clients”). TS&W has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and leading corporate governance practices. TS&W has retained the services of RiskMetrics
Group (RMG). RMG is a Registered Investment Adviser under the Investment Advisers Act of 1940. As a leading provider of proxy voting and corporate governance services with 20+ years of experience, RMG serves more than 1,700 institutions. RMG’s core business is to analyze proxies and issue informed research and objective vote recommendations for more than 38,000 companies across 115 markets worldwide. RMG provides TS&W proxy proposal research and voting recommendations and votes accounts on
TS&W’s behalf under the guidance of RMG’s standard voting guidelines which include:

•	Operational Issues	•	Corporate Responsibility
•	Board of Directors		•	Consumer Issues and Public Safety
•	Proxy Contests		•	Environment and Energy
•	Anti-takeover Defenses and Voting Related Issues		•	General Corporate Issues
•	Mergers and Corporate Restructurings		•	Labor Standards and Human Rights
•	State of Incorporation		•	Military Business
•	Capital Structure		•	Workplace Diversity
•	Executive & Director Compensation	•	Mutual Fund Proxies
• Equity Compensation Plans
	•	Specific Treatment of Certain Award Types in Equity Plan Evaluations
• Other Compensation Proposals & Policies
• Shareholder Proposals on Compensation

TS&W’s proxy coordinator is responsible for monitoring RMG’s voting procedures on an ongoing basis. TS&W’s general policy regarding the voting of proxies is as follows:

Proxy Voting Guidelines:

Routine and/or non-controversial, general corporate governance issues are normally voted with management; this would include the
Approval of Independent Auditors.

Occasionally, RMG may vote against management’s proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders’ present or future value. From time to time TS&W will receive and act upon the client’s specific instructions regarding proxy proposals. TS&W reserves the right to vote against any proposals motivated by political, ethical or social concerns. TS&W and RMG will examine each issue solely from an economic perspective.

• A complete summary of RMG’s voting guidelines, domestic & foreign, are available at:
www.riskmetrics.com/sites/default/files/RMG2009SummaryGuidelinesUnitedStates

Conflicts of Interest

• Occasions may arise during the voting process in which the best interest of the clients conflicts with TS&W’s interests.
Conflicts of interest generally include (i) business relationships where TS&W has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of TS&W has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If TS&W determines that a material conflict of interest exists, TS&W will instruct RMG to vote using RMG’s standard policy guidelines which are derived independently from TS&W.

Proxy Voting Process:

  Upon timely receipt of proxy materials, RMG will automatically release vote instructions on client’s behalf as soon as custom research is completed. TS&W retains authority to override the votes (before cut-off date) if they disagree with the vote recommendation.
  The Proxy Coordinator will monitor the voting process at RMG via Governance Analytics website (RMG’s online voting and research platform). Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with RMG.
  For proxies not received at RMG, TS&W and RMG will make a best efforts attempt to receive ballots from the clients’ custodian.
  TS&W will be responsible for account maintenance – opening and closing of accounts, transmission of holdings and account environment monitoring.
  Associate Portfolio Manager (proxy oversight representative) will keep abreast of any critical or exceptional events or events qualifying as a conflict of interest via Governance Analytics website and via email. TS&W has the ability to override vote instructions and the Associate Portfolio Manager will consult with TS&W’s Investment Policy Committee or product managers in these types of situations.
  All proxies are voted solely in the best interest of clients.
  Proactive communication takes place via regular meetings with RMG’s Client Relations Team.

Practical Limitations Relating to Proxy Voting

While TS&W makes a best effort to vote proxies, in certain circumstances it may be impractical or impossible for TS&W to do so.

Identifiable circumstances include:

  Limited Value. TS&W may abstain from voting in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder,
  Unjustifiable Cost. TS&W may abstain from voting when the costs of or disadvantages resulting from voting, in TS&W’s judgment, outweigh the economic benefits of voting.
  Securities Lending. Certain of TS&W’s clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because TS&W generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted and TS&W may not be able fully to reconcile the securities held at record date with the securities actually voted.
  Failure to Receive Proxy Statements. TS&W may not be able to vote proxies in connection with certain holdings, most frequently for foreign securities, if it does not receive the account’s proxy statement in time to vote the proxy.

Proxy Voting Records & Reports

  The proxy information is maintained by RMG. on TS&W’s behalf and includes the following: (i) name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the proxy was voted (for, against, abstained), (viii) whether the proxy was voted for or against management, and (ix) documentation materials to make the decision. TS&W’s Proxy Coordinator coordinates retrieval and report production as required or requested.
  Clients will be notified annually of their ability to request a copy of our proxy policies and procedures. A copy of how TS&W voted on securities held is available free of charge upon request from our clients or by calling us toll free at (800) 697-1056.

TURNER INVESTMENT PARTNERS, INC.
TURNER INVESTMENT MANAGEMENT LLC

Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner
Investment Management LLC (collectively, “Turner”), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner’s care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner’s duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies,
Turner may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner.
Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS)
subsidiary. PVS is a separate investment adviser registered under the Investment
Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe.
Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by

PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS’s recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-
constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS’s recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner’s client accounts,
Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner’s preferences.
PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders’ rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy
Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner’s view departing from the PVS recommendation appears to be in the best interests of Turner’s clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company’s securities for the client’s benefit. Further, while
Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm’s employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the
Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner’s or the Committee’s decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Securities Lending:

Turner will generally not vote nor seek to recall in order to vote shares on loan in connection with client administered securities lending programs, unless it determines that a vote is particularly significant. Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Turner voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Turner’s control.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

Andrew Mark, Director of Operations
and Technology Administration
c/o Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv)
records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: July 1, 2003
Last revised: April 1, 2007

UBS GLOBAL ASSET MANAGEMENT AMERICAS
CORPORATE GOVERNANCE AND PROXY VOTING
POLICY AND PROCEDURES

Policy Summary

Underlying our voting and corporate governance policies we have two fundamental objectives:

1.	We seek to act in the best financial interests of our clients to enhance the long-term value of their investments.

2.	As an investment advisor, we have a strong commercial interest that companies in which we invest on behalf of our clients are successful. We promote best practice in the boardroom.

To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, and to support and encourage sound corporate governance practice.

This policy helps to maximize the economic value of our clients‘
investments by establishing proxy voting standards that conform with UBS Global
Asset Management‘s philosophy of good corporate governance.

Risks Addressed by this Policy

This policy is designed to addresses the following risks:

•	Failure to provide required disclosures for investment advisers and registered investment companies.

•	Failure to vote proxies in best interest of clients and funds.

•	Failure to identify and address conflicts of interest.

•	Failure to provide adequate oversight of third party service providers.

Voting and Corporate Governance Policy
A.	Global Corporate Governance Principles		2
B.	Macro-Rationales and Explanations for Proxy Voting		4
C.	Global Voting and Corporate Governance Procedures
	11
	I.	Corporate Governance Committees	12
	II.	Interaction with Company and Board of Directors	13
	III.	Contacting the Media	14
	IV.	Proxy Voting Process
		14
	V.	Proxy Voting Disclosure Guidelines
		15
	VI.	Proxy Voting Conflict Guidelines	16
	VII.	Record Keeping	16
		Appendix A - Special Disclosure Guidelines for
		Registered Investment Company Clients	17

A.	Global Corporate Governance Principles

Overview

These principles describe the approach of UBS Global Asset Management
(Americas) Inc., (UBS Global AM) to Corporate Governance and to the exercise of voting rights on behalf of its clients (which include funds, individuals, pension schemes, and all other advisory clients).

Where clients of UBS Global AM have delegated the discretion to exercise the voting rights for shares they beneficially own, UBS Global AM has a fiduciary duty to vote shares in the clients’ best interests. These principles set forth UBS
Global AM’s approach to corporate governance and to the exercise of voting rights when clients have delegated their voting rights to UBS Global AM.

Key principles

UBS Global AM’s global corporate governance principles are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as beneficial owners.

We believe voting rights have economic value and should be treated accordingly.
Where we have been given the discretion to vote on clients’ behalves, we will exercise our delegated fiduciary responsibility by voting in a manner we believe will most favorably impact the economic value of their investments.

Good corporate governance should, in the long term, lead towards both better corporate performance and improved shareholder value. Thus, we expect board members of companies in which we have invested to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance.

Underlying our voting and corporate governance principles we have two fundamental objectives:

1.	We seek to act in the best financial interests of our clients to enhance the long-term value of their investments.
2.	As an investment advisor, we have a strong commercial interest that companies in which we invest, on behalf of our clients are successful. We promote best practice in the boardroom.

To achieve these objectives, we have established this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, and to support and encourage sound corporate governance practice. These Principles are implemented globally to harmonize our philosophies across UBS Global AM offices worldwide. However, these
Principles permit individual regions or countries within UBS Global AM the discretion to reflect local laws or standards where appropriate.

While there is no absolute set of standards that determine appropriate governance under all circumstances and no set of values will guarantee ethical board behavior, there are certain principles, which provide evidence of good corporate governance. We will, therefore, generally exercise voting rights on behalf of clients in accordance with the following principles.

Board Structure

Some significant factors for an effective board structure include:
• An effective Chairman is key;

•	The roles of Chairman and Chief Executive generally should be separated;
•	Board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of the management of the company;
•	The Board should include executive and non-executive directors; and
•	Non-executive directors should provide a challenging, but generally supportive environment for the executive directors.

Board Responsibilities

Some significant factors for effective discharge of board responsibilities include:
•	The whole Board should be fully involved in endorsing strategy and in all major strategic decisions (e.g., mergers and acquisitions).
•	The Board should ensure that at all times:
• Appropriate management succession plans are in place;
• The interests of executives and shareholders are aligned;
• The financial audit is independent and accurate;
• The brand and reputation of the company is protected and enhanced;
• A constructive dialogue with shareholders is encouraged; and
• It receives all the information necessary to hold management to account.

Areas of Focus

Some examples of areas of concern related to our Corporate Governance focus include the following:
•	Economic value resulting from acquisitions or disposals;
•	Operational performance;
•	Quality of management;
•	Independent non-executive directors not holding executive management to account;
•	Quality of internal controls;
•	Lack of transparency;
•	Inadequate succession planning;
•	Poor approach to corporate social responsibility;
•	Inefficient management structure; and
•	Corporate activity designed to frustrate the ability of shareholders to hold the
Board to account or realize the maximum value of their investment.

B.	Macro-Rationales and Explanations for Proxy Voting

Overview

These macro-rationales and explanations detail UBS Global AM’s approach to the exercise of voting rights on behalf of its clients (which includes funds, individuals, pension schemes, and all other advisory clients). The basis of the macro rationales and explanations is to define guidelines for voting shares held on behalf of our advisory clients in their best interests.

Macro-Rationales are used to help explain our proxy vote. The Macro-
Rationales reflect our global governance principles and local policies, enables voting consistency and provides flexibility our analyst can reflect specific knowledge of the company as it relates to a proposal. Explanations are associated with each Macro-Rationale and are used in our proxy voting operations to communicate our voting decision internally and on client reports.

PROXY VOTING MACRO RATIONALES & EXPLANATIONS

Macro Rationale	Explanation
1. General Guidelines
a. When our view of the management is	1. View of management is Favorable.
favorable, we generally support current
management initiatives. When our view is	2. View of management is Un-
that changes to the management structure
would probably increase shareholder value,	Favorable.
we may not support existing management
proposals.
b. If management’s performance has been	1. Management performance is
questionable we may abstain or vote against	questionable.
specific proxy proposals.
c. Where there is a clear conflict between	1. A conflict exists between the board
management and shareholder interests,	and shareholder interests.
even in those cases where management has
been doing a good job, we may elect to vote
against management.
d. In general, we oppose proposals, which in	1. Proposal entrenches management.
our view, act to entrench management.
e. In some instances, even though we	1. While we support management, this
strongly support management, there are	proposal should be voted on by
some corporate governance issues that, in	shareholders.
spite of management objections, we believe
should be subject to shareholder approval.
2. Board of Directors and Auditors
a. Unless our objection to management’s	1. We believe the auditors are
recommendation is strenuous, if we believe	competent.
auditors are competent and professional, we
support continuity in the appointed auditing	2. We object to these auditors.
firm subject to regular review.
3. Nominee for independent Internal
Statutory Auditor not considered
independent.

b. We generally vote for proposals that seek	1. Shareholders should be able to set
to fix the size of the board and/or require	the size of the board.
shareholder approval to alter the size of the
board and that allow shareholders to remove
directors with or without cause.
c. We generally vote for proposals that	1. Shareholders should have the right to
permit shareholders to act by written consent	call a special meeting.
and/or give
the right to shareholders to call a special
meeting.
d. We will vote for separation of Chairman	1. Company does not have a lead
and CEO if we believe it will lead to better	director.
company management, otherwise, we will
support an outside lead director board	2. Company has a lead director.
structure.
3. Combined Chairman and Chief
Executive, contrary to best practice.
e. We will normally vote for all board	1. Board ignored shareholder vote.
members unless we determine conflicts exist
or the board is not independent.	2. Executive contract exceeds 1 year in
length.

3. Not considered independent
insufficient independent non-executives.

4. Member of the Audit or Remuneration
Committee(s), not considered
Independent.

5. Bundled resolution for election of
Directors not appropriate.

6. Not Independent, serves on the
Compensation and Nomination
Committees.

7. Executive contract exceeds 4 years.

8. Not in shareholders’ interests.
3. Compensation
a. We will not try to micro-manage	1. We will not-micro manage
compensation schemes; however, we	compensation.
believe remuneration should not be
excessive, and we will not support	2. The overall quantum of remuneration
compensation plans that are poorly	is too high.
structured or otherwise egregious.

b. Senior management compensation should	1. Compensation should be set by the
be set by independent directors according to	board, not shareholders.
industry standards, taking advice from
benefits consultants where appropriate.
c. All senior management and board	1. Transparency in compensation is
compensation should be disclosed within	desired.
annual financial statements, including the
value of fringe benefits, company pension
contributions, deferred compensation and
any company loans.
d. We may vote against a compensation or	1. Remuneration policy insufficiently
incentive program if it is not adequately tied	aligned with shareholder interests.
to a company’s fundamental financial
performance; is vague; is not in line with	2. The vesting conditions are
market practices; allows for option re-pricing;	inappropriate.
does not have adequate performance
hurdles or is highly dilutive.	3. The vesting conditions are
insufficiently challenging.

4. The matching awards are too
generous.

5. The re-pricing of options is against
best practice.

6. Dilution of executive remuneration
scheme exceeds best practice
guidelines.

7. Plan structure does not provide
suitable long term incentive.

8. Performance conditions
unsatisfactory.

9. Contrary to best market practice.
e. Where company and management’s	1. Rewards for poor performance are
performance has been poor, we may object	unacceptable.
to the issuance of additional shares for
option purposes such that management is
rewarded for poor performance or further
entrenches its position.
f. Given the increased level of responsibility	1. Compensation should be balanced.
and oversight required of directors, it is
reasonable to expect that compensation
should increase commensurably. We

consider that there should be an appropriate
balance between fixed and variable elements
of compensation and between short and long
term incentives.
g. In order to increase reporting transparency	1. Stock Options should be expensed.
and approximate accuracy, we believe stock
options should be expensed.

4. Governance Provisions
a. We believe that votes at company	1. One Share, One Vote.
meetings should be determined on the basis
of one share one vote. We will vote against
cumulative voting proposals.
b. We believe that “poison pill” proposals,	1. Poison Pill proposals should have
which dilute an issuer’s stock when triggered	shareholder approval.
by particular events, such as take-over bids
or buy-outs, should be voted on by the	2. Current anti-takeover provisions are
shareholders and will support attempts to	adequate.
bring them before the shareholders.
c. Any substantial new share issuance	1. Significant share increase should
should require prior shareholder approval.	have shareholder approval.
d. We believe proposals that authorize the	1. Blank check stock issuance is not
issuance of new stock without defined terms	acceptable.
or have conditions that are intended to thwart
a take-over or restrict effective control by	2. Anti-takeover defense, not in
shareholders should be discouraged.	shareholders interests.

3. General authority to issue shares
without pre-emption rights not in
shareholders
interests.
e. We will support directives to increase the	1. We support efforts to improve board
independence of the board of directors when	independence.
we believe that the measures will improve
shareholder value.
f. We generally do not oppose	1. Staggered or classified boards
management’s recommendation to	provide continuity.
implement a staggered or classified board
and generally support the regular re-election	2. Annual election of directors
of directors on a rotational basis as it may	agreeable with management approval.
provide some continuity of oversight.
g. We will support reasonable proposals that	1. Proposal to nominate directors is
enable shareholders to directly nominate	reasonable.
directors.
2. Proposal to nominate directors is
questionable.
h. We will vote for shareholder proposals	1. A director resignation policy is in
requesting directors be elected by a Majority	place.
Vote unless the company has cumulative
voting, a director resignation policy in place	2. A director resignation policy is not in
or is very likely to have one in place by the	place.
next meeting.

i. We will normally vote for proposals that	1. We support reductions in super
reduce supermajority voting limits.	majority voting.

2. Existing super majority voting
conditions are reasonable.
j. We will vote in favour of shareholder	1. We encourage confidential voting.
resolutions for confidential voting.
5. Capital Structure and Corporate
Restructuring
a. It is difficult to direct where a company	1. Companies are free to incorporate
should incorporate, however, in instances	anywhere.
where a move is motivated solely to entrench
management or	2. Actions motivated to entrench
restrict effective corporate governance, we	management.
will vote accordingly.
b. In general we will oppose management	1. Dual classes of stock are
initiatives to create dual classes of stock,	inappropriate.
which serves to insulate company
management from shareholder opinion and
action. We support shareholder proposals to
eliminate dual class schemes.
6. Mergers, Tenders Offers & Proxy
Contests
a. Based on our analysis and research we	1. We agree with the merger.
will support proposals that increase
shareholder value and vote against	2. We object to the merger.
proposals that do not.
7. Social, Environmental, Political &
Cultural
a. Depending on the situation, we do not	1. Companies should feel free to
typically vote to prohibit a company from	compete anywhere in the world.
doing business anywhere in the world.
b. There are occasional issues, we support,	1. Special interest proposals should not
that encourage management to make	be addressed in the proxy.
changes or adopt more constructive policies
with respect to social, environmental, political
and other special interest issues, but in many
cases we believe that the shareholder
proposal may be too binding or restrict
management’s ability to find an optimal
solution. While we wish to remain sensitive
to these issues, we believe there are better
ways to resolve them than through a proxy
proposal. We prefer to address these issues

through engagement.
c. Unless directed by clients to vote in favour	1. Proposal poses an unnecessary
of social, environmental, political and other	economic cost on the company
special interest proposals, we are generally
opposed to special interest proposals that
involve an economic cost to the company or
that restrict the freedom of management to
operate in the best interest of the company
and its shareholders.
8. Administrative and Operations
a. Occasionally, stockholder proposals, such	1. Special reports, studies and
as asking for reports, conducting studies and	disclosures are not considered
making donations to the poor, are presented	economic.
in a way that appear to be honest attempts at
bringing up a worthwhile issue.
Nevertheless, judgment must be exercised
with care, as we do not expect our
shareholder companies to be charitable
institutions.
b. We are sympathetic to shareholders who	1. Regulatory agencies do not require
are long-term holders of a company’s stock,	this action.
who desire to make concise statements
about the long-term operations of the
company in the proxy statement. However,
because regulatory agencies do not require
such actions, we may abstain unless we
believe there are compelling reasons to vote
for or against.
9. Miscellaneous
a. Where a client has given specific direction	1. Voted in accordance with a client
as to how to exercise voting rights on its	guideline.
behalf, we will vote in accordance with a
client’s direction.
b. Where we have determined that the voting	1. Obstacles exist to effectively voting
of a particular proxy is of limited benefit to	this proxy.
clients or where the costs of voting a proxy
outweigh the benefit to clients, we may	2. Local voting practices could restrict
abstain or choose not to vote. Among	our ability to manage the portfolio.
others, such costs may include the cost of
translating a proxy, a requirement to vote in
person at a shareholders meeting or if the
process of voting restricts our ability to sell
for a period of time (an opportunity cost).
c. For holdings managed pursuant to	1. Voting delegated to a proxy voting
quantitative, index or index-like strategies,	service per our guidelines.
we may delegate the authority to exercise

voting rights for such strategies to an
independent proxy voting and research
service with the direction that the votes be
exercised in accordance with this Policy. If
such holdings are also held in an actively
managed strategy, we will exercise the
voting rights for the passive holdings
according to the active strategy.
d. In certain instances when we do not have	1. Lack of details on proposals.
enough information we may choose to
abstain or vote against a particular proposal.

C.	Global Voting and Corporate Governance Procedures

Overview

Where clients have delegated the discretion to exercise the voting rights for shares they beneficially own to UBS Global AM, we have a fiduciary duty to vote shares in the clients’ best interests. These procedures provide a structure for appropriately discharging this duty, including the handling of conflicts of interest.

I.	Corporate Governance Committees

Members

The UBS Global Asset Management Global Corporate Governance Committee
(the “Global Committee) will approve the membership of the UBS Global AM
Corporate Governance Committee (the “Americas Committee”). The
membership in the Global Committee will be approved by the Equities
Investment Committee of UBS Global Asset Management.

Responsibilities of the Global Committee

•	To review, approve and oversee the implementation of the Global Corporate
Governance Principles.
•	Keep abreast of and share trends in corporate governance and update these principles as necessary.
•	To provide a forum for discussing corporate governance issues between regions.
•	Coordinate with the Communications group on all corporate or other communication related to global proxy issues.
•	Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.
•	Engage and oversee any independent proxy voting services being used.
•	Oversee the activities of the Local Corporate Governance Committees.

•	Review and resolve conflicts of interest.

Meetings

Meetings will be held at least quarterly.
Local Corporate Governance Committees

Each office or region, as applicable, will set up a Local Corporate Governance
Committee to discuss local corporate governance issues and to review proxies.
Each Local Corporate Governance Committee will set its own agenda. The
Global Committee will nominate the chairs for the Local Corporate Governance
Committees. The local chair will nominate, for approval by the Global
Committee, additional persons as candidates for membership on the local committee.

Responsibilities of the Americas Committee

The Americas Committee will serve as the local committee and is responsible for implementing this Policy in the Americas Region.

•	Keep abreast of and share trends in corporate governance and update local policy as necessary.
•	Provide a forum for discussing corporate governance issues within a region.
•	Oversee the proxy voting process.
•	Coordinate with the Communications group all corporate or other communication related to local proxy issues.
•	Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.
•	Interpret the Global Corporate Governance Principles in the context of local legal requirements and practice, updating local policy as necessary.
•	Minutes of meetings to be sent to the Global Committee.

Meetings

Meetings will be held at least twice a year.

II.	Interaction with Company and Board of Directors

Relationship with the Company and the Board of Directors

•	On behalf of our clients, we aim to be supportive, long-term shareholders.
We seek to develop both a long-term relationship and an understanding of mutual objectives and concerns with the companies in which we invest.

• We do this through meetings between our investment analysts and portfolio managers, on the one hand, and company management and the board of directors, on the other.
• These meetings enable us to have discussions with company management and the board of directors about corporate strategy and objectives and to make an assessment of management’s performance. They also allow us to monitor a particular company’s development over time and assess progress against our expectations as investors. They also give us an opportunity to outline what our expectations are and to explain our views on important issues.

Formal Communications with the Board

• Where we suspect poor corporate governance may negatively impact the long-term valuation of the company (including loss of confidence in senior management), we will attempt to gather further information from the company and standard information sources.
• If action is considered necessary, we will attempt to arrange an informal meeting with one or more non-executive (outside) directors to gather additional information and to learn more about the company’s corporate governance practices. The intent of the meeting with non-executive (outside)
directors is to understand the company better and to communicate our concerns.
• All efforts to contact management or the board of directors regarding specific corporate governance issues should be approved by the Global Committee or if time is of the essence the Head or Deputy Head of Global Equity, and the
Legal & Compliance Department.
• If it is determined that appropriate corporate governance practices are not present or likely to be put in place, then we may:
•	Formally communicate with the Chairman of the Board or the full Board of
Directors;
•	Withdraw our support for the common stock;
•	Reflect our positions in our proxy vote opportunities; or
•	Contact other shareholders regarding our concerns.

Any such steps may only be taken in compliance with applicable law.

III.	Contacting the Media

UBS Global AM generally will not comment on any matters relating to corporate governance or proxy issues of any individual company. This policy is based on issues of client privilege as well as assuring compliance with various regulations.
Requests from the media for general information relating to this Policy, comments on corporate governance or proxy issues relating to a specific security or general, non-specific issues related to corporate governance, must be directed via Communications/Marketing (country/region/business/investment/global) to the relevant investment area and Legal & Compliance Department. They will determine if there is to be an exception to this rule and inform the relevant
Marketing/Communications team. The situation will be explained to UBS Media
Relations who will notify the journalist of our position.

IV. Proxy Voting Process

Given the magnitude of the effort, availability of resources and local customs, certain functions and responsibilities may be delegated to the Local Corporate
Governance Committees or others for the efficient processing of the votes. All proxy voting matters will be managed by a dedicated team located in the London office, irrespective of where the underlying client is managed.

The Global and Local Corporate Governance Committees, as appropriate, will bring Legal & Compliance into the decision making process on complex issues and on issues involving conflicts of interests.

The Americas Committee will appoint a deputy who is responsible for voting of all routine proxy matters in accordance with these policies and procedures. The deputy will contact the appropriate industry analyst and/or the members of the
Americas Committee for guidance on how to vote non-routine matters.

The Americas Committee, or its delegate, will:

• Take necessary steps to determine that we are receiving ballots for all accounts over which we have voting authority and where we intend to vote;
• Instruct the Head of Operations to recall, if possible, securities that are currently on loan so that they may be voted on non-routine proxy matters;
• Implement procedures to identify conflicts and vote such proxies in accordance with Section VI of these procedures;
• Implement procedures to vote proxies in accordance with client direction if applicable; and
• Conduct periodic due diligence on any proxy voting services being employed.

V. Proxy Voting Disclosure Guidelines

General

• Upon request or as required by law or regulation, UBS Global AM will disclose to a client or client’s fiduciaries, the manner in which we exercised voting rights on behalf of the client.

•	Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client’s relationship with the company that has issued the proxy, the Legal & Compliance Department should be contacted immediately to ensure adherence to UBS Global AM Corporate
Governance principles. (See Proxy Voting Conflict Guidelines below).

•	Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committee
and regional Legal & Compliance Department.
•	Any employee, officer or director of UBS Global Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company’s proxies.
•	Companies may be provided with the number of shares we own in them.
•	Proxy solicitors will not be provided with either our votes or the number of shares we own in a particular company.
•	In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the manner in which we voted.
•	We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.

The Chairman of the Global Committee and the Chair of the Americas
Committee must approve exceptions to this disclosure policy.

VI.	Proxy Voting Conflict Guidelines

In addition to the Proxy Voting Disclosure Guidelines above, UBS Global AM has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:

•	Under no circumstances will general business, sales or marketing issues influence our proxy votes.
•	UBS Global AM and its affiliates engaged in banking, broker-dealer and investment banking activities (“Affiliates”) have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any
Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal &
Compliance Department immediately. {Note: Legal & Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.} In the event of any issue arising in relation to
Affiliates, the Chair of the Global Committee must be advised, who will in turn advise the Chief Risk Officer.
• Where UBS Global AM is aware of a conflict of interest in voting a particular proxy, the Americas Committee will be notified of the conflict and will determine how such proxy should be voted.
VII. Record Keeping

UBS Global AM will maintain records of proxies voted. Such records include copies of:

• Our policies and procedures;
• Proxy statements received;
• Votes cast per client;
• Number of shares voted;
• Communications received and internal documents created that were material to the voting decision; and
• A list of all proxies where it was determined a conflict existed and any written rationale created or approved by the Local Corporate Governance Committee supporting its voting decision.

Nothing in these procedures should be interpreted to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegates or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their policy statement.

Appendix A

Special Disclosure Guidelines for Registered Investment Company Clients

1.	Registration Statement (Open-end and Closed-End Funds) Management
is responsible for ensuring the following:
	•	That this policy and procedures, which are the policy and procedures used by the investment adviser on the Funds’ behalf, are described in the
Statement of Additional Information (SAI). The policy and procedures may be described in the SAI or attached as an exhibit to the registration statement.
	•	That the SAI disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.
	•	That the SAI disclosure states that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free
(or collect) telephone number; or on or through the Fund’s website, or both; and (ii) on the Securities and Exchange Commission’s (Commission)
website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonable practicable after filing the report with the Commission, and must remain available on the website as long the Fund discloses that it is available on the website.

2.	Shareholder Annual and Semi-annual Report (Open-End and Closed-
End Funds) Management is responsible for ensuring the following:
	•	That each Fund’s shareholders report contain a statement that a description of this policy and procedures is available (i) without charge, upon request, by calling a toll free or collect telephone number; (ii) on the
Fund’s website, if applicable; and (iii) on the Commission’s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail.
	•	That the report contain a statement that information regarding how the
Fund voted proxies during the most recent 12-month period ended June
30 is available (i) without charge, upon request, by calling a specified toll-
free (or collect) telephone number; or on or through the Fund’s website, or both; and (ii) on the Commission’s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonable practicable after filing the report with the Commission, and must remain available on the website as long the
Fund discloses that it is available on the website.

3.	Form N-PX (Open-End and Closed-End Funds) Management is
responsible for ensuring the following:
	•	That this policy and procedures are described in Form N-CSR. In lieu of describing these documents, a copy of this policy and procedures may simply be included with the filing. However, the Commission’s preference is that the procedures by included directly in Form N-CSR and not attached as an exhibit to the N-CSR filing.
	•	That the N-CSR disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter, or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other hand.

4.	Form N-PX (Open-End and Closed-End Funds) Management is
responsible for ensuring the following:
	•	That the securities lending agreement used by a Fund will provide that when voting or consent rights that accompany a loan pass to the borrower, the Fund making the loan will have the right to call the loaned securities to permit the exercise of such rights if the matters involved would have a material affect on the applicable Fund’s investment in the loaned security.
	•	That each fund files its complete proxy voting records on Form N-PX for the twelve month period ended June 30 by no later than August 31 of each year.
	•	Fund management is responsible for reporting to the Funds’ Chief
Compliance Officer any material issues that arise in connection with the voting of Fund proxies or the preparation, review and filing of the Funds’
Form N-PX.

5.	Oversight of Disclosure:
	•	The Funds’ Chief Compliance Officer shall be responsible for ensuring that the required disclosures listed in these procedures are implemented and complied with. The Funds’ Chief Compliance Officer shall recommend to each Fund’s Board any changes to these policies and procedures that he or she deems necessary or appropriate to ensure that Funds’ compliance with relevant federal securities laws.

Responsible Parties
The following parties will be responsible for implementing and enforcing this policy: The Americas Committee and Chief Compliance Office of UBS Global AM or
his/her designees
Documentation
Monitoring and testing of this policy will be documented in the following ways:
•	Annual review by Funds’ and UBS Global AM’s Chief Compliance Officer of
effectiveness of these procedures
•	Annual Report of Funds’ Chief Compliance Officer regarding the effectiveness of these procedures
•	Periodic review of any proxy service vendor by the Chief Compliance
Officer
•	Periodic review of any proxy votes by the Americas Committee

Compliance Dates
•	File Form N-PX by August 31 for each registered investment company client
•	Annual review by the Funds’ and UBS Global AM’s Chief Compliance
Officer of the effectiveness of these procedures
•	Annual Report of Funds’ Chief Compliance Officer regarding the effectiveness of these procedures
•	Form N-CSR, Shareholder Annual and Semi-Annual Reports, and annual updates to Fund registration statements as applicable
•	Periodic review of any proxy service vendor by the Chief Compliance
Officer
•	Periodic review of proxy votes by the Americas Committee

Other Policies
Other policies that this policy may affect include:
•	Recordkeeping Policy
•	Affiliated Transaction Policy
•	Code of Ethics

•	Supervision of Service Providers Policy

FEBRUARY 28, 2008

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I.	POLICY STATEMENT

Introduction - Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan
Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment
Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley
Investment Management Company, Morgan Stanley Asset & Investment Trust
Management Co., Limited, Morgan Stanley Investment Management Private Limited,
Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM
Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds--
collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of
Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the
“named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM
Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-
term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services - RiskMetrics Group ISS Governance Services (“ISS”) and
Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations.
While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S.
proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.	GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy
(subject to any exception set forth herein), including the guidelines set forth below.
These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company.
Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the
Proxy Review Committee (see Section III for description) and is consistent with the
Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

We may abstain on matters for which disclosure is inadequate.

A.	Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

· Approval of financial statements and auditor reports.

·		General updating/corrective amendments to the charter, articles of association or bylaws.

·		Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.		Board of Directors

1.		Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a. We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York
Stock Exchange or Nasdaq rules for most U.S. companies, and The
Combined Code on Corporate Governance in the United Kingdom). Thus,
for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

	i.	At a company with a shareholder or group that controls the
company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

	ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

	b.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.

	c.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

	d.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line”
test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pills would be seen as a basis for opposing one or more incumbent nominees.

	e.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.

	f.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

	g.	We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

2.	Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66T%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

4.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.	Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

6.	Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors)
where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

7.	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

8.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive
Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

9.	Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

10. Proposals to limit directors’ liability and/or broaden indemnification of directors.
Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C.	Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D.	Changes in capital structure.

1.	We generally support the following:

	·	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

	·	Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding.

	·	Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

	·	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

	·	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

	·	Management proposals to effect stock splits.

	·	Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

	·	Management proposals for higher dividend payouts.

2.	We generally oppose the following (notwithstanding management support):

	·	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

	·	Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

· Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

· Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

E.	Takeover Defenses and Shareholder Rights

1.	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles; and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii)
prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the
Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

F.	Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

G.	Executive and Director Remuneration.

1.	We generally support the following proposals:

· Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

· Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

· Proposals for employee stock purchase plans that permit discounts up to
15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

· Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation

(salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental
Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

	3.	Shareholder proposals advocating stronger and/or particular pay-for-
performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

	4.	We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

	5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

	6.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H.	Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I.	Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other
MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.	ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the
“Corporate Governance Team”). The Committee, which is appointed by MSIM’s Chief
Investment Officer of Global Equities (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The
Corporate Governance Team, working with advice of investment teams and the
Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy
Standard.

A.	Committee Procedures

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate
Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize
“split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3)
determine how to vote matters for which specific direction has not been provided in this
Policy.

Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B.	Material Conflicts of Interest

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question
(“Special Committee”).

The Special Committee shall be comprised of the Chairperson of the Proxy Review
Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager
(if practicable, one who is a member of the Proxy Review Committee) designated by the
Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special
Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by
Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.	Identification of Material Conflicts of Interest

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM
Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a
Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D.	Proxy Voting Reporting

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the
Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by an MSIM Fund, the
Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP
(“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting
Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review
Committee for its information at the next scheduled meeting of the Proxy Review
Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s)
that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the
“Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated
Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated
Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

APPENDIX B

The following procedures apply to the portion of the Van Kampen Dynamic Credit
Opportunities Fund (“VK Fund”) sub advised by Avenue Europe International

Management, L.P. (“Avenue”). (The portion of the VK Fund managed solely by Van
Kampen Asset Management will continue to be subject to MSIM’s Policy.)

1.	Generally: With respect to Avenue’s portion of the VK Fund, the Board of
Trustees of the VK Fund will retain sole authority and responsibility for proxy voting. The Adviser’s involvement in the voting process of Avenue’s portion of the VK Fund is a purely administrative function, and serves to execute and deliver the proxy voting decisions made by the VK Fund Board in connection with the Avenue portion of the VK Fund, which may, from time to time, include related administrative tasks such as receiving proxies, following up on missing proxies, and collecting data related to proxies. As such, the Adviser shall not be deemed to have voting power or shared voting power with
Avenue with respect to Avenue’s portion of the Fund.

2.	Voting Guidelines: All proxies, with respect to Avenue’s portion of the VK
Fund, will be considered by the VK Fund Board or such subcommittee as the
VK Fund Board may designate from time to time for determination and voting approval. The VK Board or its subcommittee will timely communicate to
MSIM’s Corporate Governance Group its proxy voting decisions, so that among other things the votes will be effected consistent with the VK Board’s authority.

3.	Administration: The VK Board or its subcommittee will meet on an adhoc basis as may be required from time to time to review proxies that require its review and determination. The VK Board or its subcommittee will document in writing all of its decisions and actions which will be maintained by the VK
Fund, or its designee(s), for a period of at least 6 years. If a subcommittee is designated, a summary of decisions made by such subcommittee will be made available to the full VK Board for its information at its next scheduled respective meetings.

Vaughan Nelson Investment Management
Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual

Proxy Voting Policy and Procedures

Introduction

Rule 206(4)-6 under the Investment Advisers Act of 1940 addresses an investment adviser’s duty with regard to the voting of proxies for clients. Under the rule an adviser must:

a)	Adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the client’s best interest and to address procedures to be undertaken in the event a material conflict arises between the firm’s interest and that of our clients as to how a particular security or proxy issue is voted;
b)	Disclose to clients how they may obtain information regarding how the firm voted with respect to the client’s securities; and
c)	Describe the firm’s policies and procedures to clients and, upon request, furnish a copy of the policies and procedures to the requesting client.

The policy and procedures below have been reasonably designed to ensure proxies are voted in the best interest of our clients and in compliance with Rule 206(4)-6. Our authority to vote proxies for our clients is established through either the advisory contract (if the contract is silent, implied by the overall delegation of discretionary authority), or our fiduciary responsibility to
ERISA clients under Department of Labor regulations.

Policy

The firm undertakes to vote all client proxies in a manner reasonably expected to ensure the client’s best interest is upheld and in a manner that does not subrogate the client’s best interest to that of the firm’s in instances where a material conflict exists or potentially exists.

The firm has created a proxy voting guideline (the “Guideline”) (see Exhibit N) reasonably believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. In drafting this guideline the firm considered the nature of the firm’s business and the types of securities being managed. The firm created the Guideline to help ensure voting consistency on issues common amongst issuers and to help serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-
determined policy.

Conflicts of Interest

The most common conflicts of interest result from a situation involving a business relationship and/or a potential financial benefit to the firm. The firm envisions only rare situations where a conflict of interest would exist or potentially exist between the firm and its clients given the nature of the firm’s business, clients, relationships and the types of securities managed.
Notwithstanding, apparent or actual conflicts of interest may arise from time to time. In such instances the firm will undertake to vote such proxies in the continued best interest of clients in accordance with the procedures put in place addressing potential or actual material conflicts.

Vaughan Nelson Investment Management
Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual

Proxy Voting Policies and Procedures (cont’d.)

A potential conflict may be resolved in either of the following manners:

· If the proposal that gives rise to an actual or potential conflict is specifically addressed in the Guideline, the firm may vote the proxy in accordance with the pre-determined
Guideline; provided that the pre-determined Guideline involves little or no discretion on the firm’s part; or

· The firm may follow the recommendations of RiskMetrics (formerly Institutional
Shareholder Services, an independent third party, as to how the proxy should be voted.

Limitations

There may be circumstances or situations that may preclude or limit the manner in which proxies are voted. This may include but is not limited to:

· Mutual Funds – where voting may be controlled by restrictions within the fund or the actions of authorized persons
· International Securities – where the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so
· Investment Partnerships – where the investment strategy is implemented on a non-
discretionary basis and inherently contains a short-term investment bias. A proxy for these accounts will only be voted to the extent the security is also held in discretionary long-only strategies.
· New Accounts – instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material
· Unsupervised Securities – where the firm does not have a basis on which to offer advice
· Unjustifiable Costs – where the firm may abstain from voting a client proxy in a specific instance if, in our good faith determination, the costs involved in voting such proxy cannot be justified (e.g. total client holdings less than 10,000 shares; costs associated with obtaining translations of relevant proxy materials for non-U.S. securities) in light of the benefits to the client of voting. In accordance with the firm’s fiduciary duties, the firm shall in appropriate cases weigh the costs and benefits of voting proxy proposals and shall make an informed decision with respect to whether voting a given proxy proposal is prudent. The decision will take into account the effect that the vote, either by itself or together with other votes, is expected to have on the value of client’s investment and whether this expected effect would outweigh the cost of voting.
· ERISA accounts – with respect to ERISA clients for whom we have accepted the responsibility for proxy voting, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, and the firm’s duty to avoid prohibited transactions.

Guideline Formulation
The majority of proxy issues to be voted on are both recurring in nature and common amongst issuers. This would include items ranging from the election of directors and ratification of auditors to cumulative voting and “poison pills”. A proxy voting guideline has been developed,
(see Exhibit N), to reflect how we believe a vote should normally be cast in order to support the best interest of our clients. The use of this guideline also facilitates a process that supports voting consistency and efficiency in administration. However, it should be acknowledged that a

Vaughan Nelson Investment Management
Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual

Proxy Voting Policies and Procedures (cont’d.)

“blanket voting approach” cannot be applied to many recurring and common issues. The guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in our client’s best interest.

The guideline is the work product of the firm’s investment committee who has the responsibility to determine how proxy issues should be voted to promote the interest of our clients. The investment committee draws on various sources of information in reviewing/formulating the guideline including, but not limited to, research provided by an independent research firm
(RiskMetrics), internal research, published information on corporate governance and experience.

Disclosure to Clients

The disclosure/delivery to clients required by Rule 206(4)-6 includes “a concise summary of the firm’s proxy voting process rather than a reiteration of the firm’s policies and procedures” and an indication that “a copy of the policies and procedures is available on request.” The method of delivering this summary is not stipulated, however, it must be clear, not hidden in a longer document and delivered directly to the client. In addition, the disclosure should describe how the client may obtain information from the adviser on how it voted with respect to the client’s securities.

Procedures

The procedures to be performed in the execution or our proxy voting duty to clients will be as follows:

Oversight

The Compliance Officer will be responsible for the administration and oversight of the proxy voting process. The Compliance Officer will also:

1.	Review and update the firm’s policies and procedures as necessary.

2.	Coordinate the review and update of the firm’s proxy voting guidelines by the investment committee or its designee.

3.	Consult with and coordinate the voting of proxies with the appropriate portfolio manager as needed.

The Compliance Officer (CO) and Proxy Administrator (PA) will oversee the use of RiskMetrics, an outside third-party vendor, who provides assistance with proxy research, proxy voting and record retention.

Vaughan Nelson Investment Management
Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual

Proxy Voting Policies and Procedures (cont’d.)

Account Setup

1.		New clients will receive a copy of the “Description of Proxy Voting Policies and
Procedures” as part of information provided in connection with the firm’s New Client
Checklist.

2.		At the time a contract is entered into a determination will be made as to whether the client will retain proxy voting responsibilities. A separate acknowledgement will be obtained where the client elects to retain proxy voting responsibilities.

3.		The PA will arrange for client proxy material to be forwarded to RiskMetrics for voting.

Voting Process

1.		The PA uploads a file each day detailing all the securities held on behalf of our clients for which we own more than 10,000 shares to RiskMetrics.

2.		RiskMetrics is responsible for matching the proxy material received with this listing and following up with any custodian that has not forwarded proxies within a reasonable time.

3.		Through web access and the RiskMetrics software the PA is able to determine for each security its record date, meeting date and whether RiskMetrics has completed proxy research on the security.

4.		The PA will download the RiskMetrics proxy research for each security along with a copy of the voting form and forward the package to the CO.

5.		The CO will make a determination as to whether a material conflict exists with regard to the proxy or an individual proxy issue. The results of this determination will be documented and initialed on the proxy voting form.

6.		The CO will review the proxy issues against the firm’s Guideline and cast each vote on the voting form, if able, and sign off on having voted those issues.

	a)	If all issues were able to be voted within the Guideline the package will be returned to the PA for voting.

	b)	If issues exist for which a case-by-case review must be made the package is forwarded to the appropriate manager. The manager will review the information within the package and any other necessary information in order to formulate the vote to be cast. The rationale for any departures from the firm’s Guideline will be documented within the package. All votes will be indicated on the voting form and the manager will sign off as to having voted those issues. The package will then be returned to the PA for voting.

	c)	As described under “Conflicts of Interests”, where a material conflict exists the firm may vote the issue 1) in accordance with the Guideline if the application of such policy to the issue at hand involves little or no discretion on the part of the firm, or

Vaughan Nelson Investment Management
Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual

Proxy Voting Policies and Procedures (cont’d.)

2) as indicated by the independent third-party research firm, RiskMetrics. By voting conflicts in accordance with the indication of an independent third-party, the firm will be able to demonstrate that the vote was not a product of a conflict of interest.
An indication that this was the approach taken to vote the issue will be made and signed off on by the Compliance Officer. The package will then be returned to the
PA for voting.

7.	Through the software interface with RiskMetrics the PA will indicate, review and submit our vote on individual securities. The PA is able to re-submit our vote up until the day before the meeting which can accommodate cases where new information may come to light.

8.	RiskMetrics will then process the vote with the issuer on behalf of the firm.

Recordkeeping

The following records relating to the voting of proxies will be maintained for a period of five years from the end of the fiscal year in which the entry was made, the first two onsite at the firm.

1.	A copy of the proxy voting policies and procedures – CO

2.	Client acknowledgement indicating the client’s election to retain proxy voting responsibilities -- PA

3.	Proxy statements received on client securities – PA, RiskMetrics, Edgar

4.	Record of vote cast for each client – RiskMetrics, PA

5.	Internal voting package and any document created that was material to the decision or to a departure from the Guideline – PA

6.	Each written request for proxy voting information (policy or votes cast) and the firm’s written response to any client request for such records – PA, CO

Westwood Management Corporation
IA Policies and Procedures Manual
10/10/2007 to Current

Proxy Voting

Policy

27.1. Westwood, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

27.2. Westwood has engaged ISS (Institutional Shareholder Services) for assistance with the proxy voting process for our clients. ISS is a leading provider of corporate governance and proxy voting services. Their main objective is to assist institutional investors by researching the financial implications of proxy proposals and by casting votes that will enhance and protect shareholder returns. In most cases, we agree with the recommendations of ISS, however, ballots are reviewed bi-monthly by our analysts and we may choose to vote differently than ISS if we believe it in the best interest of our clients.

Background

27.4. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

27.3. Westwood’s Assistant Vice President of Operations has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

27.5. Westwood has adopted the following procedures to implement the firm’s policy:

27.5.1.	Proxy Voting Records. With respect to proxy record keeping, Westwood maintains complete files for all clients. These files include a listing of all proxy material sent on behalf of our clients along with individual copies of each response. Client access to these files can be arranged upon request. A summary of voting is sent to each client on an annual basis.

27.5.2.	Voting Procedures

a.	Westwood has engaged ISS (Institutional Shareholder Services) for assistance with the proxy voting process for our clients;

b.	All proxy materials that Westwood is responsible for voting on behalf of clients shall be forwarded to ISS;

c. Westwood’s analysts review the ISS proxy voting recommendations on a bi-monthly basis. The analyst may choose to vote differently than ISS if the analyst believes it is in the best interest of the client;

d.	If Westwood chooses to vote differently than ISS, we have access to change votes online through the ISS website. If Westwood agrees with ISS recommendations, no response to ISS is necessary;

e.	ISS will complete the proxy and mail the proxy in a timely and appropriate manner.

27.5.3. Disclosure

a.	Westwood will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request a proxy voting summary information regarding how Westwood voted a client’s proxies, and that clients may request a copy of these policies and procedures.

b.	The Assistant Vice President of Operations will also send a copy of this summary to all existing clients who have previously received Westwood’s Disclosure Document; or the Assistant Vice
President of Operations may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

27.5.4. Client Requests for Information

a.	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Assistant Vice President of Operations.

b.	In response to any request the Assistant Vice President of Operations will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Westwood voted the client’s proxy with respect to each proposal about which client inquired.

27.5.5. Voting Guidelines

a.	Westwood has engaged ISS (Institutional Shareholder Services) for assistance with the proxy voting process for our clients. The ISS Proxy Voting Guidelines are attached as Exhibit H.

b.	Westwood analysts will review the ISS proxy voting recommendations bi-monthly using the following guidelines:

i. Westwood will vote proxies in the best interests of each particular client.

ii. Westwood’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client.

iii. Clients are permitted to place reasonable restrictions on Westwood’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

27.5.6. Conflicts of Interest

a.	Westwood will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Westwood with the issuer of each security to determine if
Westwood or any of its employees has any financial, business or personal relationship with the issuer.

b.	If a material conflict of interest exists, the Assistant Vice President of Operations will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through the objective means of voting consistent with the independent third party ISS voting recommendations.

c.	Westwood will maintain a record of the voting resolution of any conflict of interest.

27.5.7. Recordkeeping. The Assistant Vice President of Operations shall retain the following proxy records in accordance with the SEC’s five- year retention requirement:

a.	These policies and procedures and any amendments;

b.	A proxy voting summary from ISS;

c.	Any document Westwood created that was material to making a decision to vote in opposition to
ISS’s recommendation, or that memorializes any such decision; and

d. A copy of each written request from a client for a proxy voting summary, and a copy of any written response.

PART C. OTHER INFORMATION

Item 28. Exhibits.
(a)	(1)	a.	Articles of Amendment and Restatement -- Filed as Ex-99.B1.A on 04/12/1996 (Accession No.
0000898745-96-000012)
		b.	Articles of Amendment and Restatement -- Filed as Ex-99.A1.B on 09/22/00 (Accession No.
0000898745-00-500024)
		c.	Articles of Amendment and Restatement dated 6/14/02 -- Filed as Ex-99.A.1.C on 12/30/02
(Accession No. 0001126871-02-000036)
		d.	Articles of Amendment dated 5/23/05 -- Filed as Ex-99.A on 09/08/05 (Accession No. 0000898786-
05-000254)
		e.	Articles of Amendment dated 9/30/05 -- Filed as Ex-99.A on 11/22/05 (Accession No. 0000870786-
05-000263)
		f.	Articles of Amendment dated 7/7/06 (Incorporated by reference from exhibit #1(2)b to registration statement No. 333-137477 filed on Form N-14 on 9/20/06 Accession No. 0000009713-06-000062)
		g.	Articles of Amendment -- Filed as Ex-99.B1 on 09/12/97 (Accession No. 0000898745-97-000023)
		h.	Articles of Amendment dated 06/04/08 -- Filed as Ex-99.A on 07/17/08 (Accession No.
0000009713-08-000060)
		i.	Articles of Amendment dated 06/30/09 – Filed as Ex-99.A(1)h on 10/07/09 (Accession No.
0000898745-09-000489)

	(2)	a.	Certificate of Correction dated 9/14/00 -- Filed as Ex-99.A3 on 09/22/00 (Accession No.
0000898745-00-500024)
		b.	Certificate of Correction dated 12/13/00 -- Filed as Ex-99.A3 on 10/12/01 (Accession No.
0001127048-01-500041)

	(3)	a.	Articles Supplementary dated 12/11/00 -- Filed as Ex-99.A.4A on 02/25/02 (Accession No.
0000870786-02-000051)
		b.	Articles Supplementary dated 3/12/01 – Filed as EX-99.A.4B on 02/25/02 (Accession No.
0000870786-02-000051)
		c.	Articles Supplementary dated 4/16/02 -- Filed as Ex-99.A.4.C on 12/30/02 (Accession No.
0001126871-02-000036)
		d.	Articles Supplementary dated 9/25/02 -- Filed as Ex-99.A.4.D on 12/30/02 (Accession No.
0001126871-02-000036)
		e.	Articles Supplementary dated 2/5/03 – Filed as Ex-99.A on 02/25/03 (Accession No. 0000870786-
03-000031)
		f.	Articles Supplementary dated 4/30/03 -- Filed as Ex-99.A4F on 09/11/03 (Accession No.
0000870786-03-000169)
		g.	Articles Supplementary dated 6/10/03 -- Filed as Ex-99.A4G on 09/11/03 (Accession No.
0000870786-03-000169)
		h.	Articles Supplementary dated 9/9/03 -- Filed as Ex-99.A4H on 09/11/03 (Accession No.
0000870786-03-000169)
		i.	Articles Supplementary dated 11/6/03 – Filed as Ex-99.A on 12/15/03 (Accession No. 0000870786-
03-000202)
		j.	Articles Supplementary dated 1/29/04-- Filed as Ex-99.A on 02/26/04 (Accession No. 0001127048-
04-000033)
		k.	Articles Supplementary dated 3/8/04-- Filed as Ex-99.A on 07/27/04 (Accession No. 0000870786-04-
000163)
		l.	Articles Supplementary dated 6/14/04 – Filed as Ex-99.A on 09/27/2004 (Accession No.
0000870786-04-000207)
		m.	Articles Supplementary dated 9/13/04 – Filed as Ex-99.A on 12/13/04 (Accession No. 0000870786-
04-000242)
		n.	Articles Supplementary dated 10/1/04 – Filed as Ex-99.A on 12/13/04 (Accession No. 0000870786-
04-000242)
		o.	Articles Supplementary dated 12/13/04 -- Filed as Ex-99.A on 02/28/05 (Accession No. 0000870786-
05-000065)
		p.	Articles Supplementary dated 2/4/05 – Filed as Ex-99.A on 05/16/05 (Accession No. 0000870786-
05-000194)
		q.	Articles Supplementary dated 2/24/05 – Filed as Ex-99.A on 05/16/05 (Accession No. 0000870786-
05-000194)

		r.	Articles Supplementary dated 5/6/05 – Filed as Ex-99.A on 09/08/05 (Accession No. 0000870786-
05-000254)
		s.	Articles Supplementary dated 12/20/05 (filed 2/28/06)
		t.	Articles Supplementary dated 9/20/06 (Incorporated by reference from exhibit #1(4)t to registration statement No. 333-137477 filed on Form N-14 on 9/20/06 Accession No. 0000009713-06-000062)
		u.	Articles Supplementary dated 1/12/07 -- Filed as Ex-99.A on 01/16/07 (Accession No. 0000898745-
07-000011)
		v.	Articles Supplementary dated 1/22/07 -- Filed as Ex-99.A on 07/18/07 (Accession No. 0000898745-
07-000086)
		w.	Articles Supplementary dated 7/24/07 -- Filed as Ex-99.A on 09/28/07 (Accession No. 0000898745-
07-000152)
		x.	Articles Supplementary dated 09/13/07 -- Filed as Ex-99.A on 12/14/07 (Accession No. 0000898745-
07-000184)
		y.	Articles Supplementary dated 1/3/08 -- Filed as Ex-99.A.4.Y on 02/20/08 (Accession No.
0000950137-08-002501
		z.	Articles Supplementary dated 3/13/08 -- Filed as Ex-99.A4Z on 05/01/08 (Accession No.
0000950137-08-006512)
		aa.	Articles Supplementary dated 06/23/08 -- Filed as Ex-99.A on 07/17/08 (Accession No.
0000009713-08-000060)
		bb.	Articles Supplementary dated 09/10/08 Initial Capital Agreement dtd 5/1/08 -- Filed as Ex-99.A.4 on
12/12/08 (Accession No. 0000898745-08-000166)
		cc.	Articles Supplementary dated 10/31/08 – Filed as Ex-99.A.4 on 12/12/08 (Accession No.
0000898745-08-000166)
		dd.	Articles Supplementary dated 01/13/09 – Filed as Ex-99.A(4)dd on 10/07/09 (Accession No.
0000898745-09-000489)
		ee.	Articles Supplementary dated 03/10/09 – Filed as Ex-99.A(4)ee on 10/07/09 (Accession No.
0000898745-09-000489)
		ff.	Articles Supplementary dated 05/01/09 – Filed as Ex-99.A(4)ff on 10/07/09 (Accession No.
0000898745-09-000489)
		gg.	Articles Supplementary dated 06/19/09 – Filed as Ex-99.A(4)gg on 10/07/09 (Accession No.
0000898745-09-000489)

(b)	By-laws – Filed as Ex-99(b) on 12/30/09 (Accession No. 0000898745-09-000572)

(c)	These have been previously filed as noted in response to Items 23(a) and 23(b).

(d)	(1)	a.	Management Agreement -- Filed as Ex-99.B5A on 09/12/97 (Accession No. 0000898745-97-000023)
		b.	1st Amendment to the Management Agreement -- Filed as Ex-99.D1.B on 09/22/00
(Accession No. 0000898745-00-500024)
		c.	Management Agreement -- Filed as Ex-99.D1.C on 12/05/00 (Accession No. 0000898745-00-
000021)
		d.	Amendment to Management Agreement dated 9/9/02 -- Filed as Ex-99.D.1.D on 12/30/02
(Accession No. 0001126871-02-000036)
		e.	Amendment to Management Agreement dated 3/11/02 – Filed as Ex-99.D on 02/25/03 (Accession
No. 0000870786-03-000031)
		f.	Amendment to Management Agreement dated 12/10/02 – Filed as Ex-99.D on 02/25/03 (Accession
No. 0000870786-03-000031)
		g.	Amendment to Management Agreement dated 10/22/03 – Filed as Ex-99.D on 12/15/03
(Accession No. 0000870786-03-000202)
		h.	Amendment to Management Agreement dated 3/8/04 -- Filed as Ex-99.D on 06/01/04 (Accession No.
0000898745-04-000003)
		i.	Amendment to Management Agreement dated 6/14/04 – Filed as Ex-99.D on 09/27/2004 (Accession
No. 0000870786-04-000207)
		j.	Amendment to Management Agreement dated 7/29/04 – Filed as Ex-99.A on 09/27/2004
(Accession No. 0000870786-04-000207)
		k.	Amendment to Management Agreement dated 9/13/04 – Filed as Ex-99.A on 09/27/2004 (Accession
No. 0000870786-04-000207)
		l.	Amendment to Management Agreement dated 12/13/04 -- Filed as Ex-99.D on 02/28/05 (Accession
No. 0000870786-05-000065)

	m.	Amendment to Management Agreement dated 1/1/05 -- Filed as Ex-99.D on 02/28/05 (Accession No.
0000870786-05-000065)
	n.	Amendment to Management Agreement dated 9/30/05 -- Filed as Ex-99.D on 11/22/05 (Accession
No. 0000870786-05-000263)
	o.	Amendment to Management Agreement dated 1/12/07 -- Filed as Ex-99.D on 01/16/07 (Accession
No. 0000898745-07-000011)
	p.	Amendment to Management Agreement dated 9/12/07 -- Filed as Ex-99.B5A on 09/12/97
(Accession No. 0000898745-97-000023)
	q.	Amendment to Management Agreement dated 10/01/07 -- Filed as Ex-99.D on 12/14/07 (Accession
No. 0000898745-07-000184)
	r.	Amendment to Management Agreement dated 10/31/07 -- Filed as Ex-99.D on 12/14/07 (Accession
No. 0000898745-07-000184)
	s.	Amendment to Management Agreement dated 2/7/08 -- Filed as Ex-99.D1S on 05/01/08 (Accession
No. 0000950137-08-006512)
	t.	Amended & Restated Management Agreement dated 6/24/08 -- Filed as Ex-99.D on 09/30/08
(Accession No. 0000898745-08-000083)
	u.	Amended & Restated Management Agreement dated 07/01/09 – Filed as Ex-99.D(1)u on 10/07/09
(Accession No. 0000898745-09-000489)
	v.	Amended & Restated Management Agreement dated **

(2)	a.	American Century Sub-Advisory Agreement -- Filed as Ex-99.D3 on 12/05/00 (Accession No.
0000898745-00-000021)
	b.	Amended & Restated Sub-Adv Agreement with Amer. Century -- Filed as Ex-99.D3B on 09/11/03
(Accession No. 0000870786-03-000169)
	c.	Amended & Restated Sub-Adv Agreement with Amer. Century – Filed as Ex-99.D on 09/27/2004
(Accession No. 0000870786-04-000207)
	d.	Amended & Restated Sub-Adv Agreement with Amer. Century dated 6/13/05 – Filed as Ex-99.D on 09/08/05 (Accession No. 0000870786-05-000254)
	e.	Amended & Restated Sub-Adv Agreement with Amer. Century dated 9/19/06 (Incorporated by reference from exhibit #6(3)e to registration statement No. 333-137477 filed on Form N-14 on
10/6/06 Accession No. 0000898745-06-000145)
	f.	Amended & Restated Sub-Advisory Agreement with American Century dated January 1, 2010**

(3)	a.	AXA Rosenberg Investment Management LLC Sub-Advisory Agreement dated September 30, 2008
-- Filed as Ex-99.D on 12/12/08 (Accession No. 0000898745-08-000166)

(4)	a.	Barrow Hanley Sub-Advisory Agreement dtd 7/12/05 – Filed as Ex-99.D on 09/08/05 (Accession
No. 0000870786-05-000254)

(5)	a.	Bernstein Sub-Advisory Agreement -- Filed as Ex-99.D4 on 12/05/00 (Accession No. 0000898745-
00-000021)
	b.	Amendment to Bernstein Sub-Advisory Agreement dated 3/28/03 -- Filed as Ex-99.D4B on 09/11/03
(Accession No. 0000870786-03-000169)
	c.	Amended & Restated Bernstein Sub-Advisory Agreement dated 7/1/04 – Filed as Ex-99.D on
09/27/2004 (Accession No. 0000870786-04-000207)
	d.	Amended & Restated Sub-Advisory Agreement with AllianceBernstein dated January 1, 2010**

(6)	a.	BlackRock Sub-Advisory Agreement dated 12/31/08 -- Filed as Ex-99.D(6)A on 07/29/09 (Accession
No. 0000898745-09-000354)
	b.	Amended & Restated Sub-Advisory Agreement with BlackRock Financial Management, Inc. dated
January 1, 2010**

(7)	a.	Brown Investment Advisor Incorporated Sub-Advisory Agreement dated 07/01/09 -- Filed as Ex-
99.D(6)A on 07/29/09 (Accession No. 0000898745-09-000354)

(8)	a.	Causeway Capital Management LLC Sub-Advisory Agreement dated September 30, 2008-- Filed as
Ex-99.D8A on 12/12/08 (Accession No. 0000898745-08-000166)
	b.	Sub-Advisory Agreement with Causeway Capital Management LLC dated January 1, 2010**

(9)	a.	ClearBridge Advisors, LLC Sub-Advisory Agreement dated October 1, 2009 -- Filed as Ex-99.(d)(9)a on 12/18/09 (Accession No. 0000898745-09-000546)

(10)	a.	Columbus Circle Investors Sub-Advisory Agreement dated 1/5/05 – Filed as Ex-99.D on 09/08/05
(Accession No. 0000870786-05-000254)
	b.	Amended & Restated Sub-Adv Agreement with Columbus Circle dated 9/15/05 -- Filed as Ex-99.D on 10/20/06 (Accession No. 0000898745-06-000160)
	c.	Amended & Restated Sub-Adv Agreement with Columbus Circle dated 12/15/06 -- Filed as Ex-99.D on 01/16/07 (Accession No. 0000898745-07-000011)
	d.	Amended & Restated Sub-Adv Agreement with Columbus Circle dated 05/01/09 – Filed as Ex-
99.D(9)d on 10/07/09 (Accession No. 0000898745-09-000489)
	e.	Amended & Restated Sub-Advisory Agreement with Columbus Circle Investors dated January 1,
2010**

(11)	a.	Dimensional Fund Advisors Sub-Advisory Agreement-- Filed as Ex-99.D on 06/01/04 (Accession No.
0000898745-04-000003)

(12)	a.	Edge Asset Management Sub-Advisory Agreement dated 1/12/07 -- Filed as Ex-99.D on 01/16/07
(Accession No. 0000898745-07-000011)

(13)	a.	Emerald Advisors, Inc. Sub-Advisory Agreement dated 07/01/09 – Filed as Ex-99.D(12)a on
10/07/09 (Accession No. 0000898745-09-000489)
	b.	Sub-Advisory Agreement with Emerald Advisors, Inc. dated January 1, 2010**

(14)	a.	Essex Investment Management Company, LLC. Sub-Advisory Agreement dated 6/30/06 -- Filed as
Ex-99.D on 10/20/06 (Accession No. 0000898745-06-000160)

(15)	a.	Goldman Sachs Sub-Advisory Agreement -- Filed as Ex-99.D.21 on 12/30/02 (Accession No.
0001126871-02-000036)
	b.	Amended & Restated Sub-Adv Agreement with Goldman Sachs -- Filed as Ex-99.D21B on 09/11/03
(Accession No. 0000870786-03-000169)
	c.	Amended & Restated Goldman Sachs Sub-Advisory Agreement dated 11/20/03 – Filed as Ex-99.D on 12/15/03 (Accession No. 0000870786-03-000202)
	d.	Amended & Restated Goldman Sachs Sub-Advisory Agreement dated 6/30/04 -- Filed as Ex-99.D on 02/28/05 (Accession No. 0000870786-05-000065)
	e.	Amended & Restated Sub-Adv Agreement with Goldman Sachs -- Filed as Ex-99.D(15)e on
12/18/09 (Accession No. 0000898745-09-000546)

(16)	a.	Guggenheim Sub-Advisory Agreement dated 09/16/09 – Filed as Ex-99.D(15)a on 10/07/09
(Accession No. 0000898745-09-000489)

(17)	a.	Jacobs Levy Equity Management, Inc. Sub-Advisory Agreement dated 6/15/06 -- Filed as Ex-99.D on 10/20/06 (Accession No. 0000898745-06-000160)
	b.	Amended & Restated Sub-Advisory Agreement with Jacobs Levy dated 1/2/07 -- Filed as Ex-
99.D23 (B) on 02/20/08 (Accession No. 0000950137-08-002501)
	c.	Amended & Restated Sub-Advisory Agreement with Jacobs Levy dated 05/01/09 – Filed as Ex-
99.D(16)c on 10/07/09 (Accession No. 0000898745-09-000489)
	d.	Amended & Restated Sub-Advisory Agreement with Jacobs Levy Equity Management, Inc. dated
January 1, 2010**

(18)	a.	JP Morgan Sub-Advisory Agreement -- Filed as Ex-99.D.18 on 12/30/02 (Accession No.
0001126871-02-000036)
	b.	Amended & Restated Sub-Adv Agreement with JP Morgan -- Filed as Ex-99.D18B on 09/11/03
(Accession No. 0000870786-03-000169)
	c.	Amended & Restated Sub-Adv Agreement with JP Morgan dated 7/18/07 -- Filed as Ex-99.D on
09/28/07 (Accession No. 0000898745-07-000152)

(19)	a.	Neuberger Berman Fixed Income LLC dated 7/18/07 -- Filed as Ex-99.D on 09/28/07 (Accession
No. 0000898745-07-000152)

	b.	Amended & Restated Sub-Adv Agreement with Lehman Brothers (now known as Neuberger Berman
Fixed Income LLC) dated 05/04/09 – Filed as Ex-99.D(18)b on 10/07/09 (Accession No.
0000898745-09-000489)

(20)	a.	Los Angeles Capital Management Sub-Advisory Agreement – Filed as Ex-99.D on 09/27/2004
(Accession No. 0000870786-04-000207)
	b.	Amended & Restated Sub-Adv Agreement with LA Capital dated 9/12/05 -- Filed as Ex-99.D on
11/22/05 (Accession No. 0000870786-05-000263)
	c.	Amended & Restated Sub-Advisory Agreement with LA Capital dated 05/01/09 -- Filed as Ex-
99.D(20)c on 12/18/09 (Accession No. 0000898745-09-000546)

(21)	a.	Mellon Equity Associates LLP Sub-Advisory Agreement dtd 12/21/04 -- Filed as Ex-99.D on 02/28/05
(Accession No. 0000870786-05-000065)
	b.	Amended & Restated Sub-Adv Agreement with Mellon Equity dated 8/8/05 -- Filed as Ex-99.D on
11/22/05 (Accession No. 0000870786-05-000263)
	c.	Amended & Restated Sub-Adv Agreement with Mellon Capital dated 1/1/08 – Filed as Ex-99.D on
03/28/2008 (Accession No. 0000898745-08-000017)
	d.	Amended & Restated Sub-Adv Agreement with Mellon Capital dated 02/17/09 -- Filed as Ex-
99.D(21)d on 12/18/09 (Accession No. 0000898745-09-000546)
	e.	Amended & Restated Sub-Adv Agreement with Mellon Capital dated_______________**

(22)	a.	Montag & Caldwell, Inc. Sub-Advisory Agreement dated 07/01/09 -- Filed as Ex-99.D(6)A on
07/29/09 (Accession No. 0000898745-09-000354)

(23)	a.	Pacific Investment Management Company LLC Sub-Advisory Agreement dated September 30, 2008
-- Filed as Ex-99.D23A on 12/12/08 (Accession No. 0000898745-08-000166)
	b.	Amended & Restated Sub-Adv Agreement with Pacific Investment Management Company LLC dated 04/01/09 – Filed as Ex-99.D(22)b on 10/07/09 (Accession No. 0000898745-09-000489)

(24)	a.	Principal Global Investors Sub-Advisory Agreement -- Filed as Ex-99.D.19 on 12/30/02 (Accession
No. 0001126871-02-000036)
	b.	Amended and Restated PGI Sub-Advisory Agreement (filed 02/26/03)
	c.	Amended & Restated Sub-Adv Agreement with PGI -- Filed as Ex-99.D19C on 09/11/03 (Accession
No. 0000870786-03-000169)
	d.	Amended & Restated Sub-Adv Agreement with PGI-- Filed as Ex-99.D on 06/01/04 (Accession No.
0000898745-04-000003)
	e.	Amended & Restated Sub-Adv Agreement with PGI dtd 7-29-04 – Filed as Ex-99.D on 09/27/2004
(Accession No. 0000870786-04-000207)
	f.	Amended & Restated Sub-Adv Agreement with PGI dtd 9-13-04 – Filed as Ex-99.D on 12/13/04
(Accession No. 0000870786-04-000242)
	g.	Amended & Restated Sub-Adv Agreement with PGI dtd 12-13-04 – Filed as Ex-99.D on 09/08/05
(Accession No. 0000870786-05-000254)
	h.	Amended & Restated Sub-Adv Agreement with PGI dtd 7-1-05 – Filed as Ex-99.D on 09/08/05
(Accession No. 0000870786-05-000254)
	i.	Sub-Sub-Advisory Agreement with Spectrum dtd 7/1/2005 -- Filed as Ex-99.D on 12/29/05
(Accession No. 0000898745-05-000035)
	j.	Sub-Sub-Advisory Agreement with Post dtd 7/1/2005 -- Filed as Ex-99.D on 12/29/05 (Accession
No. 0000898745-05-000035)
	k.	Amended & Restated Sub-Adv Agreement with PGI dtd 3/1/06 -- Filed as Ex-99.D on 02/28/06
(Accession No. 0000870786-06-000034)
	l.	Amended & Restated Sub-Adv Agreement with PGI dtd 01/01/09 – Filed as Ex-99.D(23)l on
10/07/09 (Accession No. 0000898745-09-000489)
	m.	Amended & Restated Sub-Adv Agreement with PGI dtd 07/01/09 – Filed as Ex-99.D(23)m on
10/07/09 (Accession No. 0000898745-09-000489)
	n.	Amended & Restated Sub-Adv Agreement with PGI dtd December 31, 2009**

(25)	a.	Principal Capital Real Estate Investors Sub-Advisory Agreement – Filed as Ex-99.D on 02/27/01
(Accession No. 0000898745-01-500019
	b.	1st Amendment to the PCREI Sub-Advisory Agreement –Filed as Ex-99.D10B on 02/25/02
(Accession No. 000870786-02-000051)

	c.	2nd Amendment to the PCREI Sub-Advisory Agreement –Filed as Ex-99.D10C on 02/25/02
(Accession No. 000870786-02-000051)
	d.	Amended & Restated Sub-Adv Agreement with PCREI -- Filed as Ex-99.D10D on 09/11/03
(Accession No. 0000870786-03-000169)
	e.	Amended & Restated Sub-Adv Agreement with PREI dated 9/12/05 -- Filed as Ex-99.D on 12/29/05
(Accession No. 0000898745-05-000035)
	f.	Amended & Restated Sub-Adv Agreement with PREI dated 1/1/06 -- Filed as Ex-99.D on 02/28/06
(Accession No. 0000870786-06-000034)
	g.	Amended & Restated Sub-Adv Agreement with PREI dated 10/1/07 -- Filed as Ex-99.D o09/28/07
(Accession No. 0000898745-07-000152)

(26)	a.	Pyramis Global Advisors, LLC Sub-Advisory Agreement dated 1/1/07 -- Filed as Ex-99.D on
01/16/07 (Accession No. 0000898745-07-000011)

(27)	a.	Spectrum Sub-Advisory Agreement -- Filed as Ex-99.D.15 on 04/29/02 (Accession No. 0000870786-
02-000086)
	b.	Amended & Restated Sub-Adv Agreement with Spectrum -- Filed as Ex-99.D15B on 09/11/03
(Accession No. 0000870786-03-000169)
	c.	Amended & Restated Sub-Adv Agreement with Spectrum dated 9/12/05 -- Filed as Ex-99.D on
12/29/05 (Accession No. 0000898745-05-000035)

(28)	a.	T. Rowe Price Sub-Advisory Agreement dated 3/8/04 -- Filed as Ex-99.D on 06/01/04 (Accession No.
0000898745-04-000003)
	b.	Amended & Restated Sub-Adv Agreement with T. Rowe Price dated 8/24/04 – Filed as Ex-99.D on
09/27/2004 (Accession No. 0000870786-04-000207)
	c.	Amended & Restated Sub-Adv Agreement with T. Rowe Price dated 8/1/05 -- Filed as Ex-99.D on
12/29/05 (Accession No. 0000898745-05-000035)
	d.	Amended & Restated Sub-Adv Agreement with T. Rowe Price dated 8/1/06 -- Filed as Ex-99.D on
10/20/06 (Accession No. 0000898745-06-000160)
	e.	Amended & Restated Sub-Advisory Agreement with T. Rowe Price Associates, Inc. dated January 1,
2010**

(29)	a.	Thompson, Siegel & Walmsley LLC Sub-Advisory Agreement dated 10/01/09 – Filed as Ex-
99.D(28)a on 10/07/09 (Accession No. 0000898745-09-000489)

(30)	a.	Tortoise Capital Advisors LLC Sub-Advisory Agreement dated 09/23/09 – Filed as Ex-99.D(29)a on
10/07/09 (Accession No. 0000898745-09-000489)

(31)	a.	Turner Sub-Advisory Agreement -- Filed as Ex-99.D11 on 12/05/00 (Accession No. 0000898745-00-
000021)
	b.	Amended & Restated Sub-Adv Agreement with Turner dated 10/31/07 -- Filed as Ex-99.D on
12/14/07 (Accession No. 0000898745-07-000184)
	c.	Amended & Restated Sub-Advisory Agreement with Turner Investment Partners, Inc. dated
January 1, 2010**

(32)	a.	UBS Global Asset Management Sub-Advisory Agreement -- Filed as Ex-99.D.16 on 04/29/02
(Accession No. 0000870786-02-000086)
	b.	Amended & Restated Sub-Adv Agreement with UBS -- Filed as Ex-99.D16B on 09/11/03 (Accession
No. 0000870786-03-000169)
	c.	Amended & Restated Sub-Adv Agreement with UBS dated 4/1/04 -- Filed as Ex-99.D on 06/01/04
(Accession No. 0000898745-04-000003)
	d.	Amended & Restated Sub-Adv Agreement with UBS dated 7/1/09 – Filed as Ex-99.D(31)d on
10/07/09 (Accession No. 0000898745-09-000489)

(33)	a.	Vaughan Nelson Investment Management Sub-Advisory Agreement dtd 9/21/05 -- Filed as Ex-99.A
on 11/22/05 (Accession No. 0000870786-05-000263)
	b.	Sub-Advisory Agreement with Vaughan Nelson Investment Management, LP dated January 1,
2010**

	(34)	a.	Van Kampen Sub-Advisory Agreement dated 1/12/07 -- Filed as Ex-99.D on 01/16/07 (Accession
No. 0000898745-07-000011)
		b.	Amended & Restated Sub-Adv Agreement with Van Kampen dated 4/1/07 – Filed as Ex-99.D on
07/18/07 (Accession No. 0000898745-07-000086)

	(35)	a.	Westwood Management Corporation Sub-Advisory Agreement dated 7/15/08 -- Filed as Ex-99.P on
07/17/08 (Accession No. 0000009713-08-000060)
		b.	Amended & Restated Sub-Advisory Agreement with Westwood Management Corporation dated
January 1, 2010**

(e)	(1)	a.	Distribution Agreement -- Filed as Ex-99.B6.A on 04/12/1996 (Accession No. 0000898745-96-
000012)
		b.	1st Amendment to the Distribution Agreement -- Filed as Ex-99.E1.B on 09/22/00 (Accession No.
0000898745-00-500024)
		c.	Distribution Agreement -- Filed as Ex-99.E1.C on 09/22/00 (Accession No. 0000898745-00-500024)
		d.	Distribution Plan and Agreement (Select Class) -- Filed as Ex-99.E.1.D on 12/30/02 (Accession No.
0001126871-02-000036)
		e.	Amended and Restated Distribution Plan and Agreement (Select Class) -- Filed as Ex-99.E.1.E on
12/30/02 (Accession No. 0001126871-02-000036)
		f.	Amended and Restated Distribution Plan and Agreement (Advisors Select Class) -- Filed as Ex-
99.E.1.F on 12/30/02 (Accession No. 0001126871-02-000036)
		g.	Amended and Restated Distribution Plan and Agreement (Advisors Preferred Class) -- Filed as Ex-
99.E.1.G on 12/30/02 (Accession No. 0001126871-02-000036)
		h.	Amended and Restated Distribution Plan and Agreement (Class J) dtd 07/21/09 -- Filed as Ex-
99(e)(1)h on 12/18/09 (Accession No. 0000898745-09-000546)
		i.	Amended and Restated Distribution Agreement -- Filed as Ex-99.E.1.I on 12/30/02 (Accession No.
0001126871-02-000036)
		j.	Amendment to Distribution Plan and Agreement (Advisors Preferred Class) -- Filed as Ex-99.E on
02/25/03 (Accession No. 0000870786-03-000031)
		k.	Amendment to Distribution Plan and Agreement (Advisors Select Class) -- Filed as Ex-99.E on
02/25/03 (Accession No. 0000870786-03-000031)
		l.	Amendment to Distribution Plan and Agreement (Select Class) -- Filed as Ex-99.E on 02/25/03
(Accession No. 0000870786-03-000031)
		m.	Amendment to Distribution Agreement dtd 03/02 -- Filed as Ex-99.E on 02/25/03 (Accession No.
0000870786-03-000031)
		n.	Amendment to Distribution Agreement dtd 12/02 -- Filed as Ex-99.E on 02/25/03 (Accession No.
0000870786-03-000031)
		o.	Amended & Restated Distribution Agreement dtd 10/22/03 – Filed as Ex-99.E on 12/15/03
(Accession No. 0000870786-03-000202)
		p.	Amended & Restated Distribution Agreement dtd 6/14/04 – Filed as Ex-99.E on 09/27/2004
(Accession No. 0000870786-04-000207)
		q.	Amended & Restated Distribution Agreement dtd 2/24/05 – Filed as Ex-99.E on 09/08/05
(Accession No. 0000870786-05-000254)
		r.	Distribution Agreement (Class A, B and C) dtd 1/12/07 -- Filed as Ex-99.E on 01/16/07 (Accession
No. 0000898745-07-000011)
		s.	Distribution Agreement (Instl and J) dtd 1/12/07 -- Filed as Ex-99.A on 01/16/07 (Accession No.
0000898745-07-000011)
		t.	Distribution Agreement (Class A, B, C, J, Institutional, Advisors Preferred, Preferred, Advisors Select,
Select, Advisors Signature Classes) dtd 3/11/08 -- Filed as Ex-99.E1T on 05/01/08 (Accession No.
0000950137-08-006512)
		u.	Distribution Agreement (Class A, Class B, Class C, Class J, Preferred Class, Advisors Preferred
Class, Select Class, Advisors Select Class, Advisors Signature Class, Institutional Class and Class S
Shares dated 5/1/08 – Filed as Ex-99.E on 07/29/09 (Accession No. 0000898745-09-000354)

	(2)	a.	Selling Agreement--Advantage Classes -- Filed as Ex-99.E2A on 09/11/03 (Accession No.
0000870786-03-000169)
		b.	Selling Agreement--J Shares -- Filed as Ex-99.E2B on 09/11/03 (Accession No. 0000870786-03-
000169)
		c.	Selling Agreement--Class A and Class B Shares – Filed as Ex-99.E on 09/08/05 (Accession No.
0000870786-05-000254)

(f)	N/A

(g)	(1)	a.	Domestic Portfolio Custodian Agreement with Bank of New York -- Filed as Ex-99.B8.A on
04/12/1996 (Accession No. 0000898745-96-000012)
		b.	Domestic Funds Custodian Agreement with Bank of New York -- Filed as Ex-99.G1.B on 12/05/00
(Accession No. 0000898745-00-000021)
		c.	Domestic and Global Custodian Agreement with Bank of New York -- Filed as Ex-99.G on 11/22/05
(Accession No. 0000870786-05-000263)
(h)	(1)	a.	Transfer Agency Agreement for Class I shares -- Filed as Ex-99.H1 on 09/22/00 (Accession No.
0000898745-00-500024)
		b.	Amended & Restated Transfer Agency Agreement for Class I Shares -- Filed as Ex-99.H.1.B on
12/30/02 (Accession No. 0001126871-02-000036)
		c.	Transfer Agency Agreement for Class J Shares -- Filed as Ex-99.H.1.C on 12/30/02 (Accession No.
0001126871-02-000036)
		d.	1st Amendment to Transfer Agency Agreement for Class J Shares -- Filed as Ex-99.H.1.D on
12/30/02 (Accession No. 0001126871-02-000036)
		e.	Amended and Restated Transfer Agency Agreement for Class J Shares dtd 10/22/03 -- Filed as Ex-
99.H on 02/28/05 (Accession No. 0000870786-05-000065)
		f.	Amended and Restated Transfer Agency Agreement for Class J, Class A and Class B Shares dtd
12/13/04 -- Filed as Ex-99.H on 02/28/05 (Accession No. 0000870786-05-000065)
		g.	Transfer Agency Agreement (Class A, B, C, J and Institutional) dtd 1/12/07 -- Filed as Ex-99.H on
01/16/07 (Accession No. 0000898745-07-000011)
		h.	Amended and Restated Transfer Agency Agreement (Class A, B, C, J Institutional, and S) dtd 5/1/08
-- Filed as Ex-99.H1H on 05/01/08 (Accession No. 0000950137-08-006512)
		i.	Amended and Restated Transfer Agency Agreement (Class A, B, C, J Institutional, and S) dtd
01/01/09 -- Filed as Ex-99(h)(1)i on 12/18/09 (Accession No. 0000898745-09-000546)

	(2)	a.	Shareholder Services Agreement -- Filed as Ex-99.H on 12/15/00 (Accession No. 0000898745-00-
500047)
		b.	Amended & Restated Shareholder Services Agreement dtd 6/14/04 -- Filed as Ex-99.H on 02/28/05
(Accession No. 0000870786-05-000065)
		c.	Amended & Restated Shareholder Services Agreement dtd 6/14/04 -- Filed as Ex-99.H on 02/28/05
(Accession No. 0000870786-05-000065)
		d.	Amended & Restated Shareholder Services Agreement dtd 9/13/04 -- Filed as Ex-99.H on 02/28/05
(Accession No. 0000870786-05-000065)
		e.	Amended & Restated Shareholder Services Agreement dtd 12/13/04 -- Filed as Ex-99.H on 02/28/05
(Accession No. 0000870786-05-000065)
		f.	Amended & Restated Shareholder Services Agreement dtd 9/30/05 -- Filed as Ex-99.H on 12/29/05
(Accession No. 0000898745-05-000035)
		g.	Amended & Restated Shareholder Services Agreement dtd 1/1/06 -- Filed as Ex-99.H on 10/20/06
(Accession No. 0000898745-06-000160)
		h.	Amended & Restated Shareholder Services Agreement dtd 1/12/07 -- Filed as Ex-99.H on 12/14/07
(Accession No. 0000898745-07-000184)

	(3)	a.	Investment Service Agreement -- Filed as Ex-99.B5B on 09/12/97 (Accession No. 0000898745-97-
000023)
		b.	1st Amendment to the Investment Service Agreement -- Filed as Ex-99.H3.B on 09/22/00 (Accession
No. 0000898745-00-500024)
		c.	Investment Service Agreement -- Filed as Ex-99.H.3.C on 12/30/02 (Accession No. 0001126871-02-
000036)

	(4)	a.	Accounting Services Agreement -- Filed as Ex-99.H4 on 09/22/00 (Accession No. 0000898745-00-
500024)
		b.	Amended & Restated Accounting Services Agreement dtd 1/12/07 -- Filed as Ex-99.H on 01/16/07
(Accession No. 0000898745-07-000011)

	(5)	a.	Administrative Services Agreement -- Filed as Ex-99.H5 on 09/22/00 (Accession No. 0000898745-
00-500024)
		b.	Amended Administrative Services Agreement -- Filed as Ex-99.H.5.B on 12/30/02 (Accession No.
0001126871-02-000036)

	c.	Amended Administrative Services Agreement dtd 6/14/04 – Filed as Ex-99.H on 09/27/2004
(Accession No. 0000870786-04-000207)

(6)	a.	Service Agreement -- Filed as Ex-99.H6 on 09/22/00 (Accession No. 0000898745-00-500024)
	b.	Amended & Restated Service Agreement dtd 6/14/04 -- Filed as Ex-99.H on 02/28/05 (Accession No.
0000870786-05-000065)
	c.	Amended & Restated Service Agreement dtd 9/30/05 -- Filed as Ex-99.H on 11/22/05 (Accession No.
0000870786-05-000263)

(7)	a.	Service Sub-Agreement -- Filed as Ex-99.H7 on 09/22/00 (Accession No. 0000898745-00-500024)
	b.	Amended & Restated Service Sub-Agreement dtd 1/13/04 -- Filed as Ex-99.H on 02/28/05
(Accession No. 0000870786-05-000065)
	c.	Amended & Restated Service Sub-Agreement dtd 6/14/04 -- Filed as Ex-99.H on 02/28/05
(Accession No. 0000870786-05-000065)
	d.	Amended & Restated Service Sub-Agreement dtd 6/14/04 -- Filed as Ex-99.H on 02/28/05
(Accession No. 0000870786-05-000065)
	e.	Amended & Restated Service Sub-Agreement dtd 9/13/04 -- Filed as Ex-99.H on 02/28/05
(Accession No. 0000870786-05-000065)
	f.	Amended & Restated Service Sub-Agreement dtd 12/13/04 -- Filed as Ex-99.H on 02/28/05
(Accession No. 0000870786-05-000065)
	g.	Amended & Restated Service Sub-Agreement dtd 9/30/05 -- Filed as Ex-99.A on 11/22/05
(Accession No. 0000870786-05-000263)

(8)	Plan of Acquisition European Fund -- Filed as Ex-99.H.8 on 12/30/02 (Accession No. 0001126871-02-
000036)
(9)	Plan of Acquisition Pacific Basin Fund -- Filed as Ex-99.H.9 on 12/30/02 (Accession No. 0001126871-02-
000036)
(10)	Plan of Acquisition Technology Fund -- Filed as Ex-99.H.10 on 12/30/02 (Accession No. 0001126871-02-
000036)
(11)	Plan of Acquisition Balanced Fund -- Filed as Ex-99.H11 on 09/11/03 (Accession No. 0000870786-03-
000169)
(12)	Plan of Acquisition International SmallCap Fund -- Filed as Ex-99.H12 on 09/11/03 (Accession No.
0000870786-03-000169)
(13)	Plan of Acquisition Partners MidCap Blend -- Filed as Ex-99.H11 on 09/11/03 (Accession No. 0000870786-
03-000169)
(14)	Plan of Acquisition High Quality Long-Term Bond – Filed as Ex-99.H on 09/08/05 (Accession No.
0000870786-05-000254)
(15)	Form of Agreement and Plan of Reorganization PIF and WM Trust I – Filed as Appendix A to N-14 on
09/20/06 (Accession No. 0000009713-06-000062)
(16)	Form of Agreement and Plan of Reorganization PIF and WM Trust II – Filed as Appendix A to N-14 on
09/20/06 (Accession No. 0000009713-06-000062)
(17)	Form of Agreement and Plan of Reorganization PIF and WM SAM – Filed as Appendix A to N-14 on
09/20/06 (Accession No. 0000009713-06-000062)
(18)	Plan of Reorganization Equity Income I and Equity Income – Filed as Appendix A to N-14 on 09/28/06
(Accession No. 0000898745-06-000141)
(19)	Plan of Reorganization Tax-Exempt Bond I and Tax-Exempt Bond -- Filed as Appendix A to N-14 on
09/28/06 (Accession No. 0000898745-06-000141)
(20)	Plan of Reorganization Partners LargeCap Growth II and Partners LargeCap Growth – Filed as Appendix A
to N-14 on 10/06/06 (Accession No. 0000898745-06-000145)
(21)	Service Agreement between Principal Investors Fund, Inc. and Principal Shareholder Services, Inc. for
S class shares. dtd 5/1/08 -- Filed as Ex-99.H21A on 05/01/08 (Accession No. 0000950137-08-006512)
(22)	Plan of Acquisition California Insured Intermediate Municipal Fund and California Municipal Fund -- Filed as
Ex-99.H on 07/17/08 (Accession No. 0000009713-08-000060)
(23)	Plan of Acquisition Global Equity Fund I and International Fund I – Filed as Ex-99.H23 on 09/30/08
(Accession No. 0000898745-08-000083
(24)	Plan of Acquisition MidCap Growth Fund I and MidCap Growth Fund III – Filed as Ex-99.H24 on 09/30/08
(Accession No. 0000898745-08-000083
(25)	Plan of Acquisition SmallCap Blend Fund I and SmallCap S&P 600 Index Fund – Filed as Ex-99.H25 on
09/30/08 (Accession No. 0000898745-08-000083
(26)	Plan of Acquisition Government & High Quality Bond Fund and Mortgage Securities Fund – Filed as Ex-99.H

	(27)		Plan of Acquisition MidCap Growth II and MidCap Growth III – Filed as Ex-99.H on 07/29/09 (Accession No.
0000898745-09-000354)
	(28)		Plan of Acquisition SmallCap Growth III and SmallCap Growth I – Filed as Ex-99.H on 07/29/09 (Accession
No. 0000898745-09-000354)
	(29)		Plan of Acquisition of MidCap Stock Fund and MidCap Blend Fund – (Incorporated by reference from the registration statement on Form N-14, File 333-161205, as filed with the Commission on 08/10/09) )(Accession No.
0000898745-09-000372)
	(30)		Plan of Acquisition of LargeCap Blend Fund I, Disciplined LargeCap Blend Fund, LargeCap Growth Fund I,
LargeCap Growth Fund, LargeCap Blend Fund II, LargeCap Growth Fund II, LargeCap Value Fund III,
LargeCap Value Fund, SmallCap Growth Fund II and SmallCap Growth Fund – (Incorporated by reference from the registration statement on Form N-14, File 333-161535, as filed with the Commission on 08/25/09)(Accession No.
0000898745-09-000410)
	(31)		Plan of Acquisition of Ultra Short Bond Fund and Money Market Fund – (Incorporated by reference from the registration statement on Form N-14, File 333-162074, as filed with the Commission on 09/23/09) )(Accession No.
0000898745-09-000463)

(i)	Legal Opinion -- Filed as Ex-99.B10 on 04/12/1996 (Accession No. 0000898745-96-000012)
(j)	(1)		Consents of Auditors – N/A
	(2)		Rule 485(b) opinion – N/A
	(3)		Power of Attorneys – Filed as Ex-99.J3 on 12/12/08 (Accession No. 0000898745-08-000166

(k)	N/A

(l)	(1)		Initial Capital Agreement-ISP & MBS -- Filed as Ex-99.B13 on 04/12/1996
(Accession No. 0000898745-96-000012)
	(2)		Initial Capital Agreement-IEP -- Filed as Ex-99.L2 on 09/22/00 (Accession No. 0000898745-00-500024)
	(3)		Initial Capital Agreement-ICP -- Filed as Ex-99.L3 on 09/22/00 (Accession No. 0000898745-00-500024)
	(4-38)		Initial Capital Agreement -- Filed as Ex-99.L4-L38 on 12/05/00 (Accession No. 0000898745-00-000021)
	(39)		Initial Capital Agreement dtd 12/30/02 -- Filed as Ex-99.L.39 on 12/30/02 (Accession No. 0001126871-02-
000036)
(40-41) Initial Capital Agreement dtd 12/29/03 & 12/30/03-- Filed as Ex-99.L on 02/26/04 (Accession No.
0001127048-04-000033)
	(42)		Initial Capital Agreement dtd 6/1/04 -- Filed as Ex-99.L on 07/27/04 (Accession No. 0000870786-04-000163)
	(43)		Initial Capital Agreement dtd 11/1/04 – Filed as Ex-99.L on 12/13/04 (Accession No. 0000870786-04-
000242)
	(44)		Initial Capital Agreement dtd 12/29/04 -- Filed as Ex-99.L on 02/28/05 (Accession No. 0000870786-05-
000065)
	(45)		Initial Capital Agreement dtd 3/1/05 – Filed as Ex-99.L on 05/16/05 (Accession No. 0000870786-05-
000194)
	(46)		Initial Capital Agreement dtd 6/28/05 -- Filed as Ex-99.L on 11/22/05 (Accession No. 0000870786-05-000263)
	(47)		Initial Capital Agreement dtd 3/15/06 -- Filed as Ex-99.L on 10/20/06 (Accession No. 0000898745-06-
000160)
	(48)		Initial Capital Agreement dtd 1/10/07 -- Filed as Ex-99.L (48) on 02/20/08 (Accession No. 0000950137-08-
002501)
	(49)		Initial Capital Agreement dtd 10/1/07 – Filed as Ex-99.L on 03/28/2008 (Accession No. 0000898745-08-
000017)
	(50)		Initial Capital Agreement dtd 2/29/08 – Filed as Ex-99.L on 03/28/2008 (Accession No. 0000898745-08-
000017)
	(51)		Initial Capital Agreement dtd 5/1/08 -- Filed as Ex-99.L on 07/17/08 (Accession No. 0000009713-08-000060)
	(52)		Initial Capital Agreement dtd 9/30/08 -- Filed as Ex-99.L on 12/12/08 (Accession No. 0000898745-08-000166)
	(53)		Initial Capital Agreement dtd 12/15/08 -- Filed as Ex-99.L on 12/31/08 (Accession No. 0000898745-08-
000184)

(m)	Rule 12b-1 Plan

	(1)		Class A Plan -- Filed as Ex-99.M on 02/28/05 (Accession No. 0000870786-05-000065)
		a.	Amended & Restated dtd 9/30/05 -- Filed as Ex-99.M on 11/22/05 (Accession No. 0000870786-05-
000263)
		b.	Amended & Restated dtd 12/1/05 (Incorporated by reference from exhibit #10(6)b to registration statement No. 333-137477 filed on Form N-14 on 9/20/06 Accession No. 0000009713-06-000062)

	c.	Amended & Restated dtd 1/12/07 -- Filed as Ex-99.M on 01/16/07 (Accession No. 0000898745-07-
000011)
	d.	Amended & Restated dtd 10/01/07 -- Filed as Ex-99.M on 12/14/07 (Accession No. 0000898745-07-
000184)

(2)	Class B Plan -- Filed as Ex-99.M on 02/28/05 (Accession No. 0000870786-05-000065)
	a.	Amended & Restated dtd 9/30/05 -- Filed as Ex-99.M on 11/22/05 (Accession No. 0000870786-05-
000263)
	b.	Amended & Restated dtd 12/1/05 (Incorporated by reference from exhibit #10(7)b to registration statement No. 333-137477 filed on Form N-14 on 9/20/06 Accession No. 0000009713-06-000062)
	c.	Amended & Restated dtd 1/12/07 -- Filed as Ex-99.M on 01/16/07 (Accession No. 0000898745-07-
000011)
	d.	Amended & Restated dtd 3/13/07 -- Filed as Ex-99.M on 12/14/07 (Accession No. 0000898745-07-
000184)
(3)	Class C Plan
	a.	dated 9/11/06 (Incorporated by reference from exhibit #10(8)a to registration statement No. 333-
137477 filed on Form N-14 on 09/20/06 Accession No. 0000009713-06-000062)
	b.	Amended & Restated dtd 1/12/07 -- Filed as Ex-99.M on 01/16/07 (Accession No. 0000898745-07-
000011)
	c.	Amended & Restated dtd 10/01/07 -- Filed as Ex-99.M on 12/14/07 (Accession No. 0000898745-07-
000184)

(4)	Class J Plan
	a.	Amended & Restated dtd 9/9/02 -- Filed as Ex-99.E.1.H on 12/30/02 (Accession No. 0001126871-
02-000036)
	b.	Amended & Restated dtd 9/13/04 – Filed as Ex-99.M on 09/27/2004 (Accession No. 0000870786-
04-000207)
	c.	Amended & Restated dtd 12/13/04 -- Filed as Ex-99.M on 02/28/05 (Accession No. 0000870786-05-
000065)
	d.	Amended & Restated dtd 9/30/05 -- Filed as Ex-99.M on 11/22/05 (Accession No. 0000870786-05-
000263)
	e.	Amended & Restated dtd 9/11/06 (Incorporated by reference from exhibit #10(4)e to registration statement No. 333-137477 filed on Form N-14 on 10/6/06)
	f.	Amended & Restated dtd 1/12/07 -- Filed as Ex-99.M on 01/16/07 (Accession No. 0000898745-07-
000011)
	g.	Amended & Restated dtd 1/1/08 – Filed as Ex-99.M.4G on 02/28/08 (Accession No. 0000950137-08-
002501)
	h.	Amended & Restated dtd 1/1/08 -- Filed as Ex-99.M4H on 05/01/08 (Accession No. 0000950137-08-
006512)
	i.	Amended & Restated dtd 3/11/08 -- Filed as Ex-99.M4H on 05/01/08 (Accession No. 0000950137-
08-006512)

(5)	R-1 f/k/a Advisors Signature Plan – Filed as Ex-99.M on 12/13/04 (Accession No. 0000870786-04-000242)
	a.	Amended & Restated dtd 9/13/04 – Filed as Ex-99.M on 09/27/2004 (Accession No. 0000870786-
04-000207)
	b.	Amended & Restated dtd 12/13/04 -- Filed as Ex-99.M on 02/28/05 (Accession No. 0000870786-05-
000065)
	c.	Amended & Restated dtd 9/30/05 -- Filed as Ex-99.M on 11/22/05 (Accession No. 0000870786-05-
000263)
	d.	Amended & Restated dtd 9/11/06 (Incorporated by reference from exhibit #10(5)d to registration statement No. 333-137477 filed on Form N-14 on 10/6/06 Accession No. 0000898745-06-000145)
	e.	Amended & Restated dtd 1/12/07 -- Filed as Ex-99.M on 01/16/07 (Accession No. 0000898745-07-
000011)
	f.	Amended & Restated dtd 3/11/08 -- Filed as Ex-99.M5F on 05/01/08 (Accession No. 0000950137-
08-006512)
	g.	Amended & Restated Distribution Plan and Agreement Class R-1 dtd 6/24/08 – Filed as Ex-99.M1J
on 09/30/08 (Accession No. 0000898745-08-000083
	h.	Amended & Restated Distribution Plan and Agreement Class R-1 dtd 09/16/09 – Filed as Ex-
99.M(5)h on 10/07/09 (Accession No. 0000898745-09-000489)
(6)	R-2 f/k/a Advisors Select Plan -- Filed as Ex-99.M2 on 09/22/00 (Accession No. 0000898745-00-500024)

	a.	Amended & Restated dtd 9/9/02 -- Filed as Ex-99.E.1.F on 12/30/02 (Accession No. 0001126871-
02-000036)
	b.	Amended & Restated dtd 3/11/04 – Filed as Ex-99.M on 03/16/04 (Accession No. 0000870786-04-
000044)
	c.	Amended & Restated dtd 6/14/04 – Filed as Ex-99.M on 09/27/2004 (Accession No. 0000870786-
04-000207)
	d.	Amended & Restated dtd 9/13/04 – Filed as Ex-99.M on 09/27/2004 (Accession No. 0000870786-
04-000207)
	e.	Amended & Restated dtd 12/13/04 -- Filed as Ex-99.M on 02/28/05 (Accession No. 0000870786-05-
000065)
	f.	Amended & Restated dtd 9/30/05 -- Filed as Ex-99.M on 11/22/05 (Accession No. 0000870786-05-
000263)
	g.	Amended & Restated dtd 9/11/06 (Incorporated by reference from exhibit #10(2)g to registration statement No. 333-137477 filed on Form N-14 on 10/6/06 Accession No. 0000898745-06-000142)
	h.	Amended & Restated dtd 1/12/07 -- Filed as Ex-99.M on 01/16/07 (Accession No. 0000898745-07-
000011)
	i.	Amended & Restated dtd 3/11/08 -- Filed as Ex-99.M2I on 05/01/08 (Accession No. 0000950137-08-
006512)
	j.	Amended & Restated Distribution Plan and Agreement Class R-2 dtd 6/24/08 – Filed as Ex-99.M2J
on 09/30/08 (Accession No. 0000898745-08-000083)
	k.	Amended & Restated Distribution Plan and Agreement Class R-2 dtd 09/16/09 – Filed as Ex-
99.M(6)k on 10/07/09 (Accession No. 0000898745-09-000489)

(7)	R-3 f/k/a Advisors Preferred Plan -- Filed as Ex-99.M1 on 09/22/00 (Accession No. 0000898745-00-500024)
	a.	Amended & Restated dtd 9/9/02 -- Filed as Ex-99.E.1.G on 12/30/02 (Accession No. 0001126871-
02-000036)
	b.	Amended & Restated dtd 3/11/04 -- Filed as Ex-99.M on 03/16/04 (Accession No. 0000870786-04-
00044)
	c.	Amended & Restated dtd 6/14/04 – Filed as Ex-99.M on 09/27/2004 (Accession No. 0000870786-
04-000207)
	d.	Amended & Restated dtd 9/13/04 – Filed as Ex-99.M on 09/27/2004 (Accession No. 0000870786-
04-000207)
	e.	Amended & Restated dtd 12/13/04 -- Filed as Ex-99.M on 02/28/05 (Accession No. 0000870786-05-
000065)
	f.	Amended & Restated dtd 9/30/05 -- Filed as Ex-99.M on 11/22/05 (Accession No. 0000870786-05-
000263)
	g.	Amended & Restated dtd 9/11/06 (Incorporated by reference from exhibit #10(1)g to registration statement No. 333-137477 filed on Form N-14 on 10/6/06 Accession No. 0000898745-
06-00145)
	h.	Amended & Restated dtd 1/12/07 -- Filed as Ex-99.M on 01/16/07 (Accession No. 0000898745-07-
000011)
	i.	Amended & Restated dtd 3/11/08 -- Filed as Ex-99.M1I on 05/01/08 (Accession No. 0000950137-
08-006512)
	j.	Amended & Restated Distribution Plan and Agreement Class R-3 dtd 6/24/08 – Filed as Ex-99.M3J
on 09/30/08 (Accession No. 0000898745-08-000083
	i.	Amended & Restated Distribution Plan and Agreement Class R-3 dtd 09/16/09 – Filed as Ex-
99.M(7)i on 10/07/09 (Accession No. 0000898745-09-000489)

(8)	R-4 f/k/a Select Plan -- Filed as Ex-99.E.1.D on 12/30/02 (Accession No. 0001126871-02-000036)
	a.	Amended & Restated dtd 9/9/02 -- Filed as Ex-99.E.1.E on 12/30/02 (Accession No. 0001126871-
02-000036)
	b.	Amended & Restated dtd 3/11/04 – Filed as Ex-99.M on 03/16/04 (Accession No. 0000870786-04-
000044)
	c.	Amended & Restated dtd 6/14/04 – Filed as Ex-99.M on 09/27/2004 (Accession No. 0000870786-
04-000207)
	d.	Amended & Restated dtd 9/13/04 – Filed as Ex-99.M on 09/27/2004 (Accession No. 0000870786-
04-000207)
	e.	Amended & Restated dtd 12/13/04 -- Filed as Ex-99.M on 02/28/05 (Accession No. 0000870786-05-
000065)
	f.	Amended & Restated dtd 9/30/05 -- Filed as Ex-99.M on 11/22/05 (Accession No. 0000870786-05-
000263)

		g.	Amended & Restated dtd 9/11/06 (Incorporated by reference from exhibit #10(3)g to registration statement No. 333-137477 filed on Form N-14 on 10/6/06 Accession No. 0000898745-06-000145)
		h.	Amended & Restated dtd 1/12/07 -- Filed as Ex-99.M on 01/16/07 (Accession No. 0000898745-07-
000011)
		i.	Amended & Restated dtd 3/11/08 -- Filed as Ex-99.M3I on 05/01/08 (Accession No. 0000950137-08-
006512)
		j.	Amended & Restated Distribution Plan and Agreement Class R-4 dtd 6/24/08 – Filed as Ex-99.M5G
on 09/30/08 (Accession No. 0000898745-08-000083
		k.	Amended & Restated Distribution Plan and Agreement Class R-4 dtd 09/16/09 – Filed as Ex-
99.M(8)k on 10/07/09 (Accession No. 0000898745-09-000489)

(n)	(1)		Rule 18f-3 Plan dtd 3/10/08 -- Filed as Ex-99.N1 on 05/01/08 (Accession No. 0000950137-08-006512)

(o)	Reserved

(p)	Codes of Ethics
	(1)		Alliance Bernstein Code of Ethics -- Filed as Ex-99.P on 12/14/07 (Accession No. 0000898745-07-000184)
	(2)		American Century Investment Management – Filed as Ex-99.P on 07/29/09 (Accession No. 0000898745-09-
000354)
	(3)		AXA Rosenberg Investment Management Initial Capital Agreement dtd 5/1/08 -- Filed as Ex-99.P on
07/17/08 (Accession No. 0000009713-08-000060)
	(4)		The Bank of New York Mellon Code of Ethics -- Filed as Ex-99.P(8) on 02/20/08 (Accession No.
0000950137-08-002501)
	(5)		Barrow Hanley Code of Ethics – Filed as Ex-99.P on 07/29/09 (Accession No. 0000898745-09-000354)
	(6)		BlackRock Code of Ethics – Filed as Ex-99.P7 on 12/12/08 (Accession No. 0000898745-08-000166)
	(7)		Brown Investment Advisor Incorporated Code of Ethics – Filed as Ex-99.P on 07/29/09 (Accession No.
0000898745-09-000354)
	(8)		Causeway Capital Management LLC Initial Capital Agreement dtd 5/1/08 -- Filed as Ex-99.P on 07/17/08
(Accession No. 0000009713-08-000060)
	(9)		Clearbridge Advisors Code of Ethics – Filed as Ex-99.P(9) on 10/07/09 (Accession No. 0000898745-09-
000489)
	(10)		Columbus Circle Investors Code of Ethics dtd -07/01/09 -- Filed as Ex-99.(p)(10) on 12/18/09 (Accession No.
0000898745-09-000546)
	(11)		Dimensional Fund Advisors Code of Ethics -- Filed as Ex-99.P on 12/29/05 (Accession No. 0000898745-05-
000035)
	(12)		Edge Asset Management Code of Ethics -- Filed as Ex-99.P(29) on 02/20/08 (Accession No. 0000950137-
08-002501)
	(13)		Emerald Advisers Inc. Code of Ethics -- Filed as Ex-99.P(17) on 02/20/08 (Accession No. 0000950137-08-
002501)
	(14)		Essex Code of Ethics (filed 01/16/07) -- Filed as Ex-99.P on 12/14/07 (Accession No. 0000898745-07-
000184)
	(15)		Goldman Sachs Code of Ethics -- Filed as Ex-99.P on 12/14/07 (Accession No. 0000898745-07-000184
	(16)		Guggenheim Investment Management LLC Code of Ethics – Filed as Ex-99.P(16) on 10/07/09 (Accession
No. 0000898745-09-000489)
	(17)		Jacobs Levy Code of Ethics -- Filed as Ex-99.P on 10/20/06 (Accession No. 0000898745-06-000160)
	(18)		JP Morgan Code of Ethics -- Filed as Ex-99.P on 12/14/07 (Accession No. 0000898745-07-000184
	(19)		Los Angeles Capital Management and Equity Research, Inc. Code of Ethics dtd 07/22/09 -- Filed as Ex-
99.(p)(19) on 12/18/09 (Accession No. 0000898745-09-000546)
	(20)		Montag & Caldwell, Inc. Code of Ethics – Filed as Ex-99.P on 07/29/09 (Accession No. 0000898745-09-
000354)
	(21)		Morgan Stanley Investment Management – Filed as Ex-99.P on 03/27/07 (Accession No. 0000898745-07-
000036)
	(22)		Neuberger Berman Code of Ethics dtd 05/09 -- Filed as Ex-99.(p)(22) on 12/18/09 (Accession No.
0000898745-09-000546)
	(23)		Pacific Investment Management Company LLC Code of Ethics dtd 05/09 -- Filed as Ex-99.(p)(23) on
12/18/09 (Accession No. 0000898745-09-000546)
	(24)		Principal Global Investors/Principal Real Estate Investors Code of Ethics Filed as Ex-99.P on
03/27/07(Accession No. 0000898745-07-000036
	(25)		Principal Funds, Inc. Principal Variable Contracts Funds, Inc., Principal Management Corporation, Principal
Financial Advisors, Inc., Princor Financial Services Corporation, Principal Funds Distributor, Inc. Code of

Ethics Initial Capital Agreement dtd 6/9/09 – Filed as Ex-99.P on 07/29/09 (Accession No. 0000898745-09-
000354)
	(26)	Pyramis Code of Ethics – Filed as Ex-99.P on 07/29/09 (Accession No. 0000898745-09-000354)
	(27)	Sr. & Executive Officers Code of Ethics (Sarbanes) -- Filed as Ex-99.P21 on 09/11/03 (Accession No.
0000870786-03-000169)
	(28)	Schroder Inc. Code of Ethics dtd 09/14/09 -- Filed as Ex-99.(p)(28) on 12/18/09 (Accession No. 0000898745-
09-000546)
	(29)	Schroder Ltd Code of Ethics dtd 01/26/05 -- Filed as Ex-99.(p)(29) on 12/18/09 (Accession No. 0000898745-
09-000546)
	(30)	Spectrum Code of Ethics dtd 07/09 -- Filed as Ex-99.(p)(30) on 12/18/09 (Accession No. 0000898745-09-
000546)
	(31)	T. Rowe Price Code of Ethics – Filed as Ex-99.P on 07/29/09 (Accession No. 0000898745-09-000354)
	(32)	Thompson, Siegel & Walmsley LLC Code of Ethics – Filed as Ex-99.P(30) on 10/07/09 (Accession No.
0000898745-09-000489)
	(33)	Tortoise Capital Advisors LLC Code of Ethics – Filed as Ex-99.P(31) on 10/07/09 (Accession No.
0000898745-09-000489)
	(34)	Turner Investment Partners -- Filed as Ex-99.P on 02/28/05 (Accession No. 0000870786-05-000065)
	(35)	UBS Code of Ethics dtd 09/30/09 -- Filed as Ex-99.(p)(35) on 12/18/09 (Accession No. 0000898745-09-000546)
	(36)	Vaughan-Nelson Code of Ethics dtd 09/14/09 -- Filed as Ex-99.(p)(36) on 12/18/09 (Accession No.
0000898745-09-000546)
	(37)	Westwood Management Corporation Code of Ethics Initial Capital Agreement dtd 5/1/08 -- Filed as Ex-99.P
on 07/17/08 (Accession No. 0000009713-08-000060)
*	Filed herein.
**	To be filed by amendment.

Item 29.		Persons Controlled by or Under Common Control with Registrant

The Registrant does not control and is not under common control with any person.

Item 30.		Indemnification

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

(i)	The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and
	1.	Was committed in bad faith; or
	2.	Was the result of active and deliberate dishonesty; or

(ii)	The corporate representative actually received an improper personal benefit in money, property, or services; or

(iii) In the case of any criminal proceeding, the corporate representative had reasonable cause to believe that the act or omission was unlawful.

If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and
Bylaws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant's
Articles of Incorporation, Article 12 of Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.

The Registrant has agreed to indemnify, defend and hold the Distributors, their officers and directors, and any person who controls the Distributors within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributors, their officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributors to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the
Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities
Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the
Distributors against any liability to the Registrant or to its security holders to which the Distributors would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of their duties, or by reason of their reckless disregard of their obligations under this Agreement. The Registrant's agreement to indemnify the Distributors, their officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributors, their officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business or Other Connection of Investment Adviser

Principal Management Corporation ("PMC") serves as investment adviser and administrator for Principal Variable
Contracts Funds, Inc. ("PVC") and Principal Funds, Inc.("Principal Funds"). PVC and Principal Funds are funds sponsored by
Principal Life Insurance Company.

A complete list of the officers and directors of the investment adviser, Principal Management Corporation, are set out below. This list includes some of the same people (designated by an *), who serve as officers and directors of the Registrant.
For these people the information as set out in the Statement of Additional Information (See Part B) under the caption
"Directors and Officers of the Fund" is incorporated by reference.

NAME &	COMPANY &
OFFICE WITH	PRINCIPAL
INVESTMENT	BUSINESS	NATURE OF
ADVISER	ADDRESS	RELATIONSHIP
Michael C. Anagnost	Principal Life	Director - IT
Vice President-	Insurance Company(1)
Chief Technology Officer

John E. Aschenbrenner	Principal Life	President, Insurance &
Director	Insurance Company (1)	Financial Services

Patricia A. Barry	Principal Life	Counsel
Assistant Corporate	Insurance Company (1)
Secretary

*Craig L. Bassett	Principal Life	See Part B
Treasurer	Insurance Company (1)

*Michael J. Beer	Principal Life	See Part B
Executive Vice President/	Insurance Company (1)
Chief Operating Officer,
Director

Tracy W. Bollin	Principal Funds	Assistant Controller
Financial Controller	Distributor, Inc.(2)

and Princor Financial
Services Corporation (1)

*David J. Brown	Principal Life	See Part B
Senior Vice President	Insurance Company (1)

*Jill R. Brown	Principal Funds	See Part B
Senior Vice President/	Distributor, Inc.(2)
Chief Financial Officer

David P. Desing	Principal Life	Assistant Treasurer
Assistant Treasurer	Insurance Company (1)

*Ralph C. Eucher	Principal Life	See Part B
Director	Insurance Company (1)

*Nora M. Everett	Principal Life	See Part B
President and Director	Insurance Company (1)

James W. Fennessey	Principal	Asset Allocation Committee
Vice President	Financial Advisors, Inc.(1)

Michael P. Finnegan	Principal Life	Second Vice President -
Senior Vice President -	Insurance Company (1)	Investment Services
Investment Services

Louis E. Flori	Principal Life	Vice President – Capital Markets
Vice President – Capital Markets	Insurance Company (1)

*Stephen G. Gallaher	Principal Life	See Part B
Assistant General Counsel	Insurance Company (1)

*Ernest H. Gillum	Principal Life	See Part B
Vice President and Chief	Insurance Company (1)
Compliance Officer

Eric W. Hays	Principal Life	Assistant Vice President – IT
Senior Vice President –	Insurance Company (1)
Chief Information Officer
Joyce N. Hoffman	Principal Life	Senior Vice President and
Senior Vice President and	Insurance Company (1)	Corporate Secretary
Corporate Secretary

*Patrick A. Kirchner	Principal Life	See Part B
Assistant General Counsel	Insurance Company (1)
Deanna L. Mankle	Principal Life	Assistant Treasurer
Assistant Treasurer	Insurance Company (1)

Jennifer A. Mills	Principal Life	Attorney
Counsel	Insurance Company (1)
Mariateresa Monaco	Principal Life	Portfolio Manager
Vice President/Portfolio Management	Insurance Company (1)

*Layne A. Rasmussen	Principal Life	See Part B
Vice President and	Insurance Company (1)
Controller - Principal Funds
David L. Reichart	Princor	Senior Vice President
Senior Vice President	Financial Services
Corporation(1)

*Michael D. Roughton	Principal Life	See Part B

Senior Vice President and	Insurance Company (1)
Senior Securities Counsel

*Adam U. Shaikh	Principal Life	See Part B
Counsel	Insurance Company (1)

Mark A. Stark	Principal Life	Vice President -
Vice President -	Insurance Company (1)	Investment Services
Investment Services

Randy L. Welch	Principal Life	Vice President -
Vice President -	Insurance Company (1)	Investment Services
Investment Services

*Dan L. Westholm	Principal Life	See Part B
Director - Treasury	Insurance Company (1)
*Beth C. Wilson	Principal Life	See Part B
Vice President	Insurance Company (1)

Larry D. Zimpleman	Principal Life	President and Chief Executive
Chairman of the Board	Insurance Company (1)	Officer

(1)	711 High Street
Des Moines, IA 50309

(2)	1100 Investment Boulevard, Ste 200
El Dorado Hills, CA 95762

Item 32.	Principal Underwriter

(a)	Principal Funds Distributor, Inc. ("PFD") acts as principal underwriter for Principal Funds, Inc. and Principal Variable
Contracts Funds, Inc. PFD also serves as the principal underwriter for certain variable contracts issued by Farmers New
World Life Insurance Company through Farmers Variable Life Separate Account A. PFD also serves as the principal underwriter for certain variable contracts issued by AIG SunAmerica Life Assurance Company and First SunAmerica Life
Insurance Company, through their respective separate accounts.

(1)	(2)	(3)
Positions and offices
Name and principal	with principal	Positions and Offices
business address	underwriter (PFD)	with the Fund
Lindsay L. Amadeo	Director - Marketing	None
The Principal	Communications
Financial Group(1)

Michael C. Anagnost	Vice President -	None
The Principal	Chief Technology Officer
Financial Group(1)

Phillip J. Barbaria	Chief Compliance Officer	None
Principal Funds
Distributor, Inc. (1)

Patricia A. Barry	Assistant Corporate	None
The Principal	Secretary
Financial Group(1)

Craig L. Bassett	Treasurer	Treasurer
The Principal
Financial Group(1)

Michael J. Beer	Executive Vice President	Executive Vice President
The Principal
Financial Group(1)

Lisa Bertholf	Director - Marketing	None
The Principal
Financial Group(1)

Tracy W. Bollin	Assistant Controller	None
The Principal
Financial Group(1)

David J. Brown	Senior Vice President	Chief Compliance Officer
The Principal
Financial Group(1)

Jill R. Brown	Director	Senior Vice President
The Principal	Senior Vice President and
Financial Group(1)	Chief Financial Officer

Bret J. Bussanmas	Vice President -	None
The Principal	Distribution
Financial Group(1)

P. Scott Cawley	Product Marketing Officer	None
The Principal
Financial Group(1)

Ralph C. Eucher	Chairman of the Board	Chairman of the Board and
The Principal		Chief Executive Officer
Financial Group(1)

Nora M. Everett	Director	President and Director
The Principal
Financial Group (1)

Cary Fuchs	President	Senior Vice President of Distribution
Principal Funds
Distributor, Inc.(2)

Stephen G. Gallaher	Assistant General Counsel	Assistant Counsel
The Principal
Financial Group(1)

Eric W. Hays	Senior Vice President and	None
The Principal	Chief Information Officer
Financial Group(1)

Tim Hill	Vice President - Distribution	None
Principal Funds
Distributor, Inc.(1)

Joyce N. Hoffman	Senior Vice President and	None
The Principal	Corporate Secretary
Financial Group(1)

Daniel J. Houston	Director	None
The Principal
Financial Group(1)

Jennifer A. Mills	Counsel	None
The Principal
Financial Group (1)

Timothy J. Minard	Director	None
The Principal
Financial Group(1)

Kevin J. Morris	Director - Marketing	None
Principal Funds
Distributor, Inc.(1)

David L. Reichart	Senior Vice	None
The Principal	President/Distribution
Financial Group(1)

Michael D. Roughton	Senior Vice President/Counsel	Counsel
The Principal
Financial Group(1)

Paul Schieber	Regional Vice President	None
The Principal
Financial Group (1)

Adam U. Shaikh	Counsel	Assistant Counsel
The Principal
Financial Group(1)

Mark A. Stark	Vice President – Investor	None
The Principal	Services
Financial Group(1)

(1)	1100 Investment Boulevard, Ste 200
El Dorado Hills, CA 95762-5710

(c) N/A.
Item 33.	Location of Accounts and Records
All accounts, books or other documents of the Registrant are located at the offices of the Registrant and its Investment
Adviser in the Principal Life Insurance Company home office building, The Principal Financial Group, Des Moines, Iowa
50392.
Item 34.	Management Services
N/A.
Item 35.	Undertakings
N/A.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has
duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Des Moines and State of Iowa, on the 25th day of February, 2010.

Principal Funds, Inc.
(Registrant)

/s/ R. C. Eucher
________________________________
R. C. Eucher
Chairman of the Board and
Chief Executive Officer

Attest:

/s/ Beth Wilson
__________________________
Beth Wilson
Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. C. Eucher
______________________	Chairman of the Board	February 25, 2010
R. C. Eucher	and Chief Executive
Officer (Principal
Executive Officer)

/s/ L. A. Rasmussen
______________________	Vice President,	February 25, 2010
L. A. Rasmussen	Controller and Chief
Financial Officer
(Principal Financial
Officer and Controller)

/s/ N. M. Everett
______________________	President and Director	February 25, 2010
N. M. Everett

/s/ M. J. Beer
______________________	Executive Vice President	February 25, 2010
M. J. Beer

(E. Ballantine)*
______________________	Director	February 25, 2010
E. Ballantine

(K. Blake)*
______________________	Director	February 25, 2010
K. Blake

(C. Damos)*
______________________	Director	February 25, 2010
C. Damos

(R. W. Gilbert)*
______________________	Director	February 25, 2010
R. W. Gilbert

(M. A. Grimmett)*
______________________	Director	February 25, 2010
M. A. Grimmett

(F. S. Hirsch)*
______________________	Director	February 25, 2010
F. S. Hirsch

(W. C. Kimball)*
______________________	Director	February 25, 2010
W. C. Kimball

(B. A. Lukavsky)*
______________________	Director	February 25, 2010
B. A. Lukavsky

(W. G. Papesh)*
_________________	Director	February 25, 2010
W. G. Papesh

(D. Pavelich)*
_________________	Director	February 25, 2010
D. Pavelich

/s/ M. J. Beer
*By___________________________
M. J. Beer
Executive Vice President

*Pursuant to Powers of Attorney
Previously filed on December 12, 2008